UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06318

CONSULTING GROUP CAPITAL MARKETS FUNDS

(Exact name of registrant as specified in charter)

2000 Westchester Avenue

Purchase, NY 10577

(Address of principal executive offices)(Zip code)

CT Corp

155 Federal Street Suite 700

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 937-6739

Date of fiscal year end: 8/31

Date of reporting period: 8/31/2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

Consulting Group

Capital Markets Funds

TRAK®

Annual Report

>>August 31, 2012

•	Large Capitalization Growth Investments

•	Large Capitalization Value Equity Investments

•	Small Capitalization Growth Investments

•	Small Capitalization Value Equity Investments

•	International Equity Investments

•	Emerging Markets Equity Investments

•	Core Fixed Income Investments

•	High Yield Investments

•	International Fixed Income Investments

•	Municipal Bond Investments

•	Money Market Investments

INVESTMENT PRODUCTS: NOT FDIC INSURED    •    NO BANK GUARANTEE    •    MAY LOSE VALUE

Consulting Group

Capital Markets Funds

DEAR SHAREHOLDER,

Political elections and global economic growth, as well as the monetary union and debt crisis in the Eurozone, were among the dominant topics that persistently confronted the financial markets during the fiscal annual reporting period ended August 31, 2012. Increased volatility in the equity and fixed income markets, encompassing ebbs and flows reflecting “risk-on” or “risk-off” investor shifts in global sentiments, defined the one-year period as investors continued to deal with uncertainties related to the global environment.

Despite a tumultuous year, domestic U.S. equities delivered strong performance results during the period. Better-than-expected economic data in the United States (“U.S.”), combined with accommodative Federal Reserve policies, created a general tone of cautious optimism throughout the year. Given that backdrop, it was not surprising to see large market capitalization stocks in the U.S. among the performance leaders from a market capitalization perspective, as investors sought and rewarded companies perceived to have greater relative stability in their earnings.

U.S. investors in overseas stocks were not as fortunate. Developed international and emerging markets equities generally ended the annual period in negative territory. Although foreign equities appeared to have been invigorated at times during the year, boosted in large part by a belief that Europe had made some progress toward containing its sovereign debt woes, a European recession and signs of a slowdown in global economic growth diminished investor enthusiasm. Notably, developed equities in the Pacific region and in Japan came under pressure, while emerging markets stocks in countries such as China and Russia typically lost value. At the same time, currency effects generally had a negative impact on performance, as the U.S. dollar strengthened relative to foreign currencies, hurting unhedged U.S.-based investors venturing into international and emerging markets.

Fueled by falling yields and rising prices, domestic taxable and tax-exempt bonds generated solid advances over the fiscal year. Investors in long-term maturing Treasury bonds were especially rewarded during the year, as negative headline news generally prompted intermittent “flight-to-safety” trades that sparked rallies in the Treasury market. Yields in other bond market segments also contracted to lower levels in the period, benefiting investments in municipal bonds, corporate issues, mortgage-backed securities, and high yield debt. Returns on money market funds continued to remain depressed, reflecting the Federal Reserve Board’s 0% to 0.25% target range for short-term interest rates.

The positive and negative confidence disposition expressed by investors, as they appeared to embrace risk or gravitate toward risk aversion over the fiscal year, draws attention to the challenges clearly faced by the Consulting Group Capital Markets (“CGCM”) Funds and active investment advisers managing portfolios through periods of uncertainty and characterized by rapidly rotating risk environments.

Consulting Group Capital Markets Funds

CGCM Large Capitalization Growth Investments gained +15.7% in the annual period, exceeding the average +14.1% total return of mutual funds included in the Lipper Large-Cap Growth Funds Average investment category i, but lower than the +17.4% increase in the Russell 1000® Growth Index ii. An overweight exposure to the Information Technology sector, combined with positive stock selections in the Information Technology (IT services) and Telecommunication Services (wireless) sectors, contributed to returns, while investments in the Consumer Discretionary (specialty retail, hotels restaurants & leisure) and Health Care (biotechnology) sectors unfavorably affected performance in the yearly period.

i

Large Capitalization Value Equity Investments registered a total return of +12.5% in the fiscal year, trailing the average +14.6% rise in the performance of mutual funds included in the Lipper Large-Cap Value Funds Average investment category iii and the +17.3% advance in the Russell 1000® Value Index iv. An overweight allocation to the Energy sector and an underweight exposure to the Consumer Discretionary sector, in addition to stock selections in the Information Technology (semiconductors & semiconductor equipment), Health Care (pharmaceuticals), Energy (equipment & services), Telecommunication Services (wireless), and Industrials (commercial services & supplies) sectors, negatively impacted relative returns in the annual fiscal period.

Small Capitalization Growth Investments generated an +11.5% return in the twelve-month fiscal period ending August 31, 2012, as compared to the average +11.9% increase in mutual funds included in the Lipper Small-Cap Growth Funds Average investment category v and the +12.7% gain in the Russell 2000® Growth Index vi. An underweight exposure to the Health Care sector, combined with underperforming security selections in the Health Care (biotechnology), Energy (equipment & services), and Consumer Discretionary (specialty retail) sectors, adversely affected one-year relative performance.

Small Capitalization Value Equity Investments experienced an increase of +16.9% in the fiscal year, exceeding the average +11.7% rise in mutual fund included in the Lipper Small-Cap Value Funds Average investment category vii and the +14.1% gain in the Russell 2000® Value Index viii. Favorable contributions from holdings in the Materials (chemicals), Information Technology (semiconductors & semiconductor equipment), Industrials (electrical equipment, marine), Energy (equipment & services), and Consumer Discretionary (leisure equipment & products) sectors helped relative performance over the period.

International Equity Investments fell slightly on an absolute basis, posting a decline of -0.1% in the fiscal period. Relative performance was marginally lower than the negligible -0.0% retreat in the MSCI EAFE® Index ix (Net), as well as the average +0.1% rise in mutual funds included in the Lipper International Large-Cap Core Average investment categoryx. Stock selections in the Information Technology (semiconductors & semiconductor equipment) sector, in addition to selective country exposures, contributed to one-year returns in the fiscal period. In particular, overweight allocations to China and South Korea, respectively, combined with an underweight position in Japan and Spain, added value. However, a concurrent overweight exposure to Brazil, combined with investments in Australia, China, and Hong Kong, as well as in various sectors including Energy (oil gas & consumable fuels) and Financials (commercial banks), detracted from performance during the year.

Emerging Markets Equity Investments declined -6.5% in the one-year period, marginally surpassing the average -6.8% decline in mutual funds included in the Lipper Emerging Markets Average investment category xi, but lagging the -5.8% decline in the MSCI Emerging Markets Index xii (Net). An overweight position to Turkey and an underweight exposure to India, combined with favorable stock selections in the Telecommunication Services (wireless), Information Technology (IT Services), and Industrials (construction & engineering) sectors, enhanced relative performance in period. Sector exposures, including an underweight allocation to the Materials sector, as well as selective investments in Brazil, Russia, and South Africa, also benefited relative returns. Conversely, an exposure to Argentina and an underweight allocation to Malaysia, in combination with unsuccessful stock selections in the Energy (oil gas & consumable fuels), Financials (real estate management & development, commercial banks), Materials (chemicals, metals & mining), and Consumer Discretionary (hotels restaurants & leisure) sectors, hurt relative performance over the year. Selective investments in China and Hong Kong also detracted from relative returns in the fiscal period.

Core Fixed Income Investments advanced +7.6% in the fiscal performance period, outperforming both the average +7.0% rise in mutual funds included in the Lipper Intermediate Investment Grade Debt Funds Average investment category xiii and the +5.8% increase in the Barclays Capital U.S. Aggregate BondTM Index xiv. Contributions from investment grade and high yield sector selections helped relative performance in the period, offsetting declines from interest rate management and individual bond selections.

High Yield Investments gained +11.6% in the annual fiscal reporting period, trailing the average +12.1% increase in mutual funds included in the Lipper High Current Yield Funds Average investment category xv and the +13.9% return of the Barclays Capital U.S. High Yield Index xvi. Interest rate management, sector, and individual bond selections all detracted from relative performance over the period.

International Fixed Income Investments experienced a total return of +7.5% in the fiscal period, outperforming the +5.2% increase in the Citigroup Non-USD World Government Bond Index (USD) Hedged xvii and significantly above the average +0.3% rise in mutual funds included in the Lipper International Income Funds Average investment category xviii. Selective developed and emerging market country exposures, sector selections (investment grade, high yield, and mortgage-backed securities), and bond selections generally contributed to relative performance in the period. The strong performance of the U.S. dollar, as well as the fund’s mandate to hedge a majority of its foreign currency exposure, also impacted relative returns.

Municipal Bond Investments’ twelve-month performance of +7.2% lagged the +8.8% return of the Barclays Capital U.S. Municipal Bond Index xix and also underperformed the average +11.0% gain in mutual funds included in the Lipper General Municipal Debt Funds Average investment category xx. Yield curve positioning and a higher quality bias affected relative returns unfavorably over the fiscal year. Investors who sought higher yields in lower-quality municipal securities and in longer-maturing bonds benefited, as lower-quality municipal issues generally outperformed higher-quality ones and the prices of longer-term maturing debt rallied in the period.

Information regarding the sub-advisers of the CGCM Funds and commentary specific to each individual investment manager is available in the Annual Report following this Shareholder Letter.

As the fiscal reporting period came to an end, central bank intervention globally provided the ignition needed to inspire a summer rally in risk assets. Investors, at least for the moment, generally appeared to put aside unease related to the monetary union and debt crisis in the Eurozone and a deceleration in various national economies. In addition, the U.S. continued to cope with a slow economy, high unemployment, as well uncertainty surrounding approaching political elections and a potential “fiscal cliff” scheduled to take effect on January 1, 2013. Although we remain optimistic over the long-term prospects for the CGCM Funds going forward, challenges certainly remain, and diversified investors should bear in mind that market volatility may potentially provide opportunities for patient investors who maintain a long-term orientation. Investors who require individualized assistance should seek guidance from their Financial Advisor.

We thank you for your continued confidence in Morgan Stanley Wealth Management and support as shareholders of the CGCM Funds.

Sincerely,

James F. Walker

Chief Executive Officer

October 19, 2012

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month-end, please visit our website at https://www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html.

Shares of the Funds are available to participants in advisory programs or asset based fee programs sponsored by Morgan Stanley Smith Barney LLC (“Morgan Stanley”), including the TRAK® Personalized Investment Advisory Service (“TRAK®”), or other investment advisory programs approved by Morgan Stanley. The advisory services provide investors with asset allocation recommendations, which are implemented through the Funds. The fees and expenses of these other investment advisory programs may vary, but are generally expected to be comparable to the annual fees paid by TRAK® participants, which may be up to 2.00%. Shareholders who acquire shares of the Funds through an investment advisory program other than through TRAK® may pay higher or lower fees.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

RISKS: Certain of the Funds may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Investments in small or medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain of the Funds may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

i

The Lipper Large-Cap Growth Funds Average investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

ii

The Russell 1000® Growth Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies with greater-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.

iii

The Lipper Large-Cap Value Funds Average investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

iv

The Russell 1000® Value Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies with greater than average value orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.

v	The Lipper Small-Cap Growth Funds Average investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.
vi

The Russell 2000® Growth Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S.-domiciled companies with greater-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.

vii	The Lipper Small-Cap Value Funds Average investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.
viii

The Russell 2000® Value Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S.-domiciled companies with less-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.

ix

The MSCI EAFE® Index is a composite portfolio or equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. MSCI EAFE® Index is a registered trademark of MSCI Inc.

x	The Lipper International Large-Cap Core Average investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI.
xi	The Lipper Emerging Markets Funds Average investment category — Funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.
xii	The MSCI Emerging Markets Index is an index comprised of thirteen emerging markets open to direct foreign participation.
xiii	The Lipper Intermediate Investment Grade Debt Funds Average investment category – Funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.
xiv

The Barclays Capital U.S. Aggregate BondTM Index is composed of the Barclays Capital Intermediate Government/Credit Bond Index and the Barclays Capital Mortgage-Backed Securities Index and includes treasury issues, agency issues, Corporate bond issues and mortgage-backed securities. Barclays Capital U.S. Aggregate Bond Index is a trademark of Barclays Capital.

xv	The Lipper High Current Yield Funds Average investment category – Funds that aim to provide a high level of current yield from fixed income securities, with a substantial portion in medium- or lower-grade debt issues. The funds may invest in high-yielding government bonds (typically, of developing markets or higher-yielding OECD countries), Corporate and municipal bonds, eurobonds, convertible bonds, and preferred shares.
xvi	The Barclays Capital U.S. High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible and have at least one year remaining to maturity as well as an outstanding par value of $100 million.
xvii	The Citigroup Non-USD WGBI (World Government Bond Index) (USD) Hedged and Unhedged are market capitalization weighted indexes that are designed to represent the hedged performance of the government bond markets in thirteen developed countries, excluding the U.S.
xviii	The Lipper International Income Funds Average investment category – Funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness.
xix	The Barclays Capital U.S. Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons.
xx	The Lipper General Municipal Debt Funds Average investment category – Funds that invest primarily in municipal debt issues in the top four credit ratings.

Performance of the Consulting Group Capital Markets Funds For the Year Ended August 31, 2012†* (unaudited)

Large Capitalization Growth Investments	15.71%
Russell 1000® Growth Index (1)	17.37

Large Capitalization Value Equity Investments	12.50
Russell 1000® Value Index (2)	17.30

Small Capitalization Growth Investments	11.54
Russell 2000® Growth Index (3)	12.72

Small Capitalization Value Equity Investments	16.93
Russell 2000® Value Index (4)	14.08

International Equity Investments	-0.06
MSCI EAFE® Index (5)	-0.04

Emerging Markets Equity Investments	-6.52
MSCI Emerging Markets Index (6)	-5.80

Core Fixed Income Investments	7.58
Barclays Capital U.S. Aggregate Bond™ Index (7)	5.78

High Yield Investments	11.57
Barclays Capital U.S. High Yield Index (8)	13.89

International Fixed Income Investments	7.53
Citigroup Non-USD WGB (USD) — Hedged (9)	5.18

Municipal Bond Investments	7.23
Barclays Capital U.S. Municipal Bond Index (10)	8.78

Money Market Investments**	0.02
90-day Treasury Bill Index	0.06

See pages 26 through 27 for all footnotes.

v

Large Capitalization Growth Investments

ABOUT THE SUBADVISERS

•	Delaware Management Company (“Delaware”)

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, Delaware seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation. Delaware currently defines large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. While the market capitalization of companies in the Russell 1000® Growth Index ranged from approximately $746 million to $624 billion as of August 31, 2012, Delaware will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

•	Wells Capital Management, Inc. (“WellsCap”)

WellsCap employs both proprietary screens and intensive grassroots research in order to identify high-growth companies expected to outperform their peers. Their investment philosophy is firmly rooted in the belief that successful investing is the result of focusing on companies with favorable underlying fundamentals, strong growth potential and solid management teams. Security selection is based on fundamental research. This research process works to “surround” an investment by focusing on the company’s financials and verifying fundamentals with the management team, mid-level employees, customers, competitors, suppliers and/or distributors.

•	Westfield Capital Management Company, L.P. (“Westfield”)

Westfield uses an active management style and favors investing in earnings stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Westfield believes that reasonably priced stocks with high earnings potential are best identified through in-depth, fundamental research.

For the period of September 1, 2011, through August 31, 2012, the Sub-advisers for CGCM Large Capitalization Growth Investments (“Fund”) were Delaware Management Company (“Delaware”), Wells Capital Management, Inc. (“WellsCap”), Westfield Capital Management Company, L.P. (“Westfield”) and Frontier Capital Management Co., LLC (“Frontier”).

The portion of the Fund managed by Delaware outperformed the Fund’s benchmark, the Russell 1000® Growth Index (“benchmark”), during the year ended August 31, 2012. Typical of Delaware’s concentrated portfolio approach, stock selection was a significant factor in the Portfolio’s performance. Solid stock selection in the Technology and Energy sectors was meaningful to returns. Stock selection also helped performance in the Financial sector, and an overweight in that sector increased relative performance. Regarding the portfolio holdings in the Financial sector, it is important to note that Delaware seeks companies that are transaction-based, as opposed to “spread lending” companies, preferring business model characteristics that include high incremental margins and the ability to self-fund their businesses. In Delaware’s view, transaction-based Financials generally lack the need to access funding through the capital markets — a feature that it believes has plagued many spread lenders in the last few years.

The portion of the Fund managed by WellsCap outperformed the benchmark for the year ended August 31, 2012. Emerging from uncertainty created by debates over budget deficits and the downgrade of U.S. government debt, the economy showed continued signs of recovery and growth. Strength in corporate earnings combined with moderate, but not stellar, growth in Growth Domestic Product (“GDP”) and employment provided the backdrop for healthy returns. The return progression was not consistently positive, however, as bouts of “risk-off” mitigated clear periods of “risk-on”. Concerns over the European debt crisis, a slowdown in U.S. job growth and fears of a hard landing in China weighed on investor sentiment. By working within WellsCap’s process to manage risk and return through portfolio construction, the portfolio was tilted toward “core holdings”, domestic exposure and secular growth. This positioning stabilized returns allowing for portfolio outperformance. As can be expected from a fundamentally driven, bottom-up manager, stock selection was the primary contributor to investment returns. Portfolio holdings in the computer and peripheral and IT services industries within Information Technology were the primary drivers of sector returns. Also contributing nicely to relative returns for the year was stock selection in the Materials, Telecommunications Services and Industrials sectors. World oil prices were volatile throughout the period, with dramatic swings from quarter to quarter based on changes in attitude toward global growth or availability of supply. As a result, stock selection within the Energy sector was challenged resulting in a performance headwind.

•   Frontier Capital Management Co., LLC (“Frontier”)

Frontier is a research-driven firm specializing in the management of growth-oriented U.S. equity portfolios. They believe that growth must be purchased at a reasonable price and that fundamental, bottom-up research is the cornerstone to adding value. The firm’s philosophy since its founding in 1980 is that stock prices ultimately follow earnings growth. Frontier believes that there are three key drivers of long-term, consistent performance and look for companies that possess 1) improving business models, 2) unrecognized earnings power and 3) attractive valuations.

The portion of the Fund managed by Westfield underperformed the Fund’s benchmark during the year ended August 31, 2012. Portfolio investments within the Industrials and Consumer Staples sectors were the most significant positive contributors to relative returns. Health Care was the largest detractor from relative results, while investments within the Energy and Financials sectors also hindered relative performance. Concerns about a double-dip recession intensified during the second half of 2011, prompting a retreat from risky assets of all types. Investors hid in slower growth names that provided stable yet predictable earnings growth at higher earnings multiples. Given Westfield’s growth-at-a-reasonable price process, many of these outperformers did not fit its investment criteria, and therefore Westfield had only limited exposure to them. Market dynamics reversed sharply as 2012 began. A strengthening domestic economy and accommodative monetary policy around the globe helped revive investor appetite for stocks. However, as the year progressed, the risk-off environment returned and “bond proxies” were again the big outperformers. The portfolio lagged its benchmark during the market selloff. During July and August, the market began to climb higher, despite wavering economic indicators. Cyclically-oriented sectors, namely Energy and Materials, experienced solid advances. The portfolio’s exposure to these sectors, combined with positive stock selection, added to relative returns during this two-month period. When searching for new investment candidates, Westfield typically focuses on firms that can deliver consistent organic revenue growth, based on the belief that solid operational performance will eventually manifest itself in above-average financial performance. Defensive stocks with little-to-no growth are very expensive and have outperformed during the last two years. Westfield continues to see far better risk/rewards in high-quality growth companies reliant on some global GDP growth.

The portion of the Fund managed by Frontier, with an emphasis on midcap growth stocks, underperformed the Fund’s large cap growth benchmark, but outperformed the Russell Midcap® Growth Index, for the year ended August 31, 2012. Healthy corporate profits and coordinated global easing by central banks helped to propel the markets forward. Frontier’s relative performance was aided by the Consumer Discretionary, Energy and Financials sectors. Consumer Discretionary stocks performed well and Energy holdings performed well due to a focus on exploration and production companies with reliable, fast growing domestic shale positions. Financials prospered by identifying the need for greater outsourcing by major financial services firms to processing companies. Looking forward, Frontier’s discipline continues to balance valuation with growth. It is likely that economic activity will remain muted given greater fiscal constraints, questionable economic conditions abroad, as well as persistent unemployment continuing domestically. As such, Frontier remains focused on companies that show sustained earnings improvement driven by favorable secular demand and innovation, market share gains in growth markets, margin expansion initiatives, and opportunities to utilize balance sheet and cash flow resources. Frontier believes such businesses will be accorded premium equity valuations in a period of low growth and expects the portfolio to benefit from this dynamic.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The following graph depicts the performance of Large Capitalization Growth Investments vs. the Russell 1000® Growth Index1 and the Lipper Large-Cap Growth Funds Average.11

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION GROWTH INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2012†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/1991)	7.09%	5.43%
10 year	7.50	5.77
5 year	2.21	0.44
3 year	14.13	11.98
1 year	15.71	13.42

See pages 26 through 27 for all footnotes.

Large Capitalization Value Equity Investments

ABOUT THE SUBADVISERS

•	Cambiar Investors, LLC (“Cambiar”)

Cambiar utilizes a bottom-up process that seeks to identify companies that are attractively priced, demonstrate positive developments not yet recognized by the market and offer significant appreciation potential within a one- to two-year time frame.

•	NFJ Investment Group, LLC (“NFJ”)

The NFJ investment process initially screens for positive fundamentals by applying a screen over a universe of approximately 800 stocks in order to identify companies with positive fundamental characteristics. After the screen has been applied, NFJ then conducts in-depth research and analysis by reviewing each of the remaining 150-200 possible investments for low price-to-earnings multiples, high dividend yields, positive prospective earnings and quality operations. As part of the portfolio construction process, industry concentration is mitigated by avoiding overexposure to any one sector by restricting the number of stocks held within a single industry. The portfolio generally holds 40 to 50 companies. NFJ’s process involves regular portfolio and universe monitoring for buy and sell candidates. NFJ continually repeats its research process in order to identify new buy and sell candidates. The sell discipline is an important part of NFJ’s process. A stock is sold when an alternative stock with equally strong fundamentals demonstrates a substantially lower price-to-earnings ratio, and/or a substantially higher dividend yield.

•	Artisan Partners Limited Partnership (“Artisan”)

The Artisan mid-cap value strategy employs a bottom-up investment process to construct a diversified portfolio of U.S. mid-cap value companies that Artisan’s mid-cap value investment team believes are undervalued, in solid financial condition and have attractive business economics. Artisan believes companies with these characteristics are less likely to experience eroding values over the long-term.

For the period from September 1, 2011, through August 31, 2012, the Sub-advisers for Large Capitalization Value Equity Investments (“Fund”) were Cambiar Investors, LLC (“Cambiar”), NFJ Investment Group, LLC (“NFJ”), Cullen Capital Management, LLC (“Cullen”), Artisan Partners Limited Partnership (“Artisan”) and HGK Asset Management, Inc. (“HGK”).

The portion of the Fund managed by Cambiar Investors LLC (“Cambiar”) underperformed the Fund’s benchmark, the Russell 1000® Value Index, for the year ended August 31, 2012. Risk aversion and a strong preference for dividend yield were dominant investment themes over the past year; Telecom, Consumer Staples and Utilities were three of the top-performing sectors in the index over this timeframe. Although Cambiar had exposure to companies in these more defensive sectors, such holdings were overshadowed by Cambiar’s higher exposure to cyclical sectors such as Energy, Materials and Technology. As part of Cambiar’s ongoing portfolio reviews, it made select changes where its original thesis was no longer intact, or if a more attractive opportunity presented itself. In other cases, Cambiar continues to stay the course with a given holding – despite underperformance in the short-term. It would be an unforced error to move into Utilities and related safe-haven stocks at this juncture, as the valuations accorded to businesses with perceived stability are very high – relative to their own history as well as to Cambiar’s other holdings. A key element to Cambiar’s investment discipline is mean reversion; at present, many such “bunker” stocks are at or near their historical peak valuations, while many of Cambiar’s positions are trading at levels last seen in the 2008-2009 timeframe. Convergence is likely at some point, with timing likely tied to the abatement in the various macro issues on which the market is currently focused.

The portion of the Fund managed by NFJ outperformed the benchmark for the year ended August 31, 2012. This reporting period was marked by volatile equity returns, as investors were whipsawed by news of U.S. fiscal policy and Europe’s seemingly intractable sovereign debt crisis. Investors kicked off 2012 in a celebratory mood, amid better-than-consensus economic reports and fresh waves of monetary easing in Europe and Asia. As the period commenced, the strategy generally protected on the downside when the market was down, and trailed when the benchmark spiked into double-digit returns. Outperformance can be attributed to strong stock selection, though negative sector weight deviations detracted somewhat from returns. Issue selection was strongest in Financials, Consumer Staples and Information Technology. Stock picks in Industrials and Health Care performed well but lagged those sectors within the benchmark. The strategy’s overweight in Energy and Materials presented a headwind as these sectors delivered the weakest returns in the benchmark due largely to macroeconomic and global growth concerns. NFJ has been overweight in these two sectors as a consequence of finding attractive valuations and sizable defensible yields among many Energy and Materials names. Conversely, NFJ’s underweight in Utilities and Financials was beneficial for the period. During the period, NFJ has found many Utilities securities to be overvalued as investors pile into the sector seeking a replacement for bond yields, while the Financials sector continues to be plagued by unappealing dividends, balance sheet concerns and regulatory uncertainty.

•	Cullen Capital Management, LLC (“Cullen”)

Cullen is a boutique investment adviser who has specialized in value investing since 1983. Cullen utilizes a disciplined approach in constructing investment portfolios. Individual securities are first screened for attractive price to earnings and price to book ratios as well as high absolute dividend yields. Dividend yields, payout ratios and dividend policies of screened securities are then reviewed to ensure the company can maintain and grow the dividend. Additionally, an independent assessment of the company is made through financial analysis, comparative and competitive evaluation, and management capabilities to specifically identify catalysts to encourage above average earnings and dividend growth over the anticipated three-to-five year investment horizon.

•	HGK Asset Management, Inc. (“HGK”)

HGK invests in undervalued securities through disciplined, fundamentally driven quantitative and qualitative security analysis. This analysis is coupled with a risk adverse approach to portfolio construction. HGK’s value driven domestic equity investment process has been employed in its current form since 1991. The equity team screens for disciplined companies with improving cash flows selling below their discounted present value. Rigorous qualitative fundamental analysis is applied to make the final security selection. During this analysis, the equity team focuses on undervalued companies that operate from a position of competitive advantage and whose management teams understand the principles of shareholder wealth creation.

The portion of the Fund managed by Artisan with an emphasis on midcap value stocks underperformed the Fund’s large cap value benchmark, as well as the Russell Midcap® Value Index, for the year ended August 31, 2012. U.S. mid-cap stocks turned in healthy gains despite persistent worries about Euro zone sovereign debt issues and sluggish economic growth around the world. The bulk of portfolio underperformance during the period was driven by Technology holdings. Artisan remains substantially overweight in the Technology sector due to its belief that the sector represents among the best risk/reward tradeoffs available based on a bottom-up assessment of business economics, balance sheet strength, and valuations. Accordingly, an overweight position in the sector contributed negatively to relative results, as Technology shares were up, but by less than the broader benchmark. Stock selection in the sector was also weak, driven by select holdings. The portfolio’s Energy and Consumer Staples stocks also contributed negatively to relative underperformance. Partially offsetting these weaknesses was strong stock selection in the Industrials, Utilities and Financials sectors. Artisan’s investment team is always mindful of macroeconomic risks and having appropriate economic diversification, but its process is not driven by benchmark sector weights. While this worked against relative results during the period, it is a reminder of how important it is for the team to remain committed to its process and maintain a long-term perspective.

The portion of the Fund managed by Cullen outperformed the Fund’s benchmark for the year ended August 31, 2012. Similar to the experience in 2010 and 2011, a turbulent year led into a strong first quarter of market performance, followed by a volatile and difficult second quarter. Outperformance during the period was primarily attributable to the portfolio’s defensive nature and strong stock selection. Cullen’s adherence to a fundamental, valuation-based methodology that focuses on price discipline, dividend yield and dividend growth has given a significant degree of downside protection during heightened periods of volatility. From an allocation perspective, the portfolio benefitted from its continued overweight to non-cyclical sectors, Consumer Staples and Health Care and underweight to cyclical sectors, Energy, Financials, and Materials. An underweight allocation to Information Technology and Consumer Discretionary was a small detractor as stocks in these sectors were top performers in the first quarter. Stock selection was however the core driver to outperformance, with notable strength in Consumer Staples, Industrials, and Utilities. Since inception, Cullen’s investment team has adhered to a philosophy focused on the long-term prospect of companies trading at attractive valuation levels, have leading market positions, and a strong commitment to enhancing shareholder value through responsible dividend policies.

The portion of the Fund managed by HGK performed in-line with the Fund’s benchmark for the year ended August 31, 2012. The fiscal year was marked by a number of unusual events including Standard and Poor’s credit rating downgrade of U.S. sovereign debt, concerns over global recession, and the potential breakup of Europe’s monetary union. In light of these macroeconomic conditions, the portfolio maintained a relatively defensive sector allocation for most of the year. Despite the Fund’s cautious stance towards the market, the portfolio was able to perform in line with its benchmark due to strong security selection. Security selection in most sectors was positive, though it was most significant in the Financials and Energy sectors. Conversely, on a relative basis, security selection in the Consumer Discretionary sector was the largest detractor, as HGK’s holdings provided strongly positive returns but trailed the benchmark.

HGK continues to maintain a conservatively-positioned portfolio as it finds an exceptional number of high-quality companies with strong balance sheets pricing in unusually conservative expectations. Currently, HGK favors securities in the Technology and Health Care sectors. These securities are supported by attractive valuations, adequately supported dividend yields and relatively inelastic demand for their products.

The following graph depicts the performance of the Large Capitalization Value Equity Investments vs. the Russell 1000® Value Index2 and the Lipper Large-Cap Value Funds Average.12

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2012†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/1991)	7.02%	5.36%
10 year	5.24	3.55
5 year	-1.81	-3.50
3 year	11.45	9.34
1 year	12.50	10.27

See pages 26 through 27 for all footnotes.

Small Capitalization Growth Investments

ABOUT THE SUBADVISERS

•	Wall Street Associates (“WSA”)

WSA follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises.

•	Westfield Capital Management Company, L.P. (“Westfield”)

Westfield favors investing in earnings growth stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is Westfield’s belief that the small capitalization portion of the market is under-researched, and therefore less efficient, than the large capitalization sector.

For the period of September 1, 2011, through August 31, 2012, the Sub-advisers for the CGCM Small Capitalization Growth Investments (“Fund”) were Wall Street Associates (“WSA”), and Westfield Capital Management Company, L.P. (“Westfield”).

The portion of the Fund managed by WSA underperformed the benchmark, the Russell 2000® Growth Index, during the period. Throughout much of the year ended August 31, 2012, equity markets gyrated as recurrent concerns over the expanding Eurozone crisis, worries about how much emerging economies might slow in the coming months, weak jobs reports and “fiscal cliff” fears caused investors’ appetite for risk to wax and wane. The Fund outperformed its benchmark for the first six months of the fiscal year, as the equity market generally moved higher. As spring approached the market swooned and was primarily moved by political and global macro-economic news flow. Investments in the Technology sector provided the greatest contribution to portfolio return, driven by strong stock selection. The portfolio benefitted from exposure to the semiconductor and software groups. Stock selection was also additive in the Consumer Discretionary sector. Specialty Retail, Education, Gaming and Entertainment added to portfolio returns. Investments in the Health Care sector produced double-digit returns and added to performance. Energy stocks declined significantly during the period amid falling commodity prices, abundant supply and curtailed global demand. This group, which had been the top performing sector in the prior fiscal year, declined significantly during the period. Although WSA decreased its exposure to the group, the stocks had a negative impact on portfolio performance.

The portion of the Fund managed by Westfield underperformed the Fund’s benchmark for the year. Portfolio investments within the Information Technology, Materials, and Financials sectors were the most significant positive contributors to relative returns. Health Care was the largest detractor from relative results, while investments within the Industrials and Consumer Discretionary sectors also hindered relative performance. Concerns over a double-dip recession intensified during the second half of 2011, prompting a retreat from all types of higher-risk assets. Investors hid in slower-growth names that provided stable yet predictable earnings growth at higher earnings multiples. Given Westfield’s growth-at-a-reasonable price process, many of these outperformers did not fit its investment criteria, and therefore it had only limited exposure to them. Market dynamics reversed sharply with the start of 2012. A strengthening domestic economy and accommodative monetary policy around the globe helped revive investor appetite for stocks. As the year progressed, the risk-off environment returned and “bond proxies” were again the big outperformers. When searching for new investment candidates, Westfield typically focuses on firms that can deliver consistent organic revenue growth, based on the belief that stellar operational performance will eventually manifest itself in above-average financial performance. Defensive stocks with little-to-no growth are very expensive and have outperformed during the last two years. Westfield continues to see far better risk/rewards in high-quality growth companies reliant on some global GDP growth.

The following graph depicts the performance of Small Capitalization Growth Investments vs. the Russell 2000® Growth Index3 and the Lipper Small-Cap Growth Funds Average.13

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION GROWTH INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2012†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/1991)	8.45%	6.77%
10 year	8.19	6.45
5 year	1.62	-0.14
3 year	15.09	12.92
1 year	11.54	9.33

See pages 26 through 27 for all footnotes.

Small Capitalization Value Equity Investments

ABOUT THE SUBADVISERS

•	Rutabaga Capital Management, LLC (“Rutabaga”)

Rutabaga focuses exclusively on micro- and small capitalization stocks and looks to unearth uncommon or currently out-of-favor stocks. The firm’s analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market.

•	NFJ Investment Group, LLC (“NFJ”)

NFJ employs an active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. NFJ also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment.

•	Delaware Management Company (“Delaware”)

Delaware will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. Delaware will consider small capitalization companies to be companies with market capitalizations not exceeding $3 billion or the highest month-end market capitalization value of any stock in the Russell 2000® Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for purpose of the Fund’s 80% investment policy. The size of the companies in the Index change with market conditions and the composition of the Index.

For the period September 1, 2011, through August 31, 2012, the Sub-advisers for CGCM Small Capitalization Value Equity Investments (“Fund”) were Rutabaga Capital Management LLC (“Rutabaga”), NFJ Investment Group LLC (“NFJ”), and Delaware Management Company (“Delaware”).

The portion of the Fund managed by Rutabaga substantially outperformed the Fund’s benchmark, the Russell 2000® Value Index, for the year ended August 31, 2012. The portfolio had underperformed the previous fiscal year, primarily as a result of the poor performance of some of Rutabaga’s economically sensitive stocks due to investor concerns about the prospects of another global recession in late 2011 and early 2012. However, the global economy did not collapse and many of those economically sensitive stocks rebounded in late 2011 and into 2012, helping to drive the strong investment performance. Additionally, three of Rutabaga’s top nine performing stocks were acquired by strategic competitors at healthy premiums to their recent stock prices. Over the past twelve months, Rutabaga’s investment team replenished the portfolio with several new investment ideas, and the team feels comfortable with the overall risk/reward of the portfolio.

The portion of the Fund managed by NFJ underperformed the benchmark for the year ended August 31, 2012. The first half of the period presented a difficult environment, as the strategy generally lagged during months characterized by optimistic investor sentiment and strong benchmark returns. During the second half of the period, news of Europe’s seemingly intractable sovereign debt crisis and slowing growth in China drove investors into more defensive and high yielding sectors, causing valuations to jump among many REITs, limited partnerships, and issuers in the Telecommunications and Utilities sectors. Allocations to more attractively valued securities presented a headwind, as macro-economic concerns overshadowed fundamentals. Underperformance can be attributed to negative sector weight deviations and stock selection. Issue selection was strongest in Consumer Discretionary and Consumer Staples. Stock picks lagged in the Industrials and Telecommunications sectors. The strategy’s overweight in Energy and Materials, and underweight in Financials dragged on returns. NFJ has been overweight in these two sectors as a consequence of finding attractive valuations and sizable defensible yields among many Energy and Materials names. The underweight in the Financials sector resulted from the hefty benchmark weight in this sector (over 35%), combined with balance sheet concerns and low yields relative to the rest of the market. Conversely, an underweight in the Information Technology sector contributed to returns.

The portion of the Fund managed by Delaware outperformed the Fund’s benchmark for the year ended August 31, 2012. U.S. economic growth remains subpar following the recession with GDP growth, hovering in the 1.5 – 2.0% range, and unemployment remains above 8.0%. The housing market began to show signs of stability, which Delaware believes should add to GDP growth in future quarters. Corporate profitability and cash flow remain strong, but revenue growth remains subdued. Company balance sheets generally continue to be very solid, with many companies paying down debt and buying back stock and paying dividends. Delaware was again disappointed by the lack of significant merger and acquisition (“M&A”) activity in the companies reflected in its portfolio holdings. However, it still believes that M&A activity could increase as companies gain more clarity on future regulatory and tax policy. The outperformance resulted from strong stock selection in the Consumer Services, Financials, Technology and Basic Industry sectors. Detractors from performance were an underweight position and poor stock selection in REITs and poor stock selection in the Energy sector. In general, stock selection was the most significant factor in the portfolio’s outperformance.

The following graph depicts the performance of Small Capitalization Value Equity Investments vs. the Russell 2000® Value Index4 and the Lipper Small-Cap Value Funds Average.14

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2012†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/1991)	10.08%	8.37%
10 year	10.74	8.96
5 year	4.96	3.15
3 year	15.54	13.36
1 year	16.93	14.61

See pages 26 through 27 for all footnotes.

International Equity Investments

ABOUT THE SUBADVISERS

•	Schroder Investment Management North America, Inc. (“Schroder”)

Schroder uses a bottom-up growth oriented strategy for stock selection. Schroder employs a fundamental, research driven approach to identify quality growth companies with attractive medium-term growth and valuation, quality management and financial position, and a sustainable competitive advantage. Schroder’s concentrated, “best ideas” portfolio blends both core and opportunistic holdings.

•	Philadelphia International Advisors LP (“PIA”)

PIA utilizes a fundamental bottom-up process and quantitative screening in its approach to international investing. It selects stocks to buy and sell by evaluating a company’s growth outlook and market valuation based on traditional value characteristics, positive company-specific catalysts and other operating and financial conditions. It selects countries primarily by evaluating a country’s valuation ratios such as price-to-earnings and dividend yield, prospective economic growth, government policies and other factors.

•	Thornburg Investment Management, Inc. (“Thornburg”)

Thornburg employs a bottom-up investment process that seeks to acquire promising companies with sound business fundamentals at a time when their intrinsic value is not fully recognized by the marketplace. Thornburg’s idea of value centers on its assessment of the intrinsic worth of an investment, as compared to today’s price, based on intensive fundamental research.

•	Marsico Capital Management, LLC (“Marsico”)

Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals; strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates.

For the period of September 1, 2011, through August 31, 2012, the Sub-advisers for CGCM International Equity Investments (“Fund”) were Schroder Investment Management North America Inc. (“Schroder”), Philadelphia International Advisors LP (“PIA”), Thornburg Investment Management, Inc. (“Thornburg”) and Marsico Capital Management, LLC (“Marsico”).

The portion of the Fund managed by Schroder during the year ended August 31, 2012, was in-line with the Fund’s benchmark, the MSCI EAFE® Index. Markets began the period with extreme volatility, as the Eurozone’s debt problems reached crisis point. For the remainder of the period, markets swung between optimism and disappointment regarding the region. International markets ended the period broadly flat, helped by central bank policies and a summer rally. Performance in Utilities was the largest source of added value by sector. Investors valued more stable growth opportunities given the turbulent market conditions. Exposure to Information Technology was also rewarding. Performance in Materials was the main detractor. The slowdown in global growth and in China in particular, weighed on the portfolio’s mining stocks as investors worried about the strength of demand for raw materials. Schroder has continued to pursue companies which, irrespective of the short-term market uncertainties, are benefiting from longer-term global trends. The portfolio is balanced between growth defensives and more cyclical industries, and Schroder’s trading activity has, as ever, focused on stock-specific situations where it feels there is potential for good growth, valuation upside and catalysts ahead.

The portion of the Fund managed by PIA underperformed the Fund’s benchmark during the year ended August 31, 2012. The majority of the PIA’s relative underperformance can be attributed to stock selection in the Industrials and Financials sectors. While Financials stocks overall held up reasonably well over the course of the year, results within the sector were quite mixed. Insurance companies outperformed the index; however, these positive results were overshadowed by poor performance within European bank holdings. Volatile markets driven in large part to the European sovereign debt crisis, combined with economic uncertainty, have led to a flight to safety and as such, the defensively oriented Consumer Staples and Health Care sectors significantly outperformed the overall market. The portfolio’s underweight positions within these sectors, particularly in the richly priced Consumer Staples, also had a negative impact on returns. Holdings within the UK, Canada, and Korea performed well. The portfolio’s modest exposure to emerging markets, which underperformed their develop market counterparts, weighed on returns; however, the allocation to international small cap stocks aided returns on both an absolute and relative basis.

The portion of the Fund managed by Thornburg performed in-line with the Fund’s benchmark for the year ended August 31, 2012. Concerns about the fate of the euro zone, slowing growth in China, and muted U.S. economic recovery weighed on markets during the period. This led investors to seek safety in more defensively oriented stocks. Allocation and currency effect were positive relative to the benchmark, but the impact of stock selection offset these gains. Stock selection in the Consumer Discretionary sector and an underweight allocation in the Materials sector, the worst-performing sector in the benchmark, helped the portfolio during the period. In addition, underweight positions in Japan and Spain contributed to relative performance. Stock selection in the Financials, Energy, and Information Technology sectors were the main drag on portfolio performance during the period. Three of the top five detractors came from these sectors. The European financial crisis and potential hard landing in China weighed on the Financials sector, particularly European and Chinese bank holdings. Emerging market stocks also detracted from relative performance, particularly in Russia and Taiwan. While is it not possible to know the magnitude and duration of global economic headwinds, Thornburg has constructed the portfolio to avoid some of the more likely and severe downside risks in Europe. With its bottom-up investment process, Thornburg will continue to evaluate opportunities one stock at a time, and balance the portfolio accordingly across our three baskets: basic values, consistent earners, and emerging franchises.

The following graph depicts the performance of International Equity Investments vs. the MSCI EAFE® Index5 and the Lipper International Large-Cap Core Funds Average.15

The portion of the Fund managed by Marsico outperformed the Fund’s benchmark for the year ended August 31, 2012. Stock selection in a number of sectors had a positive effect on performance. In particular, stock selection in the Information Technology, Consumer Staples and Industrials sectors was strong. Several of Marsico’s Information Technology holdings also posted solid gains. An underweight allocation to the weak-performing Materials sector benefited performance relative to the benchmark. The Fund also benefited from currency effect. In particular, an underweighted posture to equities denominated in the weak-performing euro added to returns. An overweight allocation to the weak-performing Information Technology sector and no exposure to Utilities, the strongest-performing sector in the benchmark, hampered performance.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2012†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/1991)	5.08%	3.46%
10 year	6.72	5
5 year	-4.3	-5.95
3 year	4.25	2.29
1 year	-0.06	-2.04

See pages 26 through 27 for all footnotes.

Emerging Markets Equity Investments

ABOUT THE SUBADVISERS

•	SSgA Funds Management, Inc. (“SSgA”)

SSgA uses quantitative analysis to identify countries and stocks which are undervalued relative to their growth rates. It employs an investment process that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix.

•	Newgate Capital Management, LLC (“Newgate”)

Newgate seeks long-term growth of capital by using a top-down value approach to identify undervalued countries, regions and sectors. Newgate incorporates geopolitical and macroeconomic factors into its strategy through fundamental quantitative analysis and more than 150 years combined investment experience of its professionals.

•	Lazard Asset Management, LLC (“Lazard”)

Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 235 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage.

For the period of September 1, 2011, through August 31, 2012, the Sub-advisers for the CGCM Emerging Markets Equity Investments (“Fund”) were SSgA Funds Management, Inc. (“SSgA”), Newgate Capital Management LLC (“Newgate”), and Lazard Asset Management LLC (“Lazard”).

The portion of the Fund managed by SSgA underperformed the Fund’s benchmark, the MSCI Emerging Markets Index, for the year ended August 31, 2012. The Fund utilizes both a country selection and a stock selection model in its investment process. The underperformance of the portfolio over the year was largely a result of stock selection, while country selection was only marginally negative. The drivers of this underperformance were various positions in Taiwan, China, Poland and Brazil. Stock selection in these countries was quite weak, and the model was not able to determine in which names to invest. In some of the smaller countries, such as Poland and Malaysia, SSgA’s portfolio was hurt by both its country positioning and stock selection within those countries. SSgA’s stock selection in Korea contributed positively to overall performance, Korea has a breadth of names that can positively impact the portfolio. Additionally, the Fund benefitted from its overweight position in Thailand. The Thai market has been one of the best-performing Asian markets, as its domestic economy has been resilient in the face of the global slowdown. The year ended August 31, 2012, was difficult due to the risk-on/risk-off theme that has dominated global markets. As the year progressed, it became increasingly evident that economic activity in the United States, the Eurozone and China slowed significantly. Emerging markets investors faced and will continue to face policy-driven markets, with the risk-on/risk-off trade leading to choppy trading. The Eurozone crisis impacts emerging markets via several channels: trade, investment, commodities and finance. The Europe/Middle East/Africa region will be the most seriously affected region in emerging markets should the Eurozone recession intensify. Earnings revisions in emerging markets have been negative in recent months, but earnings were expected to grow by +12% in 2012 and +15.5% in 2013. At fiscal year-end, emerging equities traded at roughly 9.4 times next 12-month earnings. A high degree of policy uncertainty continues to characterize the global economy, and in general, a “flight to safety” to the U.S. dollar is not emerging market friendly.

The portion of the Fund managed by Newgate underperformed the Fund’s benchmark for the year ended August 31, 2012. Newgate employs a top-down, thematic approach to investing that seeks to find undervalued companies given its view on the global economy and other geopolitical considerations. At the beginning of the period, the portfolio was positioned for modest economic expansion, with a substantial weighting in materials stocks and in countries where natural resources are central to the economy and market returns, especially Brazil. Newgate’s “more optimistic than most” view proved correct for the first seven months of the year. However, as the Chinese economy slowed and economic considerations regarding Europe and the United States began to weigh heavily on investor sentiment, equity prices faltered and materials positions underperformed the markets. Newgate reduced allocations to Materials companies, resulting in less exposure to Brazil and China. The portfolio continues to hold Materials, but with greater concentration in gold stocks and less reliance on copper and coal stocks that are highly correlated with the global economy. Newgate’s allocation to Chinese companies was the largest detractor from benchmark-relative performance. Newgate believes that the market has overreacted to an economic slowdown that was thoroughly telegraphed by the government, and also believes that the government has the policy tools necessary to prevent further economic deterioration. Newgate ended the new fiscal year with an overallocation to India and Korea and a reduced, though still overweight, allocation to Chinese equities.

The following graph depicts the performance of Emerging Markets Equity Investments vs. the MSCI Emerging Markets Index6 and the Lipper Emerging Markets Funds Average.16

The portion of the Fund managed by Lazard outperformed the Fund’s benchmark for the year ended August 31, 2012. Equities in the developing world were buffeted by investor concerns over a European sovereign debt default. This ultimately resulted in relatively little change in the markets. The benchmark declined by approximately -5.5%, in U.S. dollar terms, with Asian stocks performing considerably better than either eastern European equities or Latin American shares. Latin American markets diverged dramatically with Brazilian shares selling off heavily due to risk aversion. Mexican and Colombian equities finished higher during the period, aided by decent earnings. The Consumer Staples, Health Care, Information Technology, and Telecom Services sectors performed relatively well. The Materials, Energy, and Industrials sectors underperformed the benchmark. Stock selection in the Telecom Services and Consumer Staples sectors, as well as in Brazil, Russia, and South Africa, benefited performance. A higher-than-benchmark exposure to Turkey also helped performance. On the other hand, exposure to Argentina (which is not a constituent country of the benchmark) hurt performance.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EMERGING MARKETS EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2012†

	Without TRAK Fee	With TRAK Fee*
Since inception (4/20/1994)	5.26%	3.62%
10 year	13.26	11.44
5 year	-1.97	-3.66
3 year	5.83	3.83
1 year	-6.52	-8.37

See pages 26 through 27 for all footnotes.

Core Fixed Income Investments

ABOUT THE SUBADVISERS

•	BlackRock Financial Management, Inc. (“BlackRock”)

BlackRock employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within the corporate and mortgage sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities.

•	Pacific Investment Management Company, LLC (“PIMCO”)

PIMCO employs “top-down” and “bottom-up” investment techniques. It implements the following “top-down” strategies: duration and volatility analysis, sector evaluation and yield curve shape analysis. PIMCO also employs the following “bottom-up” strategies: credit analysis, quantitative research, issue selection and cost-effective trading.

•	Western Asset Management Company (“Western Asset”)

Western Asset emphasizes three key strategies to enhance total return: (i) adjusting the allocation among the key sectors of the fixed-income market depending on its forecast of relative values; (ii) tracking the duration of the overall portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates; and (iii) purchasing undervalued securities in each of the key sectors of the bond market while keeping overall quality high.

•	Metropolitan West Asset Management, LLC (“MetWest”)

MetWest seeks to achieve consistent outperformance through the measured and diversified application of five fixed income management strategies, including (i) duration management, (ii) yield curve positioning, (iii) sector allocation, (iv) security selection, and (v) opportunistic execution. Predicated on a long-term economic outlook, MetWest employs a value-oriented approach to managing fixed income that recognizes the periodic inefficient nature of over-the-counter markets and the mean-reverting characteristics of the investable universe.

For the period of September 1, 2011, through August 31, 2012, the Sub-advisers for CGCM Core Fixed Income Investments (“Fund”) were BlackRock Financial Management Inc. (“BlackRock”), Pacific Investment Management Company LLC (“PIMCO”), Western Asset Management Company (“Western Asset”) and Metropolitan West Asset Management LLC (“MetWest”).

The portion of the Fund managed by BlackRock outperformed the Fund’s benchmark, the Barclays Capital U.S. Aggregate BondTM Index, for the year ended August 31, 2012. The largest contributor to performance for the year was corporate security selection as BlackRock’s bias to own higher-beta credit benefited as investors continued to reach for yield. In addition, an overweight to CMBS benefitted returns as the sector experienced strong performance. Also contributing to returns during the year was the portfolio’s duration and yield curve positioning. In October, the portfolio was long duration, which contributed to performance as markets rallied following the settlement of the debt ceiling crisis. In April, however, the portfolio’s short duration position impaired performance as the Good Friday jobs report shocked to the downside and caused yields to plummet. Additionally, the portfolio benefitted from yield curve flattening positions during 2011, and successfully trading the yield curve tactically throughout the rest of the period. Partially offsetting this positive performance was the portfolio’s corporate underweight during the beginning of 2012, as the unseasonably warm weather helped to artificially boost the economy, thus benefiting the credit sector. Also detracting from performance was the portfolio’s supranational/foreign agency allocation. The portfolio has and continues to position itself well given slow growth in the U.S. and significant tail risks in Europe.

The portion of the Fund managed by PIMCO outperformed the Fund’s benchmark index for the year ended August 31, 2012. The portfolio’s underweight to U.S. duration detracted from performance, as Treasury yields fell due to uncertainty over stability of the Eurozone. This was partially mitigated by exposure to duration in Australia, as yields also fell in this market, especially in the latter half of the fiscal year. An underweight to investment grade credit detracted from returns, as the sector outperformed Treasury securities of similar duration; however, this effect was more than offset by a focus on the bonds of financial companies, which outperformed the broader investment grade corporate sector. Overall positioning of Agency mortgage-backed securities (“MBS”), especially an underweight during the second half of the year, was negative for performance as these securities outperformed like-duration Treasuries; however, within Agency MBS, active relative value positioning among Fannie Mae, Freddie Mac, and Ginnie Mae securities helped to mitigate this impact. Additionally, out-of-index allocations to select non-Agency mortgages and emerging market debt also added to returns given continued investor demand. PIMCO expects muted real global growth amid increasingly ineffective short-term solutions from policymakers as well as worsening data out of the U.S. and other developed and emerging economies. Going forward, PIMCO will continue to retain broad defensive risk positioning while focusing on yield derived from high-quality sources.

The portion of the Fund managed by Western Asset outperformed the Fund’s benchmark for the year ended August 31, 2012. Western Asset managed the Fund’s portfolio using its fundamental, value-oriented investment philosophy. The portfolio’s exposure to non-agency mortgage-backed securities significantly contributed to returns over the twelve months as coupon payments and principal paydowns remained steady and risk markets recovered from the lows of the fourth quarter of 2011. The high yield and investment grade credit sectors were also meaningful contributors to performance, as Western Asset added to exposure when spreads became more attractive toward the end of 2011. Western Asset’s overweight to agency mortgage-backed securities added to performance as the sector outperformed over the twelve month period. Given the outperformance of the mortgage sectors, Western Asset has moved the portfolio’s positioning back to equal-weight for agency mortgage-backed securities and cut down exposure to non-agency mortgage-backed securities. During the reporting period, Western Asset utilized U.S. Treasury futures and options as well as Eurodollar futures to manage the Fund’s duration and to maintain a particular exposure to the yield curve. Similarly the Fund employed Euro-Bobl futures to manage exposure to the German yield curve. Western Asset maintained a tactical, largely underweight duration position and employed a yield curve flattening strategy during the year. Both the tactical duration positioning and curve flattening strategy added to performance as the curve ended the period flatter.

The portion of the Fund managed by MetWest outperformed the Fund’s benchmark for the year ended August 31, 2012. Outperformance in MetWest’s portfolio most significantly resulted from its bottom-up strategies of sector allocation and security selection. The portfolio remained underweight to U.S. Treasury securities throughout the year, in favor of spread sectors within the fixed income market, which benefitted performance as all non-government sectors outperformed U.S. Treasuries on a duration-adjusted basis. Corporate security selection was additive, particularly the allocation to financials, which benefitted from solid investor sponsorship on improving fundamentals and limited new issuance. Balance sheets are generally in better condition as both banks and industrial credits have continued to reduce leverage. Among mortgages, the allocation to both Agency MBS and non-Agency MBS contributed to performance throughout the year, as both benefitted from robust investor demand and restrained new supply. Non-Agency MBS were among the best performers as these highly supportive technicals combined with improving roll rates, increased credit burnout, and a shorter foreclosure pipeline. The allocation to Agency MBS continued to emphasize specified pools with low loan balances and seasoned collateral, while non-Agency MBS focus remains on top of the capital structure, low dollar priced assets, backed by alt-a and subprime collateral. Commercial MBS holdings also contributed to returns, as the sector was a top performer in the fixed income market over the past 12 months. Duration positioning remained shorter than the benchmark, resulting in a drag on performance as rates fell across the curve.

The following graph depicts the performance of Core Fixed Income Investments vs. the Barclays Capital U.S. Aggregate BondTM Index7 and the Lipper Intermediate Investment Grade Debt Funds Average.17

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2012†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/1991)	6.19%	4.54%
10 year	5.92	4.22
5 year	7.77	5.92
3 year	8.07	6.04
1 year	7.58	5.45

See pages 26 through 27 for all footnotes.

High Yield Investments

ABOUT THE SUBADVISERS

•	PENN Capital Management Co., Inc. (“PENN Capital”)

PENN Capital’s initial universe is well-defined and includes all domestic, corporate cash paying dollar denominated bond issues that have spread-to-treasury and yield characteristics that are consistent with or wider than the single-B credit tier. PENN Capital’s investment team determines sectors/industries that may offer relative value based on its macro-economic outlook. The team will review and evaluate the economic cycle, business environment, industry/sector analysis and interest rates. PENN Capital then scans this group for companies with spreads to treasury that are wider than comparable companies, industry averages and historical averages. The team analyzes the liquidity outlook of the company through qualitative research, including bank loan facility analysis, covenant review analysis and asset value analysis. After the high yield bond universe has been narrowed and potential relative value is identified, the team performs its qualitative research to confirm or justify the credit’s value. The team determines whether or not the credit is suitable for the portfolio given its impact on PENN Capital’s current industry weightings and the diversification it brings to the basket of credits currently held within an industry.

•	Western Asset Management Company (“Western Asset”)

Western Asset combines traditional analysis with innovative technology applied to all sectors of the market. Western Asset believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

For the period of September 1, 2011, through August 31, 2012, the Sub-advisers for CGCM High Yield Investments (“Fund”) were PENN Capital Management Co., Inc. (“PENN Capital”) and Western Asset Management. Company (“Western Asset”) .

The portion of the Fund managed by PENN Capital benefited from credits impacted by positive credit technicals, M&A and special situations throughout the year. The proprietary PENN Risk Rating continued to find the most attractive relative value in B and CC rated credits with special situations; which continued as a trend over the course of the trailing 12 months. After outperforming the Fund’s benchmark, the Barclays Capital U.S. High Yield Index, through the summer of 2011 by minimizing exposure to the lowest quality bonds the strategy trailed the broader market beta rally in October of last year. Despite the underperformance, the strategy was able to take advantage of PENN Capital’s proprietary research process to find individual opportunities through the beta rally. This allowed PENN Capital to trade more on fundamentals minimizing the impact of the daily routine of “risk-on, risk-off” that pulled the market down in the second quarter of 2012. Looking ahead in the context of geopolitical uncertainty, the high yield bond market has remained an asset class whose returns best reflect actual fundamentals of U.S. based companies. PENN Capital expects this backdrop to further support this scenario for High Yield through central bank policy and an economy growing not too soft as to raise the risk of recession and not too fast to allow interest rates to rise. Finally, PENN Capital expects a relatively low default risk to the market; which will continue to create a positive setting for the market.

The portion of the Fund managed by Western Asset outperformed the Fund’s benchmark for the year ended August 31, 2012. The portfolio exhibited strong performance for the year and edged out the performance of its benchmark. Exposure to specific securities boosted relative returns. Due to solid balance sheet management and fundamental improvements, these companies benefited more than other companies during the market rally over the last year. However, not all overweights generated excess returns. Western Asset’s ratings biases also added to outperformance. The strategy maintained an overweight exposure to lower rated CCC bonds and an underweight to BB-rated bonds. Western Asset’s view that lower-rated bonds offered outsized returns given a market outlook for strong fundamentals and low default rates paid off, as lower-quality CCC issues outperformed higher-rated BB issues. Sector positioning was a net detractor. A focus on Energy and Transportation issuers was not rewarded, as these sectors lagged the performance of the overall market. Additionally, the portfolio remained underweight to the outperforming Financials and Technology sectors, which ultimately took away from relative returns.The High Yield market continued to deliver sizeable returns in a “Goldilocks”- like scenario for the asset class.

The following graph depicts the performance of High Yield Investments vs. the Barclays Capital U.S. High Yield Index8 and the Lipper High Current Yield Funds Average.18

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2010†

	Without TRAK Fee	With TRAK Fee*
Since inception (7/13/1998)	4.60%	2.96%
10 year	8.50	6.76
5 year	8.08	6.23
3 year	13.55	11.42
1 year	11.57	9.37

See pages 26 through 27 for all footnotes.

International Fixed Income Investments

ABOUT THE SUBADVISERS

•	Pacific Investment Management Company LLC (“PIMCO”)

PIMCO’s total return approach focuses on both capital appreciation and income while managing overall risk. PIMCO employs a core philosophy toward managing global bonds focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index.

For the period of September 1, 2011, through August 31, 2012, the Sub-adviser for CGCM International Fixed Income Investments (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

The Fund outperformed its benchmark, the Citigroup Global Markets Non-U.S. Dollar (“USD”) World Government Bond Index (“WGBI”) (USD) Hedged, for the year ended August 31, 2012. The portfolio’s overweight to duration in Australia was a positive contributor to returns as yields in this market fell amid the global slowdown. In Japan, where yields also fell, an underweight to duration negatively impacted performance. U.S. duration positioning during this period of declining rates contributed to performance, while tactical duration positioning in core Europe was in aggregate negative for returns. Off-benchmark allocations to high-quality sectors, such as Agency mortgage-backed securities (“MBS”) and investment grade credit, benefited performance as these securities outperformed government bonds. Modest allocations to non-Agency and Commercial MBS also contributed to returns as investors sought high-quality sources of income. Lastly, a decreasing out-of-index exposure to emerging market debt also contributed to performance as the returns of securities of select emerging market economies were supported by economic fundamentals which remained healthier than those of developed nations, despite increasing vulnerability to a global slowdown. PIMCO expects muted real global growth amid increasingly ineffective short-term solutions from policymakers as well as worsening data out of the U.S. and other developed and emerging economies. Going forward, PIMCO will continue to retain broad defensive risk positioning while focusing on yield derived from high-quality sources.

The following graph depicts the performance of International Fixed Income Investments vs. the Citigroup Global Markets Non-USD WGBI (USD)– Hedged,9 the Citigroup Global Markets Non-USD WGBI (USD)–Unhedged9 and Lipper International Income Funds Average.19

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2012†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/1991)	6.46%	4.81%
10 year	6.63	4.92
5 year	7.06	5.21
3 year	7.3	5.28
1 year	7.53	5.4

See pages 26 through 27 for all footnotes.

Municipal Bond Investments

ABOUT THE SUBADVISERS

•	McDonnell Investment Management, LLC (“McDonnell”)

McDonnell employs a value-added approach to active municipal bond management utilizing a team oriented philosophy. This approach attempts to maximize after-tax total returns while reducing the volatility in relative rates of return. By limiting dependence on market timing and tightly controlling duration, McDonnell reduces the portfolio’s exposure to interest rate risk relative to the benchmark. McDonnell utilizes extensive internal research to identify relative value opportunities among sectors and securities and to control credit risk. Additionally, McDonnell seeks to exploit yield curve anomalies through quantitative analysis of historical spreads and future expectations.

For the period of September 1, 2011, through August 31, 2012, the Sub-adviser for CGCM Municipal Bond Investments (“Fund”) was McDonnell Investment Management, LLC (“McDonnell”).

Municipal gains were solid, as credit spreads tightened and the yield curve flattened allowing longer, lower-quality securities to post the highest returns for the year. The municipal market experienced a sharp increase in new issue supply versus last year’s paltry pace. Supply was easily absorbed as strong demand from banks and retail mutual fund investors provided ample cash available for investment. That being said, credit vigilance remains critical as fiscal challenges facing issuers continue to be formidable. Given the prolonged economic downturn, weaker municipalities will struggle as reduced revenue from taxes as well as decreased State aid put pressure on local budgets.

The Fund, managed by McDonnell, underperformed the Fund’s benchmark, the Barclays Capital U.S. Municipal Bond Index, for the year primarily due to continued spread compression and yield curve positioning while security selection and modestly long duration enhanced performance. The Fund has higher overall credit quality than the benchmark with an underweight in the A and BBB rated buckets, and is overweight in the 10-year portion of the curve, which produced appreciably lower returns than the 15-30 year range. The anticipated spread widening and higher long-term yields failed to materialize this year; nevertheless, McDonnell believes when the economy shows consistent signs of improvement this most likely will occur. To enhance yield, McDonnell continues to focus on security selection in long-dated bonds in the Higher Education, Hospital, Public Power, and Airport sectors. As a result of McDonnell’s credit concerns, it has avoided some of the larger issuers, such as Illinois and Puerto Rico, which significantly contributed to benchmark performance this year. McDonnell’s core sector holdings continue to include Local Governments, Water & Sewer, and Sales and Income Tax-backed bonds. McDonnell continues to favor a bulleted posture consistent with the respective index duration and seeks to reduce exposure to weaker credits as spread compression has eliminated a significant yield advantage.

The following graph depicts the performance of Municipal Bond Investments vs. the Barclays Capital U.S. Municipal Bond Index10 and the Lipper General Municipal Debt Funds Average.20

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2012†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/1991)	5.31%	3.68%
10 year	4.55	2.87
5 year	5.55	3.74
3 year	6.12	4.12
1 year	7.23	5.11

See pages 26 through 27 for all footnotes.

Money Market Investments

ABOUT THE SUBADVISERS

•	The Dreyfus Corporation (“Dreyfus”)

Dreyfus seeks to improve the Fund’s yield through actively managing sector allocations and the average maturity of the Fund. Dreyfus monitors the spread relationships between U.S. Treasury and government agency issues, and purchases agencies when they provide a yield advantage. In addition, Dreyfus will change the maturity structure modestly to reflect its outlook on interest rates.

For the period of September 1, 2011, through August 31, 2012, the Sub-adviser for CGCM Money Market Investments (“Fund”) was The Dreyfus Corporation (“Dreyfus”).

The Fund, managed by Dreyfus, maintained its focus on the primary goal of providing liquidity. The Fund was affected by the same post-crisis factors as in the prior year, namely historically low rates combined with generally improving credit markets. On the monetary policy front, the past year has been marked by a continuation of post-crisis monetary easing to support a still-disappointing recovery. To that effect, the Federal Open Market Committee has committed to keeping rates low until at least 2014, and has replaced outright securities purchases with sterilized asset purchases dubbed “Operation Twist” in a bid to lower mortgage rates. This has resulted in lower rates across the curve, and contributed to keeping short-end rates range-bound. Beyond the traditional effect of monetary policy on money market rates, new drivers have appeared post-crisis. First, ongoing implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Basel III encourage financial institutions to reduce leverage and wholesale funding, contributing to a scarcity of available investments for money market investors. Second, the ongoing European sovereign crisis added to the challenges, which the industry and the Fund have navigated seamlessly to date. Finally, political developments will undoubtedly generate volatility in the months ahead with the approaching budget vote, presidential election and fiscal cliff.

MONEY MARKET INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2012†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/1991)	2.99%	1.39%
10 year	1.67	0.03
5 year	0.89	-0.87
3 year	0.29	-1.6
1 year	0.02	-1.96

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund.

See pages 26 through 27 for all footnotes.

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at https://www.smithbarney.com/products- services/managed- money/trak/trak-cgcm.html.
*

The Funds are available only to investors participating in Morgan Stanley approved advisory programs. These programs charge an annual fee, which in the case of TRAK® may be up to 2.00%. The performance data shown does not reflect this fee, which would reduce returns.

**	Consulting Group Advisory Services, LLC (“CGAS”), a business of Morgan Stanley Smith Barney Holdings LLC (‘MSSBH”), voluntarily waived and/or reimbursed certain fees or expense to maintain a positive net yield.
1.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

2.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

3.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

4.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

5.

The MSCI EAFE® Index is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

6.	The MSCI Emerging Markets Index is an index comprised of twenty-five emerging markets open to direct foreign participation. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
7.

The Barclays Capital U.S. Aggregate BondTM Index is composed of the Barclays Capital Intermediate Government/Credit Bond Index and the Barclays Capital Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

8.	The Barclays Capital U.S. High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible, and have at least one year remaining to maturity as well as an outstanding par value of $100 million. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
9.	The Citigroup Non-USD World Government Bond Index Hedged and Unhedged are each subsets of the Citigroup World Bond Index, which excludes Corporate bonds denominated in US dollars. It contains foreign government and supranational bonds denominated in Australian, Austrian, Belgian, British, Canadian, Danish, Dutch, French, German, Italian, Japanese, Spanish and Swedish currencies. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
10.	The Barclays Capital U.S. Municipal Bond Index is a weighted composite that is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
11.	The Lipper Large-Cap Growth Funds Average is comprised of the Fund’s peer group of mutual funds investing in growth oriented funds. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.
12.	The Lipper Large-Cap Value Funds Average is comprised of the Fund’s peer group of mutual funds investing in value oriented funds. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.
13.	The Lipper Small-Cap Growth Funds Average is comprised of the Fund’s peer group of mutual funds which limit their investments to small cap growth companies. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.
14.	The Lipper Small-Cap Value Funds Average is comprised of the Fund’s peer group of mutual funds which limit their investments to small cap value companies. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.
15.	The Lipper International Large-Cap Core Average includes the 30 largest large-cap core funds tracked by Lipper Inc. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.
16.	The Lipper Emerging Markets Funds Average is an equally weighted average of the funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.
17.	Lipper Intermediate Investment Grade Debt Funds Average is an average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.
18.	Lipper High Current Yield Bond Average, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.

19.	The Lipper International Income Funds Average is an equally weighted average of the funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, excluding the United States. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.
20.	The Lipper General Municipal Debt Funds Average is an average of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.

Fund Expenses

(unaudited)

Example

As a shareholder of a Fund, you may incur two types of costs: (1) annual advisory program fees, which in the case of TRAK® may be up to 2.00%; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2012, and held for the six months ended August 31, 2012.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Fund	Total Return Without TRAK Fee(2)		Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expense Paid During the Period(4)
Large Capitalization Growth Investments	1.93%		$1,000.00	$1,019.30	0.69%	$3.50
Large Capitalization Value Equity Investments	0.75%		1,000.00	1,007.50	0.70%	3.53
Small Capitalization Growth Investments	-2.65%		1,000.00	973.50	0.98%	4.86
Small Capitalization Value Investments	0.08%		1,000.00	1,000.80	1.00%	5.03
International Equity Investments	-4.96%		1,000.00	950.40	0.88%	4.31
Emerging Markets Equity Investments	-9.96%		1,000.00	900.40	0.94%	4.49
Core Fixed Income Investments	4.40%		1,000.00	1,044.00	0.53%	2.72
High Yield Investments	4.37%		1,000.00	1,043.70	0.79%	4.06
International Fixed Income Investments	4.14%		1,000.00	1,041.40	0.64%	3.28
Municipal Bond Investments	2.06%		1,000.00	1,020.60	0.58%	2.95
Money Market Investments	0.01	%(5)	1,000.00	1,000.10	0.23%	1.16

(1)	For the six months ended August 31, 2012.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which in the case of TRAK® may be up to 2.00%. Total return is not annualized as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from expense ratios in the Financial Highlights.
(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(5)	CGAS, a business of MSSBH, voluntarily waived and/or reimbursed certain fees or expense to maintain a positive net yield.

Fund Expenses

(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expense Paid During the Period(3)
Large Capitalization Growth Investments	5.00%	$1,000.00	$1,021.67	0.69%	3.51
Large Capitalization Value Equity Investments	5.00%	1,000.00	$1,021.62	0.70%	3.56
Small Capitalization Growth Investments	5.00%	1,000.00	$1,020.21	0.98%	4.98
Small Capitalization Value Equity Investments	5.00%	1,000.00	$1,020.11	1.00%	5.08
International Equity Investments	5.00%	1,000.00	$1,020.71	0.88%	4.47
Emerging Markets Equity Investments	5.00%	1,000.00	$1,020.41	0.94%	4.77
Core Fixed Income Investments	5.00%	1,000.00	$1,022.47	0.53%	2.69
High Yield Investments	5.00%	1,000.00	$1,021.17	0.79%	4.01
International Fixed Income Investments	5.00%	1,000.00	$1,021.92	0.64%	3.25
Municipal Bond Investments	5.00%	1,000.00	$1,022.22	0.58%	2.95
Money Market Investments	5.00%	1,000.00	$1,023.98	0.23%	1.17

(1)	For the six months ended August 31, 2012.
(2)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from the expense ratios in the Financial Highlights.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Schedules of Investments

August 31, 2012

Large Capitalization Growth Investments

Shares	Security	Value
COMMON STOCKS — 96.6%
CONSUMER DISCRETIONARY — 14.7%
Automobiles — 0.1%
41,600	Harley-Davidson Inc.	$1,745,536

Distributors — 0.1%
39,700	LKQ Corp.*	1,498,278

Diversified Consumer Services — 0.3%
162,625	Apollo Group Inc., Class A Shares*	4,366,481

Hotels, Restaurants & Leisure — 1.6%
120,350	Las Vegas Sands Corp.	5,101,637
323,961	Starbucks Corp.	16,071,705
25,700	Starwood Hotels & Resorts Worldwide Inc.	1,416,841
38,100	Wyndham Worldwide Corp.	1,986,534
14,300	Yum! Brands Inc.	911,196

	Total Hotels, Restaurants & Leisure	25,487,913

Internet & Catalog Retail — 3.5%
61,600	Amazon.com Inc.*	15,290,968
775,075	Liberty Interactive Corp., Class A Shares*	14,137,368
42,525	priceline.com Inc.*	25,709,339

	Total Internet & Catalog Retail	55,137,675

Media — 2.5%
185,800	CBS Corp., Class B Shares	6,751,972
378,550	Comcast Corp., Class A Shares	12,692,781
31,900	Discovery Communications Inc., Class A Shares*	1,749,396
57,000	Imax Corp.*(a)	1,151,970
172,860	Viacom Inc., Class B Shares	8,644,729
173,290	Walt Disney Co. (The)	8,572,656

	Total Media	39,563,504

Multiline Retail — 1.0%
249,000	Dollar General Corp.*	12,716,430
50,100	Dollar Tree Inc.*	2,413,317
14,400	Family Dollar Stores Inc.	916,416

	Total Multiline Retail	16,046,163

Specialty Retail — 3.8%
43,000	Bed Bath & Beyond Inc.*	2,888,310
79,300	Chico’s FAS Inc.	1,501,942
29,700	Dick’s Sporting Goods Inc.	1,477,872
267,290	Home Depot Inc. (The)	15,168,709
189,000	Limited Brands Inc.	9,185,400
312,330	Lowe’s Cos., Inc.	8,895,158
20,500	O’Reilly Automotive Inc.*	1,741,475
684,900	Staples Inc.	7,479,108
187,300	TJX Cos. Inc.	8,576,467
21,800	Urban Outfitters Inc.*	818,372

	Total Specialty Retail	57,732,813

Textiles, Apparel & Luxury Goods — 1.8%
93,963	Lululemon Athletica Inc.*(a)	6,125,448
194,156	NIKE Inc., Class B Shares	18,903,028
31,800	Steven Madden Ltd.*	1,364,856
11,200	V.F. Corp.	1,710,016

	Total Textiles, Apparel & Luxury Goods	28,103,348

	TOTAL CONSUMER DISCRETIONARY	229,681,711

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value
CONSUMER STAPLES — 5.0%
Beverages — 0.6%
20,865	Brown-Forman Corp., Class B Shares	$1,337,447
140,400	Monster Beverage Corp.*	8,273,772

	Total Beverages	9,611,219

Food & Staples Retailing — 1.9%
12,800	Casey’s General Stores Inc.	723,840
391,375	Walgreen Co.	13,995,570
147,870	Whole Foods Market Inc.	14,306,423

	Total Food & Staples Retailing	29,025,833

Food Products — 2.5%
259,256	Hershey Co. (The)	18,619,766
479,195	Kraft Foods Inc., Class A Shares	19,900,967
21,900	Mead Johnson Nutrition Co., Class A Shares	1,605,927

	Total Food Products	40,126,660

	TOTAL CONSUMER STAPLES	78,763,712

ENERGY — 8.0%
Energy Equipment & Services — 1.9%
15,400	Cameron International Corp.*	842,534
74,300	Ensco PLC, Class A Shares	4,262,591
407,350	Halliburton Co.	13,344,786
83,000	McDermott International Inc.*	924,620
125,010	National-Oilwell Varco Inc.	9,850,788

	Total Energy Equipment & Services	29,225,319

Oil, Gas & Consumable Fuels — 6.1%
23,200	Cabot Oil & Gas Corp.	960,712
22,600	Concho Resources Inc.*	2,028,124
26,900	Continental Resources Inc.*	1,992,214
216,400	EOG Resources Inc.	23,436,120
30,000	InterOil Corp.*(a)	2,386,200
513,478	Kinder Morgan Inc.	18,367,108
172,700	Kodiak Oil & Gas Corp., Class afo aft Shares*	1,543,938
85,460	Occidental Petroleum Corp.	7,264,955
75,800	Pioneer Natural Resources Co.	7,379,888
263,900	Suncor Energy Inc.	8,254,792
450,640	Valero Energy Corp.	14,087,006
268,600	Williams Cos., Inc. (The)	8,667,722

	Total Oil, Gas & Consumable Fuels	96,368,779

	TOTAL ENERGY	125,594,098

FINANCIALS — 4.7%
Capital Markets — 0.9%
80,900	Jefferies Group Inc.	1,188,421
81,000	Raymond James Financial Inc.	2,851,200
205,380	State Street Corp.	8,543,808
34,000	T. Rowe Price Group Inc.	2,088,960

	Total Capital Markets	14,672,389

Diversified Financial Services — 2.5%
177,200	CME Group Inc., Class A Shares	9,728,280
124,450	IntercontinentalExchange Inc.*	17,012,315
303,040	JPMorgan Chase & Co.	11,254,906
34,300	Moody’s Corp.	1,358,280

	Total Diversified Financial Services	39,353,781

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value
FINANCIALS — 4.7%—(continued)
Insurance — 1.3%
25,300	Allied World Assurance Co. Holdings AG	$1,986,809
46,100	Arthur J. Gallagher & Co.	1,646,692
100,100	Fidelity National Financial Inc., Class A Shares	1,885,884
728,500	Progressive Corp. (The)	14,227,605

	Total Insurance	19,746,990

	TOTAL FINANCIALS	73,773,160

HEALTH CARE — 13.0%
Biotechnology — 3.5%
74,414	Alexion Pharmaceuticals Inc.*	7,977,925
293,957	Celgene Corp.*	21,176,662
188,600	Gilead Sciences Inc.*	10,880,334
43,300	Myriad Genetics Inc.*	1,082,067
9,800	Onyx Pharmaceuticals Inc.*	704,816
29,400	Seattle Genetics Inc.*(a)	780,276
212,912	Vertex Pharmaceuticals Inc.*	11,354,597

	Total Biotechnology	53,956,677

Health Care Equipment & Supplies — 1.2%
134,730	Cooper Cos., Inc. (The)	11,297,111
11,100	Edwards Lifesciences Corp.*	1,133,421
14,200	Intuitive Surgical Inc.*	6,983,418

	Total Health Care Equipment & Supplies	19,413,950

Health Care Providers & Services — 1.4%
266,849	Cardinal Health Inc.	10,553,878
20,676	Catamaran Corp.*	1,801,913
23,400	Centene Corp.*	950,274
13,300	DaVita Inc.*	1,293,691
21,700	Mednax Inc.*	1,503,376
112,600	UnitedHealth Group Inc.	6,114,180

	Total Health Care Providers & Services	22,217,312

Health Care Technology — 0.0%
10,200	Cerner Corp.*	746,028

Life Sciences Tools & Services — 0.8%
218,200	Thermo Fisher Scientific Inc.	12,513,770

Pharmaceuticals — 6.1%
192,000	Abbott Laboratories	12,583,680
309,850	Allergan Inc.	26,687,380
317,860	Merck & Co., Inc.	13,683,873
108,550	Novo Nordisk, ADR	17,054,291
92,968	Perrigo Co.	10,223,691
7,300	Shire PLC, ADR	660,942
435,113	Warner Chilcott PLC, Class A Shares	5,926,239
89,670	Watson Pharmaceuticals Inc.*	7,294,655

	Total Pharmaceuticals	94,114,751

	TOTAL HEALTH CARE	202,962,488

INDUSTRIALS — 9.3%
Aerospace & Defense — 2.1%
58,900	BE Aerospace Inc.*	2,371,314
127,693	Precision Castparts Corp.	20,568,788
131,660	United Technologies Corp.	10,513,051

	Total Aerospace & Defense	33,453,153

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value
INDUSTRIALS — 9.3%—(continued)
Air Freight & Logistics — 0.0%
47,800	UTi Worldwide Inc.	$656,294

Airlines — 0.2%
25,300	Alaska Air Group Inc.*	848,815
87,400	United Continental Holdings Inc.*	1,612,530

	Total Airlines	2,461,345

Commercial Services & Supplies — 0.1%
58,100	Waste Connections Inc.	1,681,995

Construction & Engineering — 0.2%
108,300	Quanta Services Inc.*	2,599,200

Electrical Equipment — 0.1%
50,675	AMETEK Inc.	1,738,659

Industrial Conglomerates — 3.0%
452,320	Danaher Corp.	24,230,783
406,510	General Electric Co.	8,418,822
266,430	Tyco International Ltd.	15,021,324

	Total Industrial Conglomerates	47,670,929

Machinery — 1.8%
79,225	Caterpillar Inc.	6,760,269
57,275	Cummins Inc.	5,561,975
26,333	Eaton Corp.(a)	1,177,612
24,200	Pall Corp.	1,343,342
191,565	Stanley Black & Decker Inc.	12,601,146

	Total Machinery	27,444,344

Professional Services — 0.1%
27,800	Verisk Analytics Inc., Class A Shares*	1,348,856

Road & Rail — 1.1%
499,200	Hertz Global Holdings Inc.*	7,078,656
87,097	Union Pacific Corp.	10,577,060

	Total Road & Rail	17,655,716

Trading Companies & Distributors — 0.6%
55,500	MRC Global Inc.*	1,222,665
13,200	MSC Industrial Direct Co., Inc., Class A Shares	914,760
34,600	WESCO International Inc.*	1,999,188
22,315	WW Grainger Inc.	4,595,997

	Total Trading Companies & Distributors	8,732,610

	TOTAL INDUSTRIALS	145,443,101

INFORMATION TECHNOLOGY — 34.9%
Communications Equipment — 3.8%
355,990	Cisco Systems Inc.	6,792,289
45,332	F5 Networks Inc.*	4,419,417
466,081	Polycom Inc.*	4,856,564
719,325	QUALCOMM Inc.	44,209,714

	Total Communications Equipment	60,277,984

Computers & Peripherals — 9.1%
200,289	Apple Inc.	133,240,254
303,040	EMC Corp.*	7,966,922
24,200	NetApp Inc.*	835,384

	Total Computers & Peripherals	142,042,560

Electronic Equipment, Instruments & Components — 0.1%
66,600	Jabil Circuit Inc.	1,517,148

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value
INFORMATION TECHNOLOGY — 34.9%—(continued)
Internet Software & Services — 5.5%
31,200	Akamai Technologies Inc.*	$1,170,312
33,660	Baidu Inc., ADR*	3,751,070
321,200	eBay Inc.*	15,247,364
76,065	Google Inc., Class A Shares*	52,111,371
299,450	VeriSign Inc.*	14,277,776

	Total Internet Software & Services	86,557,893

IT Services — 8.1%
24,700	Alliance Data Systems Corp.*	3,399,955
243,325	Cognizant Technology Solutions Corp., Class A Shares*	15,640,931
42,600	Gartner Inc.*	2,104,014
40,000	Jack Henry & Associates Inc.	1,478,400
70,375	MasterCard Inc., Class A Shares	29,761,588
34,600	NeuStar Inc., Class A Shares*	1,299,922
298,875	Teradata Corp.*	22,828,073
105,000	Total System Services Inc.	2,433,900
25,000	VeriFone Systems Inc.*	868,500
352,955	Visa Inc., Class A Shares	45,266,478
17,500	Wright Express Corp.*	1,152,200

	Total IT Services	126,233,961

Semiconductors & Semiconductor Equipment — 1.3%
31,500	Altera Corp.	1,175,895
18,600	Avago Technologies Ltd.	680,202
436,389	Broadcom Corp., Class A Shares*	15,504,901
83,800	Fairchild Semiconductor International Inc., Class A Shares*	1,216,776
30,800	Maxim Integrated Products Inc.	835,912
69,600	Teradyne Inc.*	1,087,152

	Total Semiconductors & Semiconductor Equipment	20,500,838

Software — 7.0%
490,750	Adobe Systems Inc.*	15,345,753
23,600	Autodesk Inc.*	732,780
409,675	BMC Software Inc.*	16,960,545
107,300	Cadence Design Systems Inc.*	1,416,360
148,110	Check Point Software Technologies Ltd.*	6,826,390
231,770	Citrix Systems Inc.*	18,006,211
338,550	Intuit Inc.	19,818,717
21,400	MICROS Systems Inc.*	1,084,124
544,920	Microsoft Corp.	16,794,434
385,480	Oracle Corp.	12,200,442

	Total Software	109,185,756

	TOTAL INFORMATION TECHNOLOGY	546,316,140

MATERIALS — 4.3%
Chemicals — 3.4%
27,700	Celanese Corp., Series A, Class A Shares	1,059,802
9,660	CF Industries Holdings Inc.	1,999,717
26,400	Cytec Industries Inc.	1,807,608
104,640	FMC Corp.	5,684,045
220,360	Monsanto Co.	19,195,559
86,650	PPG Industries Inc.	9,533,233
12,760	Sherwin-Williams Co. (The)	1,825,701
188,100	Syngenta AG, ADR	12,715,560

	Total Chemicals	53,821,225

Containers & Packaging — 0.1%
32,300	Crown Holdings Inc.*	1,170,875

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value
MATERIALS — 4.3%—(continued)
Metals & Mining — 0.1%
28,800	Allegheny Technologies Inc.	$853,632

Paper & Forest Products — 0.7%
330,090	International Paper Co.	11,407,910

	TOTAL MATERIALS	67,253,642

TELECOMMUNICATION SERVICES — 2.7%
Wireless Telecommunication Services — 2.7%
655,775	Crown Castle International Corp.*	41,615,482

	TOTAL COMMON STOCKS (Cost — $1,096,191,386)	1,511,403,534

WARRANTS — 0.0%
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
238,096	Kinder Morgan Inc.*	750,002

	TOTAL WARRANTS (Cost — $221,385)	750,002

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,096,412,771)	1,512,153,536

Face Amount
SHORT-TERM INVESTMENTS (b) — 4.3%
MONEY MARKET FUND — 0.6%
9,755,298	Invesco STIT — Government & Agency Portfolio(c) (Cost — $9,755,298)	9,755,298

TIME DEPOSITS — 3.3%
37,499,597	Bank of New York Mellon — Grand Cayman, 0.030% due 9/4/12	37,499,597
1,936	BBH — Grand Cayman, 0.030% due 9/4/12	1,936
3,842,924	HSBC Bank — Grand Cayman, 0.030% due 9/4/12	3,842,924
10,376,335	JPMorgan Chase & Co. — London, 0.030% due 9/4/12	10,376,335

	TOTAL TIME DEPOSITS (Cost — $51,720,792)	51,720,792

U.S. GOVERNMENT AGENCY — 0.4%
6,415,000	Federal Home Loan Bank (FHLB) Discount Notes, 0.001% due 9/4/12(d) (Cost — $6,414,999)	6,414,999

	TOTAL SHORT-TERM INVESTMENTS (Cost — $67,891,089)	67,891,089

	TOTAL INVESTMENTS — 100.9% (Cost — $1,164,303,860#)	1,580,044,625

	Liabilities in Excess of Other Assets — (0.9)%	(14,086,882)

	TOTAL NET ASSETS — 100.0%	$1,565,957,743

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 3.7%.
(c)	Represents investment of collateral received from securities lending transactions.
(d)	Rate shown represents yield-to-maturity.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

#	Aggregate cost for federal income tax purposes is $1,186,938,345.

Abbreviations used in this schedule:

ADR —   American Depositary Receipts

PLC  —   Public Limited Company

Summary of Investments by Security Sector*

Information Technology	34.6%
Consumer Discretionary	14.5
Health Care	12.8
Industrials	9.2
Energy	8.0
Consumer Staples	5.0
Financials	4.7
Materials	4.3
Telecommunication Services	2.6
Short-Term Investments	4.3

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value
COMMON STOCKS — 95.2%
CONSUMER DISCRETIONARY — 6.0%
Distributors — 0.4%
66,000	Genuine Parts Co.	$4,168,560

Diversified Consumer Services — 0.2%
118,800	H&R Block Inc.	1,967,328

Hotels, Restaurants & Leisure — 0.8%
248,000	Carnival Corp.	8,600,640

Household Durables — 0.4%
16,700	Mohawk Industries Inc.*	1,203,235
39,900	Whirlpool Corp.	3,010,854

	Total Household Durables	4,214,089

Internet & Catalog Retail — 0.1%
33,200	Liberty Interactive Corp., Class A Shares*	605,568

Leisure Equipment & Products — 0.5%
164,000	Mattel Inc.	5,762,960

Media — 1.1%
172,649	Comcast Corp., Class A Shares	5,788,921
39,800	Omnicom Group Inc.	2,044,526
90,600	Time Warner Inc.	3,764,430

	Total Media	11,597,877

Multiline Retail — 1.0%
66,724	Kohl’s Corp.	3,482,993
132,800	Target Corp.	8,511,152

	Total Multiline Retail	11,994,145

Specialty Retail — 1.0%
169,661	Best Buy Co., Inc.	3,009,786
749,600	Staples Inc.	8,185,632

	Total Specialty Retail	11,195,418

Textiles, Apparel & Luxury Goods — 0.5%
36,405	V.F. Corp.	5,558,315

	TOTAL CONSUMER DISCRETIONARY	65,664,900

CONSUMER STAPLES — 9.7%
Beverages — 0.7%
46,500	Diageo PLC, ADR	5,078,730
25,600	Molson Coors Brewing Co., Class B Shares	1,140,224
23,300	PepsiCo Inc.	1,687,619

	Total Beverages	7,906,573

Food & Staples Retailing — 2.3%
283,577	CVS Caremark Corp.	12,916,932
101,900	Kroger Co. (The)	2,270,332
199,942	Sysco Corp.	6,058,243
46,800	Wal-Mart Stores Inc.	3,397,680

	Total Food & Staples Retailing	24,643,187

Food Products — 3.1%
481,949	Archer-Daniels-Midland Co.	12,892,136
90,000	HJ Heinz Co.	5,014,800
121,200	Kraft Foods Inc., Class A Shares	5,033,436
309,100	Unilever NV, NY Registered Shares	10,750,498

	Total Food Products	33,690,870

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value
CONSUMER STAPLES — 9.7%—(continued)
Household Products — 2.3%
185,077	Kimberly-Clark Corp.	$15,472,437
138,900	Procter & Gamble Co.	9,332,691

	Total Household Products	24,805,128

Tobacco — 1.3%
162,500	Altria Group Inc.	5,518,500
57,250	Philip Morris International Inc.	5,112,425
76,000	Reynolds American Inc.	3,503,600

	Total Tobacco	14,134,525

	TOTAL CONSUMER STAPLES	105,180,283

ENERGY — 15.0%
Energy Equipment & Services — 3.1%
98,420	Ensco PLC, Class A Shares	5,646,355
329,000	Halliburton Co.	10,778,040
135,600	McDermott International Inc.*	1,510,584
108,100	National-Oilwell Varco Inc.	8,518,280
99,500	Patterson-UTI Energy Inc.	1,511,405
275,100	Superior Energy Services Inc.*	5,713,827

	Total Energy Equipment & Services	33,678,491

Oil, Gas & Consumable Fuels — 11.9%
246,928	Chevron Corp.	27,695,445
39,900	Cimarex Energy Co.	2,282,679
357,251	ConocoPhillips	20,288,284
148,500	Devon Energy Corp.	8,587,755
85,708	Exxon Mobil Corp.	7,482,308
33,000	Hess Corp.	1,667,490
382,456	Marathon Oil Corp.	10,639,926
142,413	Marathon Petroleum Corp.	7,369,873
148,530	Murphy Oil Corp.	7,624,045
81,000	Occidental Petroleum Corp.	6,885,810
102,700	Phillips 66	4,313,400
45,400	Royal Dutch Shell PLC, Class A Shares, ADR	3,176,638
186,500	Royal Dutch Shell PLC, Class B Shares, ADR	13,463,435
65,400	Southwestern Energy Co.*	2,035,902
127,100	Total SA, ADR	6,337,206

	Total Oil, Gas & Consumable Fuels	129,850,196

	TOTAL ENERGY	163,528,687

FINANCIALS — 16.6%
Capital Markets — 1.7%
61,300	Ameriprise Financial Inc.	3,365,983
60,902	Goldman Sachs Group Inc. (The)	6,438,559
25,200	Northern Trust Corp.	1,170,288
184,969	State Street Corp.	7,694,711

	Total Capital Markets	18,669,541

Commercial Banks — 1.8%
632,506	Fifth Third Bancorp	9,576,141
84,300	HSBC Holdings PLC, ADR	3,678,009
53,700	PNC Financial Services Group Inc.	3,337,992
101,200	Wells Fargo & Co.	3,443,836

	Total Commercial Banks	20,035,978

Consumer Finance — 0.7%
126,100	Capital One Financial Corp.	7,128,433

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value
FINANCIALS — 16.6%—(continued)
Diversified Financial Services — 2.7%
613,011	Bank of America Corp.	$4,897,958
491,980	JPMorgan Chase & Co.	18,272,137
230,000	NYSE Euronext	5,761,500

	Total Diversified Financial Services	28,931,595

Insurance — 8.2%
76,000	ACE Ltd.	5,603,480
7,947	Alleghany Corp.*	2,679,331
15,600	Allied World Assurance Co. Holdings AG	1,225,068
406,489	Allstate Corp. (The)	15,153,910
39,697	Aon PLC	2,062,656
48,300	Arch Capital Group Ltd.*	1,927,653
58,500	Fidelity National Financial Inc., Class A Shares	1,102,140
44,400	Loews Corp.	1,804,860
520,116	MetLife Inc.	17,751,559
79,500	PartnerRe Ltd.	5,835,300
122,100	Progressive Corp. (The)	2,384,613
162,000	Prudential Financial Inc.	8,830,620
5,800	Torchmark Corp.	296,844
260,800	Travelers Cos., Inc. (The)	16,884,192
1,300	Validus Holdings Ltd.	43,563
151,700	Willis Group Holdings PLC	5,661,444

	Total Insurance	89,247,233

Real Estate Investment Trusts (REITs) — 1.5%
257,000	Annaly Capital Management Inc.	4,448,670
32,600	Hatteras Financial Corp.	945,074
122,000	HCP Inc.	5,594,920
94,000	Health Care REIT Inc.	5,493,360

	Total Real Estate Investment Trusts (REITs)	16,482,024

	TOTAL FINANCIALS	180,494,804

HEALTH CARE — 13.3%
Health Care Equipment & Supplies — 2.8%
147,000	Baxter International Inc.	8,625,960
17,500	Becton Dickinson and Co.	1,329,650
301,600	Medtronic Inc.	12,263,056
205,284	St. Jude Medical Inc.	7,751,524

	Total Health Care Equipment & Supplies	29,970,190

Health Care Providers & Services — 2.2%
245,000	Aetna Inc.	9,410,450
48,590	Cigna Corp.	2,223,964
51,750	McKesson Corp.	4,507,943
136,584	UnitedHealth Group Inc.	7,416,511

	Total Health Care Providers & Services	23,558,868

Life Sciences Tools & Services — 0.1%
17,400	Covance Inc.*	831,546

Pharmaceuticals — 8.2%
85,700	Abbott Laboratories	5,616,778
192,500	AstraZeneca PLC, ADR(a)	9,007,075
51,800	Bristol-Myers Squibb Co.	1,709,918
296,150	Eli Lilly & Co.	13,300,097
172,000	Hospira Inc.*	5,775,760
234,165	Johnson & Johnson	15,789,746
403,140	Merck & Co., Inc.	17,355,176
695,375	Pfizer Inc.	16,591,648

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value
HEALTH CARE — 13.3%—(continued)
Pharmaceuticals — 8.2%—(continued)
140,300	Teva Pharmaceutical Industries Ltd., ADR	$5,553,074

	Total Pharmaceuticals	90,699,272

	TOTAL HEALTH CARE	145,059,876

INDUSTRIALS — 11.1%
Aerospace & Defense — 3.5%
60,500	Boeing Co. (The)	4,319,700
116,950	General Dynamics Corp.	7,661,395
149,800	Honeywell International Inc.	8,755,810
24,500	L-3 Communications Holdings Inc.	1,720,880
38,200	Lockheed Martin Corp.	3,481,548
53,800	Northrop Grumman Corp.	3,598,682
95,360	Raytheon Co.	5,389,747
44,800	Rockwell Collins Inc.	2,189,376
71,900	Spirit Aerosystems Holdings Inc., Class A Shares*	1,787,434

	Total Aerospace & Defense	38,904,572

Commercial Services & Supplies — 0.2%
83,400	R.R. Donnelley & Sons Co.(a)	915,732
28,500	Republic Services Inc., Class A Shares	788,025

	Total Commercial Services & Supplies	1,703,757

Construction & Engineering — 1.0%
55,400	Jacobs Engineering Group Inc.*	2,190,516
332,000	KBR Inc.	8,993,880

	Total Construction & Engineering	11,184,396

Electrical Equipment — 0.2%
24,200	Hubbell Inc., Class B Shares	1,955,844

Industrial Conglomerates — 2.6%
54,450	3M Co.	5,042,070
141,152	Danaher Corp.	7,561,513
762,511	General Electric Co.	15,791,602

	Total Industrial Conglomerates	28,395,185

Machinery — 1.7%
137,200	Dover Corp.	7,931,532
190,000	Eaton Corp.(a)	8,496,800
13,400	Flowserve Corp.	1,710,644

	Total Machinery	18,138,976

Professional Services — 0.5%
25,400	Dun & Bradstreet Corp. (The)	2,056,130
33,000	Manpower Inc.	1,224,630
31,100	Towers Watson & Co., Class A Shares	1,689,352

	Total Professional Services	4,970,112

Road & Rail — 1.4%
116,600	Norfolk Southern Corp.	8,448,836
21,500	Ryder System Inc.	860,215
47,400	Union Pacific Corp.	5,756,256

	Total Road & Rail	15,065,307

	TOTAL INDUSTRIALS	120,318,149

INFORMATION TECHNOLOGY — 11.8%
Communications Equipment — 1.7%
575,881	Cisco Systems Inc.	10,987,810
77,300	Harris Corp.	3,635,419

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value
INFORMATION TECHNOLOGY — 11.8%—(continued)
Communications Equipment — 1.7%—(continued)
90,305	Motorola Solutions Inc.	$4,303,936

	Total Communications Equipment	18,927,165

Computers & Peripherals — 0.4%
177,012	Hewlett-Packard Co.	2,987,963
54,900	Lexmark International Inc., Class A Shares(a)	1,191,879

	Total Computers & Peripherals	4,179,842

Electronic Equipment, Instruments & Components — 2.2%
66,300	Arrow Electronics Inc.*	2,403,375
84,300	Avnet Inc.*	2,715,303
500,000	Corning Inc.	5,995,000
1,310,000	Flextronics International Ltd.*	8,816,300
100,400	FLIR Systems Inc.	1,987,920
129,500	Ingram Micro Inc., Class A Shares*	1,977,465

	Total Electronic Equipment, Instruments & Components	23,895,363

Internet Software & Services — 0.1%
26,100	Open Text Corp.*(a)	1,404,180

IT Services — 1.4%
66,800	Broadridge Financial Solutions Inc.	1,581,824
136,300	SAIC Inc.	1,664,223
7,100	Total System Services Inc.	164,578
652,900	Western Union Co. (The)	11,497,569

	Total IT Services	14,908,194

Office Electronics — 0.2%
338,500	Xerox Corp.	2,494,745

Semiconductors & Semiconductor Equipment — 2.7%
64,800	Analog Devices Inc.	2,575,152
166,300	Applied Materials Inc.	1,944,047
712,800	Intel Corp.	17,698,824
56,300	Lam Research Corp.*	1,921,519
900,000	ON Semiconductor Corp.*	5,607,000

	Total Semiconductors & Semiconductor Equipment	29,746,542

Software — 3.1%
32,400	Autodesk Inc.*	1,006,020
10,300	BMC Software Inc.*	426,420
124,000	CA Inc.	3,227,720
417,292	Microsoft Corp.	12,860,939
177,889	Oracle Corp.	5,630,187
490,000	Symantec Corp.*	8,736,700
39,500	Synopsys Inc.*	1,304,685

	Total Software	33,192,671

	TOTAL INFORMATION TECHNOLOGY	128,748,702

MATERIALS — 4.5%
Chemicals — 2.2%
293,000	Dow Chemical Co. (The)	8,587,830
127,900	EI du Pont de Nemours & Co.	6,363,025
144,800	Mosaic Co. (The)	8,385,368

	Total Chemicals	23,336,223

Metals & Mining — 1.2%
70,400	Barrick Gold Corp.(a)	2,711,808
293,155	Freeport-McMoRan Copper & Gold Inc.	10,585,827

	Total Metals & Mining	13,297,635

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value
MATERIALS — 4.5%—(continued)
Paper & Forest Products — 1.1%
347,421	International Paper Co.	$12,006,870

	TOTAL MATERIALS	48,640,728

TELECOMMUNICATION SERVICES — 3.5%
Diversified Telecommunication Services — 2.3%
246,800	AT&T Inc.	9,042,752
254,400	CenturyLink Inc.	10,750,944
119,550	Verizon Communications Inc.	5,133,477

	Total Diversified Telecommunication Services	24,927,173

Wireless Telecommunication Services — 1.2%
450,000	Vodafone Group PLC, ADR	13,014,000

	TOTAL TELECOMMUNICATION SERVICES	37,941,173

UTILITIES — 3.7%
Electric Utilities — 2.3%
277,850	American Electric Power Co., Inc.	11,944,771
112,995	Entergy Corp.	7,692,700
74,200	NextEra Energy Inc.	4,994,402
10,500	OGE Energy Corp.	567,525

	Total Electric Utilities	25,199,398

Multi-Utilities — 1.3%
83,800	Ameren Corp.	2,741,936
90,450	Dominion Resources Inc.	4,746,816
185,500	Public Service Enterprise Group Inc.	5,872,930
7,400	SCANA Corp.	350,464

	Total Multi-Utilities	13,712,146

Water Utilities — 0.1%
23,900	American Water Works Co., Inc.	881,193

	TOTAL UTILITIES	39,792,737

	TOTAL COMMON STOCKS (Cost — $873,614,486)	1,035,370,039

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $873,614,486)	1,035,370,039

Face Amount
SHORT-TERM INVESTMENTS (b) — 6.7%
MONEY MARKET FUND — 2.1%
22,847,068	Invesco STIT — Government & Agency Portfolio(c) (Cost — $22,847,068)	22,847,068

TIME DEPOSITS — 4.6%
20,107,157	Bank of America — London, 0.030% due 9/4/12	20,107,157
20,265,015	Bank of New York Mellon — Grand Cayman, 0.030% due 9/4/12	20,265,015
9,386,217	Wells Fargo — Grand Cayman, 0.030% due 9/4/12	9,386,217

	TOTAL TIME DEPOSITS (Cost — $49,758,389)	49,758,389

	TOTAL SHORT-TERM INVESTMENTS (Cost — $72,605,457)	72,605,457

	TOTAL INVESTMENTS — 101.9% (Cost — $946,219,943#)	1,107,975,496

	Liabilities in Excess of Other Assets — (1.9)%	(20,760,962)

	TOTAL NET ASSETS — 100.0%	$1,087,214,534

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 4.6%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $966,899,099.

Abbreviations used in this schedule:

ADR — American Depositary Receipts

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Summary of Investments by Security Sector*

Financials	16.3%
Energy	14.8
Health Care	13.1
Information Technology	11.6
Industrials	10.9
Consumer Staples	9.5
Consumer Discretionary	5.9
Materials	4.4
Utilities	3.6
Telecommunication Services	3.4
Short-Term Investments	6.5

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value
COMMON STOCKS — 96.3%
CONSUMER DISCRETIONARY — 17.1%
Auto Components — 0.6%
53,900	Amerigon Inc.*	$639,793
30,840	Tenneco Inc.*	936,611

	Total Auto Components	1,576,404

Diversified Consumer Services — 1.8%
23,100	Coinstar Inc.(a)*	1,180,872
436,680	Stewart Enterprises Inc., Class A Shares	3,213,965

	Total Diversified Consumer Services	4,394,837

Hotels, Restaurants & Leisure — 5.2%
58,000	AFC Enterprises Inc.*	1,393,160
18,200	Buffalo Wild Wings Inc.*	1,397,396
75,700	Caribou Coffee Co., Inc.*	968,203
107,780	Cheesecake Factory Inc. (The)	3,579,374
40,740	Life Time Fitness Inc.(a)*	1,934,335
37,500	Red Robin Gourmet Burgers Inc.*	1,162,875
155,300	Shuffle Master Inc.*	2,355,901

	Total Hotels, Restaurants & Leisure	12,791,244

Household Durables — 1.1%
38,400	Meritage Homes Corp.*	1,431,168
43,600	Ryland Group Inc. (The)*	1,168,916

	Total Household Durables	2,600,084

Internet & Catalog Retail — 0.4%
42,360	HomeAway Inc.(a)*	1,002,238

Media — 0.6%
90,728	Rentrak Corp.*	1,583,204

Multiline Retail — 0.6%
90,700	Gordmans Stores Inc.*	1,594,506

Specialty Retail — 6.5%
93,770	Aeropostale Inc.*	1,306,216
42,900	ANN Inc.*	1,526,382
185,559	bebe stores Inc.	1,007,585
99,000	Conn’s Inc.(a)*	2,292,840
55,400	Express Inc.*	864,794
93,240	Finish Line Inc. (The), Class A Shares	2,140,790
45,100	Francesca’s Holdings Corp.(a)*	1,593,383
18,300	Genesco Inc.*	1,292,895
32,900	Monro Muffler Brake Inc.	1,113,665
55,700	Rent-A-Center Inc.	1,965,096
39,680	Tilly’s Inc., Class A Shares*	727,731

	Total Specialty Retail	15,831,377

Textiles, Apparel & Luxury Goods — 0.3%
13,200	Lululemon Athletica Inc.*	860,508

	TOTAL CONSUMER DISCRETIONARY	42,234,402

CONSUMER STAPLES — 3.2%
Food & Staples Retailing — 2.0%
24,400	Casey’s General Stores Inc.	1,379,820
91,280	Natural Grocers by Vitamin Cottage Inc.*	1,960,694
50,100	Susser Holdings Corp.*	1,704,402

	Total Food & Staples Retailing	5,044,916

Food Products — 1.2%
27,100	Annie’s Inc.(a)*	1,126,005

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value
CONSUMER STAPLES — 3.2%—(continued)
Food Products — 1.2%—(continued)
22,450	B&G Foods Inc., Class A Shares	$657,112
99,600	Smart Balance Inc.*	1,154,364

	Total Food Products	2,937,481

	TOTAL CONSUMER STAPLES	7,982,397

ENERGY — 7.2%
Energy Equipment & Services — 4.2%
57,900	Basic Energy Services Inc.*	642,690
60,100	Helix Energy Solutions Group Inc.*	1,058,962
27,400	Hornbeck Offshore Services Inc.*	1,064,216
35,980	Oil States International Inc.*	2,815,075
220,400	Parker Drilling Co.*	912,456
144,900	Pioneer Energy Services Corp.*	1,115,730
137,600	Superior Energy Services Inc.*	2,857,952

	Total Energy Equipment & Services	10,467,081

Oil, Gas & Consumable Fuels — 3.0%
131,300	Kodiak Oil & Gas Corp., Class afo aft Shares*	1,173,822
119,080	Matador Resources Co.*	1,212,234
40,100	Oasis Petroleum Inc.*	1,176,133
97,370	Tesoro Corp.	3,869,484

	Total Oil, Gas & Consumable Fuels	7,431,673

	TOTAL ENERGY	17,898,754

FINANCIALS — 5.8%
Capital Markets — 0.3%
77,380	FXCM Inc., Class A Shares	677,849

Commercial Banks — 1.5%
113,040	East West Bancorp Inc.	2,480,097
108,420	Umpqua Holdings Corp.	1,370,429

	Total Commercial Banks	3,850,526

Consumer Finance — 0.8%
106,130	DFC Global Corp.*	1,976,141

Insurance — 1.2%
88,540	Validus Holdings Ltd.(a)	2,966,975

Real Estate Investment Trusts (REITs) — 0.8%
73,460	LaSalle Hotel Properties	2,001,785

Real Estate Management & Development — 1.2%
53,950	Alexander & Baldwin Inc.*	1,597,999
30,100	Zillow Inc., Class A Shares(a)*	1,252,461

	Total Real Estate Management & Development	2,850,460

	TOTAL FINANCIALS	14,323,736

HEALTH CARE — 18.0%
Biotechnology — 3.5%
184,900	Achillion Pharmaceuticals Inc.(a)*	1,299,847
53,990	Alkermes PLC*	990,717
28,410	Cubist Pharmaceuticals Inc.*	1,312,542
149,340	Idenix Pharmaceuticals Inc.*	843,771
19,530	Medivation Inc.*	2,047,916
132,500	NPS Pharmaceuticals Inc.*	1,009,650
20,720	United Therapeutics Corp.*	1,121,366

	Total Biotechnology	8,625,809

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value
HEALTH CARE — 18.0%—(continued)
Health Care Equipment & Supplies — 5.4%
122,590	ArthroCare Corp.*	$3,626,212
107,260	Masimo Corp.*	2,368,301
45,490	Orthofix International NV*	1,925,137
103,780	Quidel Corp.(a)*	1,685,387
242,900	Spectranetics Corp.*	2,948,806
60,500	Tornier NV(a)*	1,084,160

	Total Health Care Equipment & Supplies	13,638,003

Health Care Providers & Services — 3.4%
282,520	Health Management Associates Inc., Class A Shares*	2,164,103
45,300	Health Net Inc.*	1,053,225
1,250	MWI Veterinary Supply Inc.*	126,025
175,160	Team Health Holdings Inc.*	5,000,818

	Total Health Care Providers & Services	8,344,171

Health Care Technology — 0.7%
63,100	HealthStream Inc.*	1,793,302

Life Sciences Tools & Services — 2.0%
59,900	Fluidigm Corp.*	936,836
120,760	ICON PLC, ADR*	2,767,819
42,600	PerkinElmer Inc.	1,162,980

	Total Life Sciences Tools & Services	4,867,635

Pharmaceuticals — 3.0%
127,300	Akorn Inc.*	1,761,832
118,500	Pacira Pharmaceuticals Inc.*	2,151,960
57,100	Questcor Pharmaceuticals Inc.(a)*	2,480,424
137,300	Transcept Pharmaceuticals Inc.(a)*	917,164

	Total Pharmaceuticals	7,311,380

	TOTAL HEALTH CARE	44,580,300

INDUSTRIALS — 20.7%
Aerospace & Defense — 1.7%
84,350	Hexcel Corp.*	1,912,215
37,170	Triumph Group Inc.	2,209,013

	Total Aerospace & Defense	4,121,228

Air Freight & Logistics — 0.9%
27,550	HUB Group Inc., Class A Shares*	829,255
91,500	XPO Logistics Inc.(a)*	1,356,945

	Total Air Freight & Logistics	2,186,200

Commercial Services & Supplies — 2.1%
173,400	InnerWorkings Inc.*	2,089,470
51,890	Progressive Waste Solutions Ltd.	1,028,979
212,850	Steelcase Inc., Class A Shares	2,064,645

	Total Commercial Services & Supplies	5,183,094

Machinery — 5.4%
32,360	CLARCOR Inc.	1,557,810
70,410	Colfax Corp.*	2,315,785
13,520	Gardner Denver Inc.	814,986
63,800	Rexnord Corp.*	960,190
37,100	Sun Hydraulics Corp.	858,865
128,920	Titan International Inc.(a)	2,691,849
162,400	Wabash National Corp.*	1,086,456
22,100	Wabtec Corp.	1,726,894

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value
INDUSTRIALS — 20.7%—(continued)
Machinery — 5.4%—(continued)
46,600	Westport Innovations Inc.(a)*	$1,640,786

	Total Machinery	13,653,621

Marine — 0.3%
31,740	Matson Inc.	720,181

Professional Services — 3.8%
34,100	Advisory Board Co. (The)*	1,511,653
48,400	Corporate Executive Board Co. (The)	2,253,504
120,980	Huron Consulting Group Inc.*	3,904,025
23,700	Mistras Group Inc.*	516,897
71,600	On Assignment Inc.*	1,182,116

	Total Professional Services	9,368,195

Road & Rail — 4.3%
91,000	Arkansas Best Corp.	835,380
112,940	Avis Budget Group Inc.*	1,854,474
119,180	Heartland Express Inc.	1,551,723
22,600	J.B. Hunt Transport Services Inc.	1,185,144
26,450	Old Dominion Freight Line Inc.*	1,184,431
69,900	Roadrunner Transportation Systems Inc.*	1,221,852
59,900	Saia Inc.*	1,299,830
172,290	Swift Transportation Co., Class A Shares*	1,404,164

	Total Road & Rail	10,536,998

Trading Companies & Distributors — 2.2%
64,330	Beacon Roofing Supply Inc.*	1,810,246
24,560	Titan Machinery Inc.*	566,108
41,720	Watsco Inc.	3,148,191

	Total Trading Companies & Distributors	5,524,545

	TOTAL INDUSTRIALS	51,294,062

INFORMATION TECHNOLOGY — 21.9%
Communications Equipment — 2.2%
103,960	Aruba Networks Inc.*	2,042,814
22,690	Emulex Corp.*	155,427
32,900	NETGEAR Inc.*	1,203,153
101,186	Procera Networks Inc.*	2,144,131

	Total Communications Equipment	5,545,525

Electronic Equipment, Instruments & Components — 0.6%
46,000	Fabrinet*	551,080
24,400	Universal Display Corp.(a)*	985,028

	Total Electronic Equipment, Instruments & Components	1,536,108

Internet Software & Services — 2.5%
29,710	CoStar Group Inc.*	2,413,938
75,500	E2open Inc.*	963,380
18,900	Rackspace Hosting Inc.*	1,133,622
48,100	SPS Commerce Inc.*	1,681,095

	Total Internet Software & Services	6,192,035

IT Services — 1.0%
104,515	MoneyGram International Inc.*	1,667,015
88,630	WNS Holdings Ltd., ADR*	919,979

	Total IT Services	2,586,994

Semiconductors & Semiconductor Equipment — 4.9%
51,210	ATMI Inc.*	968,381
42,250	Cirrus Logic Inc.*	1,760,558

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value
INFORMATION TECHNOLOGY — 21.9%—(continued)
Semiconductors & Semiconductor Equipment — 4.9%—(continued)
99,990	Fairchild Semiconductor International Inc., Class A Shares*	$1,451,855
29,500	Mellanox Technologies Ltd., Class d Shares*	3,374,505
41,270	Monolithic Power Systems Inc.*	889,781
107,300	Nova Measuring Instruments Ltd.*	843,378
74,300	Peregrine Semiconductor Corp.*	1,181,370
94,500	Silicon Motion Technology Corp., ADR(a)*	1,449,630

	Total Semiconductors & Semiconductor Equipment	11,919,458

Software — 10.7%
54,000	Allot Communications Ltd., Class d Shares*	1,426,680
90,800	Aspen Technology Inc.*	2,213,704
158,090	Cadence Design Systems Inc.*	2,086,788
169,200	Callidus Software Inc.(a)*	756,324
31,300	CommVault Systems Inc.*	1,578,146
20,600	Concur Technologies Inc.*	1,491,440
169,590	Fortinet Inc.*	4,495,830
37,500	Guidewire Software Inc.*	1,070,625
48,600	Kenexa Corp.*	2,227,824
78,561	Net 1 UEPS Technologies Inc.*	751,043
56,200	PROS Holdings Inc.*	971,136
131,330	QLIK Technologies Inc.*	2,777,630
31,380	SolarWinds Inc.*	1,722,134
26,400	Sourcefire Inc.*	1,369,896
12,490	Ultimate Software Group Inc.*	1,238,883

	Total Software	26,178,083

	TOTAL INFORMATION TECHNOLOGY	53,958,203

MATERIALS — 2.4%
Chemicals — 1.4%
55,140	Georgia Gulf Corp.	2,185,750
19,740	Westlake Chemical Corp.	1,357,717

	Total Chemicals	3,543,467

Metals & Mining — 0.4%
19,000	Haynes International Inc.	926,250

Paper & Forest Products — 0.6%
74,190	KapStone Paper and Packaging Corp.*	1,486,026

	TOTAL MATERIALS	5,955,743

	TOTAL COMMON STOCKS (Cost — $187,970,617)	238,227,597

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $187,970,617)	238,227,597

Face Amount
SHORT-TERM INVESTMENTS (b) — 11.7%
MONEY MARKET FUND — 8.1%
$19,954,594	Invesco STIT — Government & Agency Portfolio(c) (Cost — $19,954,594)	19,954,594

TIME DEPOSITS — 3.6%
4,446,352	Bank of New York Mellon — Grand Cayman, 0.030% due 9/4/12	4,446,352
987,881	HSBC Bank — Grand Cayman, 0.030% due 9/4/12	987,881

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Face Amount	Security	Value
TIME DEPOSITS — 3.6%—(continued)
$3,510,714	Wells Fargo — Grand Cayman, 0.030% due 9/4/12	$3,510,714

	TOTAL TIME DEPOSITS (Cost — $8,944,947)	8,944,947

	TOTAL SHORT-TERM INVESTMENTS (Cost — $28,899,541)	28,899,541

	TOTAL INVESTMENTS — 108.0% (Cost — $216,870,158#)	267,127,138

	Liabilities in Excess of Other Assets — (8.0)%	(19,712,848)

	TOTAL NET ASSETS — 100.0%	$247,414,290

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 3.6%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $218,412,690.

Abbreviations used in this schedule:

ADR — American Depositary Receipts

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Summary of Investments by Security Sector*

Information Technology	20.2%
Industrials	19.2
Health Care	16.7
Consumer Discretionary	15.8
Energy	6.7
Financials	5.4
Consumer Staples	3.0
Materials	2.2
Short-Term Investments	10.8

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
COMMON STOCKS — 94.7%
CONSUMER DISCRETIONARY — 16.5%
Auto Components — 1.4%
9,500	Autoliv Inc.	$563,255
308,971	Modine Manufacturing Co.*	2,165,887

	Total Auto Components	2,729,142

Automobiles — 1.2%
74,029	Thor Industries Inc.	2,327,472

Diversified Consumer Services — 1.6%
118,259	Regis Corp.	2,129,845
70,000	Service Corp. International	912,800

	Total Diversified Consumer Services	3,042,645

Hotels, Restaurants & Leisure — 4.1%
21,300	Brinker International Inc.	733,998
18,900	CEC Entertainment Inc.	561,519
23,800	Cheesecake Factory Inc. (The)	790,398
44,006	International Game Technology	540,834
90,371	International Speedway Corp., Class A Shares	2,404,771
26,300	Jack in the Box Inc.*	686,167
73,519	Marriott Vacations Worldwide Corp.*	2,361,430

	Total Hotels, Restaurants & Leisure	8,079,117

Household Durables — 0.6%
15,035	Harman International Industries Inc.	692,061
14,100	Meritage Homes Corp.*	525,507

	Total Household Durables	1,217,568

Leisure Equipment & Products — 1.6%
99,816	Brunswick Corp.	2,364,641
15,900	Sturm Ruger & Co., Inc.(a)	688,470

	Total Leisure Equipment & Products	3,053,111

Media — 1.0%
33,400	Cinemark Holdings Inc.	782,228
36,300	Meredith Corp.(a)	1,181,928

	Total Media	1,964,156

Multiline Retail — 0.3%
20,200	Big Lots Inc.*	614,888

Specialty Retail — 3.6%
23,900	Aaron’s Inc.	713,893
15,500	Buckle Inc. (The)(a)	705,870
23,800	Cato Corp. (The), Class A Shares	699,006
11,600	Children’s Place Retail Stores Inc. (The)*	660,504
32,000	Finish Line Inc. (The), Class A Shares	734,720
6,500	Genesco Inc.*	459,225
12,400	Group 1 Automotive Inc.	682,124
17,600	Guess? Inc.	458,656
25,200	Men’s Wearhouse Inc. (The)	796,320
12,700	Rent-A-Center Inc.	448,056
31,200	Stage Stores Inc.	668,304

	Total Specialty Retail	7,026,678

Textiles, Apparel & Luxury Goods — 1.1%
20,300	True Religion Apparel Inc.	470,757
10,400	Warnaco Group Inc. (The)*	534,768

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
CONSUMER DISCRETIONARY — 16.5%—(continued)
Textiles, Apparel & Luxury Goods — 1.1%—(continued)
24,000	Wolverine World Wide Inc.	$1,128,720

	Total Textiles, Apparel & Luxury Goods	2,134,245

	TOTAL CONSUMER DISCRETIONARY	32,189,022

CONSUMER STAPLES — 3.0%
Beverages — 0.3%
18,400	Embotelladora Andina SA, Class B Shares, ADR	605,728

Food & Staples Retailing — 1.7%
15,700	Andersons Inc. (The)	630,669
8,718	Casey’s General Stores Inc.	493,003
38,300	Harris Teeter Supermarkets Inc.	1,496,381
13,600	Weis Markets Inc.	573,240

	Total Food & Staples Retailing	3,193,293

Food Products — 0.7%
18,200	Cal-Maine Foods Inc.	731,276
12,400	Ingredion Inc.	667,492

	Total Food Products	1,398,768

Tobacco — 0.3%
13,500	Universal Corp.	640,305

	TOTAL CONSUMER STAPLES	5,838,094

ENERGY — 4.5%
Energy Equipment & Services — 1.5%
14,700	Bristow Group Inc.	689,283
58,700	Helix Energy Solutions Group Inc.*	1,034,294
44,600	Patterson-UTI Energy Inc.	677,474
10,400	Tidewater Inc.	493,272

	Total Energy Equipment & Services	2,894,323

Oil, Gas & Consumable Fuels — 3.0%
16,600	Berry Petroleum Co., Class A Shares	611,544
8,500	Cimarex Energy Co.	486,285
21,500	CVR Energy Inc.*	641,130
13,200	Energen Corp.	673,860
46,100	Forest Oil Corp.*	341,601
17,300	HollyFrontier Corp.	697,017
38,300	Whiting Petroleum Corp.*	1,705,116
20,300	World Fuel Services Corp.	755,363

	Total Oil, Gas & Consumable Fuels	5,911,916

	TOTAL ENERGY	8,806,239

FINANCIALS — 21.0%
Capital Markets — 1.7%
135,148	KBW Inc.	2,066,413
20,400	Raymond James Financial Inc.	718,080
27,800	SEI Investments Co.	604,650

	Total Capital Markets	3,389,143

Commercial Banks — 8.4%
39,600	Bank of Hawaii Corp.	1,830,708
64,600	Boston Private Financial Holdings Inc.	613,054
137,988	Cathay General Bancorp	2,258,864
10,247	Comerica Inc.	314,685
39,500	Community Bank System Inc.	1,107,580
10,500	Cullen/Frost Bankers Inc.	583,800
26,300	CVB Financial Corp.	314,285

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
FINANCIALS — 21.0%—(continued)
Commercial Banks — 8.4%—(continued)
72,085	East West Bancorp Inc.	$1,581,545
49,800	First Financial Bancorp	810,744
41,600	First Midwest Bancorp Inc.	491,296
65,100	Fulton Financial Corp.	633,423
35,441	Hancock Holding Co.	1,050,471
34,100	Independent Bank Corp.(a)	994,356
49,000	NBT Bancorp Inc.	1,030,470
48,800	Old National Bancorp	644,160
16,400	Prosperity Bancshares Inc.	690,440
22,600	S & T Bancorp Inc.	392,110
25,200	Trustmark Corp.	596,988
23,300	WesBanco Inc.	473,456

	Total Commercial Banks	16,412,435

Consumer Finance — 0.3%
14,400	Cash America International Inc.	559,008

Insurance — 5.4%
49,400	American Equity Investment Life Holding Co.	571,064
16,900	American Financial Group Inc.	634,764
78,014	AMERISAFE Inc.*	1,961,272
23,200	Infinity Property & Casualty Corp.	1,301,520
79,762	National Interstate Corp.	1,982,086
37,800	Platinum Underwriters Holdings Ltd.	1,502,172
60,900	Selective Insurance Group Inc.	1,091,937
9,900	StanCorp Financial Group Inc.	309,078
19,246	Validus Holdings Ltd.(a)	644,933
12,700	W.R. Berkley Corp.	474,726

	Total Insurance	10,473,552

Real Estate Investment Trusts (REITs) — 4.4%
23,500	American Realty Capital Trust Inc.	277,300
251,473	Ashford Hospitality Trust Inc.	2,082,195
48,664	Brandywine Realty Trust	593,701
41,300	Education Realty Trust Inc.	477,428
62,300	Franklin Street Properties Corp.	692,776
16,200	Government Properties Income Trust(a)	365,958
20,600	Hatteras Financial Corp.	597,194
20,200	Highwoods Properties Inc.	658,722
26,500	Omega Healthcare Investors Inc.	636,530
10,000	PS Business Parks Inc.	681,700
23,117	Retail Properties of America Inc., Class A Shares	259,373
6,070	Sovran Self Storage Inc.	345,080
13,323	Starwood Property Trust Inc.	313,757
18,600	Washington Real Estate Investment Trust	499,596

	Total Real Estate Investment Trusts (REITs)	8,481,310

Real Estate Management & Development — 0.4%
24,400	Alexander & Baldwin Inc.*	722,728

Thrifts & Mortgage Finance — 0.4%
22,655	Astoria Financial Corp.(a)	228,136
37,500	Washington Federal Inc.	603,750

	Total Thrifts & Mortgage Finance	831,886

	TOTAL FINANCIALS	40,870,062

HEALTH CARE — 4.7%
Health Care Equipment & Supplies — 3.3%
17,800	Cooper Cos., Inc. (The)	1,492,530

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
HEALTH CARE — 4.7%—(continued)
Health Care Equipment & Supplies — 3.3%—(continued)
9,700	Haemonetics Corp.*	$714,599
28,500	Invacare Corp.	391,590
22,300	STERIS Corp.	763,552
22,800	Teleflex Inc.	1,505,483
31,593	West Pharmaceutical Services Inc.	1,495,929

	Total Health Care Equipment & Supplies	6,363,683

Health Care Providers & Services — 1.1%
47,750	Owens & Minor Inc.	1,336,523
20,500	Universal Health Services Inc., Class B Shares	818,975

	Total Health Care Providers & Services	2,155,498

Life Sciences Tools & Services — 0.3%
24,200	PerkinElmer Inc.	660,660

	TOTAL HEALTH CARE	9,179,841

INDUSTRIALS — 21.8%
Aerospace & Defense — 0.9%
13,200	Alliant Techsystems Inc.	646,668
20,100	Curtiss-Wright Corp.	604,206
14,400	Elbit Systems Ltd.	451,440

	Total Aerospace & Defense	1,702,314

Commercial Services & Supplies — 4.8%
247,328	ACCO Brands Corp.*	1,629,892
42,900	Brink’s Co. (The)	954,954
42,100	Ennis Inc.	614,239
32,800	Knoll Inc.	476,912
167,843	Schawk Inc., Class A Shares	2,192,030
9,900	UniFirst Corp.	628,749
20,600	United Stationers Inc.	498,314
117,471	Viad Corp.	2,404,630

	Total Commercial Services & Supplies	9,399,720

Construction & Engineering — 1.4%
28,300	Chicago Bridge & Iron Co. NV, Class NY Shares	1,042,006
149,779	Great Lakes Dredge & Dock Corp.	1,094,884
22,800	KBR Inc.	617,652

	Total Construction & Engineering	2,754,542

Electrical Equipment — 2.1%
18,600	Belden Inc.	634,818
62,637	EnerSys Inc.*	2,333,228
17,900	Regal-Beloit Corp.	1,218,274

	Total Electrical Equipment	4,186,320

Machinery — 9.2%
33,800	Actuant Corp., Class A Shares	950,456
32,800	Altra Holdings Inc.	603,848
25,400	Barnes Group Inc.	601,218
118,294	Briggs & Stratton Corp.(a)	2,048,852
15,500	Crane Co.	588,845
162,010	Douglas Dynamics Inc.	2,271,380
16,500	Gardner Denver Inc.	994,620
109,700	Harsco Corp.	2,236,783
32,094	ITT Corp.	638,671
150,262	John Bean Technologies Corp.	2,398,182
17,300	Kennametal Inc.	637,332
634,822	Mueller Water Products Inc., Class A Shares	2,431,369

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
INDUSTRIALS — 21.8%—(continued)
Machinery — 9.2%—(continued)
29,200	Titan International Inc.(a)	$609,696
9,000	Twin Disc Inc.	166,590
6,000	Valmont Industries Inc.	760,500

	Total Machinery	17,938,342

Marine — 0.6%
11,000	Kirby Corp.*	579,150
24,700	Matson Inc.	560,443

	Total Marine	1,139,593

Road & Rail — 1.6%
21,600	Saia Inc.*	468,720
117,374	Werner Enterprises Inc.	2,611,572

	Total Road & Rail	3,080,292

Trading Companies & Distributors — 1.2%
17,600	TAL International Group Inc.	598,576
53,500	United Rentals Inc.*	1,728,585

	Total Trading Companies & Distributors	2,327,161

	TOTAL INDUSTRIALS	42,528,284

INFORMATION TECHNOLOGY — 8.6%
Communications Equipment — 0.6%
16,400	Black Box Corp.	426,236
132,200	Brocade Communications Systems Inc.*	766,760

	Total Communications Equipment	1,192,996

Computers & Peripherals — 0.5%
13,081	Diebold Inc.	426,179
30,000	Electronics for Imaging Inc.*	463,500

	Total Computers & Peripherals	889,679

Electronic Equipment, Instruments & Components — 1.6%
57,500	AVX Corp.	588,800
26,700	Jabil Circuit Inc.	608,226
17,000	Tech Data Corp.*	825,860
107,700	Vishay Intertechnology Inc.*	1,029,612

	Total Electronic Equipment, Instruments & Components	3,052,498

Internet Software & Services — 0.3%
22,300	j2 Global Inc.(a)	657,181

IT Services — 0.7%
407,456	Lionbridge Technologies Inc.*	1,430,171

Semiconductors & Semiconductor Equipment — 2.1%
66,400	Brooks Automation Inc.	531,864
48,200	Cirrus Logic Inc.*	2,008,494
88,700	ON Semiconductor Corp.*	552,601
110,900	RF Micro Devices Inc.*	415,875
41,500	Teradyne Inc.*	648,230

	Total Semiconductors & Semiconductor Equipment	4,157,064

Software — 2.8%
121,300	Compuware Corp.*	1,213,000
13,300	Fair Isaac Corp.	568,043
25,300	NetScout Systems Inc.*	600,875
51,300	Parametric Technology Corp.*	1,090,125
11,120	QAD Inc., Class A Shares*	136,220
2,780	QAD Inc., Class B Shares*	32,609

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
INFORMATION TECHNOLOGY — 8.6%—(continued)
Software — 2.8%—(continued)
51,800	Synopsys Inc.*	$1,710,954

	Total Software	5,351,826

	TOTAL INFORMATION TECHNOLOGY	16,731,415

MATERIALS — 10.9%
Chemicals — 7.0%
25,600	Albemarle Corp.	1,401,088
15,700	Cabot Corp.	546,831
18,500	Cytec Industries Inc.	1,266,695
6,500	Ferro Corp.*	21,320
65,538	Georgia Gulf Corp.	2,597,926
28,700	HB Fuller Co.	872,767
12,600	Innophos Holdings Inc.	595,854
7,400	International Flavors & Fragrances Inc.	447,848
101,593	Kraton Performance Polymers Inc.*	2,179,170
22,000	Methanex Corp.	655,820
3,100	NewMarket Corp.	762,972
4,500	Olin Corp.	96,435
13,700	Scotts Miracle-Gro Co. (The), Class A Shares	570,605
16,400	Sensient Technologies Corp.	587,940
19,000	Valspar Corp.	1,013,460

	Total Chemicals	13,616,731

Containers & Packaging — 1.6%
88,045	Myers Industries Inc.	1,303,066
10,400	Rock-Tenn Co., Class A Shares	694,408
13,200	Silgan Holdings Inc.	553,476
19,700	Sonoco Products Co.	602,623

	Total Containers & Packaging	3,153,573

Metals & Mining — 1.7%
53,400	HudBay Minerals Inc.	456,036
36,000	IAMGOLD Corp.	471,600
16,000	Kaiser Aluminum Corp.	893,600
9,200	Royal Gold Inc.	809,784
49,000	Steel Dynamics Inc.	598,780

	Total Metals & Mining	3,229,800

Paper & Forest Products — 0.6%
23,200	Buckeye Technologies Inc.	703,424
33,300	P.H. Glatfelter Co.	559,440

	Total Paper & Forest Products	1,262,864

	TOTAL MATERIALS	21,262,968

TELECOMMUNICATION SERVICES — 0.3%
Diversified Telecommunication Services — 0.3%
62,800	Premiere Global Services Inc.*	581,528

UTILITIES — 3.4%
Electric Utilities — 1.2%
35,992	El Paso Electric Co.	1,190,975
24,500	Portland General Electric Co.	657,580
19,700	Westar Energy Inc.	573,664

	Total Electric Utilities	2,422,219

Gas Utilities — 1.6%
15,100	AGL Resources Inc.	598,715
17,100	Atmos Energy Corp.	597,474

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
UTILITIES — 3.4%—(continued)
Gas Utilities — 1.6%—(continued)
25,900	Southwest Gas Corp.	$1,107,225
22,700	UGI Corp.	691,896

	Total Gas Utilities	2,995,310

Multi-Utilities — 0.6%
13,800	Black Hills Corp.	471,960
19,000	NorthWestern Corp.	695,400

	Total Multi-Utilities	1,167,360

	TOTAL UTILITIES	6,584,889

	TOTAL COMMON STOCKS
	(Cost — $135,006,409)	184,572,342

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $135,006,409)	184,572,342

Face Amount
SHORT-TERM INVESTMENTS (b) — 8.3%
COMMERCIAL PAPER — 0.8%
1,555,000	Abbey National North America LLC, 0.170% due 9/4/12(c)
	(Cost — $1,554,971)	1,554,971

MONEY MARKET FUND — 3.1%
5,954,665	Invesco STIT — Government & Agency Portfolio(d)
	(Cost — $5,954,665)	5,954,665

TIME DEPOSITS — 4.4%
4,550,193	Bank of New York Mellon — Grand Cayman, 0.030% due 9/4/12	4,550,193
2,616	BBH — Grand Cayman, 0.030% due 9/4/12	2,616
4,167,613	Wells Fargo — Grand Cayman, 0.030% due 9/4/12	4,167,613

	TOTAL TIME DEPOSITS
	(Cost — $8,720,422)	8,720,422

	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $16,230,058)	16,230,058

	TOTAL INVESTMENTS — 103.0%
	(Cost — $151,236,467#)	200,802,400

	Liabilities in Excess of Other Assets — (3.0)%	(5,904,672)

	TOTAL NET ASSETS — 100.0%	$194,897,728

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 5.2%.
(c)	Rate shown represents yield-to-maturity.
(d)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $153,594,584.

Abbreviations used in this schedule:

ADR — American Depositary Receipts

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Summary of Investments by Security Sector*

Industrials	21.2%
Financials	20.3
Consumer Discretionary	16.0
Materials	10.6
Information Technology	8.3
Health Care	4.6
Energy	4.4
Utilities	3.3
Consumer Staples	2.9
Telecommunication Services	0.3
Short-Term Investments	8.1

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
COMMON STOCKS — 94.3%
Argentina — 0.3%
15,439	MercadoLibre Inc.	$1,228,636

Australia — 2.3%
26,129	Abacus Property Group	54,541
2,075	Adelaide Brighton Ltd.	6,261
34,920	Aditya Birla Minerals Ltd.	14,795
110,921	Amcor Ltd.	863,090
215,715	APN News & Media Ltd.	63,529
22,744	Ardent Leisure Group	29,731
152,119	Arrium Ltd.	101,389
203,031	Aspen Group	58,745
403,785	Atlas Iron Ltd.	563,289
22,568	Ausenco Ltd.	69,962
34,244	Australand Property Group	102,266
76,850	Australia & New Zealand Banking Group Ltd.	1,971,028
5,467	Australian Infrastructure Fund, Class Miscella Shares	17,400
5,703	Bank of Queensland Ltd.	44,494
92,812	Beach Energy Ltd.	113,171
30,000	BlueScope Steel Ltd.*	10,385
86,937	CSG Ltd.	69,623
280,383	Downer EDI Ltd.*	1,031,451
111,530	Emeco Holdings Ltd.	89,895
404	Flight Centre Ltd.	9,978
875	GrainCorp Ltd.(a)*	8,337
9,621	GrainCorp Ltd., Class A Shares	91,664
289,945	Grange Resources Ltd.	89,884
25,000	Hills Holdings Ltd.	30,871
29,907	Mincor Resources NL	17,925
809,954	Mount Gibson Iron Ltd.	610,985
2,947	Myer Holdings Ltd.	6,060
51,931	National Australia Bank Ltd.	1,352,840
51,721	Newcrest Mining Ltd.	1,317,440
10,587	Nufarm Ltd.	63,999
4,753	Panoramic Resources Ltd.	2,628
16,320	Primary Health Care Ltd.	62,904
29,289	Programmed Maintenance Services Ltd.	68,098
43,506	Seven West Media Ltd.	65,862
3,388	Skilled Group Ltd.	9,208
40,492	Spark Infrastructure Group(b)	67,785
16,688	STW Communications Group Ltd.	17,676
33,681	Tassal Group Ltd.	43,157
202,112	Toll Holdings Ltd.	966,986
12,586	Transfield Services Ltd.	23,866

	Total Australia	10,203,198

Austria — 0.0%
6,652	Austria Technologie & Systemtechnik AG	58,654
5,687	EVN AG	76,541
109	Oesterreichische Post AG	3,654
1,706	Strabag SE	38,347

	Total Austria	177,196

Belgium — 0.9%
47,028	Anheuser-Busch InBev NV	3,950,315
2,823	Arseus NV	45,736
4,746	Cie Maritime Belge SA	95,516
370	Elia System Operator SA	14,458
1,325	Exmar NV	9,383

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
Belgium — 0.9%—(continued)
1,143	Gimv NV	$52,635
724	NV Bekaert SA	18,906
2,488	Recticel SA	15,679

	Total Belgium	4,202,628

Bermuda — 0.0%
17,698	Catlin Group Ltd.	128,741

Brazil — 2.3%
77,200	Banco do Brasil SA, ADR(c)	910,674
165,900	BM&FBovespa SA	878,383
126,600	BR Malls Participações SA	1,577,551
28,190	BRF — Brasil Foods SA	452,767
17,999	Cia Brasileira de Distribuição Grupo Pao de Açúcar, Class A Shares, ADR	771,797
38,900	Embraer SA, ADR	1,048,355
75,800	Itaú Unibanco Holding SA, ADR	1,198,398
60,100	Natura Cosméticos SA	1,506,681
82,206	Petróleo Brasileiro SA, ADR	1,737,835

	Total Brazil	10,082,441

Canada — 2.9%
46,503	Canadian National Railway Co.	4,254,528
40,439	Cenovus Energy Inc.	1,324,323
23,780	First Quantum Minerals Ltd.	457,855
25,127	Imax Corp.(c)*	507,817
19,988	Potash Corp. of Saskatchewan Inc.	817,921
41,668	Potash Corp. of Saskatchewan Inc. (NYSE Shares)	1,711,305
28,564	Shoppers Drug Mart Corp.	1,213,166
49,706	Suncor Energy Inc.(c)	1,552,714
15,185	Toronto-Dominion Bank (The)	1,241,527

	Total Canada	13,081,156

China — 3.3%
2,000	AAC Technologies Holdings Inc.	6,820
35,432	Baidu Inc., ADR*	3,948,542
115,457	China Life Insurance Co., Ltd., Class H Shares	309,620
741,294	China Merchants Bank Co., Ltd., Class H Shares	1,278,769
150,000	China Shenhua Energy Co., Ltd., Class H Shares	546,330
99,000	China XLX Fertiliser Ltd.	24,198
2,268,715	CNOOC Ltd.	4,323,145
3,380,000	Industrial & Commercial Bank of China, Class H Shares	1,838,970
377,096	Sinopharm Group Co., Class H Shares	1,198,434
40,159	Tencent Holdings Ltd.	1,226,055

	Total China	14,700,883

Denmark — 1.3%
1,106	Dfds AS	52,267
2,030	East Asiatic Co., Ltd.	41,628
36,107	Novo Nordisk AS, Class B Shares	5,685,710
4,294	Pandora AS	58,014
4,349	Schouw & Co.	97,990

	Total Denmark	5,935,609

Finland — 0.3%
41,090	Oriola-KD Oyj, Class B Shares	98,202
9,828	Outokumpu Oyj*	8,789
17,649	Technopolis Oyj	75,923
3,430	Tieto Oyj	58,849
94,337	UPM-Kymmene Oyj	1,044,817

	Total Finland	1,286,580

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
France — 8.4%
46,479	Acanthe Developpement SA(c)	$22,801
20,003	Air Liquide SA	2,353,790
7,906	Arkema SA	673,048
74,392	BNP Paribas SA	3,233,449
13,063	Cap Gemini SA	480,205
9,512	Casino Guichard Perrachon SA	844,227
3,246	Cegid Group	57,121
36,116	Cie de Saint-Gobain	1,239,063
2,607	Cie des Alpes	41,974
29,859	Cie Générale des Établissements Michelin, Class B Shares	2,142,692
13,287	Cie Générale d’Optique Essilor International SA	1,159,719
1,056	Ciments Français SA	61,101
2,861	Crédit Agricole Nord de France	43,544
29,555	Danone SA	1,842,059
70	Derichebourg SA	211
877	Devoteam SA	9,994
360	Eiffage SA	11,187
45	Euler Hermes SA	2,788
90,162	GDF Suez	2,220,006
8,126	Jacquet Metal Service	78,264
10,796	L’Oréal SA	1,327,285
24,575	LVMH Moët Hennessy Louis Vuitton SA	4,012,333
2,753	Maisons France Confort	80,685
2,072	Nexity SA	50,666
16,839	Pernod-Ricard SA	1,814,571
4,500	Plastic Omnium SA	123,565
40,142	Publicis Groupe SA	2,083,578
3,102	Rallye SA	93,254
30,004	Safran SA	1,051,262
39,047	Sanofi	3,194,948
30,585	Schneider Electric SA	1,931,646
]34,356	Total SA	1,715,839
5,340	Unibail-Rodamco SE	1,089,148
2,498	Valeo SA	118,159
67,325	Veolia Environnement SA	712,707
50,561	Vivendi SA	991,495

	Total France	36,908,384

Germany — 9.5%
58,985	Adidas AG	4,615,627
32,326	Allianz SE	3,548,508
2,144	Aurubis AG	116,126
29,952	BASF SE	2,328,699
15,118	Bayer AG	1,172,728
34,061	Bayerische Motoren Werke AG	2,470,364
71	Bilfinger Berger AG	5,968
789	Cewe Color Holding AG	28,543
53,610	Daimler AG, Registered Shares	2,629,900
69,450	Deutsche Lufthansa AG	856,979
97,464	Deutsche Telekom AG	1,162,814
7,463	Freenet AG	114,432
35,111	Fresenius Medical Care AG & Co. KGaA	2,531,943
82,231	GEA Group AG	2,172,119
42	Gerresheimer AG	2,107
27,087	Hannover Rüeckversicherung AG	1,654,847
2,366	Indus Holding AG	57,513
211,275	Infineon Technologies AG	1,460,309
13,220	Jenoptik AG	98,742

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
Germany — 9.5%—(continued)
50,735	Kabel Deutschland Holding AG*	$3,363,157
2,003	Leoni AG	75,080
7,669	Linde AG	1,208,218
40,230	Metro AG	1,211,949
2,688	MLP AG	15,556
2,075	Rheinmetall AG	102,692
34,827	SAP AG	2,295,932
38,470	Siemens AG	3,649,535
5,988	Sixt AG	106,051
226	Stada Arzneimittel AG	6,356
29,726	Symrise AG	1,006,375
10,556	Volkswagen AG	1,719,483
4,726	Wacker Neuson SE	67,976

	Total Germany	41,856,628

Greece — 0.0%
5,678	Eurobank Properties Real Estate Investment Co.	28,925
8,227	Hellenic Petroleum SA	58,986
6,005	Metka SA	43,659
5,855	Motor Oil Hellas Corinth Refineries SA	35,056

	Total Greece	166,626

Hong Kong — 2.8%
628,600	AIA Group Ltd.	2,163,869
332,000	Century City International Holdings Ltd.*	21,830
23,000	Champion REIT	10,052
69,500	China Mobile Ltd.	741,926
133,200	China Resources Enterprise Ltd.	397,558
272,000	China Ting Group Holdings Ltd.	13,151
918,000	China Unicom Hong Kong Ltd.	1,451,037
264,000	City Telecom HK Ltd.	62,628
624,000	COSCO Pacific Ltd.	771,523
557,598	CSI Properties Ltd.	23,005
41,500	Dickson Concepts International Ltd.*	22,258
468,000	Emperor International Holdings	96,541
102,000	Glorious Sun Enterprises Ltd.	30,772
271,000	Hang Lung Properties Ltd.	922,399
133,400	Hong Kong Exchanges & Clearing Ltd.	1,774,929
56,610	Jardine Strategic Holdings Ltd.	1,881,716
65,100	Kingboard Chemical Holdings Ltd.	142,180
17,000	Kowloon Development Co., Ltd.	16,745
84,000	Norstar Founders Group Ltd.(a)(d)*	0
418,000	Oriental Press Group	43,113
774,000	Pacific Andes International Holdings Ltd.	39,417
74,000	Regal Hotels International Holdings Ltd.	30,053
5,000	SmarTone Telecommunications Holding Ltd.	10,662
96,000	SOCAM Development Ltd.	89,115
52,000	Sun Hung Kai Properties Ltd.	674,445
60,900	Swire Pacific Ltd., Class A Shares	721,570
178,000	Truly International Holdings	23,867
476,000	Victory City International Holdings Ltd.	49,096
36,000	VST Holdings Ltd.	6,869

	Total Hong Kong	12,232,326

Ireland — 2.3%
43,053	Accenture PLC, Class A Shares	2,652,065
35,483	Aer Lingus Group PLC	47,623
12,518	Beazley PLC	32,901
4,686	C&C Group PLC	21,249

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
Ireland — 2.3%—(continued)
32,300	Covidien PLC	$1,810,415
76,028	Greencore Group PLC	95,572
28,286	Seagate Technology PLC	905,435
122,279	Shire PLC	3,716,254
88,103	Total Produce PLC	45,436
18,524	United Drug PLC	60,581
70,906	WPP PLC	916,639

	Total Ireland	10,304,170

Isle of Man — 0.0%
2,808	Playtech Ltd.	17,248

Israel — 2.0%
16,513	Alony Hetz Properties & Investments Ltd.	70,023
1,290	Alrov Properties and Lodgings Ltd.*	17,633
106,306	Check Point Software Technologies Ltd.*	4,899,644
15,280	Clal Industries & Investments Ltd.	38,114
1,653	Gilat Satellite Networks Ltd.*	5,344
3,404	Israel Land Development Co., Ltd. (The)	14,749
118	Mellanox Technologies Ltd.*	13,902
1,572	Norstar Holdings Inc.	24,703
53	Paz Oil Co., Ltd.	5,279
974	Plasson Industries Ltd.	22,655
96,533	Teva Pharmaceutical Industries Ltd., ADR	3,820,776

	Total Israel	8,932,822

Italy — 0.5%
688	Autostrada Torino-Milano SpA	4,933
1,130	Danieli & C Officine Meccaniche SpA	13,929
7,083	Hera SpA	10,442
41,921	Immobiliare Grande Distribuzione	41,077
64,457	IMMSI SpA	36,485
3,317	Indesit Co. SpA	15,020
30,536	Italcementi SpA	72,978
4,825	Lottomatica Group SpA	100,505
95,900	Prada SpA(c)	738,758
1,282	Recordati SpA	9,200
859	Società Cattolica di Assicurazioni SCRL*	11,475
9,252	Società Iniziative Autostradali e Servizi SpA	66,334
9,304	Sogefi SpA	23,149
1,250,107	Telecom Italia SpA	1,163,610

	Total Italy	2,307,895

Japan — 11.3%
5,000	77 Bank Ltd. (The)	19,090
17,800	Airport Facilities Co., Ltd.	80,005
5,000	Akita Bank Ltd. (The)	14,429
4,000	Alpha Systems Inc.	53,732
1,700	Aoyama Trading Co., Ltd.	33,364
4,000	ASKA Pharmaceutical Co., Ltd.	21,554
29,700	Astellas Pharma Inc.	1,448,688
41,000	Atsugi Co., Ltd.	47,641
700	Autobacs Seven Co., Ltd.	32,982
23,000	Bank of Nagoya Ltd. (The)	78,120
26,000	Bank of Saga Ltd. (The)	60,755
10,350	Belluna Co., Ltd.	85,507
33,200	Bridgestone Corp.	769,431
64,200	Canon Inc.	2,127,295
600	Canon Marketing Japan Inc.	8,267
3,600	Cawachi Ltd.	68,952

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
Japan — 11.3%—(continued)
55,000	Chori Co., Ltd.	$66,718
45,000	Chuetsu Pulp & Paper Co., Ltd.	76,997
1,000	Coca-Cola Central Japan Co., Ltd.	12,705
4,200	Corona Corp.	55,024
531	Dai-ichi Life Insurance Co., Ltd. (The)	540,391
10,000	Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	42,265
2,000	Daishi Bank Ltd. (The)	6,308
800	DCM Holdings Co., Ltd.	5,261
29,100	Dena Co., Ltd.(c)	810,036
11,000	DIC Corp.	18,119
4,200	EDION Corp.	18,449
27,000	Eighteenth Bank Ltd. (The)	68,263
28,020	FANUC Corp.	4,576,082
216,000	Fujitsu Ltd.	877,073
19,000	Fuso Pharmaceutical Industries Ltd.	59,439
2,700	Glory Ltd.	60,023
8,400	Hakuto Co., Ltd.	79,586
12,000	Hanwa Co., Ltd.	40,452
200	Hibiya Engineering Ltd.	2,352
35,000	Higashi-Nippon Bank Ltd. (The)	77,316
3,400	Hitachi Capital Corp.	59,434
400	Hogy Medical Co., Ltd.	19,817
107,500	Honda Motor Co., Ltd.	3,393,221
29,400	Hoya Corp.	662,969
36,600	Ibiden Co., Ltd.	552,400
13,100	Inabata & Co., Ltd.	85,811
20,000	Jaccs Co., Ltd.	72,017
2,000	Japan Pulp & Paper Co., Ltd.	6,589
15,000	Japan Vilene Co., Ltd.	64,355
15,000	J-Oil Mills Inc.	42,138
70,000	JSR Corp.	1,188,789
28,000	Juroku Bank Ltd. (The)*	92,958
8,300	Kaga Electronics Co., Ltd.	81,288
800	Kato Sangyo Co., Ltd.	15,016
256	KDDI Corp.	1,830,556
300	Kissei Pharmaceutical Co., Ltd.	5,221
12,300	Kojima Co., Ltd.	34,396
131,969	Komatsu Ltd.	2,595,063
30,000	Kurabo Industries Ltd.	49,416
62,200	Kuraray Co., Ltd.	717,188
4,000	Kyodo Printing Co., Ltd.	9,347
1,300	KYORIN Holdings Inc.	30,012
1,800	Mars Engineering Corp.	43,095
96,000	Marubeni Corp.	615,361
17,000	Marudai Food Co., Ltd.	61,648
8,000	Maruzen Showa Unyu Co., Ltd.	25,231
10,000	Mie Bank Ltd. (The)	22,218
2,600	Mikuni Coca-Cola Bottling Co., Ltd.	22,376
600	Mirait Holdings Corp.	4,290
151,400	Mitsubishi Corp.	2,781,902
13,000	Mitsui Home Co., Ltd.	65,237
33,000	Miyazaki Bank Ltd. (The)	82,168
9,500	Nagase & Co., Ltd.	110,630
3,200	Namura Shipbuilding Co., Ltd.	9,643
6,300	NEC Capital Solutions Ltd.	86,236
200	NEC Mobiling Ltd.	7,981
19,000	Nice Holdings Inc.	45,853
5,400	Nichii Gakkan Co.	55,369

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
Japan — 11.3%—(continued)
23,000	Nihon Yamamura Glass Co., Ltd.	$52,863
7,000	Nippon Road Co., Ltd. (The)	25,206
34,000	Nippon Steel Trading Co., Ltd.	84,658
32,900	Nippon Telegraph & Telephone Corp.	1,518,655
150,500	Nissan Motor Co., Ltd.	1,402,860
18,000	Nisshin Oillio Group Ltd. (The)	69,872
5,000	Nissin Corp.	12,769
39,750	NKSJ Holdings Inc.	714,652
1,000	Nohmi Bosai Ltd.	6,384
29,900	Nomura Research Institute Ltd.	624,229
26,000	Oita Bank Ltd. (The)*	81,670
9,700	Onoken Co., Ltd.	78,403
6,200	Otsuka Kagu Ltd.	58,267
4,900	Paltac Corp.	69,638
130,400	Rakuten Inc.	1,258,793
2,900	Riso Kagaku Corp.	49,953
8,300	Ryoyo Electro Corp.	81,288
7,500	S Foods Inc.	65,792
8,000	Sakai Chemical Industry Co., Ltd.	22,473
18,000	Sanki Engineering Co., Ltd.	89,178
5,800	Sanshin Electronics Co., Ltd.	41,325
22,000	Sanyo Shokai Ltd.	67,139
86,000	Sekisui Chemical Co., Ltd.	702,803
26,000	Sekisui Plastics Co., Ltd.	66,399
19,000	Senko Co., Ltd.	80,789
7,700	Senshukai Co., Ltd.	48,669
36,700	Seven & I Holdings Co., Ltd.	1,112,973
8,900	Shimamura Co., Ltd.	1,055,749
12,400	Shinko Electric Industries Co., Ltd.*	81,226
9,000	Shinko Shoji Co., Ltd.	81,249
6,000	Showa Corp.	51,867
9,000	Sinanen Co., Ltd.	38,269
77	SKY Perfect JSAT Holdings Inc.	34,412
89,100	Sony Financial Holdings Inc.	1,465,374
36,000	Sumikin Bussan Corp.	87,799
55,600	Sumitomo Mitsui Financial Group Inc.	1,720,927
361,000	Sumitomo Mitsui Trust Holdings Inc.	1,004,891
29,000	Sumitomo Realty & Development Co., Ltd.	706,902
4,300	Takasago Thermal Engineering Co., Ltd.	33,218
6,300	Tenma Corp.	69,182
27,000	Toho Bank Ltd. (The)	85,846
6,100	Tohokushinsha Film Corp.	47,513
12,000	Tokyo Energy & Systems Inc.	55,928
25,000	Tokyo Tekko Co., Ltd.	74,379
5,800	Toppan Forms Co., Ltd.	53,397
3,000	Torii Pharmaceutical Co., Ltd.	66,118
374,000	Toshiba Corp.	1,193,896
6,600	Touei Housing Corp.	67,251
23,000	Toyo Kohan Co., Ltd.	67,841
65,849	Toyota Motor Corp.	2,602,346
9,700	TSI Holdings Co., Ltd.	61,806
32,000	Uchida Yoko Co., Ltd.	82,947
19,200	Unicharm Corp.	1,116,721
14,000	UNY Co., Ltd.	116,019
6,800	Vital KSK Holdings Inc.	66,250
900	Yachiyo Bank Ltd. (The)	17,181
74,000	Yaskawa Electric Corp.	484,735
21,000	Yodogawa Steel Works Ltd.	72,400

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
Japan — 11.3%—(continued)
7,200	Yokohama Reito Co., Ltd.	$57,184
7,600	Yonekyu Corp.	67,543
2,000	Yurtec Corp.	6,359

	Total Japan	49,472,335

Jersey, Channel Islands — 0.0%
11,381	Phoenix Group Holdings	88,457

Luxembourg — 0.8%
34	GAGFAH SA*	368
41,063	Millicom International Cellular SA	3,536,437
16,484	Regus PLC	27,219

	Total Luxembourg	3,564,024

Mexico — 1.0%
1,280,700	América Móvil SAB de CV	1,634,551
967,900	Wal-Mart de Mexico SAB de CV, Class V Shares	2,580,297

	Total Mexico	4,214,848

Netherlands — 4.2%
23,607	ASML Holding NV	1,337,272
9,380	BE Semiconductor Industries NV	70,556
1,162	CSM NV	19,586
2,022	Heijmans NV	17,371
431,507	ING Groep NV*	3,301,134
90,627	Koninklijke Ahold NV	1,120,573
101,761	Koninklijke KPN NV	872,960
47,835	LyondellBasell Industries NV, Class A Shares	2,336,261
5,825	Mediq NV	68,705
3,591	Nieuwe Steen Investments NV	29,916
25,965	PostNL NV*	93,049
193,226	Reed Elsevier NV(c)	2,522,852
82,053	Royal Dutch Shell PLC, Class B Shares	2,956,413
2,578	Vastned Retail NV	105,065
96	Wereldhave NV	4,930
105,461	Yandex NV, Class A Shares(c)*	2,227,336
46,039	Ziggo NV(c)*	1,438,488

	Total Netherlands	18,522,467

New Zealand — 0.0%
8,668	Infratil Ltd.	14,558
10,100	New Zealand Oil & Gas Ltd.	6,818
22,185	Nuplex Industries Ltd.	52,592
2,455	Ryman Healthcare Ltd.	7,536
6,410	Vector Ltd.	13,908

	Total New Zealand	95,412

Norway — 1.8%
6,909	Atea ASA	64,325
49,654	BW Offshore Ltd.	36,299
163,172	DNB ASA	1,873,665
2,869	Fred Olsen Energy ASA	121,685
20,940	Kvaerner ASA	51,447
5,892	Petroleum Geo-Services ASA	89,497
51,558	Pronova BioPharma AS	86,315
25,130	Seadrill Ltd.	1,032,496
16,242	SpareBank 1 SMN	94,932
95,019	Statoil ASA	2,437,729
43,800	Telenor ASA	799,728

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
Norway — 1.8%—(continued)
40,089	TGS Nopec Geophysical Co. ASA	$1,170,184

	Total Norway	7,858,302

Peru — 0.0%
1,376	Copeinca ASA	10,249

Portugal — 0.0%
27,705	Mota-Engil SGPS SA	37,636
54,751	Sonae	34,710
14,249	Sonaecom — SGPS SA	22,243

	Total Portugal	94,589

Singapore — 0.7%
94,600	AIMS AMP Capital Industrial REIT	98,933
54,000	Cambridge Industrial Trust	26,830
17,000	CapitaRetail China Trust*	20,163
270,000	Chip Eng Seng Corp., Ltd.	96,286
95,000	Frasers Commercial Trust	85,267
16,000	Mapletree Logistics Trust	14,232
8,444	Miclyn Express Offshore Ltd.	19,022
4,016	OM Holdings Ltd.*	1,452
355,000	SembCorp. Industries Ltd.	1,607,365
21,000	Suntec Real Estate Investment Trust	24,318
20,000	Swiber Holdings Ltd.*	9,456
21,000	United Engineers Ltd.	38,370
64,000	United Overseas Bank Ltd.	979,092
2,000	Venture Corp., Ltd.	12,437
63,000	Yanlord Land Group Ltd.	58,817

	Total Singapore	3,092,040

South Africa — 0.2%
52,678	MTN Group Ltd.	985,897

South Korea — 2.4%
3,302	Hyundai Mobis	895,700
9,068	Hyundai Motor Co.	1,923,830
14,285	Kia Motors Corp.	933,767
1,249	Lotte Shopping Co., Ltd.	352,025
12,045	POSCO, ADR	981,668
5,068	Samsung Electronics Co., Ltd.	5,512,388

	Total South Korea	10,599,378

Spain — 0.3%
2,594	Bolsas y Mercados Españoles SA	59,123
1,724	Corp Financiera Alba	55,883
512	Ebro Foods SA	8,398
2,876	Grupo Catalana Occidente SA	43,049
11,879	Inditex SA	1,321,022
3,552	Pescanova SA	61,925

	Total Spain	1,549,400

Sweden — 1.7%
4,414	Bilia AB, Class A Shares	56,188
11,715	Billerud AB	96,910
10,555	Duni AB	87,314
18,671	Elekta AB, Class B Shares(c)	952,098
11,030	Haldex AB	55,329
60,492	Hennes & Mauritz AB, Class B Shares	2,189,905
48,838	Hexagon AB, Class B Shares	981,409
24,857	Klovern AB	90,136
2,920	NCC AB, Class A Shares	53,693

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
Sweden — 1.7%—(continued)
3,560	NCC AB, Class B Shares	$65,084
7,059	Nolato AB, Class B Shares	72,792
7,667	Peab AB	34,081
5,089	Saab AB, Class B Shares	90,731
110,156	Sandvik AB	1,474,627
40,000	Svenska Handelsbanken AB, Class A Shares	1,395,482

	Total Sweden	7,695,779

Switzerland — 7.4%
600	Acino Holding AG*	68,817
3,078	Ascom Holding AG*	22,568
2,557	BKW AG	81,153
69,840	Credit Suisse Group AG*	1,348,957
312	Helvetia Holding AG	102,780
2,009	Implenia AG*	72,073
67,258	Julius Baer Group Ltd.*	2,209,996
144,887	Nestlé SA	9,007,064
84,150	Novartis AG	4,958,037
42,997	Roche Holding AG	7,827,463
2,234	Schweizerische National-Versicherungs-Gesellschaft AG	85,410
785	Siegfried Holding AG*	99,903
5,467	Swatch Group AG (The)	2,237,880
3,540	Syngenta AG	1,193,596
132	Valiant Holding*	10,626
577	Valora Holding AG	92,953
52,795	Xstrata PLC	797,405
10,007	Zurich Insurance Group AG*	2,405,579

	Total Switzerland	32,622,260

Taiwan — 0.4%
122,513	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,800,941

Thailand — 0.3%
84,300	Bangkok Bank PCL, NVDR	507,068
114,200	Kasikornbank PCL, NVDR	617,494

	Total Thailand	1,124,562

United Kingdom — 21.0%
4,423	Aberdeen Asset Management PLC	19,553
13,623	Aero Inventory PLC(a)(d)*	0
101,449	AMEC PLC	1,784,585
22,477	Amlin PLC	137,478
1,396	Anglo Pacific Group PLC	5,176
277,921	ARM Holdings PLC	2,530,412
190,160	Aviva PLC	983,621
19,000	Avocet Mining PLC	27,365
223,406	Barclays PLC	649,377
1,252	Bellway PLC	17,258
234,509	BG Group PLC	4,791,080
136,753	BHP Billiton PLC	3,982,607
1,173	Bodycote PLC	6,479
363,510	BP PLC	2,544,822
60,564	British American Tobacco PLC	3,171,639
190,205	British Sky Broadcasting Group PLC	2,295,961
176,818	Britvic PLC	896,378
1,372	Cairn Energy PLC*	6,246
134,985	Capita Group PLC (The)	1,545,897
7,489	Carillion PLC	32,976
49,403	Carnival PLC	1,691,858
560,471	Centrica PLC	2,904,425
See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
United Kingdom — 21.0%—(continued)
4,972	Chesnara PLC	$14,669
1,527	Close Brothers Group PLC	18,880
1,302	Computacenter PLC	7,893
9,574	Cookson Group PLC	90,966
20,723	CSR PLC	107,027
1,183	Dairy Crest Group PLC	6,418
83,714	Debenhams PLC	128,140
103,027	Diageo PLC	2,819,020
10,940	Drax Group PLC	80,865
13,228	DS Smith PLC	33,886
3,295	easyJet PLC	27,753
2,618	Electrocomponents PLC	9,231
8,623	EnQuest PLC*	15,210
30,767	Firstgroup PLC	119,566
10,592	Galliford Try PLC	107,107
140,832	GlaxoSmithKline PLC	3,183,275
8,581	Greene King PLC	75,746
8,397	Hargreaves Services PLC	95,699
20,100	Hays PLC	21,919
10,863	Henderson Group PLC	18,282
13,939	Hill & Smith Holdings PLC	76,280
27,500	Home Retail Group PLC	40,938
269,938	HSBC Holdings PLC	2,335,242
413,167	HSBC Holdings PLC, London Shares	3,585,505
9,290	Hunting PLC	117,371
1,366	IG Group Holdings PLC	9,328
3,238	Immunodiagnostic Systems Holdings PLC*	12,840
22,273	Inchcape PLC	130,189
57,621	Inmarsat PLC	523,256
55,896	InterContinental Hotels Group PLC	1,423,029
25,242	Intermediate Capital Group PLC	112,870
21,765	Interserve PLC	123,629
10,591	John Wood Group PLC	137,839
12,673	Keller Group PLC	102,721
781,065	Kingfisher PLC	3,414,478
30,043	Laird PLC	111,606
84,206	Lookers PLC	93,831
5,558	Mapeley Ltd.(a)(d)*	0
46,520	Marston’s PLC	82,055
34,039	McBride PLC*	68,976
72,684	Mecom Group PLC	100,015
26,372	Melrose Resources PLC	53,858
875	Millennium & Copthorne Hotels PLC	6,666
17,997	Mondi PLC	158,292
9,927	Morgan Sindall Group PLC	98,650
14,029	National Express Group PLC	48,355
25,602	Next PLC	1,451,804
39,999	Pace PLC	113,569
72,828	Pearson PLC	1,380,461
3,370	Persimmon PLC	37,312
14,129	Petropavlovsk PLC	77,969
13,349	Phoenix IT Group Ltd.	44,572
434,342	Premier Oil PLC*	2,575,996
3,594	Provident Financial PLC	75,251
315,196	Prudential PLC	3,934,716
43,937	PV Crystalox Solar PLC*	5,506
78,690	Reckitt Benckiser Group PLC	4,443,525
68,004	Rexam PLC	457,144

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
United Kingdom — 21.0%—(continued)
72,750	Rio Tinto PLC	$3,156,659
111,728	ROK PLC(a)(d)*	0
307,110	Rolls-Royce Holdings PLC*	3,999,402
36,700	SABMiller PLC	1,618,045
104,552	Smith & Nephew PLC	1,106,155
25,319	St. Ives PLC	31,125
200,359	Standard Chartered PLC	4,422,318
2,902	Synergy Health PLC	40,577
7,838	TalkTalk Telecom Group PLC	24,119
33,118	Taylor Wimpey PLC	26,923
425,211	Tesco PLC	2,270,265
16,151	Tullett Prebon PLC	74,294
76,632	Tullow Oil PLC	1,656,777
30,980	Unilever PLC	1,112,540
135,219	United Utilities Group PLC	1,520,694
1,394,152	Vodafone Group PLC	4,013,698
2,929	WH Smith PLC	27,899
53,226	Whitbread PLC	1,798,297
29,961	William Hill PLC	142,715
272,504	WM Morrison Supermarkets PLC	1,210,288

	Total United Kingdom	92,825,179

United States — 1.7%
16,833	Perrigo Co.	1,851,125
40,175	Schlumberger Ltd.	2,907,866
13,515	Wynn Resorts Ltd.	1,394,343
23,500	Yum! Brands Inc.	1,497,420

	Total United States	7,650,754

	TOTAL COMMON STOCKS (Cost — $379,750,752)	417,620,040

PREFERRED STOCKS — 0.5%
Australia — 0.0%
259	Multiplex SITES Trust*	20,102

Germany — 0.5%
63	Draegerwerk AG & Co. KGaA, 0.260%	5,826
12,700	Volkswagen AG, 2.090%	2,242,847

	Total Germany	2,248,673

Italy — 0.0%
337	Unipol Gruppo Finanziario SpA*	479

	TOTAL PREFERRED STOCKS (Cost — $1,516,190)	2,269,254

RIGHTS — 0.0%
Singapore — 0.0%
1,204	OM Holdings Ltd.(a)* (Cost $0)	0

WARRANTS — 0.1%
Luxembourg — 0.1%
464,723	Idea Cellular Ltd., expires 3/13/17(b)* (Cost $804,482)	623,565

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $382,071,424)	420,512,859

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Face Amount†		Security	Value
SHORT-TERM INVESTMENTS (e) — 32.2%
MONEY MARKET FUND — 1.4%
6,243,716		Invesco STIT — Government & Agency Portfolio (f) (Cost — $6,243,716)	$6,243,716

TIME DEPOSITS — 30.8%
3,224,457		Bank of America — London, 0.030% due 9/4/12	3,224,457
47,547,648		Bank of New York Mellon — Grand Cayman, 0.030% due 9/4/12	47,547,648
		BBH — Grand Cayman:
7,844,846	EUR	-0.036% due 9/3/12	9,867,639
154,853	CHF	0.005% due 9/3/12	162,200
3,045,578	HKD	0.005% due 9/3/12	392,658
673,957	JPY	0.010% due 9/3/12	8,605
365	GBP	0.052% due 9/3/12	579
240	SEK	0.550% due 9/3/12	36
1	NZD	1.650% due 9/3/12	1
2,236	AUD	2.648% due 9/3/12	2,311
297	CAD	0.195% due 9/4/12	301
42,417,343		HSBC Bank — Grand Cayman, 0.030% due 9/4/12	42,417,343
80,265	GBP	JPMorgan Chase & Co. — London, 0.052% due 9/3/12	127,316
33,043,110		Wells Fargo — Grand Cayman, 0.030% due 9/4/12	33,043,110

		TOTAL TIME DEPOSITS (Cost — $136,794,204)	136,794,204

		TOTAL SHORT-TERM INVESTMENTS (Cost — $143,037,920)	143,037,920

		TOTAL INVESTMENTS — 127.1% (Cost — $525,109,344#)	563,550,779

		Liabilities in Excess of Other Assets — (27.1)%	(119,987,374)

		TOTAL NET ASSETS — 100.0%	$443,563,405

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(b)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(c)	All or a portion of this security is on loan (See Note 1).
(d)	Illiquid security.
(e)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 30.8%.
(f)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $536,363,748.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipts
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro Dollar
GBP	—	British Pound
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
NVDR	—	Non-Voting Depositary Receipt
NYSE	—	New York Stock Exchange
NZD	—	New Zealand Dollar

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Abbreviations used in this schedule:

PCL	—	Public Company Limited
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust
SEK	—	Swedish Krona

Summary of Investments by Security Sector*

Consumer Discretionary	12.6%
Financials	12.1
Consumer Staples	8.7
Health Care	8.3
Industrials	7.8
Information Technology	7.5
Energy	6.4
Materials	5.6
Telecommunication Services	4.2
Utilities	1.4
Short-Term Investments	25.4

100.0%

*	As a percentage of total investments.

For details of other financial instruments held by this fund, refer to Note 3.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value
COMMON STOCKS — 91.8%
Argentina — 0.2%
117,679	YPF SA, ADR	$1,472,164

Brazil — 13.4%
94,377	Banco Bradesco SA, ADR	1,549,670
1,117,711	Banco do Brasil SA	12,760,629
94,300	BM&FBovespa SA	499,286
28,700	BR Properties SA	349,147
36,419	BRF — Brasil Foods SA	584,935
403,100	CCR SA	3,621,318
164,100	Cia de Bebidas das Américas, ADR	6,171,801
25,200	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	2,144,772
78,925	Cia Energética de Minas Gerais, ADR	1,341,725
23,500	Cia Hering	513,323
418,500	Cia Siderúrgica Nacional SA, ADR	2,017,170
328,848	Cielo SA	9,719,589
30,300	Ez Tec Empreendimentos e Participações SA	365,627
200,900	Gafisa SA, ADR(a)*	825,699
37,500	Iochpe-Maxion SA	531,743
10,936	Itaú Unibanco Holding SA, ADR	172,898
77,576	Lojas Renner SA	2,556,892
200,100	Natura Cosméticos SA	5,016,421
78,600	Obrascón Huarte Lain Brasil SA	760,701
163,439	Petróleo Brasileiro SA, ADR	3,455,100
170,192	Petróleo Brasileiro SA, Class A Shares, ADR	3,502,551
746,100	Redecard SA	12,328,740
358,300	Souza Cruz SA	4,801,804
120,199	Telefónica Brasil SA, ADR	2,568,653
61,700	Ultrapar Participações SA	1,318,876
226,510	Vale SA	3,768,566
668,077	Vale SA, Class B Shares, ADR	10,936,420

	Total Brazil	94,184,056

Canada — 0.5%
114,912	First Quantum Minerals Ltd.	2,212,490
53,879	Yamana Gold Inc.	922,947

	Total Canada	3,135,437

Chile — 0.2%
799,528	Empresa Nacional de Electricidad SA	1,325,115

China — 10.1%
428,000	Agile Property Holdings Ltd.	491,110
31,159	Baidu Inc., ADR*	3,472,359
7,063,400	Bank of China Ltd., Class H Shares	2,568,079
1,312,500	BBMG Corp., Class H Shares	800,398
528,000	China Communications Construction Co., Ltd., Class H Shares	405,719
21,519,580	China Construction Bank Corp., Class H Shares	14,149,771
3,908,000	China Minsheng Banking Corp., Ltd., Class H Shares(a)	3,189,361
1,569,000	China National Building Material Co., Ltd., Class H Shares(a)	1,468,605
1,602,000	China Petroleum & Chemical Corp., Class H Shares	1,509,820
1,689,000	China Railway Construction Corp., Ltd., Class H Shares	1,276,065
63,000	China Shanshui Cement Group Ltd.	32,977
211,000	China Shenhua Energy Co., Ltd., Class H Shares	768,504
5,087,805	CNOOC Ltd.	9,695,056
254	Country Garden Holdings Co., Ltd.	89
492,000	Dongfeng Motor Group Co., Ltd., Class H Shares	636,860
287,000	Dongyue Group(a)	136,168
150,000	ENN Energy Holdings Ltd.	595,645
9,328,590	Evergrande Real Estate Group Ltd.(a)	3,572,053

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value
China — 10.1%—(continued)
156,000	Great Wall Motor Co., Ltd., Class H Shares	$353,179
542,800	Guangzhou R&F Properties Co., Ltd., Class H Shares(a)	629,836
81,500	Hengan International Group Co., Ltd.	819,066
676,000	Huaneng Power International Inc., Class H Shares	465,407
10,764,050	Industrial & Commercial Bank of China, Class H Shares	5,856,438
50,800	Inner Mongolia Yitai Coal Co., Class B Shares	276,606
990,000	Jiangxi Copper Co., Ltd., Class H Shares	2,146,874
1,222,000	Lenovo Group Ltd.	994,136
50,100	NetEase Inc., ADR(a)*	2,608,707
859,500	PetroChina Co., Ltd., Class H Shares	1,038,319
582,000	PICC Property & Casualty Co., Ltd., Class H Shares*	700,084
139,000	Ping An Insurance Group Co. of China Ltd., Class H Shares	1,003,571
672,000	Shanghai Electric Group Co., Ltd., Class H Shares	270,314
403,000	Soho China Ltd.	255,632
132,900	Tencent Holdings Ltd.	4,057,440
604,800	Weichai Power Co., Ltd., Class H Shares(a)	1,598,494
264,000	Yanzhou Coal Mining Co., Ltd., Class H Shares	376,448
350,000	Zhejiang Expressway Co., Ltd., Class H Shares	230,587
2,414,000	Zijin Mining Group Co., Ltd., Class H Shares(a)	756,291
1,361,000	Zoomlion Heavy Industry Science & Technology Co., Ltd., Class H Shares(a)	1,456,403

	Total China	70,662,471

Colombia — 0.7%
188,121	Pacific Rubiales Energy Corp.	4,596,691

Cyprus — 0.1%
45,059	Globaltrans Investment PLC, GDR	847,109

Egypt — 1.1%
480,890	Commercial International Bank Egypt SAE	2,371,847
65,764	Eastern Tobacco	829,762
91,520	Orascom Construction Industries	4,125,842

	Total Egypt	7,327,451

France — 0.4%
55,421	CFAO SA	2,598,837

Hong Kong — 3.4%
444,000	China Mobile Ltd.	4,739,785
98,413	China Mobile Ltd., ADR	5,283,793
861,000	China Overseas Land & Investment Ltd.	1,944,835
768,000	China Resources Land Ltd.	1,483,264
874,000	China Unicom Hong Kong Ltd.	1,381,489
516,000	COSCO Pacific Ltd.	637,990
631,000	Galaxy Entertainment Group Ltd.(a)*	1,793,839
622,000	Guangdong Investment Ltd.	460,307
4,468,200	Huabao International Holdings Ltd.(a)	2,298,533
7,355,500	REXLot Holdings Ltd.(a)	531,062
106,000	Shanghai Industrial Holdings Ltd.	291,776
1,268,000	Shimao Property Holdings Ltd.(a)	1,915,986
1,834,000	Shougang Fushan Resources Group Ltd.	484,729
1,524,000	Yuexiu Property Co., Ltd.	357,604

	Total Hong Kong	23,604,992

Hungary — 0.6%
247,216	OTP Bank PLC	3,916,802

India — 3.6%
52,834	Ambuja Cements Ltd., GDR(b)	176,466
53,929	Dr. Reddy’s Laboratories Ltd., ADR	1,620,027
7,235	GAIL India Ltd., GDR(b)	278,475
163,563	HDFC Bank Ltd., ADR	5,492,446

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value
India — 3.6%—(continued)
143,466	ICICI Bank Ltd., ADR	$4,666,949
128,284	Infosys Ltd., ADR(a)	5,455,919
172,546	ITC Ltd., GDR*	831,499
5,540	Larsen & Toubro Ltd., GDR	133,846
62,678	Mahindra & Mahindra Ltd., GDR	852,421
49,192	Reliance Industries Ltd., London Shares, GDR(c)	1,345,401
10,054	State Bank of India Ltd., London Shares, GDR	698,753
72,318	Sterlite Industries India Ltd., ADR	510,565
123,309	Tata Motors Ltd., ADR	2,604,286
2,400	Ultratech Cement Ltd., GDR	73,068
12,309	Wipro Ltd., ADR(a)	95,764

	Total India	24,835,885

Indonesia — 3.6%
12,769,619	Adaro Energy Tbk PT	1,834,754
6,598,162	Bank Mandiri Persero Tbk PT	5,397,553
843,000	Bank Rakyat Indonesia Persero Tbk PT	614,457
485,500	Charoen Pokphand Indonesia Tbk PT	137,478
177,000	Indo Tambangraya Megah Tbk PT	709,114
1,932,000	Perusahaan Gas Negara PT	749,701
1,992,500	Semen Gresik Persero Tbk PT	2,591,190
736,000	Tambang Batubara Bukit Asam Tbk PT	1,126,964
832,996	Telekomunikasi Indonesia Tbk PT	812,466
200,300	Telekomunikasi Indonesia Tbk PT, ADR	7,731,579
1,626,378	United Tractors Tbk PT	3,419,914

	Total Indonesia	25,125,170

Luxembourg — 0.3%
55,674	Oriflame Cosmetics SA	1,943,985

Malaysia — 0.8%
77,600	Alliance Financial Group Bhd	102,573
141,100	British American Tobacco Malaysia Bhd	2,880,254
114,000	DiGi.Com Bhd	175,497
150,000	Malayan Banking Bhd	439,270
42,700	RHB Capital Bhd	99,490
65,300	Sime Darby Bhd	205,023
65,400	Telekom Malaysia Bhd	127,263
68,000	Tenaga Nasional Bhd	148,862
456,400	UMW Holdings Bhd	1,489,928

	Total Malaysia	5,668,160

Mexico — 4.2%
31,300	Alfa SAB de CV, Class A Shares	500,225
430,216	América Móvil SAB de CV, Class L Shares, ADR	11,009,227
32,700	Cemex SAB de CV, ADR*	244,269
2,400	Fomento Económico Mexicano SAB de CV, ADR	202,800
809,241	Genomma Lab Internacional SAB de CV, Class B Shares*	1,628,694
137,100	Grupo Financiero Banorte SAB de CV, Class O Shares	695,986
2,985,527	Grupo México SAB de CV, Class B Shares	8,881,196
142,500	Grupo Televisa SAB, ADR	3,274,650
8,405	Industrias Peñoles SAB de CV	342,949
1,120,400	Kimberly-Clark de México SAB de CV, Class A Shares	2,283,707

	Total Mexico	29,063,703

Netherlands — 0.2%
17,000	VimpelCom Ltd., ADR	180,710
66,208	Yandex NV, Class A Shares(a)*	1,398,313

	Total Netherlands	1,579,023

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value
Nigeria — 0.0%
28,570	Guaranty Trust Bank PLC, GDR(c)	$160,932

Pakistan — 0.7%
1,105,862	Oil & Gas Development Co., Ltd.	2,086,693
1,084,744	Pakistan Petroleum Ltd.	2,558,413

	Total Pakistan	4,645,106

Peru — 1.0%
116,912	Cia de Minas Buenaventura SA, ADR	4,052,170
21,610	Credicorp Ltd.	2,604,653

	Total Peru	6,656,823

Philippines — 1.5%
344,800	Aboitiz Power Corp.	278,263
223,034	Bank of the Philippine Islands	397,046
364,920	DMCI Holdings Inc.	501,516
99,010	First Philippine Holdings Corp.	178,961
288,426	Metropolitan Bank & Trust	623,337
113,200	Philippine Long Distance Telephone Co., ADR	7,278,759
39,570	SM Investments Corp.	665,918
756,700	SM Prime Holdings Inc.	251,455

	Total Philippines	10,175,255

Russia — 8.4%
502,471	Gazprom OAO, ADR	4,856,382
658,914	Gazprom OAO, London Shares, ADR	6,417,163
32,452	Lukoil OAO	1,922,781
8,000	Lukoil OAO, ADR	454,560
115,514	Lukoil OAO, London Shares, ADR	6,561,195
79,373	Magnit OJSC, GDR(c)	2,531,205
566,153	Mobile Telesystems OJSC, ADR(a)	10,422,877
439,096	Rosneft Oil Co., GDR	2,595,057
5,916,036	Sberbank of Russia	17,008,604
27,599	Severstal OAO	331,188
25,823	Tatneft, ADR	985,664
835,783	TNK-BP Holding	2,223,183
74,038	Uralkali OJSC, GDR	2,862,309

	Total Russia	59,172,168

South Africa — 9.5%
189,022	African Bank Investments Ltd.	732,316
79,204	AngloGold Ashanti Ltd.	2,482,127
7,094	Assore Ltd.	258,771
122,958	AVI Ltd.	850,134
61,188	Barloworld Ltd.	517,878
208,800	Bidvest Group Ltd.	5,077,657
19,702	Exxaro Resources Ltd.	351,424
916,738	FirstRand Ltd.	2,999,786
123,509	Foschini Group Ltd. (The)	1,987,628
42,836	Gold Fields Ltd.	515,896
294,795	Growthpoint Properties Ltd.	963,937
95,018	Imperial Holdings Ltd.	2,312,374
19,192	Kumba Iron Ore Ltd.	1,098,156
46,335	Liberty Holdings Ltd.	507,110
338,297	Life Healthcare Group Holdings Ltd.	1,286,446
25,628	Massmart Holdings Ltd.	519,816
160,133	MTN Group Ltd.	2,996,976
793,710	Murray & Roberts Holdings Ltd.*	2,063,575
45,549	Naspers Ltd., Class N Shares	2,655,159
194,892	Nedbank Group Ltd.	4,298,021

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value
South Africa — 9.5%—(continued)
733,553	Pretoria Portland Cement Co., Ltd.	$2,326,033
947,017	Sanlam Ltd.	4,174,721
36,803	Sasol Ltd.	1,591,364
361,874	Shoprite Holdings Ltd.	7,289,892
243,226	Standard Bank Group Ltd.	3,218,368
98,513	Tiger Brands Ltd.	3,251,766
397,875	Truworths International Ltd.	4,517,668
235,708	Vodacom Group Ltd.	3,005,936
357,252	Woolworths Holdings Ltd.	2,555,222

	Total South Africa	66,406,157

South Korea — 14.4%
8,655	Daelim Industrials Co., Ltd.	677,985
8,087	Dongbu Insurance Co., Ltd.	330,657
1,562	Doosan Corp.	186,707
29,884	Hana Financial Group Inc.	893,673
39,878	Hite Jinro Co., Ltd.	784,474
10,920	Hotel Shilla Co., Ltd.	517,294
32,225	Hyundai Engineering & Construction Co., Ltd.	1,802,280
2,427	Hyundai Heavy Industries Co., Ltd.	495,634
33,280	Hyundai Marine & Fire Insurance Co., Ltd.	960,000
22,422	Hyundai Mobis	6,082,185
40,064	Hyundai Motor Co.	8,499,817
84,110	Industrials Bank of Korea	894,077
266,872	KB Financial Group Inc.	8,651,681
2,260	KCC Corp.	564,203
54,824	Kia Motors Corp.	3,583,679
663,538	Korea Life Insurance Co., Ltd.	4,155,893
101,855	KT&G Corp.	7,718,194
20,840	NHN Corp.	4,770,625
13,200	POSCO	4,296,754
23,020	Samsung Electronics Co., Ltd.	25,038,513
32,140	Samsung Heavy Industries Co., Ltd.	1,053,282
338,986	Shinhan Financial Group Co., Ltd.	10,555,933
7,483	SK Holdings Co., Ltd.	1,102,383
3,621	SK Innovation Co., Ltd.	522,260
8,805	SK Telecom Co., Ltd.	1,130,141
104,040	Woongjin Coway Co., Ltd.	3,602,302
166,510	Woori Finance Holdings Co., Ltd.	1,586,369

	Total South Korea	100,456,995

Taiwan — 5.8%
2,320,859	Advanced Semiconductor Engineering Inc.	1,739,751
342,523	Asia Cement Corp.	394,311
99,000	Asustek Computer Inc.	990,596
1,233,666	Chinatrust Financial Holding Co., Ltd.	738,994
335,000	Chipbond Technology Corp.	492,713
182,936	Chunghwa Telecom Co., Ltd.	554,036
494,000	Compal Electronics Inc.	433,957
422,000	Coretronic Corp.	390,479
201,062	Far Eastern New Century Corp.	211,949
87,000	Farglory Land Development Co., Ltd.	156,927
206,000	Formosa Chemicals & Fibre Corp.	532,889
76,830	Formosa Plastics Corp.	207,489
560,889	Fubon Financial Holding Co., Ltd.	558,411
113,000	Highwealth Construction Corp.	189,077
1,573,282	Hon Hai Precision Industry Co., Ltd.	4,464,705
527,475	Hon Hai Precision Industry Co., Ltd., London Shares, GDR	3,038,256
44,283	HTC Corp.	382,338

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value
Taiwan — 5.8%—(continued)
67,345	HTC Corp., GDR	$2,325,086
244,215	Lite-On Technology Corp.	296,258
519,000	MediaTek Inc.	5,557,861
566,114	Mega Financial Holding Co., Ltd.	427,209
138	Pacific Electric Wire & Cable Co., Ltd.(d)*	0
361,270	Pou Chen Corp.	349,398
140,316	Silitech Technology Corp.	264,366
124,988	Taiwan Mobile Co., Ltd.	464,282
2,224,031	Taiwan Semiconductor Manufacturing Co., Ltd.	6,199,779
537,215	Taiwan Semiconductor Manufacturing Co., Ltd., ADR(a)	7,897,061
164,381	Tripod Technology Corp.	363,066
105,000	TSRC Corp.	221,371
1,225,000	United Microelectronics Corp.	491,935

	Total Taiwan	40,334,550

Thailand — 2.1%
179,050	Advanced Info Service PCL	1,220,210
153,200	Advanced Info Service PCL, NVDR	1,063,651
224,800	Bangkok Bank PCL, NVDR	1,352,180
43,850	Banpu PCL	631,339
2,007,000	CP ALL PCL	2,215,373
564,400	CP ALL PCL, NVDR	622,998
384,500	PTT Exploration & Production PCL	1,833,003
102,600	PTT PCL, NVDR	1,083,283
6,535,900	Sansiri PCL, NVDR	485,148
258,100	Siam Cement PCL	3,030,641
348,300	Thai Oil PCL, NVDR	729,920

	Total Thailand	14,267,746

Turkey — 4.2%
881,027	Akbank TAS	3,481,439
367	Aktaş Elektrik Ticaret A(d)*	0
87,528	Arcelik A	484,607
5,207	BIM Birlesik Magazalar A	214,212
22,238	Ford Otomotiv Sanayi A	218,464
1,242,345	Kardemir Karabük Demir Çelik Sanayi ve Ticaret A, Class D Shares	793,132
876,058	KOC Holding A	3,567,875
22,734	Koza Altin Işletmeleri A	447,924
1,088,514	Turkcell iletişim Hizmetleri A*	6,469,979
960,340	Türkiye Garanti Bankasi A	4,122,538
172,246	Türkiye Halk Bankasi A	1,554,669
2,360,002	Türkiye Iş Bankasi, Class C Shares	7,195,603
243,983	Türkiye Vakiflar Bankasi TAO, Class D Shares	553,225

	Total Turkey	29,103,667

United Kingdom — 0.1%
18,875	Anglo American PLC	530,446

United States — 0.7%
62,148	Las Vegas Sands Corp.	2,634,454
58,380	Southern Copper Corp.	1,899,685

	Total United States	4,534,139

	TOTAL COMMON STOCKS (Cost — $538,598,554)	638,331,035

PREFERRED STOCKS — 1.8%
Brazil — 1.4%
61,146	Banco Bradesco SA, 0.700%	993,828
104,055	Cia Energética de Minas Gerais, 4.250%	1,775,805
397,154	Itaú Unibanco Holding SA, 0.620%	6,200,794

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares		Security	Value
Brazil — 1.4%—(continued)
202,958		Klabin SA, 3.160%	$909,655

		Total Brazil	9,880,082

Russia — 0.1%
533		AK Transneft OAO, 1.640%	844,272

South Korea — 0.3%
3,027		Samsung Electronics Co., Ltd., 0.680%	1,946,615

		TOTAL PREFERRED STOCKS (Cost — $9,324,283)	12,670,969

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $547,922,837)	651,002,004

Face Amount†
SHORT-TERM INVESTMENTS (e) — 9.9%
MONEY MARKET FUND — 4.2%
28,945,863		Invesco STIT — Government & Agency Portfolio (f) (Cost — $28,945,863)	28,945,863

TIME DEPOSITS — 5.7%
15,321,329		Bank of New York Mellon — Grand Cayman, 0.030% due 9/4/12	15,321,329
		BBH — Grand Cayman:
1,685	EUR	-0.036% due 9/3/12	2,120
4,969,353	HKD	0.005% due 9/3/12	640,686
773	GBP	0.052% due 9/3/12	1,227
1,667,054	ZAR	4.150% due 9/3/12	198,725
1,965,374		HSBC Bank — Grand Cayman, 0.030% due 9/4/12	1,965,374
5,491,540		JPMorgan Chase & Co. — London, 0.030% due 9/4/12	5,491,540
16,294,249		Wells Fargo — Grand Cayman, 0.030% due 9/4/12	16,294,249

		TOTAL TIME DEPOSITS (Cost — $39,915,250)	39,915,250

		TOTAL SHORT-TERM INVESTMENTS (Cost — $68,861,113)	68,861,113

		TOTAL INVESTMENTS — 103.5% (Cost — $616,783,950#)	719,863,117

		Liabilities in Excess of Other Assets — (3.5)%	(24,660,310)

		TOTAL NET ASSETS — 100.0%	$695,202,807

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Illiquid security.
(c)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(e)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 5.7%.
(f)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $648,219,830.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipts
EUR	—	Euro Dollar
GBP	—	British Pound

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Abbreviations used in this schedule:

GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
NVDR	—	Non-Voting Depositary Receipt
PCL	—	Public Company Limited
PLC	—	Public Limited Company
ZAR	—	South African Rand

Summary of Investments by Security Sector*

Financials	23.9%
Information Technology	14.9
Energy	9.8
Telecommunication Services	9.5
Materials	9.5
Consumer Discretionary	8.1
Consumer Staples	7.8
Industrials	4.9
Utilities	1.4
Health Care	0.6
Short-Term Investments	9.6

100.0%

*	As a percentage of total investments.

For details of other financial instruments held by this fund, refer to Note 3.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
MORTGAGE-BACKED SECURITIES — 27.1%
FHLMC — 7.4%
		Federal Home Loan Mortgage Corp. (FHLMC):
$14,565		11.500% due 10/1/15	$14,650
1,633		9.500% due 6/1/16	1,640
81,018		8.500% due 11/1/16 — 7/1/17	86,044
17,526		8.000% due 1/1/17 — 6/1/17	18,080
53,176		2.625% due 12/1/34(a)	56,826
58,163		2.754% due 1/1/35(a)	62,474
579,712		2.837% due 3/1/36(a)(b)	621,834
49,867		2.320% due 2/1/37(a)	52,483
138,999		2.184% due 5/1/37(a)	145,933
124,942		2.870% due 5/1/37(a)	133,168
1,112,372		5.923% due 5/1/37(a)	1,205,202
140,067		3.130% due 3/1/41(a)	147,538
300,000		2.051% due 7/1/42(a)	310,808
		Gold:
10,960,729		5.500% due 10/1/13 — 2/1/40(b)	12,115,862
1,546,509		6.500% due 7/1/14 — 9/1/39(b)	1,741,597
2,051,724		6.000% due 5/1/16 — 6/1/39	2,248,844
8,286		8.500% due 2/1/18	9,172
3,261,958		5.000% due 6/1/21 — 4/1/41	3,557,261
24,992,654		4.000% due 10/1/25 — 10/1/42(c)	27,011,835
7,334,224		3.500% due 12/1/25 — 6/1/42(c)	7,813,025
3,755,000		2.500% due 9/15/27 — 10/15/27(c)	3,890,522
13,352,757		4.500% due 4/1/29 — 6/1/42	14,724,372

		TOTAL FHLMC	75,969,170

FNMA — 13.8%
		Federal National Mortgage Association (FNMA):
18,729,436		4.000% due 5/1/13 — 6/1/42	20,314,136
10,694,628		5.500% due 2/1/14 — 5/1/40	11,771,285
2,207		8.500% due 4/1/17	2,471
8,685		8.000% due 8/1/17	9,057
1,229,687		4.761% due 2/1/20	1,442,221
1,242,536		4.671% due 7/1/20	1,455,901
1,297,283		3.975% due 11/1/20	1,481,103
7,173,829		6.000% due 9/1/21 — 7/1/39	7,941,230
156		9.500% due 11/1/21	160
7,400,535		5.000% due 12/1/21 — 7/1/40	8,133,522
1,546,291		3.264% due 1/1/22	1,699,448
15,710,751		4.500% due 3/1/24 — 12/1/41	17,081,950
30,806,847		3.500% due 9/15/25 — 9/15/42(c)	32,907,121
22,830,814		3.000% due 8/1/26 — 10/15/42(c)	23,804,177
444,997		7.000% due 9/1/26 — 4/1/37(b)	505,148
1,792,235		2.500% due 1/1/27 — 9/1/27(c)	1,862,556
46,624		2.690% due 3/1/30(a)(b)	47,122
751,332		2.678% due 3/1/34(a)	791,434
15,585		2.488% due 12/1/34(a)	16,657
163,569		2.497% due 12/1/34(a)	174,863
242,717		2.607% due 9/1/35(a)	259,610
181,746		2.063% due 10/1/35(a)	189,625
245,339		2.145% due 10/1/35(a)	257,040
204,387		2.021% due 11/1/35(a)(b)	213,395
50,597		2.110% due 11/1/35 (a)	53,148
177,824		2.117% due 11/1/35(a)	185,974
45,266		2.118% due 11/1/35(a)	47,460
57,765		2.130% due 11/1/35(a)	60,688

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
FNMA — 13.8%—(continued)
$40,722		2.150% due 11/1/35(a)	$42,756
633,449		2.250% due 1/1/36(a)	669,018
350,298		5.725% due 6/1/36(a)	381,735
523,316		3.005% due 8/1/36(a)	561,183
714,896		6.238% due 9/1/36(a)	772,147
81,963		2.692% due 12/1/36(a)	88,247
316,738		5.852% due 2/1/37(a)	344,704
623,779		2.502% due 4/1/37(a)	659,536
736,818		5.506% due 4/1/37(a)	793,687
854,135		5.646% due 5/1/37(a)	923,759
783,444		5.931% due 8/1/37(a)	852,061
914,741		6.500% due 9/1/37 — 5/1/40	1,041,130
229,652		2.974% due 2/1/41(a)	241,213
549,214		3.240% due 7/1/41(a)	579,929
298,937		2.025% due 7/1/42(a)	309,670
104,742		2.324% due 7/1/42(a)	109,054

		TOTAL FNMA	141,078,331

GNMA — 5.9%
		Government National Mortgage Association (GNMA):
3,069		9.500% due 12/15/16 — 8/15/17	3,099
22,574		8.500% due 1/20/17 — 5/15/30	25,097
15,631		9.000% due 4/20/17 — 9/15/30	17,782
105,060		1.625% due 2/20/26 — 10/20/27(a)(b)	109,371
1,272		8.000% due 3/20/30(b)	1,594
35,437		2.000% due 5/20/30(a)(b)	37,023
14,388		4.500% due 9/15/33(b)	15,890
1,694,976		6.000% due 12/15/33 — 9/1/42(c)	1,913,824
560,477		6.500% due 1/15/34 — 10/15/38	640,003
2,650,068		5.000% due 10/15/34 — 9/15/40	2,947,559
392,962		5.500% due 5/15/37 — 6/15/38	439,180
929,138		4.000% due 6/15/41 — 7/15/41	1,022,102
5,100,000		3.500% due 9/15/41(c)	5,514,375
28,000,000		3.000% due 10/1/42(c)	29,330,000
		Government National Mortgage Association II (GNMA):
956,178		6.000% due 7/20/37 — 4/20/41	1,080,664
1,822,331		5.000% due 9/15/39 — 9/20/41(c)	2,029,639
10,550,771		4.500% due 1/20/40 — 10/20/41	11,732,598
1,221,999		4.000% due 11/20/40 — 7/20/42	1,345,623
1,696,582		3.500% due 7/20/42	1,836,756

		TOTAL GNMA	60,042,179

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $268,285,977)	277,089,680

ASSET-BACKED SECURITIES — 1.5%
Automobiles — 0.2%
1,050,000	AAA	AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A3, 1.610% due 10/8/15	1,058,148
960,000	AAA	Santander Drive Auto Receivables Trust, Series 2012-2, Class A3, 1.220% due 12/15/15	968,295

		Total Automobiles	2,026,443

Credit Card — 0.2%
449,905	Aaa(d)	321 Henderson Receivables I LLC, Series 2012-2A, Class A, 3.840% due 10/15/59(e)	450,720
1,695,000	AAA	Arran Funding Ltd., Series 2012-1A, Class A1, 0.940% due 7/15/15(a)(e)	1,696,170

		Total Credit Card	2,146,890

Student Loan — 1.1%
840,805	AA+	CIT Education Loan Trust, Series 2007-1, Class A, 0.558% due 3/25/42(a)(e)	765,764
850,000	AA+	EFS Volunteer LLC, Series 2010-1, Class A2, 1.301% due 10/25/35(a)(e)	810,547

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
Student Loan — 1.1%—(continued)
$1,716,392	AAA	Keycorp Student Loan Trust, Series 2002-A, Class 1A2, 0.617% due 8/27/31(a)	$1,571,410
500,000	AA+	Nelnet Education Loan Funding Inc., Series 2004-2A, Class A5C, 1.090% due 2/25/39(a)	444,661
		SLM Student Loan Trust:
873,163	AAA	Series 2012-A, Class A1, 1.640% due 8/15/25(a)(e)	879,922
900,000	AAA	Series 2005-4, Class A3, 0.571% due 1/25/27(a)	853,438
935,000	AAA	Series 2011-B, Class A2, 3.740% due 2/15/29(e)	999,997
199,553	AA+	Series 2003-4, Class A5A, 1.218% due 3/15/33(a)(e)	194,190
880,000	AA+	Series 2005-5, Class A5, 1.201% due 10/25/40(a)	825,000
1,698,907	AAA	Series 2010-A, Class 2A, 3.490% due 5/16/44(a)(b)(e)	1,762,612
680,000	AAA	Series 2012-D, Class A2, 2.950% due 2/15/46(e)	704,769
705,000	AAA	Series 2012-C, Class A2, 3.310% due 10/15/46(e)	730,770

		Total Student Loan	10,543,080

		TOTAL ASSET-BACKED SECURITIES (Cost — $14,627,287)	14,716,413

COLLATERALIZED MORTGAGE OBLIGATIONS — 14.4%
		Accredited Mortgage Loan Trust:
126,516	AAA	Series 2005-3, Class A1, 0.480% due 9/25/35(a)	120,979
2,800,000	B-	Series 2007-1, Class A4, 0.456% due 2/25/37(a)	1,309,266
127,227	AAA	ACE Securities Corp., Series 2004-SD1, Class A1, 0.726% due 11/25/33(a)	123,917
		Adjustable Rate Mortgage Trust:
2,517,658	CCC	Series 2005-10, Class 3A11, 5.126% due 1/25/36(a)(b)	2,256,932
3,200,000	CCC	Series 2005-10, Class 3A31, 5.126% due 1/25/36(a)(b)	2,887,909
158,803	CC	AFC Home Equity Loan Trust, Series 1999-2, Class 2A, 0.886% due 6/25/29(a)	71,272
942,175	CCC	American Home Mortgage Assets, Series 2006-1, Class 2A1, 0.426% due 5/25/46(a)(b)	549,880
880,000	AAA	Arkle Master Issuer PLC, Series 2010-2A, Class 1A1, 1.835% due 5/17/60(a)(e)	888,464
785,895	AAA	Asset Backed Funding Certificates, Series 2004-OPT5, Class A1, 0.586% due 6/25/34(a)(b)	603,395
		Asset Backed Securities Corp. Home Equity:
96,665	AAA	Series 2004-HE6, Class A1, 0.511% due 9/25/34(a)(b)	85,109
1,956,000	BBB-	Series 2005-HE5, Class M3, 0.716% due 6/25/35(a)	1,504,319
5,500,000	A-	Series 2006-HE3, Class A5, 0.506% due 3/25/36(a)	1,844,826
5,474,086	AA+	Avoca CLO I BV, Series III-X, Class A, 1.433% due 9/15/21(a)	6,539,161
		Banc of America Commercial Mortgage Inc.:
1,280,000	AAA	Series 2005-2, Class A5, 4.857% due 7/10/43(a)	1,403,655
855,000	A+	Series 2007-2, Class A4, 5.803% due 4/10/49(a)	996,825
		Banc of America Funding Corp.:
1,641	AAA	Series 2003-1, Class A1, 6.000% due 5/20/33	1,738
1,154,174	AAA	Series 2006-G, Class 2A3, 0.407% due 7/20/36(a)	1,163,619
		Banc of America Merrill Lynch Commercial Mortgage Inc.:
57,000	A	Series 2005-3, Class AM, 4.727% due 7/10/43	60,156
117,000	A+	Series 2006-1, Class AM, 5.421% due 9/10/45(a)	128,502
925,319	Aaa(d)	Series 2007-1, Class A3, 5.449% due 1/15/49	984,482
		Banc of America Mortgage Securities Inc.:
218,564	AAA	Series 2004-F, Class 1A1, 2.998% due 7/25/34(a)(b)	207,134
923,718	CCC	Series 2006-B, Class 4A1, 6.132% due 11/20/46(a)	812,980
231,074	AAA	Bayview Financial Acquisition Trust, Series 2004-A, Class A, 0.911% due 2/28/44(a)	225,555
		Bear Stearns Adjustable Rate Mortgage Trust:
21,855	AAA	Series 2002-11, Class 1A1, 5.657% due 2/25/33(a)(b)	22,107
386,580	AAA	Series 2005-2, Class A2, 3.078% due 3/25/35(a)(b)	389,075
324,896	CCC	Series 2005-4, Class 3A1, 2.981% due 8/25/35(a)(b)	280,800
857,135	D	Series 2007-3, Class 1A1, 3.117% due 5/25/47(a)(b)	616,425
		Bear Stearns ALT-A Trust:
412,650	B-	Series 2005-2, Class 2A4, 2.843% due 4/25/35(a)	317,782
325,575	AAA	Series 2005-4, Class 23A2, 2.889% due 5/25/35(a)(b)	299,998
455,732	CCC	Series 2005-7, Class 22A1, 3.003% due 9/25/35(a)(b)	345,612
		Bear Stearns Asset Backed Securities Trust:
1,369,789	AAA	Series 2005-TC2, Class A3, 0.606% due 8/25/35(a)	1,323,905

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
$633,954	CCC	Series 2007-HE7, Class 1A1, 1.236% due 10/25/37(a)(b)	$419,355
		Bear Stearns Commercial Mortgage Securities:
210,000	A-	Series 2005-PW10, Class AM, 5.449% due 12/11/40(a)	222,029
1,540,000	Aaa(d)	Series 2005-T20, Class A4A, 5.297% due 10/12/42(a)	1,730,195
192,036	AAA	Series 2007-PW17, Class A3, 5.736% due 6/11/50	198,278
32,376	B	Bear Stearns Second Lien Trust, Series 2007-SV1A, Class A1, 0.456% due 12/25/36(a)(b)(e)	32,147
916,585	BBB	Bear Stearns Structured Products Inc., Series 2007-EMX1, Class A1, 1.236% due 3/25/37(a)(e)	824,090
1,700,000	A+	Centex Home Equity, Series 2006-A, Class AV4, 0.486% due 6/25/36(a)	1,296,306
		Chase Funding Mortgage Loan Asset-Backed Certificates:
779	AAA	Series 2002-2, Class 2A1, 0.736% due 5/25/32(a)	712
1,001	AAA	Series 2002-3, Class 2A1, 0.876% due 8/25/32(a)	754
762,980	BBB	Chase Mortgage Finance Corp., Series 2007-A1, Class 5A1, 3.015% due 2/25/37(a)(b)	758,947
440,000	Aa3(d)	Commercial Mortgage Pass Through Certificates, Series 2006-C8, Class AM, 5.347% due 12/10/46	464,051
		Countrywide Alternative Loan Trust:
606,298	BB+	Series 2005-24, Class 4A1, 0.467% due 7/20/35(a)	414,118
408,553	CCC	Series 2005-27, Class 2A3, 1.708% due 8/25/35(a)	275,408
734,834	CCC	Series 2005-59, Class 1A1, 0.567% due 11/20/35(a)	457,356
1,080,117	CCC	Series 2006-OA17, Class 1A1A, 0.432% due 12/20/46(a)(b)	619,208
484,893	CCC	Series 2006-OA21, Class A1, 0.427% due 3/20/47(a)	267,554
998,151	D	Series 2006-OA9, Class 2A1A, 0.447% due 7/20/46(a)(b)	447,748
		Countrywide Asset-Backed Certificates:
1,582	B-	Series 2001-BC3, Class A, 0.716% due 12/25/31(a)	923
5,025	AAA	Series 2002-3, Class 1A1, 0.976% due 5/25/32(a)	4,124
12,759	AAA	Series 2003-BC2, Class 2A1, 0.836% due 6/25/33(a)	11,491
27,612	AAA	Series 2004-SD4, Class A1, 0.616% due 12/25/34(a)(e)	26,569
41,034	BBB	Series 2005-4, Class AF3, 4.456% due 10/25/35(a)	41,252
626,925	CCC	Series 2006-SD3, Class A1, 0.566% due 7/25/36(a)(e)	343,577
659,404	AA-	Series 2007-13, Class 2A2, 1.036% due 10/25/47(a)	481,776
261,781	AA-	Series 2007-8, Class 2A1, 0.296% due 11/25/37(a)	258,687
		Countrywide Home Loan Mortgage Pass Through Trust:
61,309	CCC	Series 2004-R2, Class 1AF1, 0.656% due 11/25/34(a)(e)	51,029
282,019	CC	Series 2005-11, Class 3A3, 2.893% due 4/25/35(a)	148,872
187,474	CCC	Series 2005-11, Class 6A1, 0.536% due 3/25/35(a)	126,928
503,780	CC	Series 2005-R1, Class 1AF1, 0.596% due 3/25/35(a)(e)	414,917
		Credit Suisse First Boston Mortgage Securities Corp.:
731,094	AAA	Series 2004-AR7, Class 2A1, 3.025% due 11/25/34(a)	737,800
523,880	D	Series 2005-10, Class 5A6, 5.500% due 11/25/35	442,757
972,236	B+	Series 2005-6, Class 8A1, 4.500% due 7/25/20	1,005,494
2,800,000	Aaa(d)	Series 2010-UD1, Class A, 5.930% due 12/18/49(a)(b)(e)	3,159,604
		Credit Suisse Mortgage Capital Certificates:
70,000	AAA	Series 2006-C1, Class A4, 5.591% due 2/15/39(a)	79,609
975,000	A+	Series 2006-C5, Class A3, 5.311% due 12/15/39	1,105,145
771,058	Aaa(d)	Series 2007-C1, Class AAB, 5.336% due 2/15/40	808,421
325,954	AAA	Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB4, Class A5, step bond to yield, 6.280% due 5/25/35(b)	289,393
560,000	Aaa(d)	DBRR Trust, Series 2011-LC2, Class A4A, 4.537% due 7/12/44(a)(e)	651,336
178,276	CCC	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2B, 0.637% due 11/19/44(a)	101,283
		EMC Mortgage Loan Trust:
5,781	BB(f)	Series 2002-B, Class A1, 0.886% due 2/25/41(a)(e)	4,878
30,750	BBB-	Series 2003-A, Class A1, 0.786% due 8/25/40(a)(e)	25,881
1,164,871	A	Equifirst Mortgage Loan Trust, Series 2003-2, Class M2, 1.936% due 9/25/33(a)	1,024,365
		Extended Stay America Trust:
755,000	A	Series 2010-ESHA, Class C, 4.860% due 11/5/27(e)	767,213
555,000	BBB	Series 2010-ESHA, Class D, 5.498% due 11/5/27(e)	564,969
390,184	AA+	Federal Home Loan Bank (FHLB), Series 9W-2012, Class 1, 4.770% due 9/20/12	413,108

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
		Federal Home Loan Mortgage Corp. (FHLMC):
$8,053	NR	Series 1865, Class DA, 26.318% due 2/15/24(a)	$12,619
99,718	NR	Series 4063, Class S, 5.711% due 6/15/42(a)	22,571
782,339	NR	Series T-61, Class 1A1, 1.521% due 7/25/44(a)(b)	796,752
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
109,461	AAA(f)	Series 2808, Class FT, 0.590% due 4/15/33(a)	109,600
164,918	NR	Series 3062, Class MC, 5.250% due 3/15/35	169,692
3,663,160	NR	Series 3349, Class AS, 6.261% due 7/15/37(a)	629,246
985,674	NR	Series 3451, Class SB, 5.791% due 5/15/38(a)	104,757
511,744	NR	Series 3621, Class SB, 5.991% due 1/15/40(a)	70,288
7,923,964	NR	Series 3866, Class SA, 5.711% due 5/15/41(a)	930,972
1,292,688	NR	Series 4057, Class SA, 5.811% due 4/15/39(a)	297,585
436,090	NR	Series R007, Class ZA, 6.000% due 5/15/36	512,286
		Federal National Mortgage Association (FNMA):
37,148	NR	Series 2000-34, Class F, 0.686% due 10/25/30(a)(b)	37,350
180,890	NR	Series 2000-T6, Class A3, 3.759% due 1/25/28(a)	192,495
59,685	NR	Series 2002-T6, Class A1, 3.310% due 2/25/32	61,916
34,561	NR	Series 2004-88, Class HA, 6.500% due 7/25/34	37,017
		Federal National Mortgage Association (FNMA), Interest Strip:
571,902	NR	Series 409, Class C13, 3.500% due 11/25/41	77,414
1,151,880	NR	Series 409, Class C18, 4.000% due 4/25/42	167,860
280,468	NR	Series 409, Class C22, 4.500% due 11/25/39	38,809
		Federal National Mortgage Association (FNMA), REMICS:
93,862	NR	Series 2002-34, Class FE, 0.637% due 5/18/32(a)(b)	94,410
185,351	NR	Series 2004-38, Class FK, 0.586% due 5/25/34(a)	185,971
1,260,110	NR	Series 2005-117, Class LC, 5.500% due 11/25/35	1,380,837
495,920	NR	Series 2005-27, Class ND, 5.500% due 3/25/32	508,869
211,533	NR	Series 2005-64, Class EA, 5.250% due 6/25/32	218,524
111,994	NR	Series 2005-69, Class LE, 5.500% due 11/25/33	115,523
3,968,467	NR	Series 2006-27, Class SH, 6.465% due 4/25/36(a)	668,627
3,911,144	NR	Series 2006-51, Class SP, 6.415% due 3/25/36(a)	568,540
2,718,602	NR	Series 2007-68, Class SC, 6.465% due 7/25/37(a)	403,601
4,679,509	NR	Series 2008-18, Class SM, 6.765% due 3/25/38(a)	795,710
1,112,405	NR	Series 2009-101, Class NS, 5.925% due 12/25/39(a)	133,928
425,910	NR	Series 2010-118, Class YB, 6.265% due 10/25/40(a)	60,727
800,715	NR	Series 2010-142, Class SM, 6.295% due 12/25/40(a)	117,495
1,802,739	NR	Series 2010-27, Class SG, 4.765% due 4/25/40(a)	181,127
555,000	NR	Series 2011-52, Class GB, 5.000% due 6/25/41	640,743
1,304,807	NR	Series 2011-87, Class SJ, 5.715% due 9/25/41(a)	184,079
1,029,057	NR	Series 2011-90, Class QI, 5.000% due 5/25/34	143,358
719,195	NR	Series 2011-96, Class BS, 6.195% due 5/25/41(a)	147,934
780,000	NR	Series 2011-99, Class DB, 5.000% due 10/25/41	905,738
1,500,000	NR	Series 2012-25, Class B, 6.500% due 3/25/42	1,786,963
1,900,000	NR	Series 2012-35, Class MB, 5.500% due 4/25/42	2,163,879
900,000	NR	Series 2012-46, Class BA, 6.000% due 5/25/42	1,024,914
1,400,000	NR	Series 2012-51, Class B, 7.000% due 5/25/42	1,676,124
495,313	NR	Series 2012-63, Class DS, 6.315% due 3/25/39(a)	98,638
600,000	NR	Series 2012-74, Class SA, 6.415% due 3/25/42(a)	125,450
100,000	NR	Series 2012-75, Class AO, 0.000% due 3/25/42(g)	87,279
600,000	NR	Series 2012-75, Class AS, 6.415% due 3/25/42(a)	125,452
2,250,000	NR	Series 2012-76, Class AC, 6.500% due 7/25/42	2,629,653
5,643,538	NR	Series 2012-84, Class KS, 5.765% due 8/25/42(a)	738,088
		FHLMC Multifamily Structured Pass Through Certificates:
3,016,698	NR	Series K006, Class AX1, 1.220% due 1/25/20(a)	181,427
2,254,406	NR	Series K007, Class X1, 1.403% due 4/25/20(a)	154,258
1,825,831	NR	Series K008, Class X1, 1.835% due 6/25/20(a)	174,409
932,415	NR	Series K009, Class X1, 1.676% due 8/25/20(a)	78,401
970,253	NR	Series K014, Class X1, 1.447% due 4/25/21(a)	81,914

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
$1,141,192	AAA(f)	Series K016, Class X1, 1.740% due 10/25/21(a)	$124,882
747,374	AAA(f)	Series K017, Class X1, 1.607% due 12/25/21(a)	75,226
4,346,501	NR	Series K702, Class X1, 1.726% due 2/25/18(a)	310,623
4,000,000	CCC	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF13, Class A2D, 0.476% due 10/25/36(a)	1,894,010
1,075,000	AAA	Ford Credit Floorplan Master Owner Trust, Series 2011-2, Class A1, 1.320% due 9/15/15	1,084,758
380,000	BBB(f)	FREMF Mortgage Trust, Series 2012-K709, Class C, 3.872% due 4/25/45(a)(e)	344,534
535,000	BBB+	GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4, 5.543% due 12/10/49	601,512
120,000	AAA	GMAC Commercial Mortgage Securities Inc., Series 2006-C1, Class A4, 5.238% due 11/10/45(a)	133,067
913,139	BBB+	GMAC Mortgage Corp. Loan Trust, Series 2004-VF1, Class A1, 0.986% due 2/25/31(a)(e)	810,751
		Government National Mortgage Association (GNMA):
75,800	NR	Series 2000-35, Class F, 0.789% due 12/16/25(a)(b)	76,592
66,623	NR	Series 2002-21, Class FV, 0.639% due 3/16/32(a)(b)	67,198
5,090,422	NR	Series 2008-51, Class GS, 5.992% due 6/16/38(a)	885,154
587,155	NR	Series 2009-106, Class SU, 5.963% due 5/20/37(a)	91,087
167,867	NR	Series 2010-107, Class SG, 5.913% due 2/20/38(a)	24,486
559,509	NR	Series 2010-113, Class BS, 5.763% due 9/20/40(a)	86,933
488,754	NR	Series 2010-121, Class SE, 5.763% due 9/20/40(a)	75,702
744,334	NR	Series 2010-3, Class MS, 6.313% due 11/20/38(a)	110,874
202,375	NR	Series 2010-31, Class GS, 6.263% due 3/20/39(a)	28,417
1,475,192	NR	Series 2010-35, Class AS, 5.513% due 3/20/40(a)	224,184
149,964	NR	Series 2010-37, Class SG, 5.463% due 3/20/40(a)	23,363
495,140	NR	Series 2010-85, Class HS, 6.413% due 1/20/40(a)	80,515
462,289	NR	Series 2010-93, Class PS, 6.463% due 6/20/35(a)	51,739
293,529	NR	Series 2011-11, Class SA, 5.763% due 1/20/41(a)	43,537
67,961	NR	Series 2011-32, Class S, 5.762% due 3/16/41(a)	8,926
225,846	NR	Series 2011-32, Class SD, 5.763% due 3/20/41(a)	35,277
763,870	NR	Series 2011-40, Class SA, 5.892% due 2/16/36(a)	95,102
314,276	NR	Series 2011-70, Class BS, 6.462% due 12/16/36(a)	40,706
868,651	A	Granite Mortgages PLC, Series 2004-3, Class 3A2, 1.298% due 9/20/44(a)	1,349,745
		Greenwich Capital Commercial Funding Corp.:
340,000	A-	Series 2006-GG7, Class A4, 6.070% due 7/10/38(a)	393,858
90,000	BB+	Series 2006-GG7, Class AM, 6.070% due 7/10/38(a)	95,883
		GS Mortgage Securities Corp. II:
825,000	AA-	Series 2005-GG4, Class A4, 4.761% due 7/10/39	889,312
1,925,000	Aaa(d)	Series 2011-GC5, Class A4, 3.707% due 8/10/44	2,116,565
188,471	CCC	GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF, 0.586% due 9/25/35(a)(e)	153,172
271,664	AAA	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 2.645% due 9/25/35(a)(b)	273,560
		Harborview Mortgage Loan Trust:
787,150	BBB+	Series 2004-5, Class 2A6, 2.644% due 6/19/34(a)	761,022
232,566	D	Series 2006-2, Class 1A, 3.010% due 2/25/36(a)	142,876
		Home Equity Asset Trust:
233,848	BBB+	Series 2007-1, Class 2A1, 0.296% due 5/25/37(a)	230,740
44,386	BBB	Series 2007-2, Class 2A1, 0.346% due 7/25/37(a)	43,727
234,725	AAA	HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 2A3, 0.426% due 12/25/35(a)	223,302
5,009	AA+	Impac CMB Trust, Series 2003-1, Class 1A1, 1.036% due 3/25/33(a)	4,444
224,727	CCC	Indymac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 5.493% due 11/25/37(a)	190,505
		Indymac Index Mortgage Loan Trust:
109,139	B-	Series 2004-AR15, Class 1A1, 2.710% due 2/25/35(a)	87,946
143,714	CCC	Series 2005-AR15, Class A2, 4.806% due 9/25/35(a)	114,871
1,137,203	D	Series 2007-AR5, Class 1A1, 3.145% due 5/25/37(a)	554,497
1,421,508	CCC	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A3, 0.396% due 8/25/36(a)	449,846
		JP Morgan Chase Commercial Mortgage Securities Corp.:
541,625	AAA	Series 2003-C1, Class A2, 4.985% due 1/12/37	546,504
649,952	Aaa(d)	Series 2003-ML1A, Class A2, 4.767% due 3/12/39	655,312
101,000	BBB+	Series 2006-LDP8, Class AM, 5.440% due 5/15/45	111,676
65,000	A-	Series 2006-LDP9, Class A3, 5.336% due 5/15/47	73,869
390,000	BBB-	Series 2007-CB20, Class AM, 6.088% due 2/12/51(a)	426,123

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
$3,247,254	Aaa(d)	Series 2012-CBX, Class XA, 2.237% due 6/16/45(a)	$383,986
123,770	B	JP Morgan Mortgage Acquisition Corp., Series 2007-CH1, Class AF2, step bond to yield, 5.453% due 11/25/36	123,494
		JP Morgan Mortgage Trust:
141,207	AAA	Series 2005-A1, Class 6T1, 5.012% due 2/25/35(a)(b)	144,141
44,368	Caa1(d)	Series 2006-S2, Class 2A2, 5.875% due 6/25/21	43,540
		LB-UBS Commercial Mortgage Trust:
40,000	AAA	Series 2006-C1, Class A4, 5.156% due 2/15/31	44,871
30,000	AAA	Series 2006-C6, Class A4, 5.372% due 9/15/39	34,734
360,000	BBB+	Series 2006-C7, Class AM, 5.378% due 11/15/38	369,914
		Lehman XS Trust:
255,319	B	Series 2005-5N, Class 1A1, 0.536% due 11/25/35(a)	184,717
212,785	D	Series 2005-7N, Class 1A1B, 0.536% due 12/25/35(a)	66,072
6,811,448	D	Series 2007-12N, Class 1A3A, 0.436% due 7/25/47(a)	2,123,663
2,530,956	CCC	Series 2007-16N, Class 2A2, 1.086% due 9/25/47(a)	1,701,563
		MASTR Adjustable Rate Mortgages Trust:
1,900,000	AAA	Series 2004-13, Class 3A7, 2.623% due 11/21/34(a)	1,922,098
122,211	AAA	Series 2004-4, Class 4A1, 2.749% due 5/25/34(a)(b)	114,296
1,084,434	AAA	MASTR Seasoned Securities Trust, Series 2005-1, Class 4A1, 2.510% due 10/25/32(a)	1,101,177
510,000	CCC	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4, 0.486% due 7/25/37(a)	237,543
		Merrill Lynch Mortgage Investors Inc.:
155,988	AA+	Series 2004-A3, Class 4A3, 4.979% due 5/25/34(a)	159,125
2,150,000	AAA	Series 2006-FF1, Class A2C, 0.436% due 8/25/36(a)	1,987,482
		Merrill Lynch Mortgage Trust:
860,000	Aaa(d)	Series 2004-KEY2, Class A4, 4.864% due 8/12/39(a)	929,334
670,000	AAA	Series 2006-C1, Class A4, 5.847% due 5/12/39(a)	770,176
260,000	Aa3(d)	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485% due 3/12/51(a)	290,396
800,872	AAA	Mid-State Trust, Series 2004-1, Class A, 6.005% due 8/15/37	852,923
73,027	B1(d)	MLCC Mortgage Investors Inc., Series 2005-1, Class 2A1, 2.499% due 4/25/35(a)	69,882
		Morgan Stanley Capital I:
1,394,466	Aaa(d)	Series 2003-IQ4, Class A2, 4.070% due 5/15/40	1,414,554
337,683	AAA	Series 2004-SD3, Class A, 0.696% due 6/25/34(a)(e)	302,130
480,000	BBB	Series 2007-HQ12, Class A5, 5.771% due 4/12/49(a)	535,670
200,000	BBB+	Series 2007-IQ14, Class A4, 5.692% due 4/15/49(a)	226,519
509,037	AAA	Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A2, 2.825% due 10/25/34(a)	483,507
2,500,000	B-	Nationstar Home Equity Loan Trust, Series 2007-A, Class AV4, 0.466% due 3/25/37(a)	1,307,721
2,130,000	AA+	New Century Home Equity Loan Trust, Series 2005-3, Class M1, 0.716% due 7/25/35(a)	2,034,873
		Opteum Mortgage Acceptance Corp.:
2,017,687	AAA	Series 2005-3, Class APT, 0.526% due 7/25/35(a)	1,837,086
1,079,751	CCC	Series 2006-2, Class A1C, 0.506% due 7/25/36(a)	564,863
		Option One Mortgage Loan Trust:
2,662	AAA	Series 2002-6, Class A2, 1.036% due 11/25/32(a)	2,250
14,141	AAA	Series 2003-1, Class A2, 1.076% due 2/25/33(a)	11,674
555,487	AAA	Park Place Securities Inc., Series 2005-WHQ2, Class A2D, 0.566% due 5/25/35(a)	546,522
		Permanent Master Issuer PLC:
1,000,000	AAA	Series 2011-1A, Class 1A1, 1.835% due 7/15/42(a)(b)(e)	1,012,827
1,900,000	AAA	Series 2011-1A, Class 1A3, 1.797% due 7/15/42(a)(e)	2,421,151
549,121	AAA	Plymouth Rock CLO Ltd., Inc., Series 2010-1A, Class A, 1.937% due 2/16/19(a)(b)(e)	548,768
		Popular ABS Mortgage Pass-Through Trust:
955,806	AAA	Series 2005-3, Class AF6, step bond to yield, 4.759% due 7/25/35	968,582
2,787,000	AA+	Series 2006-C, Class A4, 0.486% due 7/25/36(a)	1,687,012
		Prime Mortgage Trust:
451,840	CCC	Series 2006-DR1, Class 1A1, 5.500% due 5/25/35(e)	439,114
191,731	CCC	Series 2006-DR1, Class 1A2, 6.000% due 5/25/35(e)	188,481
1,752,938	CCC	Series 2006-DR1, Class 2A1, 5.500% due 5/25/35(e)	1,661,915
18,756	AAA	Public Service New Hampshire Funding LLC, Series 2001-1, Class A3, 6.480% due 5/1/15	19,131

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
		Residential Accredit Loans Inc.:
$139,970	AAA	Series 2005-QA1, Class A1, 0.536% due 1/25/35(a)(b)	$121,624
1,451,445	CCC	Series 2007-QS8, Class A10, 6.000% due 6/25/37	1,051,285
		Residential Asset Mortgage Products Inc.:
5,979	B-	Series 2003-RS4, Class AIIB, 0.896% due 5/25/33(a)	4,676
1,247,258	AAA	Series 2003-RS9, Class AI6A, step bond to yield, 6.110% due 10/25/33	1,223,305
536,064	AAA	Series 2004-RZ1, Class AI7, 4.030% due 1/25/33(a)	538,435
142,493	CCC	Series 2004-SL4, Class A5, 7.500% due 7/25/32	135,410
223,273	D	SACO I Inc., Series 2006-7, Class A1, 0.496% due 7/25/36(a)	123,035
		Small Business Administration Participation Certificates:
102,765	NR	Series 1993-20K, Class 1, 6.150% due 11/1/13(b)	105,220
57,158	NR	Series 1995-20J, Class 1, 6.850% due 10/1/15(b)	59,924
108,334	NR	Series 1995-20K, Class 1, 6.650% due 11/1/15(b)	113,678
89,586	NR	Series 1996-20G, Class 1, 7.700% due 7/1/16(b)	95,954
458,282	NR	Series 1999-20L, Class 1, 7.190% due 12/1/19(b)	512,959
342,009	NR	Series 2000-20A, Class 1, 7.590% due 1/1/20(b)	388,130
765,666	NR	Series 2002-20K, Class 1, 5.080% due 11/1/22(b)	849,692
184,761	BBB+	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 2.796% due 11/25/34(a)	154,520
551,822	AAA	Structured Asset Investment Loan Trust, Series 2004-BNC1, Class A2, 1.236% due 9/25/34(a)	482,199
390,348	AAA	Structured Asset Mortgage Investments Inc., Series 2005-AR5, Class A3, 0.487% due 7/19/35(a)(b)	367,958
		Structured Asset Securities Corp.:
5,423	A-	Series 2002-14A, Class 2A1, 2.459% due 7/25/32(a)(b)	5,365
178,075	AAA	Series 2003-AL1, Class A, 3.357% due 4/25/31(e)	173,767
273,941	CC	Series 2005-RF3, Class 1A, 0.586% due 6/25/35(a)(e)	221,303
910,733	BB	Series 2007-BC4, Class A3, 0.486% due 11/25/37(a)	847,502
150,960	NR	U.S. Small Business Administration, Series 2005-P10A, Class 1, 4.638% due 2/10/15	160,152
827,353	AAA	Vanderbilt Mortgage Finance, Series 2001-A, Class A4, 7.235% due 6/7/28(a)	858,287
300,000	AA+	Venture CDO Ltd., Series 2007-8A, Class A2A, 0.673% due 7/22/21(a)(b)(e)	285,019
30,000	AA	Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3, 5.765% due 7/15/45(a)	34,432
		WaMu Mortgage Pass Through Certificates:
40,884	AA	Series 2004-AR11, Class A, 2.449% due 10/25/34(a)	40,846
159,659	AAA	Series 2004-AR12, Class A2A, 0.578% due 10/25/44(a)	139,625
444,770	AAA	Series 2005-AR11, Class A1A, 0.556% due 8/25/45(a)	399,424
1,144,269	AAA	Series 2005-AR13, Class A1A1, 0.526% due 10/25/45(a)(b)	1,000,697
443,283	B+	Series 2005-AR15, Class A1A2, 0.516% due 11/25/45(a)	357,787
416,804	AAA	Series 2005-AR19, Class A1A2, 0.526% due 12/25/45(a)	358,728
1,000,000	B-	Series 2005-AR4, Class A5, 2.514% due 4/25/35(a)	875,941
2,875,935	AAA	Series 2006-AR1, Class 2A1A, 1.218% due 1/25/46(a)	2,589,667
1,096,334	B	Series 2006-AR13, Class 2A, 2.616% due 10/25/46(a)(b)	922,152
610,203	CCC	Series 2007-HY4, Class 4A1, 2.482% due 9/25/36(a)	470,774
950,350	CCC	Series 2007-OA2, Class 1A, 0.848% due 3/25/47(a)(b)	624,670
1,255,391	D	Series 2007-OA2, Class 2A, 0.847% due 1/25/47(a)	582,305
1,191,798	CCC	Series 2007-OA5, Class 1A, 0.898% due 6/25/47(a)	875,223
2,120,353	AA	Washington Mutual Inc., Series 2006-AR3, Class A1A, 1.148% due 2/25/46(a)	1,798,411
2,184,000	B-	Wells Fargo Home Equity Trust, Series 2006-3, Class A3, 0.446% due 1/25/37(a)	849,109
		Wells Fargo Mortgage Backed Securities Trust:
1,770,918	Caa1(d)	Series 2006-12, Class A3, 6.000% due 10/25/36(b)	1,685,412
538,743	CCC	Series 2006-AR2, Class 2A1, 2.617% due 3/25/36(a)(b)	510,146
133,488	Caa2(d)	Series 2006-AR7, Class 2A4, 2.623% due 5/25/36(a)(b)	109,573
		WF-RBS Commercial Mortgage Trust:
795,000	Aaa(d)	Series 2011-C2, Class A2, 3.791% due 2/15/44(e)	864,886
1,035,000	Aaa(d)	Series 2011-C5, Class A4, 3.667% due 11/15/44	1,131,247
2,055,305	Aaa(d)	Series 2012-C7, Class XA, 1.768% due 6/15/45(a)(e)	226,897

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $152,787,628)	147,252,593

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
CORPORATE BONDS & NOTES — 26.3%
Aerospace & Defense — 0.2%
$300,000	A	Goodrich Corp., Senior Unsecured Notes, 6.290% due 7/1/16(b)	$353,901
		United Technologies Corp., Senior Unsecured Notes:
830,000	A	3.100% due 6/1/22	884,843
445,000	A	4.500% due 6/1/42	507,799

		Total Aerospace & Defense	1,746,543

Airlines — 0.5%
		Continental Airlines Inc., Pass Thru Certificates:
243,917	BBB+	6.648% due 9/15/17	257,332
393,676	BBB+	7.256% due 3/15/20	425,170
1,213,865	A-	Delta Air Lines 2009-1 Class A Pass Through Trust, Pass Thru Certificates, 7.750% due 12/17/19	1,386,841
706,878	BBB-	JetBlue Airways 2004-2 G-1 Pass Through Trust, Pass Thru Certificates, 0.810% due 8/15/16(a)	665,856
625,000	BB+	JetBlue Airways 2004-2 G-2 Pass Through Trust, Pass Thru Certificates, 0.885% due 11/15/16(a)	540,625
355,003	A-	Northwest Airlines Inc., Pass Thru Certificates, 7.041% due 4/1/22	395,608
87,707	BBB+	UAL 2009-2A Pass Through Trust, Pass Thru Certificates, 9.750% due 1/15/17	100,424
946,456	BBB+	United Air Lines Inc., Pass Thru Certificates, 10.400% due 11/1/16	1,090,791

		Total Airlines	4,862,647

Automobiles — 0.4%
		Daimler Finance North America LLC, Company Guaranteed Notes:
1,030,000	A-	1.875% due 9/15/14(e)	1,044,841
540,000	A-	2.625% due 9/15/16(e)	562,329
		Volkswagen International Finance NV, Company Guaranteed Notes:
1,600,000	A-	0.911% due 10/1/12(a)(b)(e)	1,600,000
1,200,000	A-	1.071% due 4/1/14(a)(b)(e)	1,201,498

		Total Automobiles	4,408,668

Beverages — 0.8%
		Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
300,000	A	5.375% due 1/15/20	366,953
620,000	A	5.000% due 4/15/20	746,435
585,000	A	2.500% due 7/15/22	595,415
260,000	A	3.750% due 7/15/42	267,477
545,000	A-	Coca-Cola Femsa SAB de CV, Senior Unsecured Notes, 4.625% due 2/15/20	621,478
403,000	A-	Diageo Capital PLC, Company Guaranteed Notes, 4.828% due 7/15/20	474,043
200,000	A-	Diageo Investment Corp., Company Guaranteed Notes, 2.875% due 5/11/22	208,740
2,400,000	BBB+	Foster’s Finance Corp., Company Guaranteed Notes, 4.875% due 10/1/14(e)(h)	2,582,544
50,000	BBB-	Molson Coors Brewing Co., Company Guaranteed Notes, 3.500% due 5/1/22	53,085
		PepsiCo Inc., Senior Unsecured Notes:
490,000	A-	0.700% due 8/13/15	491,595
310,000	A-	7.900% due 11/1/18	420,501
		Pernod-Ricard SA, Senior Unsecured Notes:
200,000	BBB-	2.950% due 1/15/17(e)	208,648
390,000	BBB-	4.450% due 1/15/22(e)	421,372
325,000	BBB+	SABMiller Holdings Inc., Company Guaranteed Notes, 3.750% due 1/15/22(e)	353,130

		Total Beverages	7,811,416

Biotechnology — 0.1%
330,000	A+	Amgen Inc., Senior Unsecured Notes, 5.375% due 5/15/43	374,902
625,000	BBB	Life Technologies Corp., Senior Unsecured Notes, 4.400% due 3/1/15	664,680

		Total Biotechnology	1,039,582

Building Products — 0.1%
1,400,000	BB-	PulteGroup Inc., Company Guaranteed Notes, 6.250% due 2/15/13(b)	1,433,250

Capital Markets — 1.6%
450,000	BB+	Goldman Sachs Capital II, Limited Guaranteed Notes, 4.000% due 6/1/43(a)	328,775
See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
Capital Markets — 1.6%—(continued)
		Goldman Sachs Group Inc. (The):
$630,000	A-	Senior Notes, 6.250% due 2/1/41	$706,104
		Senior Unsecured Notes:
10,000	A-	5.450% due 11/1/12	10,074
15,000	A-	4.750% due 7/15/13	15,481
80,000	A-	5.250% due 10/15/13	83,535
1,285,000	A-	6.000% due 5/1/14	1,372,397
1,000,000	A-	5.750% due 10/1/16(b)	1,119,601
3,400,000	A-	6.250% due 9/1/17(b)	3,906,324
950,000	A-	6.150% due 4/1/18	1,081,462
355,000	A-	7.500% due 2/15/19	426,339
1,000,000	A-	6.000% due 6/15/20	1,120,596
300,000	A-	5.250% due 7/27/21	319,560
365,000	A-	5.750% due 1/24/22	403,503
650,000	NR	Lehman Brothers Holdings Inc., , 6.750% due 12/28/17(h)(i)(j)	0
		Merrill Lynch & Co., Inc., Senior Unsecured Notes:
850,000	Baa2(d)	8.950% due 5/18/17(a)	968,566
1,584,000	Baa2(d)	9.570% due 6/6/17(a)	1,834,486
2,600,000	A-	6.875% due 4/25/18(b)	3,036,345

		Total Capital Markets	16,733,148

Chemicals — 0.1%
280,000	BBB	Dow Chemical Co. (The), Senior Unsecured Notes, 4.125% due 11/15/21	307,145
160,000	BBB+	Ecolab Inc., Senior Unsecured Notes, 4.350% due 12/8/21	182,374
200,000	BB+	LyondellBasell Industries NV, Senior Unsecured Notes, 6.000% due 11/15/21	229,000
60,000	A-	Potash Corp. of Saskatchewan Inc., Senior Unsecured Notes, 4.875% due 3/30/20	70,277
190,000	BBB+	PPG Industries Inc., Senior Unsecured Notes, 6.650% due 3/15/18	234,193

		Total Chemicals	1,022,989

Commercial Banks — 5.8%
1,400,000	A	Abbey National Treasury Services PLC, Bank Guaranteed Notes, 3.875% due 11/10/14(e)	1,410,531
200,000	B+	Ally Financial Inc., Company Guaranteed Notes, 8.000% due 3/15/20(b)	235,000
200,000	AA-	ANZ National International Ltd., Bank Guaranteed Notes, 1.850% due 10/15/15(e)	201,821
		Bank of America Corp., Senior Unsecured Notes:
380,000	A-	7.375% due 5/15/14	414,840
1,300,000	A-	4.500% due 4/1/15(b)	1,383,747
810,000	A-	6.500% due 8/1/16	924,523
1,500,000	A-	5.625% due 10/14/16	1,668,702
290,000	A-	3.875% due 3/22/17	305,864
5,340,000	A-	5.650% due 5/1/18(b)	5,973,009
770,000	A-	5.000% due 5/13/21	829,093
300,000	A-	Bank of America NA, Subordinated Notes, 6.100% due 6/15/17	333,157
		Bank of Nova Scotia, Covered Notes:
1,000,000	Aaa(d)	2.150% due 8/3/16(e)	1,051,688
880,000	Aaa(d)	1.950% due 1/30/17(e)	919,811
985,000	Aaa(d)	1.750% due 3/22/17(e)	1,020,689
		Barclays Bank PLC:
		Senior Unsecured Notes:
1,200,000	A+	5.200% due 7/10/14	1,272,468
480,000	A+	5.125% due 1/8/20	519,193
3,700,000	BBB+	Subordinated Notes, 6.050% due 12/4/17(e)(h)	3,923,129
390,000	BBB+	BBVA US Senior SAU, Bank Guaranteed Notes, 3.250% due 5/16/14	386,731
		Capital One Financial Corp., Senior Unsecured Notes:
700,000	BBB	7.375% due 5/23/14	773,179
405,000	BBB	2.150% due 3/23/15	415,054
655,000	BBB	6.750% due 9/15/17	801,594
750,000	BBB	Chase Capital II, Limited Guaranteed Notes, 0.945% due 2/1/27(a)	564,772
1,000,000	BBB	Chase Capital III, Limited Guaranteed Notes, 0.968% due 3/1/27(a)	752,643

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
Commercial Banks — 5.8%—(continued)
$210,000	AA-	Commonwealth Bank of Australia, Senior Unsecured Notes, 5.000% due 10/15/19(e)	$238,242
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA:
40,000	AA	Bank Guaranteed Notes, 3.375% due 1/19/17	42,357
400,000	A	Junior Subordinated Notes, 11.000% due 12/29/49(a)(e)	520,854
660,000	BBB-	Credit Agricole SA, Junior Subordinated Notes, 9.750% due 6/29/49	655,050
		Credit Suisse AG:
		Covered Notes:
910,000	Aaa(d)	1.625% due 3/6/15(e)	924,191
1,095,000	Aaa(d)	2.600% due 5/27/16(e)	1,153,503
300,000	BBB+	Subordinated Notes, 5.400% due 1/14/20	323,407
1,080,000	BB+	Eksportfinans ASA, Senior Unsecured Notes, 5.500% due 6/26/17	1,097,613
3,000,000	NR	Export-Import Bank of Korea, Senior Unsecured Notes, 1.401% due 7/26/13(e)(h)(i)	2,999,407
1,300,000	BB+	HBOS PLC, Subordinated Notes, 6.750% due 5/21/18(e)	1,284,078
		HSBC Bank USA NA, Subordinated Notes:
1,600,000	A	6.000% due 8/9/17(b)	1,829,150
4,100,000	A	4.875% due 8/24/20(b)	4,360,748
250,000	A+	HSBC Holdings PLC, Senior Unsecured Notes, 5.100% due 4/5/21	288,083
		ING Bank NV:
200,000	AAA	Government Liquid Guaranteed Notes, 3.900% due 3/19/14(b)(e)	209,723
770,000	A+	Unsecured Notes, 3.750% due 3/7/17(e)	798,875
690,000	NR	Landsbanki Islands, Senior Unsecured Notes, 6.100% due 8/25/13(e)(h)(j)	37,950
		Lloyds TSB Bank PLC:
400,000	BBB-	Bank Guaranteed Notes, 6.500% due 9/14/20(e)	411,121
600,000	A	Company Guaranteed Notes, 4.200% due 3/28/17	637,033
2,800,000	BB+	Junior Subordinated Notes, 12.000% due 12/29/49(a)(b)(e)	3,086,124
1,500,000	A-	National City Bank, Subordinated Notes, 0.838% due 6/7/17(a)	1,418,179
510,000	A	Nordea Bank AB, Subordinated Notes, 4.875% due 5/13/21(e)	543,718
530,000	AA-	Royal Bank of Canada, Senior Unsecured Notes, 1.450% due 10/30/14	540,489
		Royal Bank of Scotland Group PLC:
1,060,000	BB	Junior Subordinated Notes, 7.648% due 8/29/49(a)(b)	1,007,000
300,000	A-	Senior Unsecured Notes, 6.400% due 10/21/19	330,696
860,000	A	Royal Bank of Scotland PLC (The), Bank Guaranteed Notes, 3.950% due 9/21/15	903,313
200,000	A-	Santander U.S. Debt SA Unipersonal, Bank Guaranteed Notes, 3.724% due 1/20/15(e)	192,850
740,000	AAA	Swedbank Hypotek AB, Covered Notes, 2.950% due 3/28/16(e)	788,695
		UBS AG/Stamford CT:
460,000	A	Notes, 3.875% due 1/15/15	485,017
2,600,000	A	Senior Unsecured Notes, 5.750% due 4/25/18(b)	3,010,309
650,000	BBB+	Wachovia Capital Trust III, Limited Guaranteed Notes, 5.570% due 3/29/49(a)	644,312
280,000	A	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	301,360
		Wells Fargo & Co.:
		Senior Unsecured Notes:
640,000	A+	2.100% due 5/8/17	661,629
500,000	A+	3.500% due 3/8/22	533,900
10,000	A	Subordinated Notes, 5.000% due 11/15/14	10,796
400,000	BBB+	Wells Fargo Capital X, Limited Guaranteed Notes, 5.950% due 12/15/36	410,000
480,000	AA-	Westpac Banking Corp., Senior Unsecured Notes, 4.875% due 11/19/19	542,303

		Total Commercial Banks	59,303,313

Commercial Services & Supplies — 0.0%
70,000	BBB	Waste Management Inc., Company Guaranteed Notes, 7.375% due 5/15/29	94,216

Communications Equipment — 0.1%
484,000	BBB	Brocade Communications Systems Inc., Senior Secured Notes, 6.625% due 1/15/18	505,780

Consumer Finance — 0.6%
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
1,400,000	BB+	7.000% due 10/1/13(b)	1,489,852
100,000	BB+	7.000% due 4/15/15	111,568
1,300,000	BB+	5.625% due 9/15/15(b)	1,419,414

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
Consumer Finance — 0.6%—(continued)
$610,000	BB+	8.000% due 12/15/16	$730,673
500,000	BB+	6.625% due 8/15/17	575,405
960,000	BB+	8.125% due 1/15/20	1,192,230
		SLM Corp., Senior Unsecured Notes:
385,000	BBB-	0.751% due 1/27/14(a)	373,381
70,000	BBB-	5.050% due 11/14/14	73,251
440,000	BBB-	8.000% due 3/25/20	500,500
80,000	BBB-	5.625% due 8/1/33	72,400

		Total Consumer Finance	6,538,674

Containers & Packaging — 0.0%
440,000	BB+	Ball Corp., Company Guaranteed Notes, 5.750% due 5/15/21	475,750

Distributors — 0.0%
300,000	BBB	Glencore Funding LLC, Company Guaranteed Notes, 6.000% due 4/15/14(e)	316,274

Diversified Financial Services — 4.2%
		American Express Co.:
		Senior Unsecured Notes:
1,200,000	BBB+	7.000% due 3/19/18(b)	1,524,414
680,000	BBB+	8.125% due 5/20/19	922,428
310,000	BBB-	Subordinated Notes, 6.800% due 9/1/66(a)	331,313
585,000	A-	American Express Credit Corp., Senior Unsecured Notes, 1.750% due 6/12/15	599,072
50,000	A+	ASIF Global Financing XIX, Senior Secured Notes, 4.900% due 1/17/13(e)	50,514
1,500,000	BB(f)	Astoria Depositor Corp., Pass Thru Certificates, 8.144% due 5/1/21(e)	1,350,000
		Bear Stearns Cos. LLC (The), Senior Unsecured Notes:
20,000	A	6.400% due 10/2/17	24,041
2,280,000	A	7.250% due 2/1/18	2,847,485
400,000	AA-	Caisse Centrale Desjardins du Quebéc, Senior Unsecured Notes, 2.650% due 9/16/15(e)	417,584
		CDP Financial Inc., Company Guaranteed Notes:
1,120,000	AAA	3.000% due 11/25/14(e)	1,176,549
1,400,000	AAA	4.400% due 11/25/19(e)	1,612,898
320,028	BBB-	Cedar Brakes II LLC, Senior Secured Notes, 9.875% due 9/1/13(e)	329,389
		Credit Suisse/New York NY:
965,000	A+	Senior Unsecured Notes, 5.000% due 5/15/13	992,852
1,342,000	BBB+	Subordinated Notes, 6.000% due 2/15/18	1,492,070
3,000,000	Aaa(d)	DanFin Funding Ltd., Government Liquid Guaranteed Notes, 1.155% due 7/16/13(a)(b)(e)	3,013,149
		Farmers Exchange Capital, Subordinated Notes:
1,300,000	A-	7.050% due 7/15/28(e)	1,571,441
350,000	A-	7.200% due 7/15/48(e)	414,989
		General Electric Capital Corp.:
		Senior Unsecured Notes:
20,000	AA+	5.450% due 1/15/13	20,365
100,000	AA+	0.768% due 3/20/13(a)	99,464
770,000	AA+	1.875% due 9/16/13	780,999
700,000	AA+	0.564% due 3/20/14(a)	688,661
500,000	AA+	0.768% due 6/20/14(a)	489,902
750,000	AA+	0.638% due 5/11/16(a)	729,289
910,000	AA+	5.625% due 5/1/18	1,078,990
1,775,000	AA+	0.822% due 5/5/26(a)	1,462,735
925,000	AA+	6.150% due 8/7/37	1,164,071
170,000	AA+	6.875% due 1/10/39	233,174
		Subordinated Notes:
800,000	AA	5.300% due 2/11/21	922,175
840,000	AA-	6.375% due 11/15/67(a)	887,250
935,000	A-	HSBC Finance Corp., Senior Subordinated Notes, 6.676% due 1/15/21	1,062,321
270,000	BB	ILFC E-Capital Trust II, Limited Guaranteed Notes, 6.250% due 12/21/65(a)(e)	206,550
		International Lease Finance Corp., Senior Secured Notes:
500,000	BBB-	6.500% due 9/1/14(e)	535,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
Diversified Financial Services — 4.2%—(continued)
$880,000	BBB-	6.750% due 9/1/16(e)	$985,600
590,000	BBB-	7.125% due 9/1/18(e)	681,450
320,000	A	John Deere Capital Corp., Unsecured Notes, 2.250% due 4/17/19	334,810
1,450,000	BBB	JP Morgan Chase Capital XIII, Limited Guaranteed Notes, 1.411% due 9/30/34(a)	1,094,183
900,000	BBB	JP Morgan Chase Capital XXIII, Limited Guaranteed Notes, 1.435% due 5/15/47(a)	636,311
		JPMorgan Chase & Co.:
		Senior Unsecured Notes:
865,000	A	4.650% due 6/1/14	920,540
290,000	A	2.000% due 8/15/17	292,579
90,000	A	4.400% due 7/22/20	99,933
1,410,000	A	4.250% due 10/15/20(b)	1,553,373
150,000	A	4.500% due 1/24/22	166,889
		Subordinated Notes:
295,000	A-	5.125% due 9/15/14	316,109
330,000	A-	5.150% due 10/1/15	361,124
630,000	A-	6.125% due 6/27/17	738,728
990,000	A	Unsecured Notes, 1.875% due 3/20/15	1,007,707
100,000	NR	Kaupthing Bank, Senior Notes, 5.750% due 10/4/11(e)(h)(j)	26,250
400,000	B-	Offshore Group Investments Ltd., Senior Secured Notes, 11.500% due 8/1/15(e)	444,000
1,700,000	BBB-	Pipeline Funding Co. LLC, Pass Thru Certificates, 7.500% due 1/15/30(e)	1,905,600
350,000	A+	Prudential Holdings LLC, Senior Secured Notes, 8.695% due 12/18/23(e)	433,968
70,000	BBB	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Notes, 7.191% due 12/29/49(a)(e)	75,542
300,000	AA-	SSIF Nevada LP, Bank Guaranteed Notes, 1.155% due 4/14/14(a)(b)(e)	301,028
420,000	BBB+	State Street Corp., Junior Subordinated Debentures Notes, 4.956% due 3/15/18	461,282
348,484	Baa2(d)	SteelRiver Transmission Co. LLC, Senior Secured Notes, 4.710% due 6/30/17(e)	360,435
140,000	A-	Vesey Street Investment Trust I, Company Guaranteed Notes, step bond to yield, 4.404% due 9/1/16	145,936

		Total Diversified Financial Services	42,374,511

Diversified Telecommunication Services — 0.7%
		AT&T Inc., Senior Unsecured Notes:
170,000	A-	5.100% due 9/15/14	185,291
620,000	A-	5.500% due 2/1/18	751,784
30,000	A-	5.600% due 5/15/18	36,849
320,000	A-	3.875% due 8/15/21	360,604
10,000	A-	6.300% due 1/15/38	13,084
681,000	A-	Cellco Partnership/Verizon Wireless Capital LLC, Senior Unsecured Notes, 8.500% due 11/15/18	953,933
260,000	B+	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16	275,600
220,000	BBB+	Deutsche Telekom International Finance BV, Company Guaranteed Notes, 5.750% due 3/23/16	250,454
865,000	B	Intelsat Jackson Holdings SA, Company Guaranteed Notes, 8.500% due 11/1/19	957,987
358,000	BB	Qwest Communications International Inc., Company Guaranteed Notes, 7.125% due 4/1/18	382,075
90,000	BBB-	Qwest Corp., Senior Unsecured Notes, 7.500% due 10/1/14	100,798
10,000	BBB	Rogers Wireless Inc., Company Guaranteed Notes, 6.375% due 3/1/14	10,839
140,000	BBB	Royal KPN NV, Senior Unsecured Notes, 8.375% due 10/1/30	186,847
		Verizon Communications Inc., Senior Unsecured Notes:
480,000	A-	6.100% due 4/15/18	600,356
50,000	A-	8.750% due 11/1/18	70,219
165,000	A-	5.125% due 6/15/33	177,605
280,000	A-	6.900% due 4/15/38	398,346
855,000	A-	Vodafone Group PLC, Senior Unsecured Notes, 4.150% due 6/10/14	907,263

		Total Diversified Telecommunication Services	6,619,934

Electric Utilities — 1.6%
		AES Corp. (The), Senior Unsecured Notes:
130,000	BB-	7.750% due 10/15/15	147,550
10,000	BB-	8.000% due 6/1/20	11,700
200,000	BB-	7.375% due 7/1/21	230,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
Electric Utilities — 1.6%—(continued)
$1,700,000	BBB	Ameren Illinois Co., Senior Secured Notes, 6.250% due 4/1/18(b)	$2,082,891
570,000	BB-	Calpine Corp., Senior Secured Notes, 7.250% due 10/15/17(e)	612,750
215,000	BBB	Cleveland Electric Illuminating Co. (The), Senior Secured Notes, 7.880% due 11/1/17	271,645
250,000	BBB	Columbus Southern Power Co., Senior Unsecured Notes, 6.050% due 5/1/18	302,947
66,000	BBB-	Constellation Energy Group Inc., Company Guaranteed Notes, 5.150% due 12/1/20	76,352
		Dominion Resources Inc., Senior Unsecured Notes:
330,000	A-	5.700% due 9/17/12	337,129
105,000	A-	7.195% due 9/15/14	118,000
390,000	A-	5.200% due 8/15/19	466,125
200,000	A-	5.950% due 6/15/35	258,208
275,000	A-	4.900% due 8/1/41	327,127
98,000	BB+	DPL Inc., Senior Unsecured Notes, 7.250% due 10/15/21(e)	112,210
		Duke Energy Corp., Senior Unsecured Notes:
180,000	BBB	5.050% due 9/15/19	210,832
110,000	BBB	3.550% due 9/15/21	117,108
50,000	B-	Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes, 10.000% due 12/1/20	56,375
920,000	BBB+	Entergy Texas Inc., 1st Mortgage Notes, 7.125% due 2/1/19	1,131,295
105,000	BBB-	Exelon Corp., Senior Unsecured Notes, 5.625% due 6/15/35	121,026
310,000	BBB	Exelon Generation Co. LLC, Senior Unsecured Notes, 4.250% due 6/15/22(e)	322,909
700,000	BB+	FirstEnergy Corp., Senior Unsecured Notes, 7.375% due 11/15/31	925,186
55,000	A	Florida Power & Light Co., 1st Mortgage Notes, 4.950% due 6/1/35	67,020
195,000	A	Florida Power Corp., 1st Mortgage Notes, 5.900% due 3/1/33	248,322
538,264	Ba1(d)	Indiantown Cogeneration LP, 1st Mortgage Notes, 9.770% due 12/15/20	569,776
775,000	BBB	KCP&L Greater Missouri Operations Co., Senior Unsecured Notes, 8.270% due 11/15/21	973,748
		Midamerican Energy Holdings Co., Senior Unsecured Notes:
250,000	BBB+	5.950% due 5/15/37	324,525
225,000	BBB+	6.500% due 9/15/37	308,042
487,147	B+	Mirant Mid Atlantic Pass Through Trust C, Pass Thru Certificates, 10.060% due 12/30/28	540,733
950,000	BBB-	Nisource Finance Corp., Company Guaranteed Notes, 6.125% due 3/1/22	1,150,932
350,000	BBB	Ohio Power Co., Senior Unsecured Notes, 6.000% due 6/1/16	408,801
		Pacific Gas & Electric Co., Senior Unsecured Notes:
350,000	BBB	5.625% due 11/30/17	425,526
400,000	BBB	6.050% due 3/1/34	530,505
500,000	BBB	Progress Energy Inc., Senior Unsecured Notes, 4.875% due 12/1/19	580,043
800,000	BBB-	Public Service Co. of New Mexico, Senior Unsecured Notes, 7.950% due 5/15/18	972,491
425,000	A-	Public Service Electric & Gas Co., Senior Secured Notes, 0.850% due 8/15/14	427,846
450,000	BBB+	Texas-New Mexico Power Co., 1st Mortgage Notes, 9.500% due 4/1/19(e)	617,171

		Total Electric Utilities	16,384,846

Energy Equipment & Services — 0.1%
320,000	A	Baker Hughes Inc., Senior Unsecured Notes, 3.200% due 8/15/21	345,535
570,000	BB-	Chesapeake Midstream Partners LP/CHKM Finance Corp., Company Guaranteed Notes, 6.125% due 7/15/22	594,225

		Total Energy Equipment & Services	939,760

Food & Staples Retailing — 0.1%
330,000	BBB+	CVS Caremark Corp., Senior Unsecured Notes, 6.600% due 3/15/19	422,727
298,087	BBB+	CVS Pass-Through Trust, Pass Thru Certificates, 6.036% due 12/10/28	341,019

		Total Food & Staples Retailing	763,746

Food Products — 0.3%
370,000	BBB+	Kellogg Co., Senior Unsecured Notes, 3.125% due 5/17/22	388,916
905,000	BBB	Kraft Foods Group Inc., Company Guaranteed Notes, 3.500% due 6/6/22(e)	960,525
		Kraft Foods Inc., Senior Unsecured Notes:
690,000	BBB-	6.500% due 8/11/17	849,267
348,000	BBB-	5.375% due 2/10/20	418,912

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
Food Products — 0.3%—(continued)
		Safeway Inc., Senior Unsecured Notes:
$20,000	BBB	3.950% due 8/15/20	$18,930
270,000	BBB	4.750% due 12/1/21	267,257

		Total Food Products	2,903,807

Gas Utilities — 0.3%
460,000	BBB-	Energy Transfer Partners LP, Senior Unsecured Notes, 9.000% due 4/15/19	583,582
1,455,000	BB+	Sabine Pass LNG LP, Senior Secured Notes, 7.250% due 11/30/13	1,520,475
185,000	BBB+	Sempra Energy, Senior Unsecured Notes, 6.000% due 10/15/39	246,176
500,000	BBB-	Southern Union Co., Senior Unsecured Notes, 8.250% due 11/15/29	629,440

		Total Gas Utilities	2,979,673

Health Care Equipment & Supplies — 0.1%
		Medtronic Inc., Senior Unsecured Notes:
150,000	A+	4.450% due 3/15/20	173,667
400,000	A+	5.550% due 3/15/40	515,435

		Total Health Care Equipment & Supplies	689,102

Health Care Providers & Services — 0.4%
560,000	B	CHS/Community Health Systems Inc., Company Guaranteed Notes, 7.125% due 7/15/20	587,300
350,000	BBB-	Coventry Health Care Inc., Senior Unsecured Notes, 5.450% due 6/15/21	411,662
120,000	BB+	Fresenius Medical Care US Finance Inc., Company Guaranteed Notes, 6.500% due 9/15/18(e)	135,150
		HCA Inc.:
210,000	B-	Company Guaranteed Notes, 7.500% due 2/15/22	234,675
		Senior Unsecured Notes:
200,000	B-	6.250% due 2/15/13	205,000
120,000	B-	7.190% due 11/15/15	130,200
29,000	B-	6.500% due 2/15/16	31,465
330,000	AA	Roche Holdings Inc., Company Guaranteed Notes, 6.000% due 3/1/19(e)	417,792
		Tenet Healthcare Corp., Senior Secured Notes:
128,000	BB-	10.000% due 5/1/18	147,840
278,000	BB-	8.875% due 7/1/19	317,615
705,000	A-	UnitedHealth Group Inc., Senior Unsecured Notes, 3.375% due 11/15/21	754,912
		WellPoint Inc., Senior Unsecured Notes:
30,000	A-	5.875% due 6/15/17	35,402
770,000	A-	3.125% due 5/15/22	768,569

		Total Health Care Providers & Services	4,177,582

Hotels, Restaurants & Leisure — 0.0%
90,000	B	Boyd Gaming Corp., Company Guaranteed Notes, 9.000% due 7/1/20(e)	89,662
5,000	NR	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16(h)(j)	0

		Total Hotels, Restaurants & Leisure	89,662

Household Products — 0.1%
		Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes:
100,000	B+	7.125% due 4/15/19	108,250
200,000	B+	7.875% due 8/15/19	223,500
270,000	B+	6.875% due 2/15/21	293,625

		Total Household Products	625,375

Insurance — 1.3%
		American International Group Inc., Senior Unsecured Notes:
600,000	A-	0.645% due 7/19/13(a)	750,182
200,000	A-	3.750% due 11/30/13(e)	204,140
400,000	A-	5.450% due 5/18/17	450,377
500,000	A-	5.850% due 1/16/18(b)	574,442
2,300,000	A-	8.250% due 8/15/18(b)	2,908,798
130,000	A-	6.400% due 12/15/20	154,743

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
Insurance — 1.3%—(continued)
$460,000	AA+	Berkshire Hathaway Finance Corp., Company Guaranteed Notes, 1.600% due 5/15/17	$471,742
750,000	AA+	Berkshire Hathaway Inc., Senior Unsecured Notes, 2.200% due 8/15/16	790,031
10,000	BBB	ING Capital Funding Trust III, Bank Guaranteed Notes, 4.061% due 12/29/49(a)	8,644
525,000	A-	Manulife Financial Corp., Senior Unsecured Notes, 3.400% due 9/17/15	547,325
600,000	BBB	MetLife Capital Trust X, Junior Subordinated Notes, 9.250% due 4/8/38(e)	768,000
1,150,000	BBB	MetLife Inc., Junior Subordinated Notes, 6.400% due 12/15/36	1,228,658
1,300,000	AA-	MetLife Institutional Funding II, Secured Notes, 1.625% due 4/2/15(e)	1,317,988
		Metropolitan Life Global Funding I, Senior Secured Notes:
375,000	AA-	5.125% due 6/10/14(e)	403,281
800,000	AA-	3.875% due 4/11/22(e)	876,367
850,000	A-	Nationwide Mutual Insurance Co., Subordinated Notes, 5.810% due 12/15/24(a)(e)	781,181
625,000	A	Prudential Financial Inc., Senior Unsecured Notes, 7.375% due 6/15/19	787,670
290,000	AA-	Teachers Insurance & Annuity Association of America, Subordinated Notes, 6.850% due 12/16/39(e)	402,654

		Total Insurance	13,426,223

Life Sciences Tools & Services — 0.0%
120,000	A-	Thermo Fisher Scientific Inc., Senior Unsecured Notes, 3.600% due 8/15/21	128,458

Machinery — 0.0%
405,000	BBB-	AGCO Corp., Senior Unsecured Notes, 5.875% due 12/1/21	435,738

Media — 1.0%
		CCO Holdings LLC/CCO Holdings Capital Corp., Company Guaranteed Notes:
130,000	BB-	7.000% due 1/15/19	142,025
460,000	BB-	6.500% due 4/30/21	495,650
550,000	B	Cengage Learning Acquisitions Inc., Senior Secured Notes, 11.500% due 4/15/20(e)	581,625
200,000	BBB+	Comcast Cable Communications Holdings Inc., Company Guaranteed Notes, 9.455% due 11/15/22	299,209
		Comcast Corp., Company Guaranteed Notes:
30,000	BBB+	5.875% due 2/15/18	36,395
840,000	BBB+	5.700% due 5/15/18	1,017,409
40,000	BBB+	5.650% due 6/15/35	47,387
250,000	BBB+	6.450% due 3/15/37	323,641
170,000	BBB	COX Communications Inc., Senior Unsecured Notes, 8.375% due 3/1/39(e)	257,385
250,000	BB+	CSC Holdings LLC, Senior Unsecured Notes, 6.750% due 11/15/21(e)	271,250
		DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Company Guaranteed Notes:
1,000,000	BBB	3.500% due 3/1/16	1,069,055
235,000	BBB	3.800% due 3/15/22	243,231
		DISH DBS Corp., Company Guaranteed Notes:
20,000	BB-	7.000% due 10/1/13	21,175
50,000	BB-	6.625% due 10/1/14	54,188
25,000	BB-	7.125% due 2/1/16	27,625
180,000	BB-	6.750% due 6/1/21	192,600
470,000	BB+	Interpublic Group of Cos., Inc. (The), Senior Unsecured Notes, 10.000% due 7/15/17	527,575
125,000	BBB+	News America Holdings Inc., Company Guaranteed Notes, 8.500% due 2/23/25	170,033
		News America Inc., Company Guaranteed Notes:
60,000	BBB+	4.500% due 2/15/21	68,997
25,000	BBB+	6.200% due 12/15/34	30,212
		Omnicom Group Inc.:
89,000	BBB+	Company Guaranteed Notes, 4.450% due 8/15/20	99,009
44,000	BBB+	Senior Unsecured Notes, 5.900% due 4/15/16	51,008
205,000	BBB+	Reed Elsevier Capital Inc., Company Guaranteed Notes, 8.625% due 1/15/19	263,373
70,000	BBB	Rogers Cable Inc., Company Guaranteed Notes, 6.750% due 3/15/15	80,109
598,000	A-	Scripps Networks Interactive Inc., Senior Unsecured Notes, 2.700% due 12/15/16	623,278
750,000	BBB+	TCI Communications Inc., Senior Unsecured Notes, 8.750% due 8/1/15	910,617
		Time Warner Cable Inc., Company Guaranteed Notes:
560,000	BBB	8.250% due 4/1/19	748,446
50,000	BBB	4.125% due 2/15/21	55,040

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
Media — 1.0%—(continued)
$170,000	BBB	5.875% due 11/15/40	$202,455
40,000	BBB	5.500% due 9/1/41	45,438
50,000	BBB	Time Warner Entertainment Co. LP, Company Guaranteed Notes, 8.375% due 7/15/33	72,182
		Time Warner Inc., Company Guaranteed Notes:
100,000	BBB	4.700% due 1/15/21	114,896
110,000	BBB	4.750% due 3/29/21	126,348
30,000	BBB	6.250% due 3/29/41	37,367
280,000	BBB	Turner Broadcasting System Inc., Company Guaranteed Notes, 8.375% due 7/1/13	297,565
330,000	B+	Univision Communications Inc., Senior Secured Notes, 6.750% due 9/15/22(e)	332,888
110,000	BBB	WPP Finance UK, Company Guaranteed Notes, 8.000% due 9/15/14	123,494

		Total Media	10,060,180

Metals & Mining — 0.7%
1,000,000	BB-	ALROSA Finance SA, Company Guaranteed Notes, 7.750% due 11/3/20	1,110,000
686,000	BBB+	Barrick North America Finance LLC, Company Guaranteed Notes, 4.400% due 5/30/21	742,984
		BHP Billiton Finance USA Ltd., Company Guaranteed Notes:
370,000	A+	6.500% due 4/1/19	474,195
230,000	A+	3.250% due 11/21/21	243,774
		Corp. Nacional del Cobre de Chile, Senior Unsecured Notes:
100,000	A	4.750% due 10/15/14(e)	107,016
295,000	A	3.750% due 11/4/20(e)	316,520
		FMG Resources August 2006 Pty Ltd.:
		Company Guaranteed Notes:
250,000	BB-	7.000% due 11/1/15(e)	246,875
40,000	BB-	6.375% due 2/1/16(e)	38,600
440,000	BB-	Senior Unsecured Notes, 6.875% due 4/1/22(e)	406,450
590,000	BBB	Freeport-McMoRan Copper & Gold Inc., Senior Unsecured Notes, 3.550% due 3/1/22	587,316
		Rio Tinto Finance USA Ltd., Company Guaranteed Notes:
500,000	A-	9.000% due 5/1/19	686,690
200,000	A-	3.500% due 11/2/20	211,682
90,000	BB+	Steel Dynamics Inc., Company Guaranteed Notes, 6.750% due 4/1/15	92,250
		Vale Overseas Ltd., Company Guaranteed Notes:
1,342,000	A-	4.375% due 1/11/22	1,382,097
260,000	A-	6.875% due 11/21/36	306,964

		Total Metals & Mining	6,953,413

Multiline Retail — 0.0%
87,000	BBB	Macy’s Retail Holdings Inc., Company Guaranteed Notes, 5.875% due 1/15/13	88,488

Oil, Gas & Consumable Fuels — 2.8%
2,200,000	BBB	ABN Amro Bank/Deutschland for Gazprom, Senior Unsecured Notes, 9.625% due 3/1/13	2,288,858
240,000	BBB-	Anadarko Finance Co., Company Guaranteed Notes, 7.500% due 5/1/31	322,413
		Anadarko Petroleum Corp., Senior Unsecured Notes:
150,000	BBB-	7.625% due 3/15/14	164,272
75,000	BBB-	5.750% due 6/15/14	80,763
308,000	BBB-	5.950% due 9/15/16	356,490
917,000	BBB-	6.375% due 9/15/17	1,097,649
		Apache Corp., Senior Unsecured Notes:
540,000	A-	5.625% due 1/15/17	641,642
70,000	A-	3.250% due 4/15/22	75,222
380,000	B-	Arch Coal Inc., Company Guaranteed Notes, 8.750% due 8/1/16(k)	381,900
		BP Capital Markets PLC, Company Guaranteed Notes:
350,000	A	5.250% due 11/7/13	369,303
370,000	A	3.245% due 5/6/22	394,944
225,000	BBB+	Cameron International Corp., Senior Unsecured Notes, 7.000% due 7/15/38	300,232
		Chesapeake Energy Corp., Company Guaranteed Notes:
5,000	BB-	7.250% due 12/15/18	5,262
430,000	BB-	6.875% due 11/15/20	448,275
130,000	BB-	Cie Générale de Géophysique — Veritas, Company Guaranteed Notes, 7.750% due 5/15/17	135,931

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 2.8%—(continued)
		Concho Resources Inc., Company Guaranteed Notes:
$130,000	BB+	6.500% due 1/15/22	$141,050
110,000	BB+	5.500% due 10/1/22	113,713
410,000	A	ConocoPhillips, Company Guaranteed Notes, 6.000% due 1/15/20	522,105
65,000	A	ConocoPhillips Holding Co., Senior Unsecured Notes, 6.950% due 4/15/29	92,324
210,000	BB	Consol Energy Inc., Company Guaranteed Notes, 6.375% due 3/1/21	208,950
460,000	BBB+	Devon Energy Corp., Senior Unsecured Notes, 5.600% due 7/15/41	555,536
325,000	BB	El Paso Corp., Senior Unsecured Notes, 7.750% due 1/15/32	384,268
575,000	BB	El Paso Natural Gas Co., Senior Unsecured Notes, 8.625% due 1/15/22	761,915
		El Paso Pipeline Partners Operating Co. LLC, Company Guaranteed Notes:
460,000	BBB-	6.500% due 4/1/20	544,580
1,040,000	BBB-	5.000% due 10/1/21	1,141,092
		Energy Transfer Partners LP, Senior Unsecured Notes:
50,000	BBB-	5.200% due 2/1/22	55,138
333,000	BBB-	6.500% due 2/1/42	379,210
220,000	BBB+	Ensco PLC, Senior Unsecured Notes, 4.700% due 3/15/21	247,296
		Enterprise Products Operating LLC, Company Guaranteed Notes:
325,000	BBB	5.600% due 10/15/14	356,159
360,000	BBB	6.300% due 9/15/17	436,128
400,000	BBB	6.500% due 1/31/19	492,292
130,000	BBB	4.050% due 2/15/22	142,190
310,000	BBB	5.700% due 2/15/42	358,492
		Hess Corp., Senior Unsecured Notes:
50,000	BBB	7.875% due 10/1/29	67,054
310,000	BBB	7.300% due 8/15/31	403,314
585,000	BBB-	Kerr-McGee Corp., Company Guaranteed Notes, 7.875% due 9/15/31	783,614
270,000	BB-	Key Energy Services Inc., Company Guaranteed Notes, 6.750% due 3/1/21	276,075
		Kinder Morgan Energy Partners LP, Senior Unsecured Notes:
50,000	BBB	5.850% due 9/15/12	49,979
30,000	BBB	6.000% due 2/1/17	34,948
220,000	BBB	6.850% due 2/15/20	273,834
360,000	BBB	3.950% due 9/1/22	382,846
167,000	BBB	6.500% due 9/1/39	201,008
580,000	BBB-	Newfield Exploration Co., Senior Unsecured Notes, 5.625% due 7/1/24	630,025
		Nexen Inc., Senior Unsecured Notes:
250,000	BBB-	6.200% due 7/30/19	301,126
52,000	BBB-	6.400% due 5/15/37	65,055
100,000	BBB-	7.500% due 7/30/39	140,501
280,000	BBB	Noble Energy Inc., Senior Unsecured Notes, 4.150% due 12/15/21	303,287
		Occidental Petroleum Corp., Senior Unsecured Notes:
320,000	A	3.125% due 2/15/22	344,045
20,000	A	2.700% due 2/15/23	20,617
1,000,000	BBB-	Panhandle Eastern Pipeline Co. LP, Senior Unsecured Notes, 8.125% due 6/1/19	1,206,144
190,000	BB+	Peabody Energy Corp., Company Guaranteed Notes, 7.875% due 11/1/26	203,775
29,000	BBB	Pemex Project Funding Master Trust, Company Guaranteed Notes, 6.625% due 6/15/35	36,178
1,810,000	BBB	Petrobras International Finance Co. — Pifco, Company Guaranteed Notes, 5.375% due 1/27/21	2,023,272
175,000	BBB+	Petrohawk Energy Corp., Company Guaranteed Notes, 7.250% due 8/15/18	200,009
460,000	BB-	Plains Exploration & Production Co., Company Guaranteed Notes, 6.125% due 6/15/19	487,600
60,000	BB+	QEP Resources Inc., Senior Unsecured Notes, 6.875% due 3/1/21	68,100
360,000	BB	Regency Energy Partners LP/Regency Energy Finance Corp., Company Guaranteed Notes, 6.875% due 12/1/18	390,600
330,000	A+	Schlumberger Investment SA, Company Guaranteed Notes, 3.300% due 9/14/21(e)	356,273
90,000	AAA	SeaRiver Maritime Financial Holdings Inc., Company Guaranteed Notes, 0.000% due 9/1/12	90,000
80,000	BBB-	SESI LLC, Company Guaranteed Notes, 7.125% due 12/15/21	89,400
360,000	AA	Shell International Finance BV, Company Guaranteed Notes, 4.375% due 3/25/20	424,713
		Southern Natural Gas Co. LLC, Senior Unsecured Notes:
40,000	BBB-	5.900% due 4/1/17(e)	47,293

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 2.8%—(continued)
$58,000	BBB-	8.000% due 3/1/32	$80,998
1,300,000	BBB+	Suncor Energy Inc., Senior Unsecured Notes, 6.850% due 6/1/39(b)	1,781,801
110,000	BBB	Tennessee Gas Pipeline Co. LLC, Senior Unsecured Notes, 7.625% due 4/1/37	149,835
370,000	BBB(f)	TEPPCO Partners LP, Company Guaranteed Notes, 6.125% due 2/1/13	377,289
		Transocean Inc., Company Guaranteed Notes:
223,000	BBB-	5.050% due 12/15/16	247,240
198,000	BBB-	6.000% due 3/15/18	229,553
440,000	BBB-	6.375% due 12/15/21	531,012
		Williams Cos., Inc., Senior Unsecured Notes:
793,000	BBB-	7.875% due 9/1/21	1,030,926
264,000	BBB-	7.500% due 1/15/31	331,901
166,000	BBB-	8.750% due 3/15/32	229,038
20,000	BB+	WPX Energy Inc., Senior Unsecured Notes, 6.000% due 1/15/22	21,300

		Total Oil, Gas & Consumable Fuels	28,907,172

Paper & Forest Products — 0.0%
240,000	BBB	Celulosa Arauco y Constitucion SA, Senior Unsecured Notes, 4.750% due 1/11/22	253,093
175,000	A-	Georgia-Pacific LLC, Company Guaranteed Notes, 8.250% due 5/1/16(e)	189,041

		Total Paper & Forest Products	442,134

Pharmaceuticals — 0.4%
380,000	AA	Abbott Laboratories, Senior Unsecured Notes, 5.600% due 11/30/17	466,485
820,000	BBB+	Express Scripts Holding Co., Company Guaranteed Notes, 3.500% due 11/15/16(e)	880,801
830,000	A+	GlaxoSmithKline Capital PLC, Company Guaranteed Notes, 2.850% due 5/8/22	869,591
240,000	BBB+	Medco Health Solutions Inc., Senior Unsecured Notes, 4.125% due 9/15/20	261,147
130,000	AA	Pfizer Inc., Senior Unsecured Notes, 7.200% due 3/15/39	206,712
445,000	BBB	Watson Pharmaceuticals Inc., Senior Unsecured Notes, 5.000% due 8/15/14	473,781
350,000	AA	Wyeth LLC, Company Guaranteed Notes, 5.950% due 4/1/37	483,234

		Total Pharmaceuticals	3,641,751

Real Estate Investment Trusts (REITs) — 1.0%
700,000	BBB-	Duke Realty LP, Senior Unsecured Notes, 6.500% due 1/15/18	812,473
2,900,000	BBB	Goodman Funding Pty Ltd., Company Guaranteed Notes, 6.375% due 11/12/20(b)(e)	3,097,212
		HCP Inc., Senior Unsecured Notes:
750,000	BBB	6.000% due 6/15/14	800,632
300,000	BBB	6.700% due 1/30/18	356,411
		Health Care REIT Inc., Senior Unsecured Notes:
500,000	BBB-	4.125% due 4/1/19	526,555
1,200,000	BBB-	4.950% due 1/15/21	1,300,927
600,000	BBB-	6.500% due 3/15/41	701,141
600,000	BBB-	Healthcare Realty Trust Inc., Senior Unsecured Notes, 6.500% due 1/17/17	674,528
1,300,000	BBB	Ventas Realty LP/Ventas Capital Corp., Company Guaranteed Notes, 4.000% due 4/30/19	1,383,672
		WEA Finance LLC/WT Finance Aust Pty Ltd., Company Guaranteed Notes:
465,000	A-	7.500% due 6/2/14(e)	509,709
250,000	A-	6.750% due 9/2/19(e)	300,210

		Total Real Estate Investment Trusts (REITs)	10,463,470

Road & Rail — 0.1%
520,000	BBB-	Penske Truck Leasing Co. LP/PTL Finance Corp., Unsecured Notes, 3.125% due 5/11/15(e)	528,797
		Union Pacific Corp., Senior Unsecured Notes:
43,000	A-	5.375% due 5/1/14	46,206
84,000	A-	4.163% due 7/15/22	95,582

		Total Road & Rail	670,585

Specialty Retail — 0.2%
		QVC Inc., Senior Secured Notes:
385,000	BBB-	7.500% due 10/1/19(e)	426,791
554,000	BBB-	7.375% due 10/15/20(e)	617,737

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
Specialty Retail — 0.2%—(continued)
$700,000	AA	Wal-Mart Stores Inc., Senior Unsecured Notes, 3.250% due 10/25/20	$773,307

		Total Specialty Retail	1,817,835

Tobacco — 0.3%
		Altria Group Inc., Company Guaranteed Notes:
200,000	BBB	8.500% due 11/10/13	218,155
400,000	BBB	9.700% due 11/10/18(b)	574,933
260,000	BBB	9.250% due 8/6/19	371,093
230,000	BBB	4.750% due 5/5/21	265,873
350,000	BBB	2.850% due 8/9/22	349,485
45,000	BBB	10.200% due 2/6/39	78,677
60,000	BBB	4.250% due 8/9/42	58,783
358,000	BBB+	BAT International Finance PLC, Company Guaranteed Notes, 3.250% due 6/7/22(e)	367,432
		Philip Morris International Inc., Senior Unsecured Notes:
240,000	A	2.900% due 11/15/21	251,519
240,000	A	4.500% due 3/20/42	268,657
300,000	BBB-	Reynolds American Inc., Company Guaranteed Notes, 6.750% due 6/15/17	363,798

		Total Tobacco	3,168,405

Wireless Telecommunication Services — 0.3%
230,000	A-	América Móvil SAB de CV, Company Guaranteed Notes, 5.000% due 3/30/20	268,463
		GTE Corp., Company Guaranteed Notes:
548,000	A-	6.840% due 4/15/18	681,092
50,000	A-	6.940% due 4/15/28	66,304
		Sprint Capital Corp., Company Guaranteed Notes:
50,000	B+	6.875% due 11/15/28	45,500
720,000	B+	8.750% due 3/15/32	730,800
		Telefónica Emisiones SAU, Company Guaranteed Notes:
70,000	BBB	5.877% due 7/15/19	67,725
140,000	BBB	5.134% due 4/27/20	128,275
1,370,000	BBB-	Virgin Media Secured Finance PLC, Senior Secured Notes, 6.500% due 1/15/18	1,500,150

		Total Wireless Telecommunication Services	3,488,309

		TOTAL CORPORATE BONDS & NOTES
		(Cost — $244,587,226)	268,532,409

MUNICIPAL BONDS — 1.6%
California — 0.3%
		State of California, GO:
400,000	A-	5.000% due 6/1/37(b)	429,388
900,000	A-	5.000% due 11/1/37(b)	971,478
100,000	A-	5.000% due 12/1/37(b)	108,059
670,000	A-	6.200% due 10/1/19	810,392
815,000	A-	7.550% due 4/1/39	1,092,018

268,532,409		Total California	3,411,335

Delaware — 0.0%
300,000	AA+	Northstar Education Finance Inc., Student Loan Asset Backed Notes, GTDSTD-Insured, 1.324% due 1/29/46(a)	256,039

Florida — 0.1%
550,000	A	Southwest Student Services Corp., Sub-Series B, GTDSTD-Insured, AMT, 0.525% due 12/1/36(a)(l)	469,906

Illinois — 0.9%
		Chicago Transit Authority:
3,500,000	AA	Series A, 6.899% due 12/1/40(b)	4,278,365
2,400,000	AA	Series B, 6.899% due 12/1/40(b)	2,933,736
510,000	AA-	Chicago, IL, GO, Series A, FSA-Insured, 4.750% due 1/1/36(b)	536,331

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†		Rating††	Security	Value
Illinois — 0.9%—(continued)
			State of Illinois, GO:
$1,140,000		A	5.100% due 6/1/33	$1,103,418
650,000		A	5.665% due 3/1/18	727,948

			Total Illinois	9,579,798

Minnesota — 0.1%
			Northstar Education Finance Inc.:
825,000		AA+	2007-1 STUDENT LN ASSET BKD NT, GTDSTD-Insured, 0.547% due 4/28/30(a)	769,973
325,000		AA+	Student Loan Asset Backed Notes, GTDSTD-Insured, 1.124% due 1/29/46(a)	277,359

			Total Minnesota	1,047,332

New York — 0.0%
190,000		AAA	New York City Municipal Water Finance Authority, Water & Sewer System Revenue, Series 1289, 7.572% due 12/15/13(a)(b)(e)	225,418

Ohio — 0.1%
1,000,000		B-	Buckeye Ohio Tobacco Settlement, Series A-2, 5.750% due 6/1/34(b)	804,550

Virginia — 0.1%
661,573		AAA	Virginia Housing Development Authority, Series C, 6.000% due 6/25/34	725,488

			TOTAL MUNICIPAL BONDS (Cost — $14,614,437)	16,519,866

SOVEREIGN BONDS — 3.4%
Australia — 0.3%
3,100,000	AUD	Aaa(d)	Australia Government Bond, Senior Unsecured Notes, 5.500% due 12/15/13	3,310,178

Brazil — 0.2%
2,500,000	BRL	BBB	Federative Republic of Brazil, Senior Unsecured Notes, 12.500% due 1/5/22(b)	1,779,250

Canada — 1.2%
8,000,000	CAD	AAA	Canadian Government Bond, Bonds, 2.250% due 8/1/14(b)	8,279,022
			Province of Ontario Canada:
			Senior Unsecured Notes:
410,000		AA-	0.950% due 5/26/15	414,899
900,000		AA-	2.300% due 5/10/16(b)	950,070
2,900,000	CAD	AA-	Unsecured Notes, 3.150% due 6/2/22	3,040,281

			Total Canada	12,684,272

Germany — 0.9%
200,000	EUR	Aaa(d)	Bundesobligation, Bonds, 4.000% due 10/11/13	262,729
7,100,000	EUR	Aaa(d)	Bundesschatzanweisungen, Bonds, 0.750% due 9/13/13	8,999,510

			Total Germany	9,262,239

Hong Kong — 0.1%
1,000,000		AAA	Hong Kong Government Bond, Notes, 5.125% due 8/1/14(b)(e)	1,075,558

Japan — 0.1%
800,000		AA-	Japan Bank for International Cooperation, Government Guaranteed Notes, 2.875% due 2/2/15	846,303

Malaysia — 0.1%
			Malaysia Government Bond, Senior Unsecured Notes:
1,800,000	MYR	A3(d)	3.835% due 8/12/15	588,018
515,000	MYR	A3(d)	4.262% due 9/15/16	171,491

			Total Malaysia	759,509

Mexico — 0.4%
34,836,000	MXN	A-	Mexican Bonos, Bonds, 8.000% due 6/11/20	3,114,971
724,000		BBB	Mexico Government International Bond, Senior Unsecured Notes, 4.750% due 3/8/44	812,690
328,000		BBB	United Mexican States, Senior Unsecured Notes, 6.050% due 1/11/40	438,700

			Total Mexico	4,366,361

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
Russia — 0.1%
$830,760	BBB	Russian Federation (Restricted), step bond to yield, Senior Unsecured Notes, 7.500% due 3/31/30	$1,038,035

		TOTAL SOVEREIGN BONDS (Cost — $34,169,208)	35,121,705

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 21.4%
U.S. GOVERNMENT OBLIGATIONS — 20.0%
		U.S. Treasury Bonds:
3,600,000		8.125% due 5/15/21(b)(m)	5,634,281
113,000		8.125% due 8/15/21(b)	178,107
1,900,000		7.625% due 11/15/22(b)	3,002,000
200,000		7.125% due 2/15/23(b)	307,625
2,000,000		7.500% due 11/15/24(b)	3,257,812
505,000		6.500% due 11/15/26	786,459
1,120,000		6.375% due 8/15/27	1,742,825
2,865,000		4.500% due 2/15/36	3,909,831
1,900,000		4.750% due 2/15/37	2,692,359
1,000,000		4.375% due 11/15/39(b)	1,356,250
1,200,000		4.375% due 5/15/40(b)	1,629,376
1,787,700		4.750% due 2/15/41	2,571,215
1,214,000		4.375% due 5/15/41	1,651,420
350,000		3.750% due 8/15/41	430,062
21,255,000		3.125% due 11/15/41(b)	23,297,478
7,125,000		3.125% due 2/15/42	7,801,875
700,000		3.000% due 5/15/42	747,688
2,595,000		2.750% due 8/15/42	2,630,276
		U.S. Treasury Notes:
210,000		1.875% due 2/28/14	215,201
50,000		0.250% due 7/15/15	49,957
20,250,000		0.250% due 8/15/15	20,227,847
400,000		1.000% due 9/30/16	408,969
8,090,000		0.875% due 1/31/17	8,220,200
600,000		0.875% due 2/28/17(b)	609,797
10,880,000		0.750% due 6/30/17	10,972,654
11,325,000		0.500% due 7/31/17	11,279,881
12,110,000		0.625% due 8/31/17	12,128,928
13,410,000		1.250% due 4/30/19	13,680,292
7,535,000		0.875% due 7/31/19	7,477,900
16,200,000		1.000% due 8/31/19	16,196,209
8,700,000		2.125% due 8/15/21(b)(m)	9,245,794
500,000		2.000% due 2/15/22(b)	523,047
8,360,000		1.750% due 5/15/22(b)(m)	8,531,121
730,000		1.625% due 8/15/22	734,335
		U.S. Treasury Inflation Indexed Bonds:
121,741		2.375% due 1/15/25(m)	163,666
284,799		1.750% due 1/15/28(m)	366,100
125,632		3.875% due 4/15/29	207,646
3,222,262		2.125% due 2/15/41(b)	4,765,928
		U.S. Treasury Inflation Indexed Bonds:
1,433,111		0.625% due 4/15/13	1,447,443
6,399,083		1.125% due 1/15/21(b)(m)	7,489,429
5,677,784		0.125% due 1/15/22(b)	6,142,210

		TOTAL U.S. GOVERNMENT OBLIGATIONS	204,711,493

U.S. GOVERNMENT AGENCIES — 1.4%
		Federal Home Loan Bank (FHLB):
200,000		1.350% due 4/29/14	203,646

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Rating††	Security	Value
U.S. GOVERNMENT AGENCIES — 1.4%—(continued)
$290,000		1.375% due 5/28/14	$296,075
2,880,000		0.450% due 9/4/14	2,880,562
1,000,000		1.250% due 8/1/19	1,003,041
2,800,000		2.375% due 1/13/22	2,948,694
2,000		5.625% due 11/23/35(m)	2,304
		Federal National Mortgage Association (FNMA):
220,000		0.700% due 6/26/15	220,324
1,790,000		0.600% due 7/24/15	1,791,769
3,605,000		0.000% due 10/9/19	3,147,749
1,055,000		6.250% due 5/15/29	1,555,844

		TOTAL U.S. GOVERNMENT AGENCIES	14,050,008

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $208,044,026)	218,761,501

Shares
COMMON STOCK — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
506		Motors Liquidation Co. GUC Trust* (Cost - $0) (b)	7,246

PREFERRED STOCK — 0.1%
FINANCIALS — 0.1%
Commercial Banks — 0.1%
26,501		GMAC Capital Trust I, 8.125% (Cost - $657,225)(a)	657,755

CONVERTIBLE PREFERRED STOCK — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
20,000		General Motors Corp., 0.000% (Cost - $0)(b)(h)(i)*	0

WARRANT — 0.0%
ENERGY — 0.0%
Energy Equipment & Services — 0.0%
177		SemGroup Corp., Class A Shares, expires 11/30/14(h)* (Cost - $9,884)	2,119

Contracts
PURCHASED OPTIONS — 0.0%
United States — 0.0%
24		Eurodollar 2 Year Midcurve, Put @ $99.13, expires 12/14/12	1,800
90		Eurodollar 3 Year Midcurve, Put @ $97.25, expires 12/14/12	563
90		Eurodollar 3 Year Midcurve, Put @ $98.25, expires 12/14/12	3,938
102		Eurodollar Futures, Put @ $98.75, expires 12/14/12	3,187
46		Eurodollar Futures, Put @ $98.88, expires 12/17/12	287

		Total United States	9,775

		TOTAL PURCHASED OPTIONS (Cost — $176,244)	9,775

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $937,959,142)	978,671,062

Face Amount†
SHORT-TERM INVESTMENTS (n) — 12.0%
COMMERCIAL PAPER — 0.1%
1,375,000		RBS Holding USA Inc., 0.370% due 9/17/12(o) (Cost — $1,374,774)	1,374,774

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†		Rating††	Security	Value
MONEY MARKET FUND - 0.0%
$386,546			Invesco STIT - Government & Agency Portfolio (Cost - $386,546)(p)	$386,546

REPURCHASE AGREEMENTS — 4.3%
19,200,000			Barclays Capital Inc. repurchase agreement dated 8/31/12, 0.130% due 9/4/12, Proceeds at maturity - $19,200,277; (Fully collateralized by U.S. Treasury Notes 1.750% due 5/15/22; Market Valued - $19,642,884)(o)	19,200,000
13,300,000			Barclays Capital Inc. repurchase agreement dated 8/31/12, 0.230% due 11/19/12, Proceeds at maturity - $13,307,648; (Fully collateralized by FNMA Mortgage Securities 3.500% due 5/1/42; Market Valued - $13,933,689)(h)(o)	13,300,000
11,700,000			Deutsche Bank Securities Inc. repurchase agreement dated 8/31/12, 0.200% due 9/4/12, Proceeds at maturity - $11,700,260; (Fully collateralized by U.S. Treasury Notes 1.750% due 5/15/22; Market Valued - $12,037,299)(o)	11,700,000

			TOTAL REPURCHASE AGREEMENTS (Cost — $44,200,000)	44,200,000

TIME DEPOSITS — 3.3%
5,327,976			Bank of New York Mellon — Grand Cayman, 0.030% due 9/4/12	5,327,976
			BBH — Grand Cayman:
28,670	EUR		-0.036% due 9/3/12	36,063
544	JPY		0.010% due 9/3/12	7
172	GBP		0.052% due 9/3/12	273
59	NOK		0.500% due 9/3/12	10
317	AUD		2.648% due 9/3/12	328
713	CAD		0.195% due 9/4/12	723
28,708,294			Wells Fargo - Grand Cayman, 0.030% due 9/4/12	28,708,294

			TOTAL TIME DEPOSITS (Cost — $34,073,674)	34,073,674

U.S. GOVERNMENT AGENCIES — 3.4%
			Federal Home Loan Bank (FHLB), Discount Notes:
6,850,000			0.120% due 9/7/12(o)	6,849,863
7,470,000			0.110% due 10/19/12(o)	7,468,904
9,900,000			0.160% due 2/20/13(o)	9,892,432
			Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
200,000			0.170% due 2/11/13(o)	199,846
800,000			0.150% due 2/26/13(o)	799,407
2,790,000			Federal National Mortgage Association (FNMA), 0.261% due 10/18/12	2,789,922
			Federal National Mortgage Association (FNMA), Discount Notes:
2,100,000			0.115% due 10/24/12(o)	2,099,645
5,400,000			0.175% due 2/27/13(o)	5,395,301

			TOTAL U.S. GOVERNMENT AGENCIES (Cost — $35,495,320)	35,495,320

U.S. GOVERNMENT OBLIGATIONS — 0.9%
9,212,000			U.S. Treasury Bills, 0.110% due 9/13/12 — 7/25/13(b)(m)(o)	9,206,049

			TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $9,206,049)	9,206,049

			TOTAL SHORT-TERM INVESTMENTS (Cost — $124,736,363)	124,736,363

			TOTAL INVESTMENTS — 108.0% (Cost — $1,062,695,505#)	1,103,407,425

			Liabilities in Excess of Other Assets — (8.0%)	(81,775,802)

			TOTAL NET ASSETS — 100.0%	$1,021,631,623

†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

*	Non-income producing securities.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2012.
(b)	All or a portion of this security is segregated as collateral for open futures contracts, extended settlements, options contracts written, swap contracts, foreign currency contracts, TBA’s and repurchase agreements.
(c)	This security is traded on a TBA basis (see Note 1).
(d)	Rating by Moody’s Investors Service. All ratings are unaudited.
(e)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(f)	Rating by Fitch Ratings Service. All ratings are unaudited.
(g)	Principal only security.
(h)	Illiquid Security.
(i)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(j)	Security is currently in default.
(k)	All or a portion of this security is on loan (See Note 1).
(l)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(m)	All or a portion of this security is held at the broker as collateral for open futures contracts, repurchase agreements, or swap contracts.
(n)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 12.3%.
(o)	Rate shown represents yield-to-maturity.
(p)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,066,183,429.

Abbreviation used in this schedule:

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
EUR	—	Euro Dollar
FSA	—	Financial Security Assurance
GBP	—	British Pound
GO	—	General Obligation
GTDSTD	—	Guaranteed Student Loans
JPY	—	Japanese Yen
MASTR	—	Mortgage Asset Securitization Transactions Inc
NOK	—	Norwegian Krone
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trusts
REMICS	—	Real Estate Mortgage Investment Conduits

See pages 140 and 141 for definition of ratings.

Summary of Investments by Security Type*

Mortgage-Backed Securities	25.1%
Corporate Bonds & Notes	24.3
U.S. Government & Agency Obligations	19.7
Collateralized Mortgage Obligations	13.4
Sovereign Bonds	3.2
Municipal Bonds	1.5
Asset-Backed Securities	1.3
Preferred Stock	0.1
Purchased Options	0.0	**
Common Stock	0.0	**
Warrant	0.0	**
Short-Term Investments	11.4

	100.0%

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

*	As a percentage of total investments.
**	Position represents less than 0.1%

Schedule of Options Contracts Written

Contracts	Security Name	Expiration Date	Strike Price	Value
United States
24	Eurodollar 2 Year Midcurve, Put	12/14/12	$98.63	$600
102	Eurodollar 2 Year Midcurve, Put	12/14/12	98.25	638
180	Eurodollar 3 Year Midcurve, Put	12/14/12	97.75	2,250
46	Eurodollar Futures, Put	9/17/12	98.88	287
1,200,000	Swaption, 3-Month USD-LIBOR, Call	3/18/13	1.40	30,131
1,200,000	Swaption, 3-Month USD-LIBOR, Put	3/18/13	1.40	3,300
15,200,000	Swaption, 3-Month USD-LIBOR, Call	3/18/13	1.40	381,657
15,200,000	Swaption, 3-Month USD-LIBOR, Put	3/18/13	1.40	41,805
31	U.S. Treasury Bonds Futures, Call	9/21/12	150.00	71,203

	Total United States			531,871

	TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $644,647)			$531,871

Schedule of Forward Sale Commitments

Face Amount	Security	Value
	Federal Home Loan Mortgage Corp. (FHLMC):
$2,000,000	5.500% due 9/15/33 (a)	$2,185,000
	Gold:
1,000,000	4.500% due 9/15/34 (a)	1,076,602
	Federal National Mortgage Association (FNMA):
6,000,000	3.500% due 9/15/25 (a)	6,380,625
10,000,000	5.500% due 9/15/33 (a)	10,971,877
5,000,000	6.000% due 9/15/33 (a)	5,509,571
1,000,000	4.000% due 9/15/39 (a)	1,072,344
1,000,000	4.500% due 9/1/42 (a)	1,082,344
	Government National Mortgage Association (GNMA):
3,000,000	6.000% due 10/1/42(a)	3,375,001

	TOTAL OPEN FORWARD SALE COMMITMENTS (Proceeds — $31,603,438)	$31,653,364

(a)	This security is traded on a TBA basis (see Note 1).

For details of other financial instruments held by this fund, refer to Note 3.

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
CORPORATE BONDS & NOTES — 79.0%
Aerospace & Defense — 1.1%
$1,180,000	CCC	DAE Aviation Holdings Inc., Company Guaranteed Notes, 11.250% due 8/1/15(a)	$1,221,300
170,000	B-	Ducommun Inc., Company Guaranteed Notes, 9.750% due 7/15/18	178,712
1,005,000	B	Kratos Defense & Security Solutions Inc., Senior Secured Notes, 10.000% due 6/1/17	1,075,350
330,000	B-	Wyle Services Corp., Senior Subordinated Notes, 10.500% due 4/1/18(a)	358,050

		Total Aerospace & Defense	2,833,412

Airlines — 0.4%
370,000	BBB-	Continental Airlines 2012-1 Class B Pass Thru Trusts, Pass Thru Certificates, 6.250% due 4/11/20	377,400
57,756	BB	Delta Air Lines 2007-1 Class B Pass Through Trust, Pass Thru Certificates, 8.021% due 8/10/22	59,488
117,027	B	Delta Air Lines 2007-1 Class C Pass Through Trust, Pass Thru Certificates, 8.954% due 8/10/14	119,227
53,342	BBB-	Delta Air Lines 2009-1 Series B Pass Through Trust, Pass Thru Certificates, 9.750% due 12/17/16	57,610
30,000	BB+	Delta Air Lines 2010-1 Class B Pass Through Trust, Pass Thru Certificates, 6.375% due 1/2/16(a)	30,000
515,000	BB-	Delta Air Lines Inc., Senior Secured Notes, 9.500% due 9/15/14(a)	543,325

		Total Airlines	1,187,050

Auto Components — 1.7%
		Chrysler Group LLC/CG Co-Issuer Inc., Secured Notes:
1,830,000	B	8.000% due 6/15/19	1,939,800
1,400,000	B	8.250% due 6/15/21	1,484,000
400,000	B+	Pittsburgh Glass Works LLC, Senior Secured Notes, 8.500% due 4/15/16(a)	368,000
85,000	BB-	Tomkins LLC/Tomkins Inc., Secured Notes, 9.000% due 10/1/18	95,200
601,000	B+	Tower Automotive Holdings USA LLC/TA Holdings Finance Inc., Senior Secured Notes, 10.625% due 9/1/17(a)	644,573

		Total Auto Components	4,531,573

Beverages — 0.1%
110,000	BB+	Constellation Brands Inc., Company Guaranteed Notes, 4.625% due 3/1/23	112,475
50,000	B-	Innovation Ventures LLC/Innovation Ventures Finance Corp., Senior Secured Notes, 9.500% due 8/15/19(a)	46,125

		Total Beverages	158,600

Building Products — 0.4%
		Building Materials Corp. of America:
		Senior Notes:
180,000	BB+	6.875% due 8/15/18(a)	193,950
200,000	BB+	6.750% due 5/1/21(a)	219,000
140,000	BB+	Senior Secured Notes, 7.000% due 2/15/20(a)	152,250
		Nortek Inc., Company Guaranteed Notes:
285,000	B	10.000% due 12/1/18	313,500
300,000	B	8.500% due 4/15/21	320,250

		Total Building Products	1,198,950

Chemicals — 1.1%
130,000	B+	Ineos Finance PLC, Senior Secured Notes, 9.000% due 5/15/15(a)	138,450
1,100,000	BB+	LyondellBasell Industries NV, Senior Unsecured Notes, 6.000% due 11/15/21	1,259,500
1,415,000	BB-	Tronox Finance LLC, Company Guaranteed Notes, 6.375% due 8/15/20(a)	1,434,456

		Total Chemicals	2,832,406

Commercial Banks — 4.4%
		Ally Financial Inc.:
		Company Guaranteed Notes:
165,000	B+	6.750% due 12/1/14	178,612
80,000	B+	4.625% due 6/26/15	82,155
645,000	B+	5.500% due 2/15/17	671,528
155,000	B+	6.250% due 12/1/17	168,060
2,820,000	B+	8.000% due 3/15/20	3,313,500
60,000	B+	Senior Unsecured Notes, 7.500% due 12/31/13	64,275

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Commercial Banks — 4.4%—(continued)
$415,000	BBB-	Amsouth Bank, Subordinated Notes, 4.850% due 4/1/13	$419,150
120,000	A-	Bank of America Corp., Senior Unsecured Notes, 6.500% due 8/1/16	136,966
		Barclays Bank PLC, Subordinated Notes:
100,000	BBB+	6.050% due 12/4/17(a)	106,031
240,000	BBB+	10.179% due 6/12/21(a)	301,626
75,000	A	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes, 11.000% due 12/29/49(a)(b)	97,660
210,000	BBB-	Credit Agricole SA, Junior Subordinated Notes, 8.375% due 10/29/49(a)(b)	194,513
390,000	BBB+	Intesa Sanpaolo SpA, Senior Notes, 3.625% due 8/12/15(a)	366,850
1,000,000	BB+	NB Capital Trust II, Limited Guaranteed Notes, 7.830% due 12/15/26	1,006,250
		Royal Bank of Scotland Group PLC:
170,000	BB	Junior Subordinated Notes, 7.648% due 8/29/49(b)	161,500
50,000	BB+	Subordinated Notes, 5.000% due 10/1/14	50,590
100,000	BBB+	Santander Issuances SAU, Bank Guaranteed Notes, 5.911% due 6/20/16(a)	93,779
220,000	BBB-	Société Générale SA, Junior Subordinated Notes, 1.211% due 12/29/49(a)(b)	121,077
		Synovus Financial Corp.:
905,000	B	Senior Unsecured Notes, 7.875% due 2/15/19	995,500
2,120,000	B-	Subordinated Notes, 5.125% due 6/15/17	2,056,400
585,000	BBB+	Wachovia Capital Trust III, Limited Guaranteed Notes, 5.570% due 3/29/49(b)	579,881
620,000	Ba3(c)	Western Alliance Bancorp, Senior Unsecured Notes, 10.000% due 9/1/15	675,800

		Total Commercial Banks	11,841,703

Commercial Services — 2.4%
335,000	B	ACE Cash Express Inc., Senior Secured Notes, 11.000% due 2/1/19(a)	312,388
240,000	B+	Ashtead Capital Inc., Company Guaranteed Notes, 6.500% due 7/15/22(a)	250,500
		Avis Budget Car Rental LLC/Avis Budget Finance Inc., Company Guaranteed Notes:
103,000	B	7.750% due 5/15/16	106,220
380,000	B	8.250% due 1/15/19	412,300
547,000	BB-	Bankrate Inc., Senior Secured Notes, 11.750% due 7/15/15	615,375
155,000	B-	Emergency Medical Services Corp., Company Guaranteed Notes, 8.125% due 6/1/19	166,237
115,000	B+	Geo Group Inc. (The), Company Guaranteed Notes, 7.750% due 10/15/17	125,206
230,000	B+	H&E Equipment Services, Inc., Company Guaranteed Notes, 7.000% due 9/1/22(a)	239,200
250,000	B2(c)	Hertz Corp. (The), Company Guaranteed Notes, 6.750% due 4/15/19(a)	263,750
250,000	B	Live Nation Entertainment Inc., Senior Unsecured Notes, 8.125% due 5/15/18(a)	268,750
320,000	CCC+	Monitronics International Inc., Company Guaranteed Notes, 9.125% due 4/1/20	328,000
310,000	CCC+	NES Rentals Holdings Inc., Secured Notes, 12.250% due 4/15/15(a)	306,900
60,000	B	Pharmaceutical Product Development Inc., Senior Unsecured Notes, 9.500% due 12/1/19(a)	67,200
		ServiceMaster Co.:
180,000	B-	Company Guaranteed Notes, 8.000% due 2/15/20	192,825
140,000	B-	Senior Notes, 7.000% due 8/15/20(a)	143,150
300,000	BB	Sotheby’s, Company Guaranteed Notes, 7.750% due 6/15/15	331,125
625,000	BB-	Stewart Enterprises Inc., Company Guaranteed Notes, 6.500% due 4/15/19	665,625
160,000	B-	TransUnion Holding Co., Inc., Senior Unsecured Notes, 9.625% due 6/15/18(a)(d)	174,400
1,000,000	B+	UR Financing Escrow Corp., Company Guaranteed Notes, 7.625% due 4/15/22(a)	1,082,500
350,000	B+	UR Merger Sub Corp., Company Guaranteed Notes, 7.375% due 5/15/20(a)	371,875

		Total Commercial Services	6,423,526

Commercial Services & Supplies — 1.6%
855,000	CCC	Altegrity Inc., Company Guaranteed Notes, 11.750% due 5/1/16(a)	718,200
740,000	B+	American Reprographics Co., Company Guaranteed Notes, 10.500% due 12/15/16	769,600
		Cenveo Corp.:
205,000	CCC+	Company Guaranteed Notes, 7.875% due 12/1/13	205,000
1,455,000	B-	Secured Notes, 8.875% due 2/1/18	1,331,325
285,000	B-	FGI Operating Co. LLC/FGI Finance Inc., Senior Secured Notes, 7.875% due 5/1/20(a)	301,388
100,000	BB-	JM Huber Corp., Senior Unsecured Notes, 9.875% due 11/1/19(a)	111,250
	CCC+	Park-Ohio Industries Inc., Company Guaranteed Notes, 8.125% due 4/1/21	843,525
130,000	B+	United Rentals North America Inc., Company Guaranteed Notes, 10.875% due 6/15/16	146,087

		Total Commercial Services & Supplies	4,426,375

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Containers & Packaging — 0.4%
$400,000	CCC+	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Company Guaranteed Notes, 9.125% due 10/15/20(a)	$419,000
255,000	B	Packaging Dynamics Corp., Senior Secured Notes, 8.750% due 2/1/16(a)	271,894
660,000	B-	Pactiv Corp., Senior Unsecured Notes, 7.950% due 12/15/25(e)	514,800

		Total Containers & Packaging	1,205,694

Diversified Consumer Services — 0.1%
210,000	B-	Carriage Services Inc., Company Guaranteed Notes, 7.875% due 1/15/15	213,806
130,000	BB-	Service Corp. International, Senior Unsecured Notes, 7.500% due 4/1/27	136,988

		Total Diversified Consumer Services	350,794

Diversified Financial Services — 4.5%
		CIT Group Inc.:
641,645	BB-	Company Guaranteed Notes, 7.000% due 5/2/16(a)	644,051
1,000,000	BB-	Senior Unsecured Notes, 5.375% due 5/15/20	1,041,875
1,032,387	B-	E*Trade Financial Corp., Senior Unsecured Notes, 12.500% due 11/30/17	1,183,374
220,000	BB-	General Motors Financial Co., Inc., Company Guaranteed Notes, 6.750% due 6/1/18	244,216
		International Lease Finance Corp., Senior Unsecured Notes:
350,000	BBB-	6.375% due 3/25/13	358,750
215,000	BBB-	5.625% due 9/20/13	223,062
1,000,000	BBB-	8.625% due 9/15/15	1,125,000
1,150,000	BBB-	8.875% due 9/1/17	1,341,188
1,050,000	BBB-	8.625% due 1/15/22	1,241,625
1,605,000	BBB-	5.875% due 8/15/22	1,617,948
276,000	NR	Jack Cooper Holdings Corp., Senior Secured Notes, 13.750% due 12/15/15(a)	278,760
		Nuveen Investments Inc.:
665,000	CCC	Company Guaranteed Notes, 10.500% due 11/15/15	679,962
450,000	CCC	Senior Unsecured Notes, 5.500% due 9/15/15	409,500
1,415,000	B-	Offshore Group Investments Ltd., Senior Secured Notes, 11.500% due 8/1/15	1,570,650
45,000	B	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes, 9.500% due 6/15/19(a)	47,925
160,000	B+	SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes, 8.875% due 8/1/20(a)	165,600

		Total Diversified Financial Services	12,173,486

Diversified Telecommunication Services — 4.9%
		Cincinnati Bell Inc., Company Guaranteed Notes:
265,000	B	8.250% due 10/15/17	284,875
1,605,000	CCC+	8.750% due 3/15/18	1,629,075
35,000	BB-	Cincinnati Bell Telephone Co. LLC, Company Guaranteed Notes, 6.300% due 12/1/28	30,800
		Cricket Communications Inc.:
455,000	B-	Company Guaranteed Notes, 7.750% due 10/15/20	443,625
1,015,000	B+	Senior Secured Notes, 7.750% due 5/15/16	1,075,900
430,000	BB	Frontier Communications Corp., Senior Unsecured Notes, 8.500% due 4/15/20	481,600
135,000	BB+	Inmarsat Finance PLC, Company Guaranteed Notes, 7.375% due 12/1/17(a)	147,487
		Intelsat Jackson Holdings SA, Company Guaranteed Notes:
115,000	CCC+	11.250% due 6/15/16	121,469
1,735,000	B	7.250% due 10/15/20(a)	1,878,137
775,000	B-	ITC Deltacom Inc., Senior Secured Notes, 10.500% due 4/1/16	838,938
		Level 3 Financing Inc., Company Guaranteed Notes:
295,000	CCC	4.469% due 2/15/15(b)	293,525
362,000	CCC	10.000% due 2/1/18	399,105
265,000	CCC	9.375% due 4/1/19	291,500
1,310,000	CCC	7.000% due 6/1/20(a)	1,308,363
1,170,000	CCC	8.625% due 7/15/20	1,256,287
130,000	B	tw telecom holdings inc., Company Guaranteed Notes, 8.000% due 3/1/18	144,950
340,000	BB-	UPCB Finance V Ltd., Senior Secured Notes, 7.250% due 11/15/21(a)	372,300

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Diversified Telecommunication Services — 4.9%—(continued)
		West Corp., Company Guaranteed Notes:
$320,000	B	8.625% due 10/1/18	$326,400
110,000	B	7.875% due 1/15/19	109,450
260,000	BB-	Wind Acquisition Finance SA, Secured Notes, 11.750% due 7/15/17(a)	239,200
887,337	B	Wind Acquisition Holdings Finance SA, Senior Secured Notes, 12.250% due 7/15/17(a)(d)	625,573
		Windstream Corp., Company Guaranteed Notes:
310,000	B	7.500% due 6/1/22	317,750
630,000	B	7.500% due 4/1/23	642,600

		Total Diversified Telecommunication Services	13,258,909

Electric Utilities — 2.4%
750,000	BB-	AES Corp. (The), Senior Unsecured Notes, 7.375% due 7/1/21	862,500
		Calpine Corp., Senior Secured Notes:
1,135,000	BB-	7.250% due 10/15/17(a)	1,220,125
250,000	BB-	7.875% due 1/15/23(a)	283,750
		Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc.:
1,060,000	CC	Secured Notes, 11.750% due 3/1/22(a)	1,134,200
810,000	B-	Senior Secured Notes, 10.000% due 12/1/20	913,275
43,922	B	FPL Energy National Wind Portfolio LLC, Senior Secured Notes, 6.125% due 3/25/19(a)(f)	34,380
960,000	B+	GenOn REMA LLC, Pass Thru Certificates, 9.681% due 7/2/26	1,032,000
246,095	B-	Midwest Generation LLC, Pass Thru Certificates, 8.560% due 1/2/16	216,564
420,279	B+	Mirant Mid Atlantic Pass Through Trust B, Pass Thru Certificates, 9.125% due 6/30/17	451,800
311,774	B+	Mirant Mid Atlantic Pass Through Trust C, Pass Thru Certificates, 10.060% due 12/30/28	346,069
50,000	CCC	Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes, 11.500% due 10/1/20(a)	40,500

		Total Electric Utilities	6,535,163

Electronic Equipment & Instruments — 1.2%
190,000	B+	Belden Inc., Company Guaranteed Notes, 5.500% due 9/1/22(a)	191,425
300,000	B	Coleman Cable Inc., Company Guaranteed Notes, 9.000% due 2/15/18	319,500
680,000	B+	NXP BV/NXP Funding LLC, Senior Secured Notes, 9.750% due 8/1/18(a)	780,300
1,875,000	B	Sanmina-SCI Corp., Company Guaranteed Notes, 7.000% due 5/15/19(a)	1,893,750

		Total Electronic Equipment & Instruments	3,184,975

Energy Equipment & Services — 1.2%
		Chesapeake Midstream Partners LP/CHKM Finance Corp., Company Guaranteed Notes:
1,060,000	BB-	5.875% due 4/15/21	1,089,150
270,000	BB-	6.125% due 7/15/22	281,475
130,000	NR	Dynegy Roseton LLC/Dynegy Danskammer LLC Pass Through Trust, Series B, Pass Thru Certificates, 7.670% due 11/8/16(g)	83,200
225,000	B+	First Wind Capital LLC, Senior Secured Notes, 10.250% due 6/1/18(a)	226,125
355,000	B	Forbes Energy Services Ltd., Company Guaranteed Notes, 9.000% due 6/15/19	346,125
500,000	BB-	Hornbeck Offshore Services Inc., Company Guaranteed Notes, 5.875% due 4/1/20	512,500
200,000	BB	Petroleum Geo-Services ASA, Company Guaranteed Notes, 7.375% due 12/15/18(a)	214,500
140,000	BB	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes, 6.375% due 8/1/22(a)	147,000
390,000	CCC	Xinergy Corp., Senior Secured Notes, 9.250% due 5/15/19(a)	262,275

		Total Energy Equipment & Services	3,162,350

Food Products — 0.6%
110,000	B-	Harmony Foods Corp., Senior Secured Notes, 10.000% due 5/1/16(a)	114,400
200,000	B+	Post Holdings Inc., Company Guaranteed Notes, 7.375% due 2/15/22(a)	211,750
800,000	CCC-	Simmons Foods Inc., Secured Notes, 10.500% due 11/1/17(a)	696,000
	B	Viskase Cos., Inc., Secured Notes, 9.875% due 1/15/18(a)	661,500

		Total Food Products	1,683,650

Gas Utilities — 0.9%
		Sabine Pass LNG LP, Senior Secured Notes:
345,000	BB+	7.250% due 11/30/13	360,525

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Gas Utilities — 0.9%—(continued)
$1,845,000	BB+	7.500% due 11/30/16	$1,983,375

		Total Gas Utilities	2,343,900

Health Care Equipment & Supplies — 0.8%
205,000	B-	Alere Inc., Company Guaranteed Notes, 8.625% due 10/1/18	212,688
		Biomet Inc., Company Guaranteed Notes:
555,000	B-	11.625% due 10/15/17	595,931
225,000	B-	6.500% due 8/1/20(a)	234,000
		DJO Finance LLC/DJO Finance Corp., Company Guaranteed Notes:
720,000	B-	10.875% due 11/15/14	755,100
210,000	B-	7.750% due 4/15/18	193,200
110,000	BB	Hologic Inc., Company Guaranteed Notes, 6.250% due 8/1/20(a)	117,012

		Total Health Care Equipment & Supplies	2,107,931

Health Care Providers & Services — 4.0%
450,000	B-	Acadia Healthcare Co., Inc., Company Guaranteed Notes, 12.875% due 11/1/18	524,250
130,000	BB+	AMERIGROUP Corp., Senior Unsecured Notes, 7.500% due 11/15/19	152,100
		CHS/Community Health Systems Inc.:
		Company Guaranteed Notes:
620,000	B	8.000% due 11/15/19	672,700
130,000	B	7.125% due 7/15/20	136,338
180,000	BB	Senior Secured Notes, 5.125% due 8/15/18	186,075
465,000	CCC+	CRC Health Corp., Company Guaranteed Notes, 10.750% due 2/1/16	417,337
225,000	B	DaVita Inc., Company Guaranteed Notes, 5.750% due 8/15/22	235,125
60,000	BB+	Fresenius Medical Care US Finance II Inc., Company Guaranteed Notes, 5.875% due 1/31/22(a)	63,900
500,000	BB+	Fresenius Medical Care US Finance Inc., Company Guaranteed Notes, 6.875% due 7/15/17	572,500
205,000	B	Hanger Orthopedic Group Inc., Company Guaranteed Notes, 7.125% due 11/15/18	214,737
		HCA Inc.:
39,000	BB	Secured Notes, 9.875% due 2/15/17	42,315
		Senior Secured Notes:
210,000	BB	8.500% due 4/15/19	237,825
60,000	BB	7.250% due 9/15/20	66,788
620,000	BB	5.875% due 3/15/22	662,625
		Senior Unsecured Notes:
960,000	B-	6.250% due 2/15/13	984,000
60,000	B-	7.690% due 6/15/25	58,800
615,000	B-	OnCure Holdings Inc., Secured Notes, 11.750% due 5/15/17	375,150
50,000	B	Physiotherapy Associates Holdings Inc., Senior Unsecured Notes, 11.875% due 5/1/19(a)	52,500
500,000	CCC+	Radnet Management Inc., Company Guaranteed Notes, 10.375% due 4/1/18	506,250
134,000	B-	Select Medical Corp., Company Guaranteed Notes, 7.625% due 2/1/15	135,926
610,000	B-	Select Medical Holdings Corp., Senior Unsecured Notes, 6.494% due 9/15/15(b)	610,000
		Tenet Healthcare Corp.:
		Senior Secured Notes:
100,000	BB-	10.000% due 5/1/18	115,500
60,000	BB-	6.250% due 11/1/18	65,438
1,722,000	BB-	8.875% due 7/1/19	1,967,385
380,000	CCC+	Senior Unsecured Notes, 6.875% due 11/15/31	333,450
1,220,000	B-	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II Inc., Company Guaranteed Notes, 8.000% due 2/1/18(a)	1,287,100

		Total Health Care Providers & Services	10,676,114

Hotels, Restaurants & Leisure — 7.3%
140,000	B	Affinity Gaming LLC/Affinity Gaming Finance Corp., Company Guaranteed Notes, 9.000% due 5/15/18(a)	143,150
		AMC Entertainment Inc., Company Guaranteed Notes:
1,425,000	B-	8.750% due 6/1/19	1,567,500
320,000	CCC+	9.750% due 12/1/20	355,200

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Hotels, Restaurants & Leisure — 7.3%—(continued)
		Ameristar Casinos Inc., Company Guaranteed Notes:
$1,360,000	B+	7.500% due 4/15/21	$1,465,400
310,000	B+	7.500% due 4/15/21(a)	334,025
145,175	NR	Bossier Casino Venture Holdco Inc., Senior Secured Notes, 14.000% due 2/9/18(a)(d)(f)(h)	124,662
		Boyd Gaming Corp., Company Guaranteed Notes:
460,000	B	9.125% due 12/1/18	478,975
394,000	B	9.000% due 7/1/20(a)	392,522
		Caesars Entertainment Operating Co., Inc.:
500,000	CCC	Company Guaranteed Notes, 10.750% due 2/1/16	380,000
100,000	CCC	Secured Notes, 10.000% due 12/15/15	86,250
305,000	B	Senior Secured Notes, 11.250% due 6/1/17	330,163
1,675,000	B	Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes, 9.000% due 2/15/20(a)	1,676,047
230,000	B-	Carrols Restaurant Group Inc., Secured Notes, 11.250% due 5/15/18(a)	247,825
170,000	CCC+	CCM Merger Inc., Company Guaranteed Notes, 9.125% due 5/1/19(a)	171,700
200,000	BB	Choice Hotels International Inc., Company Guaranteed Notes, 5.750% due 7/1/22	215,500
65,000	NR	Fontainebleau Las Vegas Holdings LLC, 2nd Mortgage Notes, 10.250% due 6/15/15(a)(g)	122
515,000	B	Gaylord Entertainment Co., Company Guaranteed Notes, 6.750% due 11/15/14	517,575
475,000	BB-	GWR Operating Partnership LLP, 1st Mortgage Notes, 10.875% due 4/1/17	537,937
450,000	B	HOA Restaurant Group LLC/HOA Finance Corp., Secured Notes, 11.250% due 4/1/17(a)	416,812
		Isle of Capri Casinos Inc., Company Guaranteed Notes:
320,000	B-	7.750% due 3/15/19	341,600
455,000	CCC+	8.875% due 6/15/20(a)	468,650
730,000	CCC+	Landry’s Inc., Senior Notes, 9.375% due 5/1/20(a)	775,625
		Lions Gate Entertainment Inc., Secured Notes:
225,000	B	10.250% due 11/1/16	252,000
1,100,000	B	10.250% due 11/1/16(a)	1,232,000
		Marina District Finance Co., Inc., Senior Secured Notes:
135,000	B+	9.500% due 10/15/15(e)	134,325
95,000	B+	9.875% due 8/15/18	92,031
140,000	B-	Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes, 12.000% due 6/1/17(a)	146,300
		MGM Resorts International:
195,000	B-	Company Guaranteed Notes, 8.625% due 2/1/19(a)	208,650
		Senior Secured Notes:
870,000	B+	13.000% due 11/15/13	987,450
25,000	B+	10.375% due 5/15/14	28,500
55,000	B+	11.125% due 11/15/17	61,462
750,000	B+	9.000% due 3/15/20(a)	840,938
		Mohegan Tribal Gaming Authority, Secured Notes:
610,000	CCC	10.500% due 12/15/16(a)	545,950
130,000	CCC	11.500% due 11/1/17(a)	136,500
		NCL Corp., Ltd.:
550,000	BB	Senior Secured Notes, 11.750% due 11/15/16	636,625
450,000	B+	Senior Unsecured Notes, 9.500% due 11/15/18	497,250
1,240,000	B-	Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp., Senior Secured Notes, 8.875% due 4/15/17(a)	1,305,100
		Pinnacle Entertainment Inc., Company Guaranteed Notes:
50,000	B	8.750% due 5/15/20	55,125
100,000	B	7.750% due 4/1/22	108,000
		Royal Caribbean Cruises Ltd., Senior Unsecured Notes:
200,000	BB	6.875% due 12/1/13	211,500
165,000	BB	11.875% due 7/15/15	202,125
300,000	CCC+	Seven Seas Cruises S de RL LLC, Secured Notes, 9.125% due 5/15/19	313,500
120,000	B	Snoqualmie Entertainment Authority, Senior Secured Notes, 4.476% due 2/1/14(a)(b)	118,200
15,000	NR	Station Casinos Inc., Senior Subordinated Notes, 6.625% due 3/15/18(f)(g)	0
345,000	CCC+	Wok Acquisition Corp., Company Guaranteed Notes, 10.250% due 6/30/20(a)	363,113

		Total Hotels, Restaurants & Leisure	19,503,884

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Household Durables — 0.2%
$460,000	BB-	Taylor Morrison Communities Inc./Monarch Communities Inc., Company Guaranteed Notes, 7.750% due 4/15/20(a)	$488,750

Household Products — 1.7%
		Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
		Company Guaranteed Notes:
1,890,000	B-	9.000% due 4/15/19	1,930,163
1,030,000	B-	9.875% due 8/15/19	1,094,375
100,000	BB-	Senior Secured Notes, 7.875% due 8/15/19	111,750
1,250,000	B-	Spectrum Brands Inc., Company Guaranteed Notes, 6.750% due 3/15/20(a)	1,317,187

		Total Household Products	4,453,475

Independent Power Producers & Energy Traders — 0.7%
394,568	B	AES Ironwood LLC, Senior Secured Notes, 8.857% due 11/30/25	456,713
		NRG Energy Inc., Company Guaranteed Notes:
130,000	BB-	7.375% due 1/15/17	135,362
175,000	BB-	7.625% due 1/15/18	188,125
500,000	BB-	7.625% due 5/15/19	525,000
110,000	BB-	8.250% due 9/1/20	119,075
155,000	BB-	7.875% due 5/15/21	166,625
370,000	BB-	Red Oak Power LLC, Senior Secured Notes, 9.200% due 11/30/29	402,375

		Total Independent Power Producers & Energy Traders	1,993,275

Industrial — 0.5%
1,330,000	B	SunGard Data Systems Inc., Company Guaranteed Notes, 7.625% due 11/15/20	1,433,075

Insurance — 0.7%
		HUB International Holdings Inc.:
945,000	CCC+	Senior Subordinated Notes, 10.250% due 6/15/15(a)	975,713
805,000	CCC+	Senior Unsecured Notes, 9.000% due 12/15/14(a)	826,131
80,000	BBB	ING Capital Funding Trust III, Company Guaranteed Notes, 4.061% due 12/29/49(b)	69,150
100,000	BB	Liberty Mutual Group Inc., Company Guaranteed Notes, 7.800% due 3/15/37(a)	106,375

		Total Insurance	1,977,369

Internet & Catalog Retail — 0.2%
475,000	BB-	NetFlix Inc., Company Guaranteed Notes, 8.500% due 11/15/17	510,625

Internet Software & Services — 0.5%
400,000	B-	Cogent Communications Group Inc., Senior Secured Notes, 8.375% due 2/15/18(a)	437,000
785,000	B-	EarthLink Inc., Company Guaranteed Notes, 8.875% due 5/15/19	794,812
150,000	B	Zayo Escrow Corp./Zayo Capital Inc., Senior Secured Notes, 8.125% due 1/1/20(a)	160,125

		Total Internet Software & Services	1,391,937

Leisure Equipment & Products — 0.1%
240,000	B	Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes, 10.500% due 7/1/19(a)	253,200

Machinery — 0.5%
800,000	B	Dematic SA, Senior Secured Notes, 8.750% due 5/1/16(a)	856,000
295,000	B+	Manitowoc Co., Inc. (The), Company Guaranteed Notes, 8.500% due 11/1/20	328,188
175,000	B+	Mcron Finance Sub LLC Finance Corp., Senior Secured Notes, 8.375% due 5/15/19(a)	180,687

		Total Machinery	1,364,875

Media — 6.1%
300,000	B	Carmike Cinemas Inc., Secured Notes, 7.375% due 5/15/19	322,125
		CCO Holdings LLC/CCO Holdings Capital Corp., Company Guaranteed Notes:
180,000	BB-	8.125% due 4/30/20	203,400
460,000	BB-	7.375% due 6/1/20	512,900
1,310,000	BB-	6.625% due 1/31/22	1,424,625
230,000	BB-	5.250% due 9/30/22	228,850
630,000	B	Cengage Learning Acquisitions Inc., Senior Secured Notes, 11.500% due 4/15/20(a)	666,225

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Media — 6.1%—(continued)
$515,000	CCC+	Clear Channel Communications Inc., Senior Secured Notes, 9.000% due 3/1/21	$444,188
		Clear Channel Worldwide Holdings Inc., Company Guaranteed Notes:
200,000	B	9.250% due 12/15/17	218,250
370,000	B	7.625% due 3/15/20	360,450
515,000	B	Crown Media Holdings Inc., Company Guaranteed Notes, 10.500% due 7/15/19	570,362
		CSC Holdings LLC, Senior Unsecured Notes:
450,000	BB	7.625% due 7/15/18	514,125
860,000	BB	6.750% due 11/15/21(a)	933,100
820,000	CCC+	Cumulus Media Holdings Inc., Company Guaranteed Notes, 7.750% due 5/1/19(e)	779,000
		DISH DBS Corp., Company Guaranteed Notes:
375,000	BB-	7.125% due 2/1/16	414,375
1,450,000	BB-	7.875% due 9/1/19	1,672,938
870,000	BB-	5.875% due 7/15/22(a)	880,875
345,000	B-	Entercom Radio LLC, Company Guaranteed Notes, 10.500% due 12/1/19	379,500
266,000	B	Entravision Communications Corp., Senior Secured Notes, 8.750% due 8/1/17	286,615
580,000	CCC+	Gray Television Inc., Secured Notes, 10.500% due 6/29/15	629,300
230,000	CCC	LBI Media Inc., Senior Secured Notes, 9.250% due 4/15/19(a)	210,450
450,000	CCC+	LIN Television Corp., Company Guaranteed Notes, 8.375% due 4/15/18	472,500
330,000	B+	Nara Cable Funding Ltd., Senior Secured Notes, 8.875% due 12/1/18(a)	301,125
650,000	B	Nexstar Broadcasting Inc./Mission Broadcasting Inc., Secured Notes, 8.875% due 4/15/17	702,000
130,000	BB-	Nielsen Finance LLC/Nielsen Finance Co., Company Guaranteed Notes, 11.500% due 5/1/16	146,250
150,000	B-	Ono Finance II PLC, Company Guaranteed Notes, 10.875% due 7/15/19(a)	120,750
		Sirius XM Radio Inc.:
290,000	BB	Company Guaranteed Notes, 8.750% due 4/1/15(a)	332,050
1,550,000	BB	Senior Unsecured Notes, 5.250% due 8/15/22(a)	1,557,750
		Univision Communications Inc., Senior Secured Notes:
310,000	B+	6.875% due 5/15/19(a)	321,625
690,000	B+	7.875% due 11/1/20(a)	743,475
135,000	BB	XM Satellite Radio Inc., Company Guaranteed Notes, 13.000% due 8/1/13(a)	150,356

		Total Media	16,499,534

Metals & Mining — 2.0%
		FMG Resources August 2006 Pty Ltd.:
		Company Guaranteed Notes:
540,000	BB-	7.000% due 11/1/15(a)	533,250
290,000	BB-	6.375% due 2/1/16(a)	279,850
60,000	BB-	8.250% due 11/1/19(a)	60,000
		Senior Unsecured Notes:
310,000	BB-	6.000% due 4/1/17(a)	293,725
500,000	BB-	6.875% due 4/1/22(a)	461,875
130,000	B	Global Brass & Copper Inc., Senior Secured Notes, 9.500% due 6/1/19(a)	137,475
545,000	B-	Horsehead Holding Corp., Senior Secured Notes, 10.500% due 6/1/17(a)	546,363
790,000	CCC+	Midwest Vanadium Pty Ltd., Senior Secured Notes, 11.500% due 2/15/18(a)	541,150
110,000	CCC+	Mirabela Nickel Ltd., Senior Unsecured Notes, 8.750% due 4/15/18(a)	81,675
220,000	CCC	Ryerson Holding Corp., Senior Secured Notes, 0.0% due 2/1/15	112,200
210,000	CCC+	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	214,725
650,000	BB+	Steel Dynamics Inc., Company Guaranteed Notes, 7.625% due 3/15/20	710,125
1,390,000	CCC	Thompson Creek Metals Co., Inc., Company Guaranteed Notes, 12.500% due 5/1/19	1,264,900

		Total Metals & Mining	5,237,313

Multiline Retail — 0.1%
150,000	BB-	Neiman Marcus Group Inc., Senior Secured Notes, 7.125% due 6/1/28	144,750
40,000	B-	New Albertsons Inc., Unsecured Notes, 7.250% due 5/1/13	40,000

		Total Multiline Retail	184,750

Office Electronics — 0.2%
410,000	B	CDW LLC/CDW Finance Corp., Senior Secured Notes, 8.000% due 12/15/18	457,150

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 12.9%
$1,900,000	BB-	Alpha Appalachia Holdings Inc., Company Guaranteed Notes, 3.250% due 8/1/15(e)	$1,714,750
		Arch Coal Inc., Company Guaranteed Notes:
940,000	B-	8.750% due 8/1/16(e)	944,700
480,000	B-	7.000% due 6/15/19(e)	436,800
100,000	BB	Atwood Oceanics Inc., Senior Unsecured Notes, 6.500% due 2/1/20	107,250
		Basic Energy Services Inc., Company Guaranteed Notes:
270,000	B+	7.125% due 4/15/16	271,350
360,000	B+	7.750% due 2/15/19	358,200
		Berry Petroleum Co., Senior Unsecured Notes:
350,000	B+	6.750% due 11/1/20	376,250
90,000	B+	6.375% due 9/15/22	96,075
250,000	BB-	Bill Barrett Corp., Company Guaranteed Notes, 9.875% due 7/15/16	276,875
400,000	NR	Callon Petroleum Co., Secured Notes, 13.000% due 9/15/16	414,000
		Calumet Specialty Products Partners LP/Calumet Finance Corp., Company Guaranteed Notes:
190,000	B	9.375% due 5/1/19	200,450
170,000	B	9.625% due 8/1/20(a)	181,475
		Chaparral Energy Inc., Company Guaranteed Notes:
160,000	B-	9.875% due 10/1/20	182,400
1,220,000	B-	7.625% due 11/15/22(a)	1,296,250
		Chesapeake Energy Corp., Company Guaranteed Notes:
280,000	BB-	9.500% due 2/15/15	308,700
150,000	BB-	6.875% due 8/15/18	155,250
500,000	BB-	6.775% due 3/15/19	504,375
595,000	BB-	6.625% due 8/15/20(e)	614,337
		Cie Générale de Géophysique — Veritas, Company Guaranteed Notes:
250,000	BB-	9.500% due 5/15/16	273,750
400,000	BB-	6.500% due 6/1/21	418,500
280,000	BB	Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes, 9.000% due 4/1/15(a)	299,600
		Comstock Resources Inc., Company Guaranteed Notes:
415,000	B-	7.750% due 4/1/19	410,850
140,000	B-	9.500% due 6/15/20	148,050
		Concho Resources Inc., Company Guaranteed Notes:
625,000	BB+	7.000% due 1/15/21	700,000
40,000	BB+	5.500% due 10/1/22	41,350
		CONSOL Energy Inc., Company Guaranteed Notes:
640,000	BB	8.250% due 4/1/20	692,800
200,000	BB	6.375% due 3/1/21	199,000
550,000	BB+	Continental Resources Inc., Company Guaranteed Notes, 5.000% due 9/15/22	577,500
		Crosstex Energy LP/Crosstex Energy Finance Corp., Company Guaranteed Notes:
190,000	B+	8.875% due 2/15/18	203,181
70,000	B+	7.125% due 6/1/22(a)	69,825
730,000	BB	Denbury Resources Inc., Company Guaranteed Notes, 8.250% due 2/15/20	832,200
		El Paso Corp., Senior Unsecured Notes:
200,000	BB	8.050% due 10/15/30	236,852
10,000	BB	7.800% due 8/1/31	11,795
570,000	B-	Energy Partners Ltd., Company Guaranteed Notes, 8.250% due 2/15/18	580,688
250,000	B	Energy XXI Gulf Coast Inc., Company Guaranteed Notes, 9.250% due 12/15/17	280,000
220,000	BB+	Enterprise Products Operating LLC, Company Guaranteed Notes, 8.375% due 8/1/66(b)	246,607
380,000	B-	EV Energy Partners LP/EV Energy Finance Corp., Company Guaranteed Notes, 8.000% due 4/15/19	394,250
740,000	CCC+	EXCO Resources Inc., Company Guaranteed Notes, 7.500% due 9/15/18	677,100
305,000	CCC+	Goodrich Petroleum Corp., Company Guaranteed Notes, 8.875% due 3/15/19	297,375
280,000	CCC+	Halcon Resources Corp., Company Guaranteed Notes, 9.750% due 7/15/20(a)	286,300
93,000	B	Helix Energy Solutions Group Inc., Company Guaranteed Notes, 9.500% due 1/15/16(a)	97,301
		Hercules Offshore Inc.:
		Company Guaranteed Notes:
1,050,000	B-	10.500% due 10/15/17(a)	1,092,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 12.9%—(continued)
$1,095,000	B-	10.250% due 4/1/19(a)	$1,125,113
330,000	B+	Senior Secured Notes, 7.125% due 4/1/17(a)	340,312
		Key Energy Services Inc., Company Guaranteed Notes:
150,000	BB-	6.750% due 3/1/21	153,375
230,000	BB-	6.750% due 3/1/21(a)	234,025
690,000	CCC+	Kodiak Oil & Gas Corp., Company Guaranteed Notes, 8.125% due 12/1/19(a)	733,988
		Linn Energy LLC/Linn Energy Finance Corp., Company Guaranteed Notes:
424,000	B	6.250% due 11/1/19(a)	419,230
140,000	B	8.625% due 4/15/20	151,900
145,000	B	7.750% due 2/1/21	151,888
470,000	CCC+	Magnum Hunter Resources Corp., Company Guaranteed Notes, 9.750% due 5/15/20(a)	466,475
		MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Company Guaranteed Notes:
500,000	BB	6.500% due 8/15/21	538,750
300,000	BB	6.250% due 6/15/22	320,250
520,000	BB	MEG Energy Corp., Company Guaranteed Notes, 6.375% due 1/30/23(a)	542,750
210,000	CCC+	Milagro Oil & Gas Inc., Secured Notes, 10.500% due 5/15/16	148,050
220,000	BBB-	Newfield Exploration Co., Senior Unsecured Notes, 5.625% due 7/1/24	238,975
145,000	B	Oasis Petroleum Inc., Company Guaranteed Notes, 7.250% due 2/1/19	153,700
100,000	BB	Oil States International Inc., Company Guaranteed Notes, 6.500% due 6/1/19	106,750
		Parker Drilling Co., Company Guaranteed Notes:
360,000	B+	9.125% due 4/1/18	387,900
60,000	B+	9.125% due 4/1/18(a)	64,650
		Peabody Energy Corp., Company Guaranteed Notes:
400,000	BB+	6.500% due 9/15/20	416,000
100,000	BB+	7.875% due 11/1/26	107,250
230,000	B	Petroquest Energy Inc., Company Guaranteed Notes, 10.000% due 9/1/17	236,900
765,000	B+	Pioneer Drilling Co., Company Guaranteed Notes, 9.875% due 3/15/18	831,937
		Plains Exploration & Production Co., Company Guaranteed Notes:
1,290,000	BB-	6.125% due 6/15/19	1,367,400
680,000	BB-	8.625% due 10/15/19	773,500
40,000	BB-	6.750% due 2/1/22	43,400
90,000	BB+	QEP Resources Inc., Senior Unsecured Notes, 5.375% due 10/1/22	92,475
840,000	CCC+	Quicksilver Resources Inc., Company Guaranteed Notes, 11.750% due 1/1/16	827,400
130,000	BB	Range Resources Corp., Company Guaranteed Notes, 8.000% due 5/15/19	144,300
250,000	BB	Regency Energy Partners LP/Regency Energy Finance Corp., Company Guaranteed Notes, 6.875% due 12/1/18	271,250
275,000	B-	Resolute Energy Corp., Company Guaranteed Notes, 8.500% due 5/1/20(a)	283,594
		Rockies Express Pipeline LLC, Senior Unsecured Notes:
1,160,000	BB	6.850% due 7/15/18(a)	1,194,800
440,000	BB	5.625% due 4/15/20(a)	422,400
250,000	BB-	Rosetta Resources Inc., Company Guaranteed Notes, 9.500% due 4/15/18	276,875
490,000	B	Samson Investment Co., Senior Unsecured Notes, 9.750% due 2/15/20(a)	505,312
		SandRidge Energy Inc., Company Guaranteed Notes:
250,000	B	9.875% due 5/15/16	275,625
180,000	B	7.500% due 3/15/21	183,150
250,000	BBB-	SESI LLC, Company Guaranteed Notes, 7.125% due 12/15/21	279,375
430,000	BB	SM Energy Co., Senior Unsecured Notes, 6.500% due 1/1/23(a)	448,812
230,000	BB-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Unsecured Notes, 7.375% due 3/15/20	244,950
250,000	B+	Swift Energy Co., Company Guaranteed Notes, 7.875% due 3/1/22	261,250
365,000	B	W&T Offshore Inc., Company Guaranteed Notes, 8.500% due 6/15/19	395,113
475,000	BB	Western Refining Inc., Senior Secured Notes, 11.250% due 6/15/17(a)	532,000
470,000	CCC+	Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes, 10.750% due 2/1/18	438,275

		Total Oil, Gas & Consumable Fuels	34,637,785

Paper & Forest Products — 1.4%
		Appleton Papers Inc.:
310,000	CCC+	Secured Notes, 11.250% due 12/15/15	311,550

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Paper & Forest Products — 1.4%—(continued)
$800,000	B+	Senior Secured Notes, 10.500% due 6/15/15(a)	$860,000
1,185,000	BB	Boise Paper Holdings LLC/Boise Co-Issuer Co., Company Guaranteed Notes, 8.000% due 4/1/20	1,315,350
160,000	BB	Boise Paper Holdings LLC/Boise Finance Co., Company Guaranteed Notes, 9.000% due 11/1/17	178,000
430,000	CCC+	Exopack Holding Corp., Company Guaranteed Notes, 10.000% due 6/1/18	423,550
		Verso Paper Holdings LLC/Verso Paper Inc.:
36,000	CCC+	Company Guaranteed Notes, 11.375% due 8/1/16	22,140
199,000	BB-	Senior Secured Notes, 11.750% due 1/15/19(a)	191,805
410,000	B	Xerium Technologies Inc., Company Guaranteed Notes, 8.875% due 6/15/18	357,725

		Total Paper & Forest Products	3,660,120

Personal Products — 0.2%
425,000	B	Revlon Consumer Products Corp., Secured Notes, 9.750% due 11/15/15	452,625

Pharmaceuticals — 1.4%
1,865,000	BB-	Valeant Pharmaceuticals International, Company Guaranteed Notes, 6.750% due 8/15/21(a)	1,902,300
1,780,000	BB-	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, Company Guaranteed Notes, 7.750% due 9/15/18	1,926,850

		Total Pharmaceuticals	3,829,150

Professional Services — 0.1%
270,000	B3(c)	Good Sam Enterprises LLC, Senior Secured Notes, 11.500% due 12/1/16	281,813
100,000	CCC	inVentiv Health Inc., Senior Notes, 10.000% due 8/15/18(a)	84,750

		Total Professional Services	366,563

Real Estate Investment Trusts (REITs) — 0.9%
310,200	NR	Ashton Woods USA LLC/Ashton Woods Finance Co., Company Guaranteed Notes, step bond to yield, 11.000% due 6/30/15(a)(f)	292,364
945,000	B+	CNL Lifestyle Properties Inc., Company Guaranteed Notes, 7.250% due 4/15/19	884,756
103,000	B-	Felcor Lodging LP, Senior Secured Notes, 10.000% due 10/1/14	118,707
315,000	B+	iStar Financial Inc., Senior Unsecured Notes, 9.000% due 6/1/17	326,419
90,000	BBB-	Omega Healthcare Investors Inc., Company Guaranteed Notes, 5.875% due 3/15/24(a)	96,300
680,000	CC	Realogy Corp., Company Guaranteed Notes, 11.000% due 4/15/18(a)	659,600

		Total Real Estate Investment Trusts (REITs)	2,378,146

Semiconductors & Semiconductor Equipment — 0.0%
		Advanced Micro Devices Inc., Senior Unsecured Notes:
65,000	BB-	8.125% due 12/15/17	68,575
60,000	BB-	7.500% due 8/15/22(a)	59,400

		Total Semiconductors & Semiconductor Equipment	127,975

Software — 0.5%
		First Data Corp.:
		Company Guaranteed Notes:
4,667	B-	10.550% due 9/24/15	4,807
110,000	CCC+	11.250% due 3/31/16	106,150
330,000	B-	12.625% due 1/15/21	335,775
940,000	B-	Secured Notes, 8.250% due 1/15/21(a)	936,475
90,000	Caa1(c)	Legend Acquisition Sub Inc., Senior Notes, 10.750% due 8/15/20(a)	89,325

		Total Software	1,472,532

Speciality Retail — 0.3%
100,000	B-	Bon-Ton Department Stores Inc. (The), Company Guaranteed Notes, 10.625% due 7/15/17(a)	81,500
380,000	B	Edcon Proprietary Ltd., Senior Secured Notes, 9.500% due 3/1/18(a)	353,400
250,000	CCC+	Party City Holdings Inc., Senior Notes, 8.875% due 8/1/20(a)	265,625

		Total Speciality Retail	700,525

Textiles, Apparel & Luxury Goods — 0.6%
485,000	Caa1(c)	Burlington Coat Factory Warehouse Corp., Company Guaranteed Notes, 10.000% due 2/15/19	525,013
130,000	B-	Empire Today LLC, Senior Secured Notes, 11.375% due 2/1/17(a)	136,825
760,000	CCC+	Gymboree Corp., Company Guaranteed Notes, 9.125% due 12/1/18	725,800

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Textiles, Apparel & Luxury Goods — 0.6%—(continued)
$160,000	CCC+	Quiksilver Inc., Company Guaranteed Notes, 6.875% due 4/15/15(e)	$153,600

		Total Textiles, Apparel & Luxury Goods	1,541,238

Tobacco — 0.3%
850,000	B-	Alliance One International Inc., Senior Unsecured Notes, 10.000% due 7/15/16	868,063

Transportation Infrastructure — 2.7%
860,000	BB+	Aircastle Ltd., Senior Unsecured Notes, 9.750% due 8/1/18	991,150
360,000	CCC-	CMA CGM SA, Senior Unsecured Notes, 8.500% due 4/15/17(a)	234,000
700,000	BB-	Commercial Barge Line Co., Secured Notes, 12.500% due 7/15/17	787,500
464,150	CCC	Florida East Coast Holdings Corp., Senior Unsecured Notes, 10.500% due 8/1/17(d)	417,735
570,000	B-	Florida East Coast Railway Corp., Senior Secured Notes, 8.125% due 2/1/17	601,350
80,000	BB-	Gulfmark Offshore Inc., Senior Unsecured Notes, 6.375% due 3/15/22(a)	81,800
280,000	B	Hapag-Lloyd AG, Company Guaranteed Notes, 9.750% due 10/15/17(a)	274,400
840,000	B3(c)	Horizon Lines LLC, Senior Secured Notes, 11.000% due 10/15/16(a)	835,800
		Kansas City Southern de Mexico SA de CV, Senior Unsecured Notes:
180,000	BB+	12.500% due 4/1/16	203,850
310,000	BB+	8.000% due 2/1/18	348,750
280,000	B	Navios Maritime Acquisition Corp./Navios Acquisition Finance US Inc., Senior Secured Notes, 8.625% due 11/1/17	263,900
385,000	CCC+	Overseas Shipholding Group Inc., Senior Unsecured Notes, 8.125% due 3/30/18(e)	240,625
415,000	B-	Quality Distribution LLC/QD Capital Corp., Secured Notes, 9.875% due 11/1/18	450,275
85,000	B+	Swift Services Holdings Inc., Secured Notes, 10.000% due 11/15/18	93,713
630,000	B	syncreon Global Ireland Ltd./syncreon Global Finance US Inc., Company Guaranteed Notes, 9.500% due 5/1/18(a)	648,900
370,000	BB-	Teekay Corp., Senior Unsecured Notes, 8.500% due 1/15/20	387,112
265,000	B-	WaveDivision Escrow LLC/WaveDivision Escrow Corp., Senior Unsecured Notes, 8.125% due 9/1/20(a)	274,275

		Total Transportation Infrastructure	7,135,135

Wireless Telecommunication Services — 2.7%
275,000	B-	Crown Castle International Corp., Senior Unsecured Notes, 7.125% due 11/1/19	300,438
495,000	B-	Integra Telecom Holdings Inc., Senior Secured Notes, 10.750% due 4/15/16(a)	508,612
300,000	B	MetroPCS Wireless Inc., Company Guaranteed Notes, 7.875% due 9/1/18	324,000
770,000	B+	Nextel Communications Inc., Company Guaranteed Notes, 5.950% due 3/15/14	775,775
270,000	BB-	PAETEC Holding Corp., Senior Secured Notes, 8.875% due 6/30/17	293,625
100,000	B+	SBA Telecommunications Inc., Company Guaranteed Notes, 5.750% due 7/15/20(a)	104,875
		Sprint Capital Corp., Company Guaranteed Notes:
1,290,000	B+	6.875% due 11/15/28	1,173,900
665,000	B+	8.750% due 3/15/32	674,975
		Sprint Nextel Corp.:
860,000	BB-	Company Guaranteed Notes, 9.000% due 11/15/18(a)	1,016,950
		Senior Unsecured Notes:
620,000	B+	6.000% due 12/1/16	635,500
275,000	B+	9.125% due 3/1/17	309,375
275,000	B+	11.500% due 11/15/21	344,781
200,000	B-	Syniverse Holdings Inc., Company Guaranteed Notes, 9.125% due 1/15/19	217,000
542,000	BB-	Virgin Media Finance PLC, Company Guaranteed Notes, 9.500% due 8/15/16(a)	608,395

		Total Wireless Telecommunication Services	7,288,201

		TOTAL CORPORATE BONDS & NOTES (Cost — $206,295,821)	212,323,831

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.0%
3,392	NR	Blackrock Capital Finance LP, Series 1996-R1, Class B3, 9.643% due 9/25/26(h)	187

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $2,634)	187

SENIOR LOANS — 0.6%
1,470,000	NR	Chesapeake Energy Corp. (Restricted), 8.500% due 12/1/17	1,476,357

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
SENIOR LOANS — 0.6%—(continued)
		Trico Marine Services Inc. (Restricted):
$67,808	NR	1.000% due 5/13/14(f)	$67,808
38,513	NR	10.000% due 5/13/14(f)	38,513

		TOTAL SENIOR LOANS (Cost — $1,567,920)	1,582,678

Shares
COMMON STOCKS — 0.4%
COMMUNICATIONS — 0.0%
Media — 0.0%
9,157		Cumulus Media Inc., Class A Shares*	25,365

CONSUMER DISCRETIONARY — 0.2%
Hotels, Restaurants & Leisure — 0.0%
9,953		Bossier Casino Venture Holdco Inc. (Restricted)(a)(f)(h)*	19,906

Media — 0.2%
6,359		Charter Communications Inc., Class A Shares*	494,730

		TOTAL CONSUMER DISCRETIONARY	514,636

ENERGY — 0.1%
Energy Equipment & Services — 0.1%
18,163		DeepOcean Group Holdings AS (Restricted)(f)(h)*	321,939

INDUSTRIALS — 0.1%
Transportation Infrastructure — 0.1%
135,004		Horizon Lines Inc. (Restricted), Class A Shares*	243,007

		TOTAL COMMON STOCKS (Cost — $960,837)	1,104,947

PREFERRED STOCKS — 1.0%
FINANCIALS — 1.0%
Commercial Banks — 1.0%
35,700		GMAC Capital Trust I, 8.125%(b)	886,074
62,000		Zions Bancorporation, Series C, 9.500%	1,632,460
7,585		Zions Capital Trust B, 8.000%	198,272

		Total Commercial Banks	2,716,806

Diversified Financial Services — 0.0%
4,700		Federal National Mortgage Association (FNMA), Series S, 8.250%(b)	4,519
814		Jack Cooper Holdings Corp.(a)(b)	80,586

		Total Diversified Financial Services	85,105

		TOTAL FINANCIALS	2,801,911

		TOTAL PREFERRED STOCKS (Cost — $2,798,515)	2,801,911

CONVERTIBLE PREFERRED STOCKS — 0.8%
CONSUMER DISCRETIONARY — 0.0%
Media — 0.0%
220		LodgeNet Interactive Corp., 10.000% (a)(f)	43,450

FINANCIALS — 0.8%
Commercial Banks — 0.8%
650		Bank of America Corp., Series L, 7.250%	687,050
1,165		Wells Fargo & Co., Series L, 7.500%	1,393,340

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Shares	Rating††	Security	Value
Commercial Banks — 0.8%—(continued)
		Total Commercial Banks	$2,080,390

		TOTAL FINANCIALS	2,080,390

		TOTAL CONVERTIBLE PREFERRED STOCKS
		(Cost — $2,088,276)	2,123,840

WARRANTS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Media — 0.0%
554		Charter Communications Inc., expires 11/30/14*	15,803

ENERGY — 0.0%
Energy Equipment & Services — 0.0%
1,280		SemGroup Corp., Class A Shares, expires 11/30/14(f)*	15,322

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
		Jack Cooper Holdings Corp.:
376		expires 12/15/17 (a)*	28,200
183		expires 5/6/18 (a)*	13,725

		Total Diversified Financial Services	41,925

		TOTAL FINANCIALS	41,925

INDUSTRIALS — 0.0%
Building Products — 0.0%
875		Nortek Inc., expires 12/7/14(f)*	7,984

		TOTAL WARRANTS (Cost — $613,569)	81,034

EXCHANGE TRADED SECURITIES — 3.6%
50,000		iShares iBoxx $ High Yield Corporate Bond Fund	4,616,500
125,000		SPDR Barclays Capital High Yield Bond ETF	5,017,500

		TOTAL EXCHANGE TRADED SECURITIES (Cost — $9,602,955)	9,634,000

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $223,930,527)	229,652,428

Face Amount†
SHORT-TERM INVESTMENTS (i) — 41.3%
MONEY MARKET FUND- 1.0%
2,539,760		Invesco STIT — Government & Agency Portfolio(j) (Cost — $2,539,760)	2,539,760

TIME DEPOSITS — 40.3%
108,324,528		Wells Fargo — Grand Cayman, 0.030% due 9//4/12 (Cost — $108,324,528)	108,324,528

		TOTAL SHORT-TERM INVESTMENTS (Cost — $110,864,288)	110,864,288

		TOTAL INVESTMENTS — 126.7% (Cost — $334,794,815 #)	340,516,716

		Liabilities in Excess of Other Assets — (26.7%)	(71,773,204)

		TOTAL NET ASSETS — 100.0%	$268,743,512

††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing securities
(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2012.
(c)	Rating by Moody’s Investors Service. All ratings are unaudited.
(d)	Payment in-kind security for which part of the income earned maybe paid as additional principal.
(e)	All or a portion of this security is on loan (See Note 1).
(f)	Illiquid Security.
(g)	Security is currently in default.
(h)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(i)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 40.3%.
(j)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $335,601,256.

Abbreviations used in this schedule:

PLC —   Public Limited Company

See pages 140 and 141 for definition of ratings.

Summary of Investments by Security Type*

Corporate Bonds & Notes	62.4%
Exchange Traded Securities	2.8
Preferred Stock	0.8
Convertible Preferred Stock	0.6
Senior Loans	0.5
Common Stock	0.3
Warrant	0.0	**
Collateralized Mortgage Obligations	0.0	**
Short-Term Investments	32.6

	100.0%

*	As a percentage of total investments.
**	Position represents less than 0.1%

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
SOVEREIGN BONDS — 48.8%
Australia — 1.8%
		Australia Government Bond:
$2,700,000	AUD	5.500% due 12/15/13	$2,883,059
4,300,000	AUD	4.750% due 6/15/16	4,806,767

		Total Australia	7,689,826

Belgium — 2.4%
		Belgium Government Bond:
4,500,000	EUR	3.500% due 3/28/15	6,084,266
3,000,000	EUR	3.250% due 9/28/16	4,110,196

		Total Belgium	10,194,462

Brazil — 1.4%
		Brazil Notas do Tesouro Nacional Serie F:
12,036,000	BRL	10.000% due 1/1/15 — 1/1/21	6,236,414

		Total Brazil	6,236,414

Canada — 3.2%
2,800,000	CAD	Canada Housing Trust No 1, 2.400% due 12/15/22(a)(b)	2,855,216
5,000,000	CAD	Canadian Government Bond, 1.500% due 8/1/15(a)	5,110,058
		Province of Ontario Canada:
2,200,000	CAD	3.150% due 6/2/22	2,306,420
1,500,000	CAD	4.600% due 6/2/39 (a)	1,835,694
1,500,000	CAD	Province of Quebec Canada, 5.000% due 12/1/38(a)	1,879,388

		Total Canada	13,986,776

Colombia — 0.1%
454,000,000	COP	Colombia Government International Bond, 9.850% due 6/28/27	378,556

Germany — 4.1%
5,300,000	EUR	Bundesobligation, 2.250% due 4/10/15	7,060,934
		Bundesrepublik Deutschland:
700,000	EUR	3.750% due 1/4/15	958,629
2,300,000	EUR	3.250% due 7/4/15	3,159,190
1,300,000	EUR	4.000% due 7/4/16	1,874,727
1,000,000	EUR	6.250% due 1/4/30	2,050,308
1,300,000	EUR	4.750% due 7/4/34	2,410,390

		Total Germany	17,514,178

Indonesia — 0.8%
		Indonesia Treasury Bond:
16,450,000,000	IDR	7.000% due 5/15/22 — 5/15/27	1,805,025
2,500,000,000	IDR	8.375% due 9/15/26	305,304
4,700,000,000	IDR	9.500% due 7/15/31	625,899
4,330,000,000	IDR	8.250% due 6/15/32	515,793
672,000,000	IDR	6.375% due 4/15/42	65,896

		Total Indonesia	3,317,917

Italy — 5.7%
		Italy Buoni Poliennali Del Tesoro:
2,500,000	EUR	4.250% due 7/1/14	3,226,841
12,600,000	EUR	3.000% due 4/15/15	15,711,785
4,500,000	EUR	Italy Certificati di Credito del Tesoro, 0.000% due 1/31/14	5,470,115

		Total Italy	24,408,741

Japan — 8.8%
		Japan Government Ten Year Bond:
520,000,000	JPY	1.500% due 12/20/17	7,073,859
1,470,000,000	JPY	1.200% due 6/20/21	19,615,279

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
Japan — 8.8%—(continued)
		Japan Government Thirty Year Bond:
$767,000,000	JPY	2.500% due 9/20/35 — 6/20/36	$11,148,483

		Total Japan	37,837,621

Malaysia —0.7%
		Malaysia Government Bond:
2,200,000	MYR	4.012% due 9/15/17	728,236
1,300,000	MYR	5.734% due 7/30/19	475,038
1,100,000	MYR	4.378% due 11/29/19	373,386
2,590,000	MYR	4.160% due 7/15/21	866,821
1,500,000	MYR	3.418% due 8/15/22	477,627

		Total Malaysia	2,921,108

Mexico — 1.3%
		Mexican Bonos:
9,900,000	MXN	6.000% due 6/18/15	772,006
14,300,000	MXN	5.000% due 6/15/17	1,079,860
18,900,000	MXN	7.750% due 12/14/17	1,610,774
10,000,000	MXN	6.500% due 6/10/21	820,129
11,600,000	MXN	10.000% due 12/5/24 — 11/20/36	1,233,926

		Total Mexico	5,516,695

Netherlands — 4.2%
		Netherlands Government Bond:
4,600,000	EUR	0.750% due 4/15/15 (b)	5,881,285
200,000	EUR	3.250% due 7/15/15 (b)	273,583
7,000,000	EUR	4.000% due 7/15/19 (b)	10,444,634
900,000	EUR	3.500% due 7/15/20 (b)	1,311,376

		Total Netherlands	17,910,878

Nigeria — 0.0%
		Nigeria Government Bond:
13,600,000	NGN	16.000% due 6/29/19	91,419
16,500,000	NGN	16.390% due 1/27/22	111,410

		Total Nigeria	202,829

Norway — 0.5%
12,300,000	NOK	Norway Government Bond, 5.000% due 5/15/15	2,324,522

Peru — 0.2%
		Peruvian Government International Bond:
1,190,000	PEN	7.840% due 8/12/20 (b)(c)	558,067
20,000	PEN	5.200% due 9/12/23 (b)(c)(d)	8,040
150,000	PEN	8.200% due 8/12/26 (b)(c)	76,838
710,000	PEN	6.950% due 8/12/31 (b)(c)	327,908

		Total Peru	970,853

Poland — 0.9%
		Poland Government Bond:
7,600,000	PLN	5.500% due 4/25/15 — 10/25/19	2,390,711
2,610,000	PLN	5.250% due 10/25/17	818,630
1,900,000	PLN	5.750% due 9/23/22	610,320

		Total Poland	3,819,661

Qatar — 1.3%
		Qatar Government International Bond:
3,575,000		5.250% due 1/20/20 (a)(b)	4,213,137
1,150,000		6.400% due 1/20/40 (a)(b)	1,539,275

		Total Qatar	5,752,412

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
Russia — 0.1%
$10,000,000	RUB	Russian Foreign Bond — Eurobond, 7.850% due 3/10/18	$332,442

South Africa — 2.1%
		South Africa Government Bond:
10,000,000	ZAR	13.500% due 9/15/15	1,456,691
32,700,000	ZAR	8.250% due 9/15/17	4,283,348
27,900,000	ZAR	7.250% due 1/15/20	3,459,504

		Total South Africa	9,199,543

Spain — 1.1%
3,800,000	EUR	Spain Government Bond, 2.500% due 10/31/13	4,734,020

Thailand — 0.5%
		Thailand Government Bond:
40,600,000	THB	3.250% due 6/16/17	1,297,784
15,000,000	THB	3.650% due 12/17/21	489,850
11,000,000	THB	3.580% due 12/17/27	351,527

		Total Thailand	2,139,161

Turkey — 0.2%
		Turkey Government Bond:
1,755,689	TRY	3.000% due 1/6/21 — 2/23/22	995,202

		Total Turkey	995,202

United Kingdom — 7.4%
		United Kingdom Treasury GH:
5,200,000	GBP	2.000% due 1/22/16	8,725,170
6,550,000	GBP	3.750% due 9/7/19 — 9/7/21	12,399,739
100,000	GBP	4.750% due 3/7/20	200,455
100,000	GBP	8.000% due 6/7/21	246,851
1,400,000	GBP	4.000% due 3/7/22	2,719,493
3,900,000	GBP	4.250% due 6/7/32 — 12/7/40	7,800,167

		Total United Kingdom	32,091,875

		TOTAL SOVEREIGN BONDS (Cost — $201,692,320)	210,475,692

ASSET-BACKED SECURITIES — 0.2%
Student Loan — 0.2%
399,578		Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 1.401% due 4/25/38(a)(e)	399,649
293,227		South Carolina Student Loan Corp., Series 2008-1, Class A2, 0.968% due 3/1/18(a)(e)	293,280

		Total Student Loan	692,929

		TOTAL ASSET-BACKED SECURITIES (Cost — $692,805)	692,929

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.4%
		Banc of America Large Loan Inc.:
464,513		Series 2010-HLTN, Class HLTN, 1.990% due 11/15/15(a)(b)(e)	455,345
300,000		Series 2010-UB5, Class A4A, 5.665% due 2/17/51(a)(b)(d)(e)	337,967
		Bear Stearns Adjustable Rate Mortgage Trust:
20,463		Series 2003-5, Class 1A2, 2.732% due 8/25/33(a)(e)	20,624
26,324		Series 2003-7, Class 6A, 2.723% due 10/25/33(a)(e)	26,617
88,492		Series 2004-2, Class 22A, 3.229% due 5/25/34(a)(e)	87,511
20,757		Series 2004-2, Class 23A, 3.189% due 5/25/34(a)(e)	19,367
60,403		Series 2005-2, Class A2, 3.078% due 3/25/35(a)(e)	60,793
228,673		Bear Stearns Structured Products Inc., Series 2007-R6, Class 1A1, 2.829% due 1/26/36(a)(e)	128,489
674,464		Commercial Mortgage Pass Through Certificates, Series 2006-CN2A, Class A2FL, 0.464% due 2/5/19(a)(b)(e)	660,063
		Countrywide Alternative Loan Trust:
23,951		Series 2005-21CB, Class A3, 5.250% due 6/25/35(a)	20,348
141,445		Series 2007-11T1, Class A12, 0.586% due 5/25/37(a)(e)	74,378

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 3.4%—(continued)
$62,643	Series 2007-16CB, Class 5A1, 6.250% due 8/25/37(a)	$44,504
78,197	Series 2007-7T2, Class A9, 6.000% due 4/25/37(a)	51,711
	Countrywide Home Loan Mortgage Pass Through Trust:
11,515	Series 2004-12, Class 11A1, 3.012% due 8/25/34(a)(e)	9,076
56,404	Series 2005-11, Class 3A1, 2.893% due 4/25/35(a)(e)	39,278
257,253	Series 2005-2, Class 1A1, 0.556% due 3/25/35(a)(e)	151,536
30,690	Series 2005-3, Class 2A1, 0.526% due 4/25/35(a)(e)	21,344
205,530	Series 2005-9, Class 1A3, 0.466% due 5/25/35(a)(e)	149,564
119,106	Series 2005-HYB9, Class 3A2A, 2.595% due 2/20/36(a)(e)	94,976
43,578	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 2.702% due 8/25/33(a)(e)	44,092
68,685	Credit Suisse Mortgage Capital Certificates, Series 2007-5R, Class A5, 6.500% due 7/26/36(a)	35,219
110,377	Crusade Global Trust, Series 2004-2, Class A2, 0.479% due 11/19/37(e)	137,867
290,232	CSAB Mortgage Backed Trust, Series 2006-4, Class A6A, step bond to yield, 5.684% due 12/25/36(a)	195,970
	Federal Home Loan Mortgage Corp. (FHLMC):
77,317	Structured Pass Through Securities, Series T-35, Class A, 0.516% due 9/25/31(a)(e)	71,392
111,039	Structured Pass Through Securities, Series T-62, Class 1A1, 1.308% due 10/25/44(a)(e)	111,779
	Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
144,017	Series 2391, Class FJ, 0.740% due 4/15/28(a)(e)	145,362
367,628	Series 2614, Class SJ, 19.004% due 5/15/33(a)(c)(e)	512,377
104,659	Series 3037, Class BC, 4.500% due 2/15/20(a)	107,758
248,084	Series 3174, Class FM, 0.480% due 5/15/36(a)(e)	248,379
21,489	Federal National Mortgage Association (FNMA), Grantor Trust, Series 2004-T3, Class 1A1, 6.000% due 2/25/44(a)	24,267
	Federal National Mortgage Association (FNMA), REMICS:
14,808	Series 2003-34, Class A1, 6.000% due 4/25/43(a)	16,670
20,665	Series 2005-120, Class NF, 0.336% due 1/25/21(a)(e)	20,657
143,842	Federal National Mortgage Association (FNMA), Whole Loan, Series 2004-W12, Class 1A1, 6.000% due 7/25/44(a)	161,016
18,788	First Horizon Asset Securities Inc., Series 2003-AR4, Class 2A1, 2.544% due 12/25/33(a)(e)	18,309
	Government National Mortgage Association (GNMA):
807,071	Series 2004-68, Class ZC, 6.000% due 8/20/34(a)	983,327
189,036	Series 2007-2, Class PA, 5.500% due 6/20/35(a)	189,402
17,676	GSR Mortgage Loan Trust, Series 2003-1, Class A2, 1.920% due 3/25/33(a)(e)	17,842
	Harborview Mortgage Loan Trust:
42,967	Series 2003-1, Class A, 2.956% due 5/19/33(a)(e)	43,246
54,716	Series 2005-2, Class 2A1A, 0.457% due 5/19/35(a)(e)	37,763
182,082	Series 2006-SB1, Class A1A, 0.998% due 12/19/36(a)(e)	113,056
28,070	JP Morgan Alternative Loan Trust, Series 2006-A5, Class 2A1, 5.550% due 10/25/36(a)(e)	27,815
1,000,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2008-C2, Class A3, 6.288% due 2/12/51(a)	1,046,555
	JP Morgan Mortgage Trust:
22,877	Series 2003-A2, Class 3A1, 2.365% due 11/25/33(a)(e)	23,026
14,121	Series 2005-A1, Class 6T1, 5.012% due 2/25/35(a)(e)	14,414
571,726	Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 0.779% due 7/9/21(a)(b)(e)	561,926
19,924	Merrill Lynch Mortgage Investors Inc., Series 2003-A2, Class 1A1, 2.539% due 2/25/33(a)(e)	20,052
493,090	Merrill Lynch Mortgage Trust, Series 2007-C1, Class ASB, 6.042% due 6/12/50(a)(e)	536,637
121,359	MLCC Mortgage Investors Inc., Series 2005-2, Class 1A, 1.986% due 10/25/35(a)(e)	119,059
126,309	Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B, 0.496% due 7/25/35(a)(e)	124,511
	Puma Finance Ltd.:
183,132	Series G5, Class A1, 0.505% due 2/21/38(a)(b)(e)	176,309
65,064	Series P10, Class BA, 4.140% due 7/12/36(c)(e)	66,315
238,938	Series P11, Class BA, 4.030% due 8/22/37(e)	239,387
113,872	RALI Trust, Series 2007-QO2, Class A1, 0.386% due 2/25/47(a)(e)	56,520
	Residential Asset Securitization Trust:
45,618	Series 2005-A15, Class 5A1, 5.750% due 2/25/36(a)	35,294
94,472	Series 2006-R1, Class A2, 0.636% due 1/25/46(a)(e)	38,791
	Structured Adjustable Rate Mortgage Loan Trust:
26,710	Series 2004-1, Class 4A1, 2.778% due 2/25/34(a)(e)	27,107

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 3.4%—(continued)
$92,762		Series 2004-19, Class 2A1, 1.636% due 1/25/35(a)(e)	$61,209
126,771		Series 2004-4, Class 3A2, 2.828% due 4/25/34(a)(e)	120,615
		Structured Asset Mortgage Investments Inc.:
130,971		Series 2005-AR2, Class 2A1, 0.466% due 5/25/45(a)(e)	87,960
136,858		Series 2005-AR8, Class A1A, 0.516% due 2/25/36(a)(e)	84,196
90,760		Series 2006-AR5, Class 1A1, 0.446% due 5/25/46(a)(e)	46,367
200,000		Series 2007-AR4, Class A3, 0.456% due 9/25/47(a)(e)	92,294
221,247		Series 2007-AR6, Class A1, 1.648% due 8/25/47(a)(e)	140,982
		Swan Trust:
219,482		Series 2006-1E, Class A1, 0.518% due 5/12/37(e)	215,059
282,191		Series 2006-1E, Class A2, 3.788% due 5/12/37(e)	285,550
296,736		Torrens Trust, Series 2007-1, Class A, 4.022% due 10/19/38(e)	302,890
		Wachovia Bank Commercial Mortgage Trust:
900,000		Series 2003-C9, Class A4, 5.012% due 12/15/35(a)(e)	937,107
900,000		Series 2006-C23, Class A5, 5.416% due 1/15/45(a)(e)	1,018,331
500,000		Series 2006-C28, Class A4, 5.572% due 10/15/48(a)	571,414
299,373		Series 2006-WL7A, Class A1, 0.330% due 9/15/21(a)(b)(e)	296,540
		WaMu Mortgage Pass Through Certificates:
3,673		Series 2001-7, Class A, 1.343% due 5/25/41(a)(e)	3,657
33,581		Series 2002-AR9, Class 1A, 1.548% due 8/25/42(a)(e)	29,668
14,724		Series 2003-AR5, Class A7, 2.453% due 6/25/33(a)(e)	15,161
1,205,963		Series 2003-AR9, Class 1A6, 2.449% due 9/25/33(a)(e)	1,238,962
116,762		Series 2005-AR13, Class A1A1, 0.526% due 10/25/45(a)(e)	102,112
190,667		Series 2006-AR13, Class 2A, 2.616% due 10/25/46(a)(e)	160,374
121,984		Series 2006-AR4, Class 2A1A, 2.616% due 5/25/46(a)(e)	90,369
53,158		Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR5, Class 3A, 1.088% due 7/25/46(a)(e)	23,451

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $14,522,539)	14,727,227

CORPORATE BONDS & NOTES — 11.8%
Australia — 1.1%
2,100,000	AUD	Investec Bank Australia Ltd., Government Liquid Guaranteed Notes, 5.000% due 2/27/14	2,218,417
1,400,000	GBP	Suncorp-Metway Ltd., Government Liquid Guaranteed Notes, 4.000% due 1/16/14	2,323,942

		Total Australia	4,542,359

Bermuda — 0.2%
900,000		Qtel International Finance Ltd., Company Guaranteed Notes, 4.750% due 2/16/21	992,250

Cayman Islands — 0.5%
900,000		IPIC GMTN Ltd., Company Guaranteed Notes, 5.500% due 3/1/22(b)(c)	1,012,500
1,000,000		QNB FINANCE Ltd., Bank Guaranteed Notes, 3.375% due 2/22/17	1,040,000

		Total Cayman Islands	2,052,500

Columbia — 0.1%
648,000,000	COP	Empresas Publicas de Medellin ESP, Senior Unsecured Notes, 8.375% due 2/1/21	398,813

France — 0.6%
		BPCE SA:
300,000	EUR	Junior Subordinated Notes, 6.117% due 10/29/49(e)	271,129
1,000,000		Senior Unsecured Notes, 2.189% due 2/7/14(a)(b)(e)	1,004,362
209,000	EUR	France Telecom SA, Senior Unsecured Notes, 7.250% due 1/28/13	270,140
900,000	EUR	Société Générale SA, Junior Subordinated Notes, 7.756% due 5/29/49(e)	971,040

		Total France	2,516,671

Japan — 0.0%
100,000	EUR	Tokyo Electric Power Co., Inc. (The), Senior Secured Notes, 4.500% due 3/24/14	125,666

Jersey Channel Islands — 0.1%
200,000	GBP	HBOS Capital Funding LP, Bank Guaranteed Notes, 9.540% due 3/29/49(e)	270,257

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
CORPORATE BONDS & NOTES — 11.8%—(continued)
Luxembourg — 0.1%
$13,000,000	RUB	Russian Agricultural Bank OJSC Via RSHB Capital SA, Senior Unsecured Notes, 8.700% due 3/17/16	$416,467

Netherlands — 0.5%
1,000,000		Deutsche Telekom International Finance BV, Company Guaranteed Notes, 6.750% due 8/20/18(a)	1,239,361
100,000	EUR	NIBC Bank NV, Government Liquid Guaranteed Notes, 3.500% due 4/7/14	132,212
335,742	EUR	NXP BV/NXP Funding LLC, Senior Secured Notes, 3.247% due 10/15/13(a)(e)	421,257
500,000		SABIC Capital I BV, Company Guaranteed Notes, 3.000% due 11/2/15	515,314

		Total Netherlands	2,308,144

New Zealand — 0.0%
200,000		ANZ National International Ltd., Bank Guaranteed Notes, 6.200% due 7/19/13(a)(b)	208,580

Norway — 0.9%
1,200,000	EUR	DNB Boligkreditt AS, Covered Notes, 4.125% due 2/1/13	1,533,649
		Eksportfinans ASA, Senior Unsecured Notes:
300,000		1.875% due 4/2/13(a)	297,042
900,000		2.375% due 5/25/16(a)	824,219
100,000	CHF	2.875% due 11/16/16	102,478
500,000		5.500% due 6/26/17(a)	508,154
		Statoil ASA, Company Guaranteed Notes:
300,000		3.125% due 8/17/17(a)	329,461
300,000		5.100% due 8/17/40(a)	380,614

		Total Norway	3,975,617

Qatar — 0.3%
100,000		Qatari Diar Finance QSC, Government Guaranteed Notes, 5.000% due 7/21/20	114,750
850,000		Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes, 6.750% due 9/30/19	1,058,250

		Total Qatar	1,173,000

South Korea — 2.0%
		Export-Import Bank of Korea, Senior Unsecured Notes:
575,000	EUR	5.750% due 5/22/13	745,974
1,900,000		1.401% due 7/26/13(b)(c)(d)	1,899,625
2,200,000		5.000% due 4/11/22(a)	2,549,316
		Korea Development Bank (The), Senior Unsecured Notes:
600,000		4.000% due 9/9/16(a)	647,492
250,000		4.000% due 9/9/16	269,788
2,300,000		3.875% due 5/4/17(a)	2,476,960

		Total South Korea	8,589,155

Sweden — 0.2%
800,000	EUR	Stadshypotek AB, Covered Notes, 3.750% due 12/12/13	1,050,678

United Kingdom — 0.9%
600,000		HBOS PLC, Subordinated Notes, 6.750% due 5/21/18(a)(b)	592,651
200,000		LBG Capital No.1 PLC, Bank Guaranteed Notes, 8.500% due 12/29/49(b)(c)(e)	180,500
1,000,000		Pearson Dollar Finance PLC, Company Guaranteed Notes, 5.700% due 6/1/14(a)(b)	1,071,630
500,000	EUR	Royal Bank of Scotland PLC (The), Subordinated Notes, 4.625% due 9/22/21(e)	519,728
		Standard Chartered PLC, Senior Unsecured Notes:
600,000		5.500% due 11/18/14(a)(b)	649,740
600,000		3.850% due 4/27/15(a)(b)	627,694
100,000		Tate & Lyle International Finance PLC, Company Guaranteed Notes, 5.000% due 11/15/14(b)(c)	105,772

		Total United Kingdom	3,747,715

United States — 4.3%
200,000		Advanced Micro Devices Inc., Senior Unsecured Notes, 7.500% due 8/15/22(b)(c)	198,000
		Ally Financial Inc.:
200,000		Company Guaranteed Notes, 6.750% due 12/1/14(a)	216,500
500,000		Senior Unsecured Notes, 0.000% due 6/15/15(a)	438,750

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
CORPORATE BONDS & NOTES — 11.8%—(continued)
United States — 4.3%—(continued)
		American International Group Inc.:
$800,000	EUR	Junior Subordinated Notes, 8.000% due 5/22/38(e)	$1,105,597
		Senior Unsecured Notes:
441,000	GBP	6.765% due 11/15/17(b)	794,893
712,000	EUR	6.797% due 11/15/17(b)(c)	1,043,504
800,000	EUR	BA Covered Bond Issuer, Covered Notes, 4.250% due 4/5/17	1,092,619
900,000	EUR	Bank of America Corp., Subordinated Notes, 0.898% due 5/23/17(e)	968,199
1,000,000		Boston Scientific Corp., Senior Unsecured Notes, 4.500% due 1/15/15(a)	1,068,327
300,000		CenterPoint Energy Resources Corp., Senior Unsecured Notes, 4.500% due 1/15/21(a)	339,267
300,000		CMS Energy Corp., Senior Unsecured Notes, 5.050% due 2/15/18(a)	336,372
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
600,000		8.000% due 6/1/14(a)	665,151
400,000		8.700% due 10/1/14(a)	453,508
		Goldman Sachs Group Inc. (The), Senior Unsecured Notes:
900,000	EUR	5.375% due 2/15/13	1,153,194
200,000		0.918% due 3/22/16(a)(e)	188,349
500,000	AUD	4.097% due 4/12/16(e)	475,959
1,300,000		HSBC Finance Corp., Senior Subordinated Notes, 6.676% due 1/15/21(a)	1,477,024
300,000		Lazard Group LLC, Senior Unsecured Notes, 7.125% due 5/15/15(a)	329,401
		Lehman Brothers Holdings Inc., :
1,300,000		0.000% due 12/30/16(i)	323,375
600,000		6.875% due 5/2/18(i)	155,250
500,000		Limited Brands Inc., Senior Unsecured Notes, 6.900% due 7/15/17(a)	571,250
650,000		Macy’s Retail Holdings Inc., Company Guaranteed Notes, 5.750% due 7/15/14(a)	707,290
1,100,000		NBCUniversal Media LLC, Senior Unsecured Notes, 5.150% due 4/30/20(a)	1,300,363
1,100,000		Reynolds American Inc., Company Guaranteed Notes, 6.750% due 6/15/17(a)	1,333,927
100,000		SLM Corp., Senior Unsecured Notes, 5.000% due 10/1/13(a)	103,500
1,000,000		Starwood Hotels & Resorts Worldwide Inc., Senior Unsecured Notes, 6.750% due 5/15/18(a)	1,182,696
500,000		UST LLC, Senior Unsecured Notes, 5.750% due 3/1/18(a)	596,647

		Total United States	18,618,912

		TOTAL CORPORATE BONDS & NOTES (Cost — $47,304,077)	50,986,784

MORTGAGE-BACKED SECURITIES — 7.8%
FNMA — 7.7%
		Federal National Mortgage Association (FNMA):
700,000		5.480% due 7/1/18 (a)(e)	758,126
977,863		5.700% due 8/1/18 (a)(e)	1,056,231
5,099,018		3.000% due 1/1/22 — 10/15/42(a)(f)	5,282,313
3,000,000		2.500% due 9/1/27 — 10/1/27(a)(f)	3,115,313
193,187		2.485% due 11/1/34 (a)(e)	207,113
348,498		6.500% due 8/1/37 (a)	394,701
15,000,000		4.000% due 10/15/39 (a)(f)	16,066,406
6,000,000		3.500% due 9/15/42 (a)(f)	6,362,812
14,171		7.000% due 10/1/48 (a)	15,983

		TOTAL FNMA	33,258,998

GNMA — 0.1%
91,371		Government National Mortgage Association II (GNMA), 6.000% due 9/20/38 (a)	99,299

		TOTAL GNMA	99,299

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $32,983,090)	33,358,297

MUNICIPAL BONDS — 1.2%
United States — 1.2%
200,000		Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Revenue Bonds, Series A-2, 5.875% due 6/1/47(a)	162,060
See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†	Security	Value
MUNICIPAL BONDS — 1.2%—(continued)
United States — 1.2%—(continued)
	Central Puget Sound Regional Transit Authority, Sales Tax and Motor Vehicle Excise Tax Refunding Bonds, Series P-1:
$300,000	5.000%, due 2/1/27(a)	$364,737
100,000	5.000%, due 2/1/28(a)	121,017
1,500,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, 6.890% due 1/1/42(a)	1,940,535
200,000	New York City Transitional Finance Authority, Future Tax Secured Revenue, Build America Bonds, 5.508% due 8/1/37(a)	254,588
300,000	Philadelphia School District, Build America General Obligation Bonds, 6.765% due 6/1/40(a)	376,248
750,000	Port Authority of New York & New Jersey, Consolidated Bonds, One hundred Sixth-Eight Series, 4.926% due 10/1/51(a)	878,730
100,000	Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Series A, AMBAC-Insured, 0.000% due 8/1/54(a)	8,782
600,000	State of Washington, GO, Motor Vehicle Fuel Tax, General Obligation Bond, Series B, 5.000% due 7/1/25(a)	742,242
100,000	Tobacco Settlement Financing Corp., New Jersey, Tobacco Settlement Revenue Bonds, Series 1A, 5.000% due 6/1/41(a)	82,827

	Total United States	4,931,766

	TOTAL MUNICIPAL BONDS (Cost — $4,253,965)	4,931,766

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 8.5%
	U.S. Treasury Bonds:
700,000	5.500% due 8/15/28(a)	1,018,172
2,000,000	4.375% due 5/15/41(a)	2,720,626
2,400,000	3.750% due 8/15/41(a)	2,949,000
1,650,000	3.000% due 5/15/42(a)	1,762,406
	U.S. Treasury Notes:
1,100,000	0.625% due 8/31/17(a)	1,101,719
	U.S. Treasury Inflation Indexed Bonds:
3,461,778	0.625% due 7/15/21(a)	3,921,004
15,208,350	0.125% due 1/15/22(a)(g)	16,451,848
6,264,046	U.S. Treasury Notes, Inflation Indexed, 0.125% due 4/15/17(a)	6,723,082

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $34,759,641)	36,647,857

PURCHASED OPTIONS — 0.0%
United States — 0.0%
3,600,000	Swaption, 3-Month USD-LIBOR, Put @ $3.88, expires 4/14/14	79,653

	TOTAL PURCHASED OPTIONS (Cost — $181,440)	79,653

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $336,389,877)	351,900,205

SHORT-TERM INVESTMENTS — 30.9%
REPURCHASE AGREEMENTS — 6.6%
7,400,000	Barclays Capital Inc. repurchase agreement dated 8/31/12, 0.220% due 9/4/12, Proceeds at maturity — $7,400,226; (Fully collateralized by GNMA Mortgage Securities 4.500% due 3/20/41 Market Valued — $7,626,180)(h)	7,400,000
6,600,000	Deutsche Bank Securities Inc. repurchase agreement dated 8/31/12, 0.200% due 9/4/12, Proceeds at maturity — $6,600,183; (Fully collateralized by U.S. Treasury Notes 1.750% due 5/15/22; Market Valued — $6,776,949)(h)	6,600,000
5,800,000	Goldman Sachs & Co. repurchase agreement dated 8/31/12, 0.200% due 9/4/12, Proceeds at maturity — $5,800,161; (Fully collateralized by FNMA Mortgage Securities 5.000% due 4/1/38 Market Valued — $5,992,365)(h)	5,800,000
100,000	Merrill Lynch & Co., Inc. repurchase agreement dated 8/31/12, 0.200% due 9/4/12, Proceeds at maturity — $100,003; (Fully collateralized by U.S. Treasury Notes 0.6250% due 8/31/17; Market Valued — $103,180)(h)	100,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
REPURCHASE AGREEMENTS — 6.6%—(continued)
$8,600,000		Merrill Lynch & Co., Inc. repurchase agreement dated 8/29/12, 0.160% due 9/5/12, Proceeds at maturity — $8,600,191; (Fully collateralized by U.S. Treasury Notes 0.250% due 7/15/15; Market Valued — $8,793,144)(h)	$8,600,000

		TOTAL REPURCHASE AGREEMENTS (Cost — $28,500,000)	28,500,000

SOVEREIGN BOND — 11.6%
2,500,000		Australia Government Bond, 4.750% due 11/15/12 (Cost — $2,558,557)	2,590,220
7,400,000		Canadian Government Bond, 1.500% due 12/1/12 (Cost — $7,099,073)(a)	7,510,666
7,500,000		Netherlands Government Bond, 4.250% due 7/15/13 (Cost — $9,764,225)(b)	9,778,013
1,180,000,000	JPY	Japan Treasury Discount Bill, 0.099% due 9/18/12 (Cost — $14,881,402)	15,066,661
1,190,000,000	JPY	Japan Treasury Discount Bill, 0.098% due 10/9/12 (Cost — $15,099,989)	15,193,499

		TOTAL SOVEREIGN BOND (Cost — $49,403,246)	50,139,059

TIME DEPOSITS — 2.5%
		BBH — Grand Cayman:
63	DKK	-0.490% due 9/3/12	11
158,479	EUR	-0.036% due 9/3/12	199,342
18	CHF	0.005% due 9/3/12	19
16,453,605	JPY	0.010% due 9/3/12	210,095
617	NOK	0.500% due 9/3/12	106
123	NZD	1.650% due 9/3/12	99
744	AUD	2.648% due 9/3/12	769
522	ZAR	4.150% due 9/3/12	62
818	CAD	0.195% due 9/4/12	829
		JPMorgan Chase & Co. — London:
50,049	GBP	0.052% due 9/3/12	79,388
107,513	AUD	2.648% due 9/3/12	111,099
10,101,018		Wells Fargo — Grand Cayman, 0.030% due 9/4/12	10,101,018

		TOTAL TIME DEPOSITS (Cost — $10,702,837)	10,702,837

U.S. GOVERNMENT AGENCIES — 6.7%
		Federal Home Loan Bank (FHLB), Discount Notes:
8,600,000		0.160% due 2/20/13(h)	8,593,426
		Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
800,000		0.170% due 2/11/13(a)(h)	799,384
1,300,000		0.175% due 2/19/13(a)(h)	1,298,919
800,000		0.175% due 2/25/13(a)(h)	799,312
800,000		0.150% due 2/26/13(a)(h)	799,407
800,000		0.140% due 3/5/13(a)(h)	799,424
		Federal National Mortgage Association (FNMA), Discount Notes:
2,300,000		0.175% due 2/20/13(h)	2,298,077
8,400,000		0.175% due 2/27/13(a)(h)	8,392,691
5,300,000		0.180% due 8/1/13(a)(h)	5,291,149

		TOTAL U.S. GOVERNMENT AGENCIES (Cost — $29,071,789)	29,071,789

U.S. GOVERNMENT OBLIGATIONS — 3.5%
		U.S. Treasury Bills:
857,000		0.130% due 2/7/13 (g)(h)	856,508
2,601,000		0.137% due 2/14/13 (g)(h)	2,599,359
705,000		0.164% due 4/4/13 (g)(h)	704,311
50,000		0.153% due 5/2/13 (g)(h)	49,948
690,000		0.169% due 5/30/13 (g)(h)	689,122
80,000		0.171% due 7/25/13 (g)(h)	79,876

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†	Security	Value
U.S. GOVERNMENT OBLIGATIONS — 3.5%—(continued)
$9,990,000	0.173% due 8/22/13 (g)(h)	$9,972,992

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $14,952,116)	14,952,116

	TOTAL SHORT-TERM INVESTMENTS (Cost — $132,629,988)	133,365,801

	TOTAL INVESTMENTS — 112.6% (Cost — $469,019,865 #)	485,266,006

	Liabilities in Excess of Other Assets — (12.6%)	(54,116,248)

	TOTAL NET ASSETS — 100.0%	$431,149,758

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is segregated as collateral for open futures contracts, options contracts written, swap contracts, foreign currency contracts, TBA’s and repurchase agreements.
(b)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(c)	Illiquid Security.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2012.
(f)	This security is traded on a TBA basis (see Note 1).
(g)	All or a portion of this security is held at the broker as collateral for open futures contracts or swaps contracts.
(h)	Rate shown represents yield-to-maturity.
(i)	Security is currently in default.
#	Aggregate cost for federal income tax purposes is $472,588,553.

Abbreviations used in this schedule:

AMBAC	—	American Bond Assurance Corporation
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
COP	—	Columbia Peso
DKK	—	Danish Krone
EUR	—	Euro Dollar
GBP	—	British Pound
GMTN	—	Global Medium Term Note
IDR	—	Indonesia Rupiah
JPY	—	Japanese Yen
MXN	—	Mexico Peso
MYR	—	Malaysian Ringgitt
NGN	—	Nigerian Naira
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PEN	—	Peru Nuevo
PLC	—	Public Limited Company
PLN	—	Poland Zloty
RUB	—	Russia Ruble
THB	—	Thailand Baht
TRY	—	Turkey Lira
ZAR	—	South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Summary of Investments by Security Type*

Sovereign Bonds	49.6%
Corporate Bonds & Notes	10.5
U.S. Government & Agency Obligations	7.6
Mortgage-Backed Securities	6.9
Collateralized Mortgage Obligations	3.0
Municipal Bonds	1.0
Asset-Backed Securities	0.2
Purchased Options	0.0 **
Short-Term Investments	21.2

100.0%

*	As a percentage of total investments.
**	Position represents less than 0.1%

Schedule of Options Contracts Written

Contracts		Security Name	Expiration Date	Strike Price	Value
United States
1,400,000		Swaption, 3-Month USD-LIBOR, Call	10/11/12	$0.85	$6,774
1,500,000		Swaption, 3-Month USD-LIBOR, Call	10/11/12	0.85	7,258
9,600,000		Swaption, 3-Month USD-LIBOR, Call	10/11/12	0.85	46,452
1,400,000		Swaption, 3-Month USD-LIBOR, Put	10/11/12	1.20	336
1,500,000		Swaption, 3-Month USD-LIBOR, Put	10/11/12	1.20	360
4,800,000		Swaption, 3-Month USD-LIBOR, Call	10/11/12	1.20	25,148
9,600,000		Swaption, 3-Month USD-LIBOR, Put	10/11/12	1.20	2,307
4,800,000		Swaption, 3-Month USD-LIBOR, Put	10/11/12	1.60	3,216
1,600,000		Swaption, 3-Month USD-LIBOR, Put	3/18/13	1.40	4,400
1,600,000		Swaption, 3-Month USD-LIBOR, Call	3/18/13	1.40	40,174
5,600,000		Swaption, 3-Month USD-LIBOR, Call	3/18/13	1.40	140,610
5,600,000		Swaption, 3-Month USD-LIBOR, Put	3/18/13	1.40	15,402
6,300,000		Swaption, 3-Month USD-LIBOR, Call	3/18/13	1.40	158,187
6,300,000		Swaption, 3-Month USD-LIBOR, Put	3/18/13	1.40	17,327
1,100,000		Swaption, 3-Month USD-LIBOR, Call	7/11/13	1.20	16,479
1,100,000		Swaption, 3-Month USD-LIBOR, Put	7/11/13	1.20	686
15,100,000		Swaption, 3-Month USD-LIBOR, Put	4/14/14	2.85	54,747
3,000,000	EUR	Swaption, 6-Month EUR-LIBOR, Put	7/1/14	10.00	34

		Total United States			539,897

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $653,469)			$539,897

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Schedule of Forward Sale Commitments

Face Amount	Security	Value
	Federal National Mortgage Association (FNMA):
$1,000,000	6.000% due 9/15/33 (a)	$1,101,914
3,000,000	4.500% due 9/1/42 (a)	3,247,031

	TOTAL FORWARD SALE COMMITMENTS (Proceeds — $4,342,031)	$4,348,945

(a)	This security is traded on a TBA basis (see Note 1).
For details of other financial instruments held by this fund, refer to Note 3.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS — 94.5%
Alaska — 2.3%
$1,750,000	AA-	North Slope Boro Alaska, GO, Series A, NPFG-Insured, 5.000% due 6/30/16	$2,025,012

California — 9.1%
1,000,000	AA+	California Infrastructure & Economic Development Bank Revenue, Series A, Prerefunded 1/1/28 @ 100, AMBAC-Insured, 5.000% due 7/1/36(a)	1,373,430
1,050,000	AA-	California Statewide Communities Development Authority, Sutter Health Project, Series A, 5.500% due 8/15/26	1,234,254
1,000,000	AA	Los Angeles, CA, Department of Water & Power Waterworks Revenue, Series C, Prerefunded 7/1/14 @ 100, NPFG-Insured, 5.250% due 7/1/19(a)	1,089,750
1,500,000	A+	San Francisco, CA, City & County Airports Commission, Series C-2, 5.000% due 5/1/21	1,758,570
1,000,000	AA-	San Francisco, CA, Public Utilities Commission Water Revenue, Sub-Series D, 5.000% due 11/1/19	1,244,970
1,230,000	Aa1(b)	Santa Monica-Malibu, California, Unified School District, Election of 2006 Project, Series A, FGIC & NPFG-Insured, 5.000% due 8/1/26	1,407,674

		Total California	8,108,648

Colorado — 6.5%
1,000,000	AAA	Colorado Water Resources & Power Development Authority, Drinking Water Revenue, Revolving Fund, Series A, 5.500% due 9/1/22	1,316,460
1,500,000	AA-	Jefferson County School District R-1, GO, Broomfield Counties, Colorado, Refunding Bonds, Series 2012, 5.000% due 12/15/26	1,875,990
2,165,000	AA+	Longmont, CO, Sales & Use Tax Revenue, Refunding, 5.250% due 5/15/17	2,559,463

		Total Colorado	5,751,913

Connecticut — 1.4%
1,000,000	AA	State of Connecticut, GO, Series C, 5.000% due 6/1/17	1,194,800

District of Colombia — 4.6%
2,500,000	AAA	District of Columbia, Income Tax Revenue Bonds, Series A, 5.000% due 12/1/28	3,023,975
1,075,000	AA-	Metropolitan Washington D.C., Airports Authority System, Refunding, Series D, Prerefunded 10/1/12 @ 100, AGM-Insured, AMT, 5.375% due 10/1/18(a)(c)	1,078,580

		Total District of Colombia	4,102,555

Florida — 3.9%
1,000,000	A	Florida Municipal Loan Council Revenue, North Miami Beach Water Project, Series B, NPFG-Insured, 5.375% due 8/1/18	1,012,400
1,000,000	A	Jacksonville, FL, Sales Tax Revenue, Better Jacksonville Projects, 5.000% due 10/1/21	1,140,560
1,000,000	A+	Miami-Dade County, FL, Water & Sewer Revenue, XLCA-Insured, 5.000% due 10/1/21	1,145,490
195,000	AA-	Tampa, Florida, Utility Tax & Special Revenue, Series A, Prerefunded 10/1/12 @ 101, AMBAC-Insured, 5.250% due 10/1/19(a)	197,636

		Total Florida	3,496,086

Georgia — 5.1%
2,000,000	AA-	Augusta, GA, Water and Sewer Revenue, AGM-Insured, 5.000% due 10/1/21	2,322,760
1,800,000	A	Municipal Electric Authority of Georgia, Series B, 5.000% due 1/1/20	2,155,104

		Total Georgia	4,477,864

Illinois — 4.0%
		Illinois Finance Authority Revenue :
1,095,000	A3(b)	DePaul University, Series A, 5.375%, due 10/1/19	1,323,844
1,000,000	A	OBG Bradley University, XLCA-Insured, 5.000% due 8/1/34	1,058,230
1,025,000	AA-	Illinois State Toll Highway Authority, Series A-1, Prerefunded 7/1/16 @ 100, FSA-Insured, 5.000% due 1/1/25(a)	1,200,982

		Total Illinois	3,583,056

Indiana — 1.1%
1,000,000	AA+	Indiana Health Facility Financing Authority Hospital Revenue, Refunding, Methodist Hospital Industry, Series A, Escrowed To Maturity, 5.750% due 9/1/15(d)	1,003,430

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating††	Security	Value
Kansas — 1.3%
$1,065,000	AA+	Kansas State Development Finance Authority Revenue, Kansas Tansition Revolving Fund, 5.000% due 10/1/20	$1,185,228

Massachusetts — 4.6%
1,400,000	AA+	Commonwealth of Massachusetts, GO, Series A, NPFG-Insured, 5.250% due 8/1/16	1,649,550
1,000,000	AAA	Massachusetts Bay Transportation Authority Revenue, Series A, 5.250% due 7/1/34	1,323,880
1,000,000	A2(b)	Massachusetts HEFA Revenue, Northeastern University, Series R, 5.000% due 10/1/28	1,112,550

		Total Massachusetts	4,085,980

Michigan — 2.1%
1,750,000	AA-	Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facilities Revenue, Bronson Hospital A RMK 4/30/08, AGM-Insured, 5.000% due 5/15/26	1,902,198

Minnesota — 0.4%
327,664	AA+	Minneapolis & St. Paul, MN, Housing Finance Board Single Family Mortgage Revenue, Mortgage Backed Securities, Cityliving, Series A-3, GNMA & FNMA-Insured, 5.700% due 4/1/27	345,872

New Jersey — 3.9%
1,340,000	Aa3(b)	Manalapan-Englishtown Regional Board of Education, GO, FGIC & NPFG-Insured, 5.750% due 12/1/22	1,802,997
1,500,000	A+	New Jersey Health Care Facilities Financing Authority, Atlanticare Regional Medical Center, 5.000% due 7/1/27	1,621,035

		Total New Jersey	3,424,032

New York — 3.8%
		New York City, NY:
1,450,000	AAA	Municipal Water Finance Authority, Water and Sewer Systems Revenue, Series E, 5.000% due 6/15/38	1,494,878
1,000,000	AA	Series D, 5.000% due 11/1/27	1,076,730
750,000	AA-	New York State, Urban Development Corp., Refunding, Correctional Capital Facilities, Series A, AGM-Insured, 5.250% due 1/1/14	776,002

		Total New York	3,347,610

North Carolina — 2.6%
2,000,000	A—	North Carolina Eastern Municipal Power Agency, Series B, 5.000% due 1/1/26	2,266,780

Oregon — 4.4%
1,000,000	AA	Oregon State Department of Administrative Services, COP, Series A, AGM-Insured, 5.000% due 5/1/24	1,073,080
1,000,000	AA-	Port of Portland Airport Revenue, Portland International Project, Sub-series Twenty C, AMT, 5.000% due 7/1/16(c)	1,130,230
1,330,000	Aa2(b)	Washington & Clackamas Counties School District No. 23, GO, NPFG-Insured, 5.000% due 6/15/22	1,657,220

		Total Oregon	3,860,530

Pennsylvania — 2.7%
2,000,000	AA	Commonwealth of Pennsylvania, GO, 5.000% due 7/1/17	2,392,140

Tennessee — 1.2%
1,000,000	BBB+	Knox County, TN, Health & Housing Facilities Revenue, University Health System, 5.250% due 4/1/36	1,055,120

Texas — 15.3%
2,000,000	AAA	Keller, Texas, Independent School District, PSF-GTD-Insured, 4.750% due 8/15/32	2,173,020
2,500,000	AAA	North East, Texas, Independent School District, Refunding, PSF-GTD-Insured, 5.250% due 2/1/30	3,355,600
2,000,000	AA	RoundRock, Texas, Independent School District, GO, 5.000% due 8/1/33	2,308,360
		Texas State, Transportation Commission:
1,000,000	AAA	5.000%, due 4/1/27	1,151,610
2,575,000	AAA	5.250%, due 4/1/26	3,456,062

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating††	Security	Value
Texas — 15.3%—(continued)
$1,000,000	AA-	Waxahachie, Texas, GO, Series A, AGM-Insured, 5.000% due 8/1/25	$1,108,810

		Total Texas	13,553,462

Washington — 9.1%
1,500,000	AAA	Central Puget Sound Regional Transportation Authority, Sales & Use Tax Revenue, Series A, Prerefunded 5/01/15 @ 100, AMBAC-Insured, 5.000% due 11/1/24(a)	1,684,440
2,000,000	AA+	King County, Washington School District No. 210 Federal Way, FGIC & NPFG-Insured, 5.000% due 12/1/23	2,289,320
2,000,000	AA+	State of Washington, GO, Series A, 5.000% due 7/1/22	2,384,960
1,500,000	A+	Washington Health Care Facilities Authority, Revenue Bonds, Series A, 5.000% due 11/1/18	1,751,700

		Total Washington	8,110,420

Wisconsin — 5.1%
2,500,000	AA+	State of Wisconsin, Series I, FGIC & NPFG-Insured, 5.000% due 7/1/20	3,111,975
1,340,000	BBB	Wisconsin State, HEFA Revenue, Refunding, Divine Savior Healthcare, 5.500% due 5/1/26	1,413,191

		Total Wisconsin	4,525,166

		TOTAL MUNICIPAL BONDS (Cost — $75,972,044)	83,797,902

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $75,972,044)	83,797,902

SHORT-TERM INVESTMENTS — 6.7%
TIME DEPOSITS- 6.7%
		Bank of New York Mellon — Grand Cayman:
5,184,767		0.030% due 9/4/12	5,184,767
		HSBC Bank — Grand Cayman:
786,479		0.030% due 9/4/12	786,479

		TOTAL TIME DEPOSITS (Cost — $5,971,246)	5,971,246

		TOTAL SHORT-TERM INVESTMENTS (Cost — $5,971,246)	5,971,246

		TOTAL INVESTMENTS — 101.2% (Cost — $81,943,290 #)	89,769,148

		Liabilities in Excess of Other Assets — (1.2%)	(1,048,455)

		TOTAL NET ASSETS — 100.0%	$88,720,693

††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
#	Aggregate cost for federal income tax purposes is $81,943,290.

Abbreviations used in this schedule:

AGM	—	Assured Guaranty Municipal Corp.
AMBAC	—	Ambac Assurance Corporation
AMT	—	Alternative Minimum Tax
COP	—	Certificate of Participation
FGIC	—	Financial Guarantee Insurance Company
FSA	—	Financial Security Assurance
GO	—	General Obligation

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Abbreviations used in this schedule:

HEFA	—	Health & Education Facility Authority
NPFG	—	National Public Finance Guarantee Corp.
PSF	—	Permanent School Fund
XLCA	—	XL Capital Assurance Inc.

See pages 140 and 141 for definition of ratings.

Summary of Investments by Industry*

General Obligation	21.8%
Education	21.5
Transportation	13.2
Health Care Providers & Services	11.0
Utilities	7.0
Power	4.9
Airport	4.4
Development	4.2
Water and Sewer	2.9
Public Facilities	2.0
Housing	0.4
Short-Term Investments	6.7

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Money Market Investments

Face Amount	Security	Value
SHORT-TERM INVESTMENTS — 99.5%
CERTIFICATES OF DEPOSIT — 2.9%
$2,900,000	National Bank of Canada, 0.550% due 7/11/13	$2,900,000
4,000,000	Svenska Handelsbanken, 0.295% due 10/24/12	4,000,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost — $6,900,000)	6,900,000

COMMERCIAL PAPER — 71.7%
4,000,000	ABN AMRO Funding USA LLC, 0.501% due 9/5/12(a)(b)	3,999,778
8,760,000	Antalis U.S. Funding Corp., 0.230% due 9/4/12(a)(b)	8,759,832
4,000,000	Bank of Nova Scotia, 0.305% due 10/22/12(a)	3,998,272
3,100,000	Barton Capital LLC, 0.400% due 9/11/12(a)(b)	3,099,656
	Bryant Park Funding LLC:
2,917,000	0.180% due 9/12/12(a)(b)	2,916,840
4,400,000	0.180% due 9/17/12(a)(b)	4,399,648
2,000,000	Canadian Imperial Bank of Commerce, 0.401% due 4/17/13(a)	1,994,933
5,000,000	Chariot Funding LLC, 0.170% due 9/12/12(a)(b)	4,999,740
5,500,000	Coca-Cola Co., 0.260% due 1/7/13(a)(b)	5,494,916
2,000,000	Collateralized Commercial Paper Program Co. LLC, 0.451% due 2/1/13(a)	1,996,175
2,500,000	Concord Minuteman Capital Co. LLC, 0.270% due 10/2/12(a)(b)	2,499,419
	Crown Point Capital Co. LLC:
3,000,000	0.410% due 10/2/12(a)(b)	2,998,941
5,000,000	0.430% due 11/19/12(a)(b)	4,995,282
4,500,000	DnB Bank ASA, 0.496% due 10/24/12(a)(b)	4,496,721
3,600,000	Fairway Financial Corp. LLC, 0.280% due 12/17/12(a)(b)	3,600,000
10,000,000	Gemini Security Corp. LLC, 0.150% due 9/4/12(a)(b)	9,999,875
5,000,000	General Electric Capital Corp., 0.240% due 1/28/13(a)	4,995,033
	Hannover Funding Co. LLC:
5,000,000	0.350% due 9/18/12(a)(b)	4,999,173
4,000,000	0.350% due 9/25/12(a)(b)	3,999,067
1,000,000	ING (US) Funding LLC, 0.200% due 9/12/12(a)	999,939
	LMA Americas LLC:
5,000,000	0.380% due 9/4/12(a)(b)	4,999,842
5,200,000	0.450% due 9/12/12(a)(b)	5,199,284
4,500,000	MetLife Short Term Funding LLC, 0.341% due 11/14/12(a)(b)	4,496,855
3,200,000	Nordea North America Inc., 0.572% due 9/7/12(a)	3,199,696
	NRW.BANK:
5,000,000	0.260% due 10/17/12(a)(b)	4,998,339
2,700,000	0.320% due 11/26/12(a)(b)	2,697,936
4,500,000	Oversea-Chinese Bank Corp., Ltd., 0.421% due 10/12/12(a)	4,497,848
6,000,000	PACCAR Financial Corp., 0.180% due 10/5/12(a)	5,998,980
4,500,000	PNC Bank NA, 0.331% due 10/24/12(a)	4,497,814
5,000,000	Rabobank USA Financial Corp., 0.300% due 12/3/12(a)	4,996,125
5,000,000	Regency Markets No. 1 LLC, 0.220% due 9/17/12(a)(b)	4,999,511
10,000,000	Salisbury Receivables Co. LLC, 0.150% due 9/4/12(a)(b)	9,999,875
10,000,000	Societe Generale North America Inc., 0.160% due 9/4/12(a)	9,999,867
4,000,000	Sumitomo Mitsui Banking Corp., 0.250% due 10/17/12(a)(b)	3,998,722
	Versailles Commercial Paper LLC:
3,000,000	0.460% due 9/6/12(a)(b)	2,999,808
5,000,000	0.440% due 9/14/12(a)(b)	4,999,205
2,800,000	0.370% due 9/19/12(a)(b)	2,799,482

	TOTAL COMMERCIAL PAPER (Cost — $170,622,429)	170,622,429

TIME DEPOSITS — 1.4%
497,162	JPMorgan Chase & Co. — London, 0.030% due 9/4/12	497,162

See Notes to Financial Statements.

Schedules of Investments

(continued)

Money Market Investments

Face Amount	Security	Value
TIME DEPOSITS — 1.4%—(continued)
$2,763,371	Wells Fargo — Grand Cayman, 0.030% due 9/4/12	$2,763,371

	TOTAL TIME DEPOSITS (Cost — $3,260,533)	3,260,533

U.S. GOVERNMENT AGENCIES — 14.7%
	Federal Home Loan Bank (FHLB), Discount Notes:
14,216,000	0.100% due 9/21/12(a)	14,215,209
5,810,000	0.115% due 9/28/12(a)	5,809,499
5,800,000	0.100% due 10/9/12(a)	5,799,388
5,000,000	0.100% due 10/17/12(a)	4,999,361
2,250,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 0.120% due 9/12/12(a)	2,249,918
2,000,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.100% due 10/15/12(a)	1,999,756

	TOTAL U.S. GOVERNMENT AGENCIES (Cost — $35,073,131)	35,073,131

U.S. GOVERNMENT OBLIGATIONS — 8.8%
	U.S. Treasury Bills:
12,000,000	0.093% due 9/6/12(a)	11,999,845
4,000,000	0.149% due 9/13/12(a)	3,999,802
5,000,000	0.136% due 1/10/13(a)	4,997,526

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $20,997,173)	20,997,173

	TOTAL SHORT-TERM INVESTMENTS (Cost — $236,853,266)	236,853,266

	TOTAL INVESTMENTS — 99.5% (Cost — $236,853,266 #)	236,853,266

	Cash and Other Assets in Excess of Liabilities — 0.5%	1,200,057

	TOTAL NET ASSETS — 100.0%	$238,053,323

(a)	Rate shown represents yield-to-maturity.
(b)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
#	Aggregate cost for federal income tax purposes is $238,853,266.

See Notes to Financial Statements.

Ratings

(unaudited)

Bond Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) —Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

—     Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

—     Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

—     Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)— Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

—     Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

—     Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

—     Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

—     Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

—     Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

—     Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch Ratings Service (“Fitch”)— Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

—     Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

—     Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB,B, CCC, CC and C

—     Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.
Short-Term SecurityRatings
SP-1

—     Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

Ratings

(unaudited) (continued)

A-1

—     Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG1	— Moody’s highest rating for issues having a demand feature —VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1

—     Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Statements of Assets and Liabilities

August 31, 2012

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments	Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments	Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
ASSETS:
Investments, at cost	$1,164,303,860	$946,219,943	$216,870,158	$151,236,467	$525,109,344	$616,783,950	$1,062,695,505	$334,794,815	$469,019,865	$81,943,290	$236,853,266
Foreign currency, at cost	—	—	—	—	591,389	4,781,694	153,811	—	83,042	—	—
Investments, at value*	$1,580,044,625	$1,107,975,496	$267,127,138	$200,802,400	$563,550,779	$719,863,117	$1,103,407,425	$340,516,716	$485,266,006	$89,769,148	$236,853,266	**
Foreign currency, at value	—	—	—	—	604,552	4,786,107	157,962	—	81,109	—	—
Cash	1,290	1,629	206	173	584	866	597	622	241	102	13
Receivable for manager waiver	—	—	—	—	—	—	—	—	—	—	25
Receivable for securities sold	18,830,750	1,379,589	3,802,223	508,397	458,290	5,428,531	130,837,084	105,498	17,977,807	—	—
Dividends and interest receivable	3,322,961	3,552,321	63,652	318,912	927,503	1,753,293	6,048,791	4,631,648	3,037,100	879,778	3,979
Receivable for Fund shares sold	91,272	41,169	38,570	37,587	272,844	382,825	161,308	521,071	374,523	155,646	1,487,385
Unrealized appreciation on open forward foreign currency contracts (Notes 1 and 3)	—	—	—	—	195,849	164,053	337,304	—	1,535,250	—	—
Variation margin on open future contacts (Notes 1 and 3)	—	—	—	—	—	1,723,264	348,682	—	51,050	—	—
Swap contracts at value (Notes 1 and 3)	—	—	—	—	—	—	3,093,633	—	1,942,597	—	—
Deposits with counterparty	—	—	—	—	—	—	14,000	—	6,000	—	—
Prepaid expenses	34,132	26,241	14,034	12,087	13,839	17,937	27,235	9,980	14,965	10,938	12,217
Other assets	—	—	—	—	85	—	—	—	—	—	—

Total Assets	1,602,325,030	1,112,976,445	271,045,823	201,679,556	566,024,325	734,119,993	1,244,434,021	345,785,535	510,286,648	90,815,612	238,356,885

LIABILITIES:
Payable for securities on loan	9,755,298	22,847,068	19,954,594	5,954,665	6,243,716	28,945,863	386,546	2,539,760	—	—	—
Payable for Fund shares repurchased	2,407,678	1,334,512	463,555	230,479	602,011	824,248	2,062,695	401,662	519,869	124,017	225,532
Payable for securities purchased	23,238,777	872,557	2,924,590	350,470	115,262,165	8,217,579	183,202,075	73,919,248	66,387,826	1,881,660	–
Investment management fee payable	802,072	561,855	167,257	130,091	197,335	477,014	384,375	83,282	172,967	32,705	18,947
Transfer agent fees payable	39,806	33,864	23,051	15,024	22,401	17,076	27,198	4,292	8,109	1,074	391
Custody fee payable	83,238	55,376	16,963	13,184	39,560	119,842	123,459	21,807	12,882	8,406	13,044
Trustees’ fees payable	6,198	5,042	1,544	1,166	4,056	3,327	4,474	769	1,404	822	562
Forward sale commitments, at value (proceeds received $31,603,438 and $4,342,031, respectively) (Note 1)	—	—	—	—	—	—	31,653,364	—	4,348,945	—	—
Options Contracts written, at value (premiums received $644,647 and $653,469, respectively) (Notes 1 and 3)	—	—	—	—	—	—	531,871	—	539,897	—	—
Swap contracts at value (Notes 1 and 3)	—	—	—	—	—	—	247,115	—	148,480	—	—
Unrealized depreciation on open forward foreign currency contracts (Notes 1 and 3)	—	—	—	—	—	243,965	1,103,684	—	5,880,376	—	—
Variation margin on open swap contracts (Notes 1 and 3)	—	—	—	—	—	—	23,942	—	1,012	—	—
Deposits from counterparty	—	—	—	—	—	—	2,975,000	—	1,030,000	—	—
Distributions payable	—	—	—	—	—	—	20	1,438	—	195	8
Accrued expenses	34,220	51,637	79,979	86,749	89,676	68,272	76,580	69,765	85,123	46,040	45,078

Total Liabilities	36,367,287	25,761,911	23,631,533	6,781,828	122,460,920	38,917,186	222,802,398	77,042,023	79,136,890	2,094,919	303,562

Total Net Assets	$1,565,957,743	$1,087,214,534	$247,414,290	$194,897,728	$443,563,405	$695,202,807	$1,021,631,623	$268,743,512	$431,149,758	$88,720,693	$238,053,323

NET ASSETS:
Par value (Note 4)	$95,524	$115,201	$12,488	$15,028	$46,320	$48,070	$115,128	$63,434	$50,375	$8,984	$238,053
Paid-in capital in excess of par value	1,304,191,789	1,411,090,409	224,092,874	135,028,123	746,951,665	664,158,154	946,950,749	285,873,413	403,838,063	80,844,710	237,809,364
Accumulated net investment loss	—	—	(736,931)	—	—	—	—	—	—	—	—
Undistributed (Overdistributed) net investment income	6,647,674	15,567,504	—	1,858,564	6,839,235	12,060,825	9,443,322	809,714	28,944,093	144,126	35
Accumulated net realized gain (loss) on investments, futures contracts, options contracts written, forward sale commitments, swap contracts and foreign currency transactions	(160,718,009)	(501,314,133)	(26,211,121)	8,430,080	(348,834,560)	(83,818,264)	24,313,885	(23,724,950)	(15,238,693)	(102,985)	5,871
Net unrealized appreciation on investments, futures contracts, options contracts written, forward sale commitments, swap contracts and foreign currency transactions	415,740,765	161,755,553	50,256,980	49,565,933	38,560,745	102,754,022	40,808,539	5,721,901	13,555,920	7,825,858	—

Total Net Assets	$1,565,957,743	$1,087,214,534	$247,414,290	$194,897,728	$443,563,405	$695,202,807	$1,021,631,623	$268,743,512	$431,149,758	$88,720,693	$238,053,323

Shares Outstanding	95,523,227	115,201,720	12,488,055	15,028,472	46,320,286	48,070,048	115,128,090	63,434,059	50,375,098	8,983,547	238,053,252

Net Asset Value	$16.39	$9.44	$19.81	$12.97	$9.58	$14.46	$8.87	$4.24	$8.56	$9.88	$1.00

*	Includes securities on loan for the following funds: Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, and High Yield Investments with a market value of $9,569,391, $22,465,976, $19,763,710, $5,834,748, $6,089,464, $27,685,842, $378,081 and $2,464,362, respectively.
**	Value represents amortized cost.

See Notes to Financial Statements.

Statements of Operations

For the Year Ended August 31, 2012

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments	Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments	Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
INVESTMENT INCOME:
Dividends	$16,884,939	$31,916,054	$893,846	$3,582,351	$10,133,072	$23,422,962	$—	$248,813	$—	$—	$—
Interest	14,708	9,880	3,150	1,399	5,411	43,350	40,922,489	11,527,546	10,243,734	3,472,048	559,102
Income from securities lending	729,649	243,836	589,924	181,182	286,942	581,258	932	30,142	581	—	—
Miscellaneous income	—	—	—	—	—	—	11,928	—	—	—	—
Less: Foreign taxes withheld	(131,294)	(210,763)	(5,961)	(24,513)	(825,183)	(2,260,899)	—	—	(7,881)	—	—

Total Investment Income	17,498,002	31,959,007	1,480,959	3,740,419	9,600,242	21,786,671	40,935,349	11,806,501	10,236,434	3,472,048	559,102

EXPENSES:
Investment management fee (Note 2)	9,643,737	6,738,611	2,079,680	1,580,612	2,486,510	6,740,094	4,857,459	985,612	1,776,667	408,135	182,939
Transfer agent fees	235,597	177,612	79,032	44,969	82,362	103,188	170,793	17,976	48,504	9,661	22,584
Custody fees	464,917	333,372	91,678	73,226	271,698	649,179	738,836	145,262	155,656	49,271	72,738
Trustees’ fees	210,386	147,528	25,969	14,318	56,145	98,624	141,644	18,177	35,281	10,575	20,838
Shareholder reports	129,452	142,469	129,881	123,738	133,013	118,895	104,327	59,238	89,598	7,218	119,389
Insurance	90,782	61,848	15,000	11,555	34,267	44,766	57,653	10,469	12,651	4,927	6,927
Audit and tax	61,854	56,497	47,307	45,417	54,571	61,740	89,555	62,906	71,824	37,220	36,852
Legal fees	32,172	32,171	34,385	34,385	32,154	32,172	32,771	32,171	32,172	32,172	29,793
Registration fees	20,949	20,893	20,428	20,441	18,146	19,913	20,473	18,623	19,606	17,659	22,872
Miscellaneous expenses	125,936	79,481	15,597	13,077	49,152	72,798	113,483	11,676	30,294	6,393	14,319

Total Investment Expenses	11,015,782	7,790,482	2,538,957	1,961,738	3,218,018	7,941,369	6,326,994	1,362,110	2,272,253	583,231	529,251
Less: Fee waivers and/or expense reimbursement (Note 2)	—	—	(23,397)	(20,926)	(23,977)	(945,932)	(52,640)	(226,582)	(35,061)	—	(29,185)

Net Expenses	11,015,782	7,790,482	2,515,560	1,940,812	3,194,041	6,995,437	6,274,354	1,135,528	2,237,192	583,231	500,066

Net Investment Income (Loss)	$6,482,220	$24,168,525	($1,034,601)	$1,799,607	$6,406,201	$14,791,234	$34,660,995	$10,670,973	$7,999,242	$2,888,817	$59,036

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN, FORWARD SALE COMMITMENT, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	$87,906,066	$38,734,227	$11,601,336	$21,056,940	($7,468,239)	($23,317,709)	$42,044,476	($4,673,833)	$1,305,979	$1,247,270	$5,871
Futures contracts	—	—	—	—	—	(20,793)	2,713,496	—	4,795,591	—	—
Options contracts written	—	—	—	—	—	—	855,477	—	267,162	—	—
Forward sale commitments	—	—	—	—	—	—	(1,680,835)	—	(625,547)	—	—
Swap contracts	—	—	—	—	—	—	(599,799)	—	(1,074,295)	—	—
Foreign currency transactions	—	—	—	—	(192,695)	(1,558,705)	2,465,000	—	20,031,728	—	—

Net Realized Gain (Loss)	87,906,066	38,734,227	11,601,336	21,056,940	(7,660,934)	(24,897,207)	45,797,815	(4,673,833)	24,700,618	1,247,270	5,871

Change in Net Unrealized Appreciation/Depreciation From:
Investments	129,328,340	61,932,505	16,669,721	5,818,527	(14,753,412)	(44,425,625)	10,670,665	6,130,587	(2,193,316)	3,054,364	—
Futures contracts	—	—	—	—	—	(507,434)	(2,557,767)	—	(1,379,096)	—	—
Options contracts written	—	—	—	—	—	—	(127,965)	—	(7,030)	—	—
Forward sale commitments	—	—	—	—	—	—	47,125	—	(64,609)	—	—
Swap contracts	—	—	—	—	—	—	900,866	—	1,810,494	—	—
Foreign currency transactions	—	—	—	—	234,863	(235,118)	332,509	—	(3,560,923)	—	—

Change in Net Unrealized Appreciation (Depreciation)	129,328,340	61,932,505	16,669,721	5,818,527	(14,518,549)	(45,168,177)	9,265,433	6,130,587	(5,394,480)	3,054,364	—

Net Gain (Loss) on Investments, Futures Contracts, Options Written, Forward Sale Commitment, Swap Contracts and Foreign Currency Transactions	217,234,406	100,666,732	28,271,057	26,875,467	(22,179,483)	(70,065,384)	55,063,248	1,456,754	19,306,138	4,301,634	5,871

Total Net Assets Increase (Decrease) in Net Assets From Operations	$223,716,626	$124,835,257	$27,236,456	$28,675,074	($15,773,282)	($55,274,150)	$89,724,243	$12,127,727	$27,305,380	$7,190,451	$64,907

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended August 31, 2012 and August 31, 2011

	Large Capitalization Growth Investments		Large Capitalization Value Equity Investments		Small Capitalization Growth Investments		Small Capitalization Value Equity Investments		International Equity Investments		Emerging Markets Equity Investments
	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011
OPERATIONS:
Net investment income (loss)	$6,482,220	$8,644,503	$24,168,525	$25,138,927	$(1,034,601)	$(1,201,218)	$1,799,607	$2,101,769	$6,406,201	$10,391,296	$14,791,234	$17,031,458
Net realized gain	87,906,066	132,590,173	38,734,227	82,134,498	11,601,336	58,769,480	21,056,940	31,578,837	(7,660,934)	107,736,713	(24,897,207)	85,337,819
Change in net unrealized appreciation/ depreciation	129,328,340	167,645,620	61,932,505	72,181,730	16,669,721	1,296,368	5,818,527	3,194,328	(14,518,549)	(7,239,958)	(45,168,177)	(31,984,324)

Increase (Decrease) in Net Assets From Operations	223,716,626	308,880,296	124,835,257	179,455,155	27,236,456	58,864,630	28,675,074	36,874,934	(15,773,282)	110,888,051	(55,274,150)	70,384,953

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(8,294,405)	(3,133,697)	(24,720,654)	(20,058,283)	—	—	(1,889,698)	(2,997,673)	(6,661,132)	(13,556,896)	(18,066,459)	(12,702,280)
Net realized gains	—	—	—	—	—	—	—	—	—	—	—	—

Decrease in Net Assets From Distributions to Shareholders	(8,294,405)	(3,133,697)	(24,720,654)	(28,058,283)	—	—	(1,889,698)	(2,997,673)	(6,661,132)	(13,556,896)	(18,066,459)	(12,702,280)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	78,804,323	270,250,580	50,974,293	199,832,147	22,648,577	51,632,925	16,051,002	51,786,373	150,284,899	67,559,954	75,670,441	147,739,601
Reinvestment of distributions	8,294,405	3,133,697	24,720,654	28,058,283	—	—	1,889,286	2,997,673	6,661,132	13,556,896	18,066,459	12,702,280
Cost of shares repurchased	(474,585,749)	(336,526,822)	(309,029,807)	(261,174,590)	(80,861,429)	(94,209,909)	(72,335,177)	(69,289,295)	(227,066,046)	(437,420,269)	(166,210,600)	(185,941,119)

Increase (Decrease) in Net Assets From Fund Share Transactions	(387,487,021)	(63,142,545)	(233,334,860)	(33,284,160)	(58,212,852)	(42,576,984)	(54,394,889)	(14,505,249)	(70,120,015)	(356,303,419)	(72,473,700)	(25,499,238)

Increase (Decrease) in Net Assets	(172,064,800)	242,604,054	(133,220,257)	118,112,712	(30,976,396)	16,287,646	(27,609,513)	19,372,012	(92,554,429)	(258,972,264)	(145,814,309)	32,183,435
NET ASSETS:
Beginning of year	1,738,022,543	1,495,418,489	1,220,434,791	1,102,322,079	278,390,686	262,103,040	222,507,241	203,135,229	536,117,834	795,090,098	841,017,116	808,833,681

End of year*†	$1,565,957,743	$1,738,022,543	$1,087,214,534	$1,220,434,791	$247,414,290	$278,390,686	$194,897,728	$222,507,241	$443,563,405	$536,117,834	$695,202,807	$841,017,116

* Includes undistributed net investment income of:	$6,647,674	$8,513,117	$15,567,504	$16,453,946	—	—	$1,858,564	$1,889,651	$6,839,235	$6,711,709	$12,060,825	$16,554,021

† Includes accumulated net investment loss of:	—	—	—	—	$(736,931)	—	—	—	—	—	—	—

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended August 31, 2012 August 31, 2011

	Core Fixed Income Investments		High Yield Investments		International Fixed Income Investments		Municipal Bond Investments		Money Market Investments
	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011
OPERATIONS:
Net investment income (loss)	$34,660,995	$32,869,408	$10,670,973	$16,871,483	$7,999,242	$6,241,666	$2,888,817	$2,942,778	$59,036	$3,151
Net realized gain (loss)	45,797,815	8,302,500	(4,673,833)	6,625,511	24,700,618	(11,806,799)	1,247,270	(15,290)	5,871	986
Change in net unrealized appreciation (depreciation)	9,265,433	(24,738)	6,130,587	(6,383,907)	(5,394,480)	8,375,508	3,054,364	(1,080,197)	—	—

Increase (Decrease) in Net Assets From Operations	89,724,243	41,147,170	12,127,727	17,113,087	27,305,380	2,810,375	7,190,451	1,847,291	64,907	4,137

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(38,112,222)	(34,164,850)	(12,483,168)	(17,008,732)	(1,284,299)	(12,802,845)	(2,888,713)	(2,942,635)	(59,001)	(3,155)
Net realized gains	(10,147,005)	(30,133,209)	—	—	—	—	—	—	—	(13,621)

Decrease in Net Assets From Distributions to Shareholders	(48,259,227)	(64,298,059)	(12,483,168)	(17,008,732)	(1,284,299)	(12,802,845)	(2,888,713)	(2,942,635)	(59,001)	(16,776)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	320,711,752	227,961,080	163,104,819	39,620,418	227,373,965	52,103,680	32,848,538	26,043,070	293,627,375	114,041,013
Reinvestment of distributions	48,259,553	64,293,061	12,483,271	17,006,873	1,284,299	12,802,844	2,888,768	2,942,386	58,949	16,775
Cost of shares repurchased	(456,181,435)	(202,478,811)	(104,844,963)	(48,232,524)	(50,955,234)	(47,746,313)	(38,831,946)	(32,010,951)	(174,430,607)	(120,488,142)

Increase (Decrease) in Net Assets From Fund Share Transactions	(87,210,130)	89,775,330	70,743,127	8,394,767	177,703,030	17,160,211	(3,094,640)	(3,025,495)	119,255,717	(6,430,354)

Increase (Decrease) in Net Assets	(45,745,114)	66,624,441	70,387,686	8,499,122	203,724,111	7,167,741	1,207,098	(4,120,839)	119,261,623	(6,442,993)
NET ASSETS:
Beginning of year	1,067,376,737	1,000,752,296	198,355,826	189,856,704	227,425,647	220,257,906	87,513,595	91,634,434	118,791,700	125,234,693

End of year*†	$1,021,631,623	$1,067,376,737	$268,743,512	$198,355,826	$431,149,758	$227,425,647	$88,720,693	$87,513,595	$238,053,323	$118,791,700

* Includes undistributed net investment income of:	$9,443,322	$4,578,943	$809,714	$1,962,680	$28,944,093	—	$144,126	$144,022	$35	—

† Includes accumulated net investment loss of:	$—	$—	$—	$—	$—	$(1,055,003)	$—	$—	$—	$—

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Capitalization Growth Investments

	2012	2011	2010	2009	2008
Net asset value, Beginning of Year	$14.24	$11.80	$11.15	$14.66	$15.45

Income (Loss) from Operations:
Net investment income(1)	0.06	0.07	0.03	0.04	0.03
Net realized and unrealized gain (loss)	2.17	2.40	0.68	(3.35)	(0.55)

Total Income (Loss) from Operations	2.23	2.47	0.71	(3.31)	(0.52)

Less Distributions From:
Net investment income	(0.08)	(0.03)	(0.06)	(0.03)	(0.03)
Net realized gain	—	—	—	(0.17)	(0.24)

Total Distributions	(0.08)	(0.03)	(0.06)	(0.20)	(0.27)

Net Asset Value, End of Year	$16.39	$14.24	$11.80	$11.15	$14.66

Total Return(2)	15.71%	20.89%	6.30%	(22.25)%	(3.52)%
Net Assets, End of Year (millions)	$1,566	$1,738	$1,495	$1,310	$2,214
Ratios of Average Net Assets:
Gross expenses	0.69%	0.68%	0.70%	0.71%	0.69%
Net expenses	0.69	0.68	0.70 (3)	0.71 (3)	0.69 (3)
Net investment income (loss)	0.40	0.47	0.22	0.44	0.18
Portfolio Turnover Rate	66%	76%	92%	113%	79%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.

Large Capitalization Value Equity Investments

	2012	2011	2010	2009	2008
Net asset value, Beginning of Year	$8.58	$7.54	$7.34	$9.88	$12.87

Income (Loss) from Operations:
Net investment income(1)	0.19	0.17	0.19	0.22	0.23
Net realized and unrealized gain (loss)	0.87	1.07	0.23	(2.55)	(1.92)

Total Income (Loss) from Operations	1.06	1.24	0.42	(2.33)	(1.69)

Less Distributions From:
Net investment income	(0.20)	(0.20)	(0.22)	(0.21)	(0.23)
Net realized gain	—	—	—	—	(1.07)

Total Distributions	(0.20)	(0.20)	(0.22)	(0.21)	(1.30)

Net Asset Value, End of Year	$9.44	$8.58	$7.54	$7.34	$9.88

Total Return(2)	12.50%	16.46%	5.67%	(23.14)%	(14.23)%
Net Assets, End of Year (millions)	$1,087	$1,220	$1,102	$1,273	$1,972
Ratios of Average Net Assets:
Gross expenses	0.69%	0.68%	0.69%	0.72%	0.69%
Net expenses	0.69	0.68	0.69 (3)	0.71 (3)	0.67 (3)
Net investment income	2.15	1.95	2.43	3.30	2.12
Portfolio Turnover Rate	32%	38%	104%	97%	55%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small Capitalization Growth Investments

	2012	2011	2010	2009	2008
Net asset value, Beginning of Year	$17.76	$14.62	$12.99	$17.32	$18.28

Income (Loss) from Operations:
Net investment income(1)	(0.07)	(0.07)	(0.09)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	2.12	3.21	1.72	(4.26)	(0.87)

Total Income (Loss) from Operations	2.05	3.14	1.63	(4.33)	(0.96)

Net Asset Value, End of Year	$19.81	$17.76	$14.62	$12.99	$17.32

Total Return(2)	11.54%	21.48%	12.55%	(25.00)%	(5.25)%
Net Assets, End of Year (millions)	$247	$278	$262	$371	$458
Ratios of Average Net Assets:
Gross expenses	0.98%	0.95%	0.99%	1.08%	1.00%
Net expenses	0.97 (3)	0.93 (3)	0.98 (3)	1.07 (3)	0.99 (3)
Net investment income (loss)	(0.40)	(0.37)	(0.56)	(0.59)	(0.51)
Portfolio Turnover Rate	68%	73%	84%	73%	66%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.

Small Capitalization Value Equity Investments

	2012	2011	2010	2009	2008
Net asset value, Beginning of Year	$11.20	$9.57	$8.67	$10.65	$13.51

Income (Loss) from Operations:
Net investment income(1)	0.11	0.10	0.08	0.11	0.12
Net realized and unrealized gain (loss)	1.77	1.68	0.90	(1.63)	(0.89)

Total Income (Loss) from Operations	1.88	1.78	0.98	(1.52)	(0.77)

Less Distributions From:
Net investment income	(0.11)	(0.15)	(0.08)	(0.07)	(0.10)
Net realized gain	—	—	—	(0.39)	(1.99)

Total Distributions	(0.11)	(0.15)	(0.08)	(0.46)	(2.09)

Net Asset Value, End of Year	$12.97	$11.20	$9.57	$8.67	$10.65

Total Return(2)	16.93%	18.52%	11.35%	(12.73)%	(5.36)%
Net Assets, End of Year (millions)	$195	$223	$203	$374	$379
Ratios of Average Net Assets:
Gross expenses	0.99%	0.98%	0.98%	1.09%	1.01%
Net expenses	0.98 (3)	0.95 (3)	0.97 (3)	1.08 (3)	0.99 (3)
Net investment income	0.91	0.85	0.86	1.54	1.07
Portfolio Turnover Rate	24%	36%	25%	53%	39%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Equity Investments

	2012	2011	2010	2009	2008
Net asset value, Beginning of Year	$9.77	$9.02	$8.97	$11.90	$15.57

Income (Loss) from Operations:
Net investment income(1)	0.17	0.15	0.14	0.15	0.30
Net realized and unrealized gain (loss)	(0.18)	0.76	0.15	(2.32)	(2.61)

Total Income (Loss) from Operations	(0.01)	0.91	0.29	(2.17)	(2.31)

Less Distributions From:
Net investment income	(0.18)	(0.16)	(0.24)	(0.30)	(0.21)
Net realized gain	—	—	—	(0.46)	(1.15)

Total Distributions	(0.18)	(0.16)	(0.24)	(0.76)	(1.36)

Net Asset Value, End of Year	$9.58	$9.77	$9.02	$8.97	$11.90

Total Return(2)	(0.06)%	9.97%	3.12%	(15.48)%	(16.23)%
Net Assets, End of Year (millions)	$444	$536	$795	$725	$1,407
Ratios of Average Net Assets:
Gross expenses	0.91%	0.84%	0.85%	0.91%	0.83%
Net expenses	0.90 (3)	0.82 (3)	0.84 (3)	0.90 (3)	0.77 (3)
Net investment income	1.80	1.41	1.52	1.98	2.16
Portfolio Turnover Rate	75%	70%	73%	72%	124%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.

Emerging Markets Equity Investments

	2012	2011	2010	2009	2008
Net asset value, Beginning of Year	$15.85	$14.79	$12.80	$15.36	$19.19

Income (Loss) from Operations:
Net investment income(1)	0.29	0.31	0.23	0.19	0.23
Net realized and unrealized gain (loss)	(1.33)	0.99	1.90	(2.39)	(2.24)

Total Income (Loss) from Operations	(1.04)	1.30	2.13	(2.20)	(2.01)

Less Distributions From:
Net investment income	(0.35)	(0.24)	(0.14)	(0.08)	(0.35)
Net realized gain	—	—	—	(0.28)	(1.47)

Total Distributions	(0.35)	(0.24)	(0.14)	(0.36)	(1.82)

Net Asset Value, End of Year	$14.46	$15.85	$14.79	$12.80	$15.36

Total Return(2)	(6.52)%	8.67%	16.69%	(12.86)%	(12.37)%
Net Assets, End of Year (millions)	$695	$841	$809	$671	$634
Ratio of Average Net Assets:
Gross expenses	1.06%	1.05%	1.08%	1.12%	1.08%
Net expenses	0.93 (3)	0.91 (3)	0.94 (3)	0.98 (3)	0.93 (3)
Net investment income	1.98	1.87	1.57	1.87	1.24
Portfolio Turnover Rate	40%	42%	53%	133%	74%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Core Fixed Income Investments

	2012	2011	2010		2009		2008
Net asset value, Beginning of Year	$8.58	$8.81	$8.25		$8.05		$8.07

Income (Loss) from Operations:
Net investment income(1)	0.25	0.28	0.32		0.39		0.38
Net realized and unrealized gain (loss)	0.38	0.05	0.71		0.36		0.01

Total Income from Operations	0.63	0.33	1.03		0.75		0.39

Less Distributions From:
Net investment income	(0.27)	(0.29)	(0.33)		(0.40)		(0.41)
Net realized gain	(0.07)	(0.27)	(0.14)		(0.15)		—

Total Distributions	(0.34)	(0.56)	(0.47)		(0.55)		(0.41)

Net Asset Value, End of Year	$8.87	$8.58	$8.81		$8.25		$8.05

Total Return(2)	7.58%	3.93%	12.93%		9.96%		4.78%
Net Assets, End of Year (millions)	$1,022	$1,067	$1,001		$872		$953
Ratios of Average Net Assets:
Gross expenses	0.52%	0.52%	0.53	%(3)	0.54	%(3)	0.52	%(3)
Net expenses	0.52 (4)	0.52 (4)	0.53	(3)(4)	0.53	(3)(4)	0.52	(3)(4)
Net investment income	2.85	3.23	3.79		4.98		4.56
Portfolio Turnover Rate	429%	390%	257%		374%		346%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Ratio includes interest expense on forward sale commitments which represents less than 0.01%, 0. 01% and 0.01%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.

High Yield Investments

	2012	2011	2010	2009	2008
Net asset value, Beginning of Year	$4.15	$4.14	$3.77	$4.13	$4.58

Income (Loss) from Operations:
Net investment income(1)	0.29	0.36	0.37	0.37	0.39
Net realized and unrealized gain (loss)	0.16	0.02	0.38	(0.35)	(0.46)

Total Income (Loss) from Operations	0.45	0.38	0.75	0.02	(0.07)

Less Distributions From:
Net investment income	(0.36)	(0.37)	(0.38)	(0.38)	(0.38)

Total Distributions	(0.36)	(0.37)	(0.38)	(0.38)	(0.38)

Net Asset Value, End of Year	$4.24	$4.15	$4.14	$3.77	$4.13

Total Return(2)	11.57%	9.01%	20.41%	2.48%	(1.69)%
Net Assets, End of Year (millions)	$269	$198	$190	$153	$130
Ratios of Average Net Assets:
Gross expenses	0.97%	0.88%	0.95%	0.97%	0.90%
Net expenses(3)	0.81	0.72	0.79	0.81	0.74
Net investment income (loss)	7.58	8.26	9.06	11.24	8.78
Portfolio Turnover Rate	101%	62%	74%	68%	73%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Fixed Income Investments

	2012	2011	2010	2009		2008
Net asset value, Beginning of Year	$7.99	$8.41	$7.77	$7.86		$7.67

Income (Loss) from Operations:
Net investment income(1)	0.19	0.23	0.19	0.30		0.32
Net realized and unrealized gain (loss)	0.41	(0.15)	0.83	0.31		0.05

Total Income from Operations	0.60	0.08	1.02	0.61		0.37

Less Distributions From:
Net investment income	(0.03)	(0.50)	(0.38)	(0.70)		(0.18)

Total Distributions	(0.03)	(0.50)	(0.38)	(0.70)		(0.18)

Net Asset Value, End of Year	$8.56	$7.99	$8.41	$7.77		$7.86

Total Return(2)	7.53%	1.21%	13.55%	8.54%		4.90%
Net Assets, End of Year (millions)	$431	$227	$220	$197		$286
Ratios of Average Net Assets:
Gross expenses	0.64%	0.72%	0.79%	0.79	%(3)	0.70	%(3)
Net expenses	0.63 (4)	0.72 (4)	0.79	0.79	(3)	0.70	(3)
Net investment income (loss)	2.25	2.86	2.44	4.00		4.12
Portfolio Turnover Rate	223%	150%	93%	263%		263%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Ratio includes interest expense on forward sale commitments which represents less than 0.01% and 0.01%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.

Municipal Bond Investments

	2012	2011	2010	2009	2008
Net asset value, Beginning of Year	$9.48	$9.63	$9.09	$8.92	$8.94

Income (Loss) from Operations:
Net investment income(1)	0.28	0.30	0.31	0.34	0.33
Net realized and unrealized gain (loss)	0.40	(0.15)	0.54	0.17	(0.02)

Total Income (Loss) from Operations	0.68	0.15	0.85	0.51	0.31

Less Distributions From:
Net investment income	(0.28)	(0.30)	(0.31)	(0.34)	(0.33)

Total Distributions	(0.28)	(0.30)	(0.31)	(0.34)	(0.33)

Net Asset Value, End of Year	$9.88	$9.48	$9.63	$9.09	$8.92

Total Return(2)	7.23%	1.71%	9.59%	5.98%	3.48%
Net Assets, End of Year (millions)	$89	$88	$92	$84	$101
Ratios of Average Net Assets:
Gross expenses	0.57%	0.58%	0.62%	0.56%	0.56%
Net expenses	0.57	0.58	0.62	0.56	0.56
Net investment income (loss)	2.83	3.27	3.39	3.86	3.66
Portfolio Turnover Rate	26%	20%	2%	25%	26%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Money Market Investments

	2012		2011		2010	2009		2008
Net asset value, Beginning of Year	$1.00		$1.00		$1.00	$1.00		$1.00

Income (Loss) from Operations:
Net investment income(1)	0.00	(2)	0.00	(2)	0.00 (2)	0.00	(2)	0.03
Net realized and unrealized gain (loss)	0.00	(2)	0.00	(2)	0.01	—		—

Total Income from Operations	0.00		0.00		0.01	0.00		0.03

Less Distributions From:
Net investment income	0.00	(2)	0.00	(2)	0.00 (2)	0.00	(2)	(0.03)
Net realized gains	—		0.00	(2)	(0.01)	—		—

Total Distributions	0.00		0.00		(0.01)	0.00		(0.03)

Net Asset Value, End of Year	$1.00		$1.00		$1.00	$1.00		$1.00

Total Return(3)	0.02%		0.01%		0.85%	0.49%		3.10%
Net Assets, End of Year (millions)	$238		$119		$125	$292		$144
Ratios of Average Net Assets:
Gross expenses	0.23%		0.29%		0.34%	0.51%		0.44%
Net expenses(4)	0.22		0.21		0.27	0.47		0.42
Net investment income	0.03		0.00		0.01	0.46		3.11

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amounts represent less than $0.01 per share.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments (individually, a “Fund” and collectively, the “Funds”), are each a diversified series of the Consulting Group Capital Markets Funds (the “Trust”) except for International Fixed Income Investments, which is non-diversified. The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Each Fund calculates its net asset value (“NAV”) once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally at 4:00 p.m. Eastern time) on each day the NYSE is open. If the NYSE closes early, the Funds may accelerate calculation of NAV. Portfolio securities of Money Market Investments are valued at amortized cost. Portfolio securities for each Fund (other than Money Market Investments) for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. For securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the London Stock Exchange.

Exchange-traded options and futures contracts are valued at the last sale price (closing price) in the market where such contracts are principally traded or, if no sales are reported, the bid price. Swaps for which quotations are available on an automated basis from approved broker-dealers are valued using those automated broker-dealer quotations. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap agreement. Foreign currency contracts are valued using the official closing price for such contracts on the London Stock Exchange.

Portfolio securities traded in the over-the-counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. Investments in registered open-end management investment companies are valued at reported net asset value per share.

Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved pricing service; such valuations are determined by the pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its analysis of various relationships between securities.

Overnight repurchase agreements and repurchase agreements maturing in seven days or less are valued at cost. Term repurchase agreements maturing in more than seven days are valued at the average of the bid quotations obtained daily from at least two recognized purchasers of such term repurchase agreements selected by CGAS (the “Manager”).

The Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Funds’ investments (including any fair valuation) to the Manager pursuant to valuation policies and procedures approved by the Board. When market quotations are not readily available or are determined to be unreliable, investments are valued at fair value as determined in good faith by the valuation committee established by the Manager (the “Valuation Committee”) in accordance with such procedures under the oversight of the Board. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its NAV.

Notes to Financial Statements

(continued)

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The three levels of the fair value hierarchy are as follows:

Level 1– unadjusted quoted prices in active markets for identical securities.

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with GAAP.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are unobservable, the values are categorized as Level 3 of the fair value hierarchy.

To the extent these securities are actively traded and valuation adjustments are not applied, common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, forward currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted

Notes to Financial Statements

(continued)

markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended August 31, 2012, maximized the use of observable inputs and minimized the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of each Fund’s securities using the fair value hierarchy:

	Total Fair Value at August 31, 2012	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Large Capitalization Growth Investments
Investments, at value
Common Stock:
Consumer Discretionary	$229,681,711	$229,681,711	$—	$—
Consumer Staples	78,763,712	78,763,712	—	—
Energy	125,594,098	125,594,098	—	—
Financials	73,773,160	73,773,160	—	—
Health Care	202,962,488	202,962,488	—	—
Industrials	145,443,101	145,443,101	—	—
Information Technology	546,316,140	546,316,140	—	—
Materials	67,253,642	67,253,642	—	—
Telecommunication Services	41,615,482	41,615,482	—	—
Warrants:
Energy	750,002	750,002	—	—
Short-term:
Money Market Fund	9,755,298	9,755,298	—	—
Time Deposits	51,720,792	—	51,720,792	—
U.S. Government Agencies	6,414,999	—	6,414,999	—

Total Investments, at value	$1,580,044,625	$1,521,908,834	$58,135,791	$—

Large Capitalization Value Equity Investments
Investments, at value

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2012	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Consumer Discretionary	$65,664,900	$65,664,900	$—	$—
Consumer Staples	105,180,283	105,180,283	—	—
Energy	163,528,687	163,528,687	—	—
Financials	180,494,804	180,494,804	—	—
Health Care	145,059,876	145,059,876	—	—
Industrials	120,318,149	120,318,149	—	—
Information Technology	128,748,702	128,748,702	—	—
Materials	48,640,728	48,640,728	—	—
Telecommunication Services	37,941,173	37,941,173	—	—
Utilities	39,792,737	39,792,737	—	—
Short-term:
Money Market Fund	22,847,068	22,847,068	—	—
Time Deposits	49,758,389	—	49,758,389	—

Total - Investments, at value	$1,107,975,496	$1,058,217,107	$49,758,389	$—

Small Capitalization Growth Investments
Investments, at value
Common Stock:
Consumer Discretionary	$42,234,402	$42,234,402	$—	$—
Consumer Staples	7,982,397	7,982,397	—	—
Energy	17,898,754	17,898,754	—	—
Financials	14,323,736	14,323,736	—	—
Health Care	44,580,300	44,580,300	—	—
Industrials	51,294,062	51,294,062	—	—
Information Technology	53,958,203	53,958,203	—	—
Materials	5,955,743	5,955,743	—	—
Short-term:
Money Market Fund	19,954,594	19,954,594		—
Time Deposits	8,944,947	—	8,944,947	—

Total - Investments, at value	$267,127,138	$258,182,191	$8,944,947	$—

Small Capitalization Value Equity Investments
Investments, at value
Common Stock:
Consumer Discretionary	$32,189,022	$32,189,022	$—	$—
Consumer Staples	5,838,094	5,838,094	—	—
Energy	8,806,239	8,806,239	—	—
Financials	40,870,062	40,870,062	—	—
Health Care	9,179,841	9,179,841	—	—
Industrials	42,528,284	42,528,284	—	—
Information Technology	16,731,415	16,731,415	—	—
Materials	21,262,968	21,262,968	—	—
Telecommunication Services	581,528	581,528	—	—
Utilities	6,584,889	6,584,889	—	—
Short-term:

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2012	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Commercial Paper	$1,554,971	$—	$1,554,971	$—
Money Market Fund	5,954,665	5,954,665	—	—
Time Deposits	8,720,422	—	8,720,422	—

Total - Investments, at value	$200,802,400	$190,527,007	$10,275,393	$—

International Equity Investments
Investments, at value
Common Stocks:
United Kingdom	$92,825,179	$92,825,179	$—	$—
Japan	49,472,335	49,472,335	—	—
Germany	41,856,628	41,856,628	—	—
France	36,908,384	36,908,384	—	—
Switzerland	32,622,260	32,622,260	—	—
Netherlands	18,522,467	18,522,467	—	—
China	14,700,883	14,700,883	—	—
Canada	13,081,156	13,081,156	—	—
Hong Kong	12,232,326	12,232,326	—	—
Other Countries	105,398,422	105,390,085	—	8,337
Preferred Stocks:
Germany	2,248,673	2,248,673	—	—
Australia	20,102	20,102	—	—
Italy	479	479	—	—
Rights:
Singapore	—	—	—	—
Warrants:
Luxembourg	623,565	623,565	—	—
Short-term:
Money Market Fund	6,243,716	6,243,716	—	—
Time Deposits	136,794,204	—	136,794,204	—

Total - Investments, at value	$563,550,779	$426,748,238	$136,794,204	$8,337

Other Financial Instruments
Forward Foreign Currency Contracts	$195,849	$—	$195,849	$—

Total - Other Financial Instruments	$195,849	$—	$195,849	$—

Emerging Markets Equity Investments
Investments, at value
Common Stocks:
South Korea	$100,456,995	$100,456,995	$—	$—
Brazil	94,184,056	94,184,056	—	—
China	70,662,471	70,662,471	—	—
South Africa	66,406,157	66,406,157	—	—
Russia	59,172,168	59,172,168	—	—
Taiwan	40,334,550	40,334,550	—	—
Turkey	29,103,667	29,103,667	—	—
Mexico	29,063,703	29,063,703	—	—
Indonesia	25,125,170	25,125,170	—	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2012	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Other Countries	$123,822,098	$123,822,098	$—	$—
Preferred Stocks:
Brazil	9,880,082	9,880,082	—	—
South Korea	1,946,615	1,946,615	—	—
Russia	844,272	844,272	—	—
Short-term:
Money Market Fund	28,945,863	28,945,863	—	—
Time Deposits	39,915,250	—	39,915,250	—

Total - Investments, at value	$719,863,117	$679,947,867	$39,915,250	$—

Other Financial Instruments
Forward Foreign Currency Contracts	$(79,912)	$—	$(79,912)	$—
Futures Contracts	(236,950)	(236,950)	—	—

Total - Other Financial Instruments	$(316,862)	$(236,950)	$(79,912)	$—

Core Fixed Income Investments
Investments, at value
Mortgage-Backed Securities	$277,089,680	$—	$277,089,680	$—
Asset-Backed Securities	14,716,413	—	14,716,413	—
Collateralized Mortgage Obligations	147,252,593	—	147,252,593	—
Corporate Bonds & Notes	268,532,409	—	268,532,409	—
Municipal Bonds	16,519,866	—	16,519,866	—
Sovereign Bonds	35,121,705	—	35,121,705	—
U.S. Government & Agency Obligations	218,761,501	—	218,761,501	—
Common Stocks:
Consumer Discretionary	7,246	7,246	—	—
Preferred Stocks:
Financials	657,755	657,755	—	—
Warrants:
Energy	2,119	2,119	—	—
Purchased Options	9,775	9,775	—	—
Short-term:
Commercial Paper	1,374,774	—	1,374,774	—
Money Market Fund	386,546	386,546	—	—
Repurchase Agreements	44,200,000	—	44,200,000	—
Time Deposits	34,073,674	—	34,073,674	—
U.S. Government Agencies	35,495,320	—	35,495,320	—
U.S. Government Obligations	9,206,049	—	9,206,049	—

Total - Investments, at value	$1,103,407,425	$1,063,441	$1,102,343,984	$—

Other Financial Instruments
Options Written	$(531,871)	$(74,978)	$(456,893)	$—
Forward Sale Commitments	(31,653,364)	—	(31,653,364)	—
Futures Contracts	(468,820)	(468,820)	—	—
Forward Currency Contracts	(766,380)	—	(766,380)	—
Centrally Cleared Swaps	(637,139)	—	(637,139)	—
OTC Credit Default Swaps	629,825	—	629,825	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2012	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
OTC Interest Rate Swaps	$2,216,693	$—	$2,216,693	$—

Total - Other Financial Instruments	$(31,211,056)	$(543,798)	$(30,667,258)	$—

High Yield Investments
Investments, at value
Corporate Bonds & Notes	$212,323,831	$—	$212,199,169	$124,662
Collateralized Mortgage Obligations	187	—	187	—
Senior Loans	1,582,678	—	1,582,678	—
Common Stocks:
Consumer Discretionary	514,636	494,730	—	19,906
Energy	321,939	—	—	321,939
Industrials	243,007	243,007	—	—
Media	25,365	25,365	—	—
Preferred Stocks:
Financials	2,801,911	2,721,325	80,586	—
Convertible Preferred Stock:
Consumer Discretionary	43,450	43,450	—	—
Financials	2,080,390	2,080,390	—	—
Warrants:
Consumer Discretionary	15,803	—	15,803	—
Energy	15,322	15,322	—	—
Financials	41,925	41,925	—	—
Industrials	7,984	—	7,984	—
Exchange Traded Securities	9,634,000	9,634,000	—	—
Short-terms:
Money Market Fund	2,539,760	2,539,760	—	—
Time Deposits	108,324,528	—	108,324,528	—

Total - Investments, at value	$340,516,716	$17,839,274	$322,210,935	$466,507

International Fixed Income Investments
Investments, at value
Sovereign Bonds:
Japan	$37,837,621	$—	$37,837,621	$—
United Kingdom	32,091,875	—	32,091,875	—
Italy	24,408,741	—	24,408,741	—
Netherlands	17,910,878	—	17,910,878	—
Germany	17,514,178	—	17,514,178	—
Canada	13,986,776	—	13,986,776	—
Belgium	10,194,462	—	10,194,462	—
South Africa	9,199,543	—	9,199,543	—
Australia	7,689,826	—	7,689,826	—
Other Countries	39,641,792	—	39,641,792	—
Asset-Backed Securities	692,929	—	692,929	—
Collateralized Mortgage Obligations	14,727,227	—	14,727,227	—
Corporate Bonds & Notes:
United States	18,618,912	—	18,618,912	—
South Korea	8,589,155	—	8,589,155	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2012	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Australia	$4,542,359	$—	$4,542,359	$—
Norway	3,975,617	—	3,975,617	—
United Kingdom	3,747,715	—	3,747,715	—
France	2,516,671	—	2,516,671	—
Netherlands	2,308,144	—	2,308,144	—
Cayman Islands	2,052,500	—	2,052,500	—
Qatar	1,173,000	—	1,173,000	—
Other Countries	3,462,711	—	3,462,711	—
Mortgage-Backed Securities	33,358,297	—	33,358,297	—
Municipal Bonds	4,931,766	—	4,931,766	—
U.S. Government & Agency Obligations	36,647,857	—	36,647,857	—
Purchased Options	79,653	—	79,653	—
Short-Term:
Repurchase Agreements	28,500,000	—	28,500,000	—
Time Deposits	10,702,837	—	10,702,837	—
Sovereign Bond	50,139,059	—	50,139,059	—
U.S. Government Agencies	29,071,789	—	29,071,789	—
U.S. Government Obligations	14,952,116	—	14,952,116	—

Total Investments, at value	$485,266,006	$—	$485,266,006	$—

Other Financial Instruments
Options Written	$(539,897)	$—	$(539,897)	$—
Forward Sale Commitments	(4,348,945)	—	(4,348,945)	—
Futures Contracts	82,287	82,287	—	—
Forward Currency Contracts	(4,345,126)	—	(4,345,126)	—
Centrally Cleared Swaps	(60,638)	—	(60,638)	—
OTC Credit Default Swaps	375,883	—	375,883	—
OTC Interest Rate Swaps	1,418,234	—	1,418,234	—

Total - Other Financial Instruments	$(7,418,202)	$82,287	$(7,500,489)	$—

Municipal Bond Investments
Investments, at value
Municipal Bonds	$83,797,902	$—	$83,797,902	$—
Short-Term:
Time Deposits	5,971,246	—	5,971,246	—

Total - Investments, at value	$89,769,148	$—	$89,769,148	$—

Money Market Investments
Investments, at value
Short-term:
Certificates of Deposit	$6,900,000	$—	$6,900,000	$—
Commercial Paper	170,622,429	—	170,622,429	—
Time Deposits	3,260,533	—	3,260,533	—
U.S. Government Agencies	35,073,131	—	35,073,131	—
U.S. Government Obligations	$20,997,173	$—	$20,997,173	$—

Total - Investments, at value	$236,853,266	$—	$236,853,266	$—

For further information regarding security characteristics, see the Schedules of Investments.

Notes to Financial Statements

(continued)

During the period, Emerging Markets Equity Investments had transfers from Level 2 to Level 1 of $20,341,761. These transfers were primarily due to these securities not being actively traded in prior period.

The Funds’ policy is to recognize transfers in and out as of the end of the reporting period. No other Funds had transfers during the period

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value for the year ended August 31, 2012:

	Total	Collateralized Mortgage Obligations	Common Stocks	Corporate Bonds & Notes	Warrants	Convertible Preferred Stocks	Preferred Stocks
International Equity Investments
Balance as of August 31, 2011	$6,836	$—	$6,836	$—	$—	$—	$—
Total realized gain (loss)	(74,608)	—	(74,608)	—	—	—	—
Change in unrealized appreciation (depreciation)	67,929	—	67,929	—	—	—	—
Purchases	10,530	—	10,530	—	—	—	—
(Sales)	(2,350)	—	(2,350)	—	—

Balance as of August 31, 2012	$8,337	$—	$8,337	$—	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2012	$291	$—	$291	$—	$—	$—	$—

Core Fixed Income Investments
Balance as of August 31, 2011	$—	$—	$—	$—	$—	$—	$—
Total realized gain (loss)	(5,984)	—	—	—	—	(5,984)	—
Change in unrealized appreciation (depreciation)	5,985	—	—	—	—	5,985	—
Purchases	—	—	—	—	—	—	—
(Sales)	(1)	—	—	—	—	(1)	—

Balance as of August 31, 2012	$—	$—	$—	$—	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2012	$—	$—	$—	$—	$—	$—	$—

High Yield Investments
Balance as of August 31, 2011	$312,869	$4,584	$277,453	$14	$30,746	$—	$72
Total realized gain (loss)	41,792	12,002	18,144	—	—	—	11,646
Accrued discounts/premiums	1,531	438	—	1,093	—	—	—
Paydown	(51,667)	(51,667)	—	—	—	—	—

Notes to Financial Statements

(continued)

	Total	Collateralized Mortgage Obligations	Common Stocks	Corporate Bonds & Notes	Warrants	Convertible Preferred Stocks	Preferred Stocks
Change in unrealized appreciation (depreciation)	$115,736	$34,830	$44,486	$(1,715)	$13,473	$—	$24,662
Purchases	145,176	—	19,906	125,270	—	—	—
(Sales)	(56,820)	—	(18,144)	—	(2,296)	—	(36,380)
Transfers in	—	—	—	—	—	—	—
Transfers Out	(42,110)	(187)	—	—	(41,923)	—	—

Balance as of August 31, 2012	$466,507	$—	$341,845	$124,662	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2012	$56,875	$—	$58,576	$(1,701)	$—	$—	$—

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at August 31, 2012:

	Fair Value at August 31, 2012	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
International Equity Investments
Common Stocks	$8,337	Market Comparable	Affiliated series	N/A
Emerging Markets Equity Investments
Common Stocks	—	Market Comparable	Affiliated series	N/A
Core Fixed Income Investments
Convertible Preferred Stocks	—	Market Comparable	Affiliated series	N/A
High Yield Investments
Common Stocks	321,939	Market Comparable	TEV/EBITDA multiple	3.3X-8.3X (6.0X)
	19,906	Cost	N/A	N/A
Corporate Bonds and Notes	124,662	Yield Analysis	Spread over yield	7.56%

A significant increase (decrease) in the TEV/EBITDA multiple or the spread over yield would result in a significantly higher (lower) fair value measurement.

(b)  Accounting for Derivative Instruments. Relevant authoritative accounting guidance establishes disclosure requirements for derivative instruments and hedging activities. It requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

It also requires enhanced disclosures regarding a Fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives.

All open derivative positions at year-end for each Fund are disclosed in Note 3.

Following is a description of the derivative instruments utilized by the Funds during the reporting period, including the primary underlying risk exposures related to each instrument type:

(i)  Futures Contracts. Certain Funds may enter into financial futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a financial futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market

Notes to Financial Statements

(continued)

value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(ii)  Options Written. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(iii)  Purchased Options. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize a loss equal to the amount of the premium paid on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize a loss equal to the amount of the premium paid on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

(iv)  Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Notes to Financial Statements

(continued)

(v)  Swaptions. Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter into a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.

When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Assets and Liabilities and Statements of Operations. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium received is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.

(vi)  Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

An upfront payment received by the Fund, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund, is recorded as an asset on the Fund’s books. Any upfront payments paid or received upon entering a swap contract to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as realized gain or loss at the termination of the swap.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(vii)  Credit Default Swaps. Certain Funds enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.

For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Notes to Financial Statements

(continued)

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates. As privately negotiated transactions, swaps may involve documentation risk, which is the risk that the swap agreements fail to contemplate a particular outcome or that the parties disagree about the proper interpretation of a transaction term.

(viii)  Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Once the payments are settled in cash, the net amount is recorded as realized gain / (loss) from swap contracts on the Statement of Operations. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact the Fund.

(ix)  Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to a the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

International Equity Investments

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of August 31, 2012:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on forward foreign currency contracts (c)	$—	$195,849	$—	$—	$195,849

	$—	$195,849	$—	$—	$195,849

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2012:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on forward foreign currency contracts	$—	$389,198	$—	$—	$389,198

	$—	$389,198	$—	$—	$389,198

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2012:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	$—	$532,079	$—	$—	$532,079

	$—	$532,079	$—	$—	$532,079

Emerging Markets Equity Investments

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of August 31, 2012:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Variation margin on open futures contracts (b)	$—	$—	$—	$1,723,264	$1,723,264
Unrealized appreciation on forward foreign currency contracts (c)	—	164,053	—	—	164,053

	$—	$164,053	$—	$1,723,264	$1,887,317

Liability derivatives
Unrealized depreciation on forward foreign currency contracts (a)	$—	243,965	$—	$—	$243,965

	$—	$243,965	$—	$—	$243,965

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2012:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on futures contracts	$—	$—	$—	$(20,793)	$(20,793)
Net realized gain (loss) on forward foreign currency contracts	—	(385,774)	—	—	(385,774)

	$—	(385,774)	$—	$(20,793)	$(406,567)

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$—	$(507,434)	$(507,434)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(154,503)	—	—	(154,503)

	$—	(154,503)	$—	$(507,434)	$(661,937)

Notes to Financial Statements

(continued)

Core Fixed Income Investments

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of August 31, 2012:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased Options (c)	$9,775	$—	$—	$—	$9,775
Variation margin on open futures contracts (b)	348,682	—	—	—	348,682
Unrealized appreciation on forward foreign currency contracts (c)	—	337,304	—	—	337,304
Unrealized appreciation on centrally cleared swaps (f)	160,267	—	—	—	160,267
Swap contracts, at value (c)	2,313,737	—	779,896	—	3,093,633

	$2,832,461	$337,304	$779,896	$—	$3,949,661

Liability derivatives
Options contracts written outstanding (a)	$531,871	$—	$—	$—	$531,871
Unrealized depreciation on forward foreign currency contracts (a)	—	1,103,684	—	—	1,103,684
Unrealized depreciation on centrally cleared swaps (f)	—	—	797,406	—	797,406
Swap contracts, at value (a)	97,044	—	150,071	—	247,115

	$628,915	$1,103,684	$947,477	$—	$2,680,076

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2012:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on purchased options	$(24,824)	$—	$—	$—	$(24,824)
Net realized gain (loss) on futures contracts	2,713,496	—	—	—	2,713,496
Net realized gain (loss) on options written	747,667	—	107,810	—	855,477
Net realized gain (loss) on swaps contracts	(636,648)	—	36,849	—	(599,799)
Net realized gain (loss) on forward foreign currency contracts	—	1,360,739	—	—	1,360,739

	$2,799,691	$1,360,739	$144,659	$—	$4,305,089

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on purchased options	$(156,307)	$—	$—	$—	$(156,307)
Net change in unrealized appreciation (depreciation) on futures contracts	(2,557,767)	—	—	—	(2,557,767)
Net change in unrealized appreciation (depreciation) on options written	(112,353)	—	(15,612)	—	(127,965)
Net change in unrealized appreciation (depreciation) on swaps contracts	1,424,836	—	(523,970)	—	900,866
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	311,475	—	—	311,475

	$(1,401,591)	$311,475	$(539,582)	$—	$(1,629,698)

Notes to Financial Statements

(continued)

International Fixed Income Investments

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of August 31, 2012:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased Options (c)	$79,653	$—	$—	$—	$79,653
Variation margin on open futures contracts (b)	51,050	—	—	—	51,050
Unrealized appreciation on forward foreign currency contracts (c)	—	1,535,250	—	—	1,535,250
Unrealized appreciation on centrally cleared swaps (f)	315,577	—	—	—	315,577
Swap contracts, at value (c)	1,418,234	—	524,363	—	1,942,597

	$1,864,514	$1,535,250	$524,363	$—	$3,924,127

Liability derivatives
Options contracts written outstanding (a)	$539,897	$—	$—	$—	$539,897
Unrealized depreciation on forward foreign currency contracts (a)	—	5,880,376	—	—	5,880,376
Unrealized depreciation on centrally cleared swaps (f)	376,215	—	—	—	376,215
Swap contracts, at value (a)	—	—	148,480	—	148,480

	$916,112	$5,880,376	$148,480	$—	$6,944,968

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2012:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on purchased options	$(25,407)	$—	$—	$—	$(25,407)
Net realized gain (loss) on futures contracts	4,795,591	—	—	—	4,795,591
Net realized gain (loss) on options contracts written	267,162	—	—	—	267,162
Net realized gain (loss) on swaps contracts	(524,827)	—	(549,468)	—	(1,074,295)
Net realized gain (loss) on forward foreign currency contracts	—	18,161,028	—	—	18,161,028

	$4,512,519	$18,161,028	$(549,468)	$—	$22,124,079

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on purchased options	$(101,787)	$—	$—	$—	$(101,787)
Net change in unrealized appreciation (depreciation) on futures contracts	(1,379,096)	—	—	—	(1,379,096)
Net change in unrealized appreciation (depreciation) on options contracts written	(7,030)	—	—	—	(7,030)
Net change in unrealized appreciation (depreciation) on swaps contracts	1,235,728	—	574,766	—	1,810,494
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(3,554,107)	—	—	(3,554,107)

	$(252,185)	$(3,554,107)	$574,766	$—	$(3,231,526)

(a)	Statements of Assets and Liabilities location: Payable for open forward foreign currency contracts, swap contracts, at value, or options contracts written.
(b)	Only variation margin, if any, reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts is reported in “Open Future Contracts” table (see Note 3).
(c)	Statements of Assets and Liabilities location: Investments, at value, receivable for open forward foreign currency contracts or unrealized appreciation on swap contracts, at value.

Notes to Financial Statements

(continued)

(d)	Statements of Operations location: Net realized gain (loss) from investment transactions, foreign currency transactions, futures contracts, options contracts written or swap contracts.
(e)	Statements of Operations location: Change in net unrealized appreciation (depreciation) from investment transactions, foreign currency transactions, futures contracts, options contracts written or swap contracts.
(f)	Only variation margin, if any, reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on centrally cleared swaps is reported in “Open Swap Contracts” table (see Note 3).

The average notional amounts of futures contracts, swaps contracts and forward foreign currency contracts, and the average market value of options contracts written and purchased options outstanding during the year ended August 31, 2012, were approximately as follows:

International Equity Investments

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Forward foreign currency contracts	$—	$10,052,901	$—	$—	$10,052,901

Emerging Markets Equity Investments

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$—	$—	$—	$11,646,856	$11,646,856
Forward foreign currency contracts	—	7,815,055	—	—	7,815,055

Core Fixed Income Investments

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Purchased Options	$37,462	$—	$—	$—	$37,462
Futures contracts	135,647,589	—	—	—	135,647,589
Option contracts written	323,827	—	14,403	—	338,230
Swaps contracts	110,859,231	—	36,229,994	—	147,089,225
Forward foreign currency contracts	—	115,923,272	—	—	115,923,272

International Fixed Income Investments

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Purchased Options	$54,749	$—	$—	$—	$54,749
Futures contracts	65,144,459	—	—	—	65,144,459
Option contracts written	271,731	—	—	—	271,731
Swaps contracts	1,346,746,154	—	43,157,692	—	1,389,903,846
Forward foreign currency contracts	—	333,858,539	—	—	333,858,539

(c)  Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Notes to Financial Statements

(continued)

(d)  Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped securities can be principal-only securities, which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(e)  Time Deposits. Certain Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Funds.

(f)  Lending of Portfolio Securities. The Trust has an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. Loans of securities by a Fund are collateralized by cash, U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. Such collateral is maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. All collateral is received, held and administered by the custodian in an applicable custody account or other account established for the purpose of holding collateral for each Fund. Cash collateral received by the Funds as a result of securities lending activities is invested in an unaffiliated registered money market fund, and is recorded as Payable for securities on loan on the Funds’ Statement of Assets and Liabilities. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. The Funds have the right under the securities lending agreement to recover any loaned securities from the borrower on demand. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due.

At August 31, 2012, the aggregate market value of the loaned securities and the value of the collateral each Fund received were as follows:

Loaned Securities

Fund	Market Value of Securities on Loan	Value of Collateral Held
Large Capitalization Growth Investments	$9,569,391	$9,755,298
Large Capitalization Value Equity Investments	22,465,976	22,847,068
Small Capitalization Growth Investments	19,763,710	19,954,594
Small Capitalization Value Equity Investments	5,834,748	5,954,665
International Equity Investments	6,089,464	6,243,716
Emerging Markets Equity Investments	27,685,842	28,945,863
Core Fixed Income Investments	378,081	386,546
High Yield Investments	2,464,362	2,539,760

(g)  To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are marked to market on a daily basis and are subject to market fluctuations.

Notes to Financial Statements

(continued)

Additionally, when a Fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption “Schedule of Forward Sale Commitments”. The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities.

(h)  Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

The risk of engaging in short sale transactions is that selling short magnifies the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.

(i)  Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund accounts for dollar roll transactions as purchases and sales and realizes the gain or loss at the time the transaction is entered into on these transactions.

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j)  Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(k)  Foreign Risk. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to Financial Statements

(continued)

(l)  Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional interest income accruals and consider the Fund’s ability to realize interest accrued up to the date of default.

(m)  Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Statements of Operations.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n)  Distributions to Shareholders. Distributions from net investment income for Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Investments, High Yield Investments and Municipal Bond Investments, if any, are declared and paid on a monthly basis. Distributions on the shares of Money Market Investments are declared each business day to shareholders of record that day, and are paid on the last business day of the month.

The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o)  Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2012 tax returns. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(p)  Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Notes to Financial Statements

(continued)

Fund		Undistributed (Dividend in excess of) Net Investment Income	Undistributed Realized Gains/ (Accumulated Net Realized Losses)	Paid-in Capital
Large Capitalization Growth Investments	(a)	$(53,258)	$53,257	$1
Large Capitalization Value Equity Investments	(a)	(334,313)	334,311	2
Small Capitalization Growth Investments	(a),(b)	297,670	2,098	(299,768)
Small Capitalization Value Equity Investments	(a)	59,004	(59,004)	—
International Equity Investments	(c),(e)	382,457	(382,457)	—
Emerging Markets Equity Investments	(c),(e)	(1,217,971)	1,217,755	216
Core Fixed Income Investments	(d),(f),(g)	8,315,606	(8,253,631)	(61,975)
High Yield Investments	(f)	659,229	(659,229)	—
International Fixed Income Investments	(d),(e),(g)	23,284,153	(23,362,124)	77,971
Municipal Bond Investments	(d)	1	—	(1)
Money Market Investments		—	—	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts.
(b)	Reclassifications are primarily due to a tax net operating loss.
(c)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, and book/tax differences in the treatment of passive foreign investment companies.
(d)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.
(e)	Reclassifications are primarily due to Brazilian IOF Tax reclass.
(f)	Reclassifications are primarily due to defaulted bond interest reclass.
(g)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

(q)  Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by Manager and/or Sub-adviser pursuant to procedures approved by the Board of Trustees. The value of restricted securities is determined as described in Note 1(a).

(r)  Indemnification. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

2.  Investment Management Agreement and Other Transactions with Affiliates

CGAS, a business of MSSBH, serves as the investment manager (“Manager”) to the Funds. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Funds (each a “Sub-adviser,” and collectively the “Sub-advisers”). Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. The Manager pays each Sub-adviser a subadvisory fee from its investment management fees.

The maximum allowable investment management fee represents the total amount that could be charged to each Fund. The aggregate fees paid by CGAS to each Fund’s Sub-advisers and the fees retained by CGAS for the year ended August 31, 2012, are indicated below:

	Subadvisory Fee	Consulting Group Advisory Services LLC Fee	Maximum Allowable Annual Management Fee
Large Capitalization Growth Investments	0.37%	0.23%	0.60%
Large Capitalization Value Equity Investments	0.32%	0.28%	0.60%
Small Capitalization Growth Investments	0.49%	0.30%	0.80%
Small Capitalization Value Equity Investments	0.49%	0.30%	0.80%
International Equity Investments	0.40%	0.30%	0.70%

Notes to Financial Statements

(continued)

	Subadvisory Fee	Consulting Group Advisory Services LLC Fee	Maximum Allowable Annual Management Fee
Emerging Markets Equity Investments	0.47%	0.30%	0.90%
Core Fixed Income Investments	0.20%	0.20%	0.40%
High Yield Investments	0.29%	0.25%	0.70%
International Fixed Income Investments	0.24%	0.25%	0.50%
Municipal Bond Investments	0.20%	0.20%	0.40%
Money Market Investments *	0.08%	0.00%	0.08%

*	The Manager voluntarily waived and/or reimbursed certain fees or expense to maintain a positive net yield. For the year ended August 31, 2012, the Manager reimbursed the Fund $24,909.

The Manager has agreed to waive and/or reimburse a portion of its fee. For the year ended August 31, 2012, the amounts waived and/or reimbursed by the Manager were as follows:

Fund
Small Capitalization Growth Investments	$23,397
Small Capitalization Value Equity Investments	20,926
International Equity Investments	23,977
Emerging Markets Equity Investments	945,932
Core Fixed Income Investments	52,640
High Yield Investments	226,582
International Fixed Income Investments	35,061
Money Market Investments	24,909

Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s administrator. For its administrative services, BBH receives an annual asset based fee of 0.0250% of the Trust’s assets up to $5 billion, 0.02% on assets between $5 billion and $8 billion and 0.0175% on assets in excess of $8 billion plus out-of-pocket expenses. The fee is calculated and allocated daily based on the relative assets of each Fund. BBH voluntarily agreed to waive a portion of its fee for Money Market Investments. As of the period ended August 31, 2012, BBH waived $4,276.

For the year ended August 31, 2012, Citigroup Global Markets Inc. (“CGMI”), the Trust’s distributor until May 31, 2012, and an indirect, wholly-owned subsidiary of Citigroup Inc., and its affiliates, and Morgan Stanley & Co. Incorporated (“MS&Co.”), and its affiliates, including Morgan Stanley Smith Barney LLC, the Trust’s distributor since May 31, 2012, received brokerage commissions of:

Fund	Commission Dollars to CGMI	Commission Dollars to MS&Co.	Commission Aggregate
Large Capitalization Growth Investments	$32,921	$37,279	$70,200
Large Capitalization Value Equity Investments	3,787	10,018	13,805
Small Capitalization Growth Investments	1,845	3,718	5,563
Small Capitalization Value Investments	—	375	375
International Equity Investments	1,179	4,541	5,720
Emerging Markets Equity Investments	24,412	33,059	57,471

All officers, with the exception of the Funds’ Chief Compliance Officer (“CCO”), do not receive compensation directly from the Trust. The Funds bear a portion of the CCO’s annual compensation.

Notes to Financial Statements

(continued)

3.	Investments

During the year ended August 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:

	Investments		U.S. Government & Agency Obligations
Fund	Purchases	Sales	Purchases	Sales
Large Capitalization Growth Investments	$1,027,304,277	$1,411,869,634	$—	$—
Large Capitalization Value Equity Investments	352,091,198	606,935,741	—	—
Small Capitalization Growth Investments	169,640,045	220,147,487	—	—
Small Capitalization Value Equity Investments	46,367,964	100,759,932	—	—
International Equity Investments	270,099,997	340,552,688	—	—
Emerging Markets Equity Investments	284,303,893	377,031,489	—	—
Core Fixed Income Investments	1,103,331,665	1,091,838,824	3,763,851,042	3,793,048,231
High Yield Investments	199,444,059	137,952,473	—	—
International Fixed Income Investments	265,081,878	169,472,745	587,901,055	528,307,816
Municipal Bond Investments	24,438,696	25,257,808	—	—

At August 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Unrealized Appreciation (Depreciation)

Fund	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Capitalization Growth Investments	$440,985,098	$(47,878,818)	$393,106,280
Large Capitalization Value Equity Investments	199,408,148	(58,331,751)	141,076,397
Small Capitalization Growth Investments	59,993,123	(11,278,675)	48,714,448
Small Capitalization Value Equity Investments	54,512,954	(7,305,138)	47,207,816
International Equity Investments	58,699,900	(31,512,869)	27,187,031
Emerging Markets Equity Investments	158,597,011	(82,167,617)	76,429,394
Core Fixed Income Investments	56,645,592	(19,421,596)	37,223,996
High Yield Investments	8,491,922	(3,576,462)	4,915,460
International Fixed Income Investments	18,832,237	(6,154,784)	12,677,453
Municipal Bond Investments	7,831,528	(5,670)	7,825,858

At August 31, 2012, Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments had open exchange traded futures contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

Emerging Markets Equity Investments	Number of Contracts	Expiration Date	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
FTSE® Bursa Malaysia KLCI Index	91	9/12	$2,395,503	$(6,519)
FTSE®/JSE Top 40 Index	54	9/12	2,001,452	76,934
Hang Seng China Enterprises Index	90	9/12	5,352,101	(181,589)
Mini MSCI Emerging Markets Index	129	9/12	6,110,085	(17,415)
TurkDEX-ISE 30 Index	772	10/12	3,506,291	34,988

				(93,601)

Contracts to Sell:
KOSPI 200® Index	20	9/12	2,206,246	(143,349)

Notes to Financial Statements

(continued)

Emerging Markets Equity Investments	Number of Contracts	Expiration Date	Market Value	Unrealized Gain (Loss)
Net Unrealized (Loss) on Open Futures Contracts				$(236,950)

Core Fixed Income Investments	Number of Contracts	Expiration Date	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar March Futures	45	3/13	$11,210,063	$29,666
U.S. Treasury Long Bond	1	12/12	151,406	1,375
U.S. Treasury Ultra Bond	12	12/12	2,028,000	25,742

				56,783

Contracts to Sell:
90-Day Eurodollar March Futures	45	3/14	11,201,625	(29,912)
U.S. Treasury 10-Year Note	304	12/12	40,650,500	(316,919)
U.S. Treasury 2-Year Note	161	12/12	35,513,077	(22,640)
U.S. Treasury 5-Year Note	173	12/12	21,566,883	(156,132)

				(525,603)

Net Unrealized (Loss) on Open Futures Contracts				$(468,820)

At August 31, 2012, Core Fixed Income Investments had deposited $14,000 with a broker or brokers as margin collateral.

International Fixed Income Investments	Number of Contracts	Expiration Date	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Euro-Bund	55	12-Sep	$9,963,555	$(101,697)
Japan Government 10-Year Bond	21	12-Sep	38,613,292	181,319
United Kingdom Long Gilt	4	12-Dec	767,404	2,665

Net Unrealized Gain on Open Futures Contracts				$82,287

At August 31, 2012, International Fixed Income Investments had deposited $6,000 with a broker or brokers as margin collateral.

During the year ended August 31, 2012, options contracts written transactions for Core Fixed Income Investments and International Fixed Income Investments were as follows:

Core Fixed Income Investments	Number of Contracts	Premiums Received
Options contracts written, outstanding at August 31, 2011	86,200,146	$742,479
Options written	32,800,791	855,246
Options closed	(31,500,482)	(568,267)
Options expired	(54,700,072)	(384,811)

Options contracts written, outstanding at August 31, 2012	32,800,383	$644,647

International Fixed Income Investments	Number of Contracts	Premiums Received
Options contracts written, outstanding at August 31, 2011	55,800,004	$249,865
Options written	93,700,000	771,395
Options closed	(34,600,004)	(311,176)
Options expired	(33,000,000)	(56,615)

Options contracts written, outstanding at August 31, 2012	81,900,000	$653,469

Notes to Financial Statements

(continued)

At August 31, 2012, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments had open forward foreign currency contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

International Equity Investments

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	1,856,678	BBH	$914,462	9/4/12	$6,729
South African Rand	1,768,990	BBH	210,848	9/6/12	2,142

					8,871

Contracts to Sell:
Euro	6,054,600	SSB	7,621,477	11/8/12	186,978

Net Unrealized Gain on Open Forward Foreign Currency Contracts					$195,849

Emerging Markets Equity Investments

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Malaysian Ringgit	6,252,000	DUB	$1,998,616	9/21/2012	$(1,384)
Mexican Peso	54,130,000	RBS	4,081,520	9/21/2012	164,023
South African Rand	45,142	BBH	5,381	9/4/2012	30
South African Rand	13,099,040	CSFB	1,558,087	9/21/2012	(41,913)
Turkish Lira	5,040,560	GSC	2,767,970	9/21/2012	(32,030)

					88,726

Contracts to Sell:
Korean Won	3,065,985,000	UBS	2,701,975	9/21/2012	(1,975)
Mexican Peso	54,130,000	RBC	4,081,519	9/21/2012	(165,105)
South African Rand	4,570,881	BBH	544,882	9/4/2012	(1,558)

					(168,638)

Net Unrealized (Loss) on Open Forward Foreign Currency Contracts					$(79,912)

Core Fixed Income Investments

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	2,984,000	JPM	$1,454,283.00	11/16/2012	$1,932
Euro	2,276,000	HSBC	2,863,073	9/14/2012	59,895
Euro	90,000	UBS	113,215	9/14/2012	2,464
Japanese Yen	12,836,000	JPM	163,907	9/10/2012	1,710
Japanese Yen	39,087,000	UBS	499,114	9/10/2012	2,791
Malaysian Ringgit	37,770	HSBC	12,052	10/16/2012	176
Mexican Peso	237,214	DUB	17,764	12/3/2012	(77)
Mexican Peso	34,026,180	HSBC	2,548,102	12/3/2012	35,275

Notes to Financial Statements

(continued)

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
New Taiwan Dollar	64,005,160	BCLY	$2,142,671	11/30/2012	$(29,204)
Norwegian Krone	7,469,000	DUB	1,283,969	11/21/2012	12,065
Pound Sterling	67,000	JPM	106,271	9/12/2012	2,071
Yuan Renminbi	7,449,727	DUB	1,161,727	2/1/2013	(15,858)
Yuan Renminbi	3,117,681	GSC	486,178	2/1/2013	(10,822)
Yuan Renminbi	9,881,487	JPM	1,540,941	2/1/2013	(21,208)
Yuan Renminbi	45,026,021	UBS	7,021,456	2/1/2013	(121,563)
Yuan Renminbi	1,000,000	DUB	154,623	8/5/2013	(5,020)
Yuan Renminbi	1,161,380	UBS	179,576	8/5/2013	(4,333)

					(89,706)

Contracts to Sell:
Australian Dollar	7,494,000	BOA	7,733,132	9/20/2012	165,544
Brazilian Real	4,568,591	UBS	2,240,091	10/2/2012	11,445
Canadian Dollar	150,000	BCLY	152,037	9/20/2012	(5,943)
Canadian Dollar	8,144,000	UBS	8,254,595	9/20/2012	(331,722)
Canadian Dollar	2,888,000	WBK	2,927,219	9/20/2012	(22,210)
Euro	9,000	BNP	11,321	9/14/2012	(343)
Euro	12,506,000	DUB	15,731,807	9/14/2012	(92,116)
Euro	94,000	RBC	118,246	9/14/2012	(2,525)
Euro	2,050,000	JPM	2,580,044	10/25/2012	(48,499)
Euro	5,149,729	CSFB	6,481,234	10/25/2012	(121,627)
Euro	7,100,000	JPM	8,976,683	9/13/2013	(172,543)
Euro	216,000	JPM	273,220	10/11/2013	(11,228)
Indian Rupee	1,213,607	HSBC	21,730	10/3/2012	(834)
Japanese Yen	84,039,000	DUB	1,073,121	9/10/2012	1,066
Korean Won	32,762,100	BCLY	28,860	9/28/2012	(645)
New Taiwan Dollar	63,645,600	UBS	2,130,635	11/30/2012	5,365
Pound Sterling	1,756,000	BNP	2,785,259	9/12/2012	(70,130)
Pound Sterling	931,000	CSFB	1,476,634	9/25/2012	(15,215)
Pound Sterling	924,000	CSFB	1,465,399	10/25/2012	259
Singapore Dollar	2,785	RBS	2,232	10/22/2012	(19)
Yuan Renminbi	48,053,377	BNP	7,544,688	10/15/2012	24,442
Yuan Renminbi	370,968	HSBC	57,850	2/1/2013	150
Yuan Renminbi	13,105,890	RBS	2,043,761	2/1/2013	7,239
Yuan Renminbi	5,678,932	UBS	885,585	2/1/2013	3,415

					(676,674)

Net Unrealized (Loss) on Open Forward Foreign Currency Contracts					$(766,380)

International Fixed Income Investments

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	169,838	HSBC	$83,276.00	10/2/2012	$1,276
Brazilian Real	1,259,188	UBS	617,411	10/2/2012	6,411
Canadian Dollar	2,798,000	RBS	2,835,997	9/20/2012	1,144

Notes to Financial Statements

(continued)

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Chilean Peso	40,660,000	HSBC	$85,344	1/9/2013	$5,115
Colombian Peso	1,430,520,000	JPM	772,817	12/12/2012	(7,183)
Colombian Peso	334,800,000	UBS	180,871	12/12/2012	871
Euro	11,402,000	BCLY	14,342,012	9/4/2012	63,287
Euro	355,000	BNP	446,537	9/4/2012	3,765
Euro	25,075,000	JPM	31,540,603	9/4/2012	36,373
Euro	36,477,000	GSC	45,882,615	9/4/2012	264,479
Euro	86,000	BCLY	108,204	10/2/2012	671
Hungarian Forint	18,313,392	BCLY	80,232	11/14/2012	232
Hungarian Forint	27,670,800	DUB	121,228	11/14/2012	1,228
Hungarian Forint	183,128,477	JPM	802,298	11/14/2012	(5,396)
Indian Rupee	12,359,000	BCLY	221,291	10/3/2012	1,291
Indonesian Rupiah	3,735,400,000	BCLY	383,098	1/30/2013	3,098
Indonesian Rupiah	1,459,915,000	DUB	149,727	1/30/2013	(1,273)
Indonesian Rupiah	7,125,000,000	JPM	730,732	1/30/2013	7,381
Japanese Yen	237,444,000	BNP	3,031,998	9/10/2012	39,978
Japanese Yen	560,427,000	JPM	7,156,271	9/10/2012	128,092
Japanese Yen	1,189,991,000	UBS	15,195,374	9/10/2012	87,403
Korean Won	231,550,000	BCLY	203,971	9/28/2012	4,557
Malaysian Ringgit	1,377,772	BCLY	439,647	10/16/2012	(353)
Malaysian Ringgit	234,041	DUB	74,683	10/16/2012	683
Malaysian Ringgit	8,521,305	HSBC	2,719,150	10/16/2012	39,747
Malaysian Ringgit	295,368	JPM	94,252	10/16/2012	1,252
Mexican Peso	6,195,919	DUB	463,991	12/3/2012	3,991
Mexican Peso	5,306,115	HSBC	397,356	12/3/2012	5,501
New Taiwan Dollar	50,320,000	BCLY	1,684,539	11/30/2012	(22,960)
Peruvian Sol	560,735	UBS	213,461	12/12/2012	3,461
Philippine Peso	1,691,200	BCLY	40,070	10/31/2012	70
Philippine Peso	25,998,200	JPM	615,983	10/31/2012	5,983
Polish Zloty	1,447,738	DUB	432,700	11/14/2012	2,700
Polish Zloty	3,017,409	UBS	901,843	11/14/2012	26,216
Pound Sterling	202,000	JPM	320,400	9/12/2012	4,860
Pound Sterling	7,066,000	RBC	11,207,654	9/12/2012	144,842
Russian Ruble	10,066,230	BOA	310,827	9/27/2012	827
Russian Ruble	1,348,310	DUB	41,633	9/27/2012	633
Russian Ruble	623,800	HSBC	19,262	9/27/2012	262
Russian Ruble	90,826,095	JPM	2,804,541	9/27/2012	87,542
Singapore Dollar	510,804	JPM	409,339	10/22/2012	2,699
Singapore Dollar	29,557	RBS	23,686	10/22/2012	199
South African Rand	815,000	BCLY	96,470	10/26/2012	(897)
South African Rand	332,692	JPM	39,380	10/26/2012	(316)
South African Rand	3,354,869	DUB	397,108	10/26/2012	804
Thai Baht	8,491,500	BCLY	270,914	10/30/2012	914
Thai Baht	1,899,900	HSBC	60,615	10/30/2012	615
Thai Baht	16,183,525	UBS	516,321	10/30/2012	7,805
Turkish Lira	286,966	BCLY	157,934	9/4/2012	666
Turkish Lira	92,175	DUB	50,365	10/24/2012	365

Notes to Financial Statements

(continued)

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Turkish Lira	6,374,739	HSBC	$3,483,215	10/24/2012	$33,058
Turkish Lira	771,859	JPM	421,751	10/24/2012	1,751
Yuan Renminbi	63,560	DUB	9,979	10/15/2012	(21)
Yuan Renminbi	383,418	BCLY	59,791	2/1/2013	(209)
Yuan Renminbi	3,832,200	HSBC	597,602	2/1/2013	(2,398)
Yuan Renminbi	46,411,603	JPM	7,237,527	2/1/2013	(24,527)
Yuan Renminbi	11,502,158	UBS	1,793,672	2/1/2013	(6,776)
Yuan Renminbi	3,000,000	DUB	463,868	8/5/2013	(15,059)
Yuan Renminbi	10,260,000	UBS	1,586,429	8/5/2013	(38,274)
Yuan Renminbi	14,100,000	JPM	2,119,962	9/8/2015	(176,455)

					732,001

Contracts to Sell:
Australian Dollar	13,931,000	BOA	14,375,535	9/20/2012	307,739
Australian Dollar	100,000	BOA	102,987	10/11/2012	163
Brazilian Real	2,059,391	UBS	1,009,769	10/2/2012	5,159
Canadian Dollar	2,789,000	JPM	2,826,874	9/20/2012	(8,621)
Canadian Dollar	16,145,000	UBS	16,364,248	9/20/2012	(621,732)
Colombian Peso	56,606,000	UBS	30,581	12/12/2012	419
Euro	36,561,000	BNP	45,988,274	9/4/2012	(1,175,932)
Euro	98,000	JPM	123,269	9/4/2012	(2,165)
Euro	88,000	HSBC	110,691	9/4/2012	(2,768)
Euro	36,562,000	RBS	45,989,532	9/4/2012	(1,129,896)
Euro	11,402,000	BCLY	14,345,838	10/2/2012	(62,609)
Euro	25,075,000	JPM	31,549,016	10/2/2012	(34,931)
Euro	36,477,000	GSC	45,894,853	10/2/2012	(262,309)
Indonesian Rupiah	3,002,180,000	DUB	307,900	1/30/2013	(2,955)
Indonesian Rupiah	868,803,700	JPM	89,104	1/30/2013	482
Indonesian Rupiah	948,260,656	UBS	97,253	1/30/2013	406
Japanese Yen	1,186,929,000	BCLY	15,156,275	9/10/2012	(49,727)
Japanese Yen	3,250,428,000	BNP	41,505,751	9/10/2012	(954,457)
Japanese Yen	240,000,000	DUB	3,064,637	9/10/2012	(48,443)
Japanese Yen	206,423,000	UBS	2,635,881	9/10/2012	(47,378)
Japanese Yen	1,180,000,000	BCLY	15,068,700	9/18/2012	(164,441)
Japanese Yen	1,190,000,000	JPM	15,199,072	10/9/2012	(140,927)
Malaysian Ringgit	1,175,656	DUB	375,152	10/16/2012	85
Malaysian Ringgit	335,000	HSBC	106,899	10/16/2012	(2,325)
Malaysian Ringgit	1,971,600	JPM	629,138	10/16/2012	(12,966)
Malaysian Ringgit	1,134,334	UBS	361,966	10/16/2012	(7,328)
Mexican Peso	14,472,250	HSBC	1,083,776	12/3/2012	(10,232)
Mexican Peso	1,567,795	UBS	117,407	12/3/2012	(2,407)
New Taiwan Dollar	50,320,000	HSBC	1,684,539	11/30/2012	4,051
Norwegian Krone	13,568,000	DUB	2,332,426	11/21/2012	(21,917)
Peruvian Sol	224,834	UBS	85,590	12/12/2012	(590)
Philippine Peso	3,782,700	DUB	89,625	10/31/2012	375
Polish Zloty	779,114	BCLY	232,862	11/14/2012	(1,450)
Pound Sterling	17,777,000	BCLY	28,196,783	9/12/2012	(383,955)
Pound Sterling	6,306,000	BNP	10,002,189	9/12/2012	(251,738)

Notes to Financial Statements

(continued)

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Pound Sterling	95,000	JPM	$150,683	9/12/2012	$(1,930)
Pound Sterling	165,000	DUB	261,713	9/12/2012	(2,705)
Pound Sterling	3,488,000	RBS	5,532,451	9/12/2012	(135,992)
Pound Sterling	1,737,000	UBS	2,755,122	9/12/2012	(31,440)
Singapore Dollar	28,675	HSBC	22,979	10/22/2012	21
Singapore Dollar	84,763	UBS	67,926	10/22/2012	74
South African Rand	7,455,482	BCLY	882,489	10/26/2012	16,000
South African Rand	440,271	JPM	52,114	10/26/2012	886
South African Rand	8,850,046	DUB	1,047,560	10/26/2012	(796)
South African Rand	29,821,929	HSBC	3,529,954	10/26/2012	66,039
Turkish Lira	286,966	BCLY	156,801	10/24/2012	(721)
Turkish Lira	415,657	DUB	227,119	10/24/2012	(498)
Yuan Renminbi	46,411,603	JPM	7,237,527	2/1/2013	46,724
Yuan Renminbi	11,502,158	UBS	1,793,672	2/1/2013	27,010
Yuan Renminbi	3,000,000	DUB	463,868	8/5/2013	3,022
Yuan Renminbi	10,260,000	UBS	1,586,429	8/5/2013	10,458
Yuan Renminbi	14,100,000	JPM	2,119,962	9/8/2015	12,041

					(5,077,127)

Net Unrealized (Loss) on Open Forward Foreign Currency Contracts					$(4,345,126)

At August 31, 2012, Core Fixed Income Investments held the following OTC interest rate swap contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Market Paid (Received)	Unrealized Appreciation (Depreciation)
Pay	6-Month Australian Bank Bill, AAA	3.750%	03/15/2018	DUB	AUD 4,700,000	$61,860	$6,898	$54,962
Pay	6-Month Australian Bank Bill, AAA	3.750%	03/15/2018	GSC	AUD 2,500,000	32,905	5,419	27,486
Pay	6-Month Australian Bank Bill, AAA	4.000%	03/15/2023	GSC	AUD 2,500,000	28,363	(4,313)	32,676
Pay	6-Month Australian Bank Bill, AAA	5.500%	12/15/2017	BCLY	AUD 1,500,000	158,654	(7,490)	166,144
Pay	6-Month Australian Bank Bill, AAA	5.500%	12/15/2017	DUB	AUD 1,000,000	105,770	(4,460)	110,230
Pay	BRL-CDI-Compounded	9.940%	01/02/2015	GSC	BRL 6,200,000	99,467	—	99,467
Pay	BRL-CDI-Compounded	10.135%	01/02/2015	HSBC	BRL 3,500,000	63,209	11,465	51,744
Pay	BRL-CDI-Compounded	9.930%	01/02/2015	UBS	BRL 9,200,000	146,630	7,136	139,494
Pay	BRL-CDI-Compounded	10.530%	01/02/2014	HSBC	BRL 4,500,000	78,214	1,915	76,299
Pay	BRL-CDI-Compounded	11.935%	01/02/2014	HSBC	BRL 2,100,000	68,487	6,189	62,298
Pay	BRL-CDI-Compounded	11.960%	01/02/2014	GSC	BRL 12,600,000	458,447	(32,965)	491,412
Pay	BRL-CDI-Compounded	11.990%	01/02/2014	BCLY	BRL 1,100,000	40,429	358	40,071
Pay	BRL-CDI-Compounded	12.120%	01/02/2014	HSBC	BRL 8,300,000	324,297	19,221	305,076
Pay	BRL-CDI-Compounded	12.510%	01/02/2014	BCLY	BRL 3,200,000	112,518	3,263	109,255
Pay	BRL-CDI-Compounded	12.555%	01/02/2014	HSBC	BRL 3,000,000	106,799	4,785	102,014
Pay	Mexico Interbank, TIIE, A-	7.500%	06/02/2021	UBS	MXN 43,300,000	427,688	135,498	292,190
Receive	3-Month USD-LIBOR, AA+	2.750%	02/17/2042	BCLY	USD 1,545,000	(97,044)	—	(97,044)

						$2,216,693	$152,919	$2,063,774

Notes to Financial Statements

(continued)

At August 31, 2012, Core Fixed Income Investments had the following centrally cleared interest rate swap contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Pay	6-Month EURIBOR, AA-	2.00%	3/21/2017	BCLY	EUR 2,200,000	$160,267

						$160,267

At August 31, 2012, Core Fixed Income Investments held the following OTC credit default swap contracts:

OTC Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at August 31, 2012 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Embarq Corp., BB,	(1.425%)	03/20/2014	DUB	0.008%	USD 600,000	$(7,919)	$—	$(7,919)
Embarq Corp., BB,	(1.300%)	03/20/2014	DUB	0.008%	USD 200,000	(2,201)	1,445	(3,646)
Embarq Corp., BB,	(1.270%)	03/20/2014	DUB	0.008%	USD 600,000	(6,286)	—	(6,286)
Embarq Corp., BB,	(1.250%)	03/20/2014	DUB	0.008%	USD 1,200,000	(12,151)	—	(12,151)
Foster’s Finance Corp., BBB+,	(2.140%)	12/20/2014	BCLY	0.002%	USD 2,400,000	(116,243)	—	(116,243)
Goodrich Corp., BBB+,	(0.510%)	09/20/2016	DUB	0.001%	USD 300,000	(5,271)	—	(5,271)
HSBC Finance Corp., A,	(0.165%)	12/20/2013	BNP	0.008%	USD 300,000	2,427	—	2,427
Race Point CLO, B+,	(4.030%)	04/15/2020	BOA	0.001%	USD 1,100,000	297,828	8,250	289,578
Race Point CLO, BB+,	(1.950%)	04/15/2020	BOA	0.001%	USD 800,000	187,354	2,800	184,554
Saratoga CLO I Ltd., BB+,	(1.880%)	12/15/2019	BOA	0.000%	USD 1,000,000	263,489	7,500	255,989

						$601,027	$19,995	$581,032

OTC Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at August 31, 2012 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Ally Financial Inc., B+,	3.570%	09/20/2017	BOA	0.035%	USD 2,800,000	$28,798	$—	$28,798

						$28,798	$—	$28,798

At August 31, 2012, Core Fixed Income Investments held the following centrally cleared credit default swap contracts:

Centrally Cleared - Credit Default Swaps on Credit Indices - Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Notional Amount (4)	Unrealized Appreciation (Depreciation)
Dow Jones CDX HY14 5 Year Index, B-,	(5.000%)	06/20/2015	BCLY	USD 4,992,000	$(318,166)
Dow Jones CDX HY15 5 Year Index, B-,	(5.000%)	12/20/2015	BCLY	USD 3,840,000	(334,565)
Dow Jones CDX IG10 10 Year Index, BAA+,	(1.500%)	06/20/2018	CSFB	USD 1,161,600	(24,908)
Dow Jones CDX IG12 5 Year Index, BAA+,	(1.000%)	06/20/2014	BCLY	USD 3,600,960	(38,401)
Dow Jones CDX IG9 10 Year Index, BAA+,	(0.800%)	12/20/2017	BCLY	USD 4,743,200	(81,366)

					$(797,406)

Notes to Financial Statements

(continued)

At August 31, 2012, International Fixed Income Investments held the following OTC interest rate swap contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Market Paid (Received)	Unrealized Appreciation (Depreciation)
Pay	6-Month Australian Bank Bill, AAA	3.500%	03/15/2018	BOA	AUD 10,700,000	$16,660	$(42,646)	$59,306
Pay	6-Month Australian Bank Bill, AAA	3.750%	03/15/2018	DUB	AUD 6,100,000	80,286	(2,667)	82,953
Pay	6-Month Australian Bank Bill, AAA	4.000%	03/15/2023	GSC	AUD 2,700,000	30,631	(18,066)	48,697
Pay	6-Month Australian Bank Bill, AAA	4.000%	03/15/2023	JPM	AUD 5,600,000	63,532	9,075	54,457
Pay	6-Month Australian Bank Bill, AAA	4.250%	03/15/2023	BCLY	AUD 700,000	22,724	2,342	20,382
Pay	6-Month Australian Bank Bill, AAA	4.250%	03/15/2023	BOA	AUD 3,100,000	100,632	11,847	88,785
Pay	6-Month Australian Bank Bill, AAA	4.250%	03/15/2023	DUB	AUD 6,200,000	201,262	64,795	136,467
Pay	BRL-CDI-Compounded	8.825%	01/02/2015	HSBC	BRL 8,000,000	39,606	30,881	8,725
Pay	6-Month JPY-LIBOR, AA-	1.500%	12/20/2015	GSC	JPY 870,000,000	460,198	126,714	333,484
Pay	6-Month JPY-LIBOR, AA-	1.500%	12/21/2021	RBS	JPY 410,000,000	372,565	110,980	261,585
Pay	Mexico InterBank, TIIE, A-	6.000%	09/02/2022	HSBC	MXN 21,800,000	22,179	(1,012)	23,191
Pay	3-Month SEK-STIBOR-SIDE, AAA	4.500%	03/18/2014	GSC	SEK 1,000,000	7,959	(1,040)	8,999

						$1,418,234	$291,203	$1,127,031

At August 31, 2012, International Fixed Income Investments held the following credit default swap contracts:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at August 31, 2012 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
American General Finance Corp., CCC,	(1.820%)	12/20/2017	RBS	0.097%	USD 1,000,000	$263,359	$—	$263,359
First Energy, BBB-,	(0.940%)	06/20/2017	RBS	0.012%	USD 1,000,000	11,948	—	11,948
Limited Brands Inc., BB-,	(3.550%)	09/20/2017	GSC	0.022%	USD 500,000	(35,478)	—	(35,478)
Macy’s Retail Holdings Inc., BBB,	(5.000%)	09/20/2014	BNP	0.006%	USD 650,000	(65,789)	(67,377)	1,588
Marsh & McLennan Cos., Inc., BBB-,	(0.670%)	09/20/2014	DUB	0.003%	USD 1,000,000	(8,904)	—	(8,904)
Pearson Dollar Finance PLC, BBB+,	(1.000%)	06/20/2014	BNP	0.003%	USD 1,000,000	(14,648)	(13,718)	(930)
Starwood Hotels & Resorts World, BBB-,	(1.490%)	06/20/2018	BOA	0.014%	USD 1,000,000	(8,421)	—	(8,421)
Tate & Lyle International Finance PLC, BBB,	(0.510%)	12/20/2014	DUB	0.004%	USD 100,000	(426)	—	(426)
UST Inc., BBB,	(0.720%)	03/20/2018	GSC	0.004%	USD 500,000	(10,154)	—	(10,154)

						$131,487	$(81,095)	$212,582

At August 31, 2012, International Fixed Income Investments held the following centrally cleared interest rate swap contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Pay	6-Month GBP-LIBOR	2.50%	09/19/2022	BCLY	GBP 3,500,000	$315,577
Pay	6-Month GBP-LIBOR	3.50%	09/19/2042	BCLY	GBP 1,700,000	(358,357)
Pay	3-Month USD-LIBOR	1.50%	06/20/2017	BCLY	USD 1,600,000	(8,278)
Pay	3-Month USD-LIBOR	2.00%	06/20/2019	BCLY	USD 1,600,000	(9,580)

						$(60,638)

Notes to Financial Statements

(continued)

OTC Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at August 31, 2012(3)	Notional Amount (4)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Australia Government Bond, AAA,	1.000%	03/20/2015	DUB	0.003%	USD 300,000	$6,105	$4,304	$1,801
Australia Government Bond, AAA,	1.000%	09/20/2015	UBS	0.003%	USD 400,000	9,144	9,263	(119)
Australia Government Bond, AAA,	1.000%	03/20/2016	DUB	0.004%	USD 300,000	6,878	6,749	129
Bundesrepublik Deutschland, AAA,	0.250%	06/20/2016	HSBC	0.004%	USD 300,000	(1,297)	(4,964)	3,667
Emirate of Abu Dhabi, AA,	1.000%	12/20/2014	BCLY	0.006%	USD 800,000	9,577	(20,483)	30,060
Japan Government 20 Year Bond, AA-,	1.000%	03/20/2015	DUB	0.004%	USD 1,500,000	25,514	11,496	14,018
Japan Government 20 Year Bond, AA-,	1.000%	03/20/2016	RBS	0.006%	USD 6,600,000	113,383	15,542	97,841
Japan Government 20 Year Bond, AA-,	1.000%	03/20/2016	BCLY	0.006%	USD 200,000	3,436	2,676	760
Japan Government 20 Year Bond, AA-,	1.000%	03/20/2016	GSC	0.006%	USD 4,300,000	73,870	(46,371)	120,241
Lloyds TSB Bank PLC, A,	1.000%	06/20/2013	DUB	0.012%	EUR 600,000	565	(9,100)	9,665
Republic of Korea, A,	1.000%	09/20/2017	UBS	0.010%	USD 2,000,000	(69)	(4,822)	4,753
U.S. Treasury Notes, AA+,	0.250%	09/20/2012	SOG	0.001%	EUR 200,000	146	(1,639)	1,785
U.S. Treasury Notes, AA+,	0.250%	09/20/2012	UBS	0.001%	EUR 600,000	438	(5,777)	6,215
U.S. Treasury Notes, AA+,	0.250%	06/20/2016	BNP	0.004%	EUR 700,000	(3,294)	(7,057)	3,763

						$244,396	$(50,183)	$294,579

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Counterparty Abbreviations:		Counterparty Abbreviations:
BBH	Brown Brothers Harriman & Co.	BOA	Bank of America
BCLY	Barclays Bank PLC	CSFB	Credit Suisse Securities (USA) LLC
BNP	BNP Paribas Bank	DUB	Deutsche Bank AG

Notes to Financial Statements

(continued)

Counterparty Abbreviations:		Currency Abbreviations:
GSC	Goldman Sachs & Co.	AUD	Australian Dollar
HSBC	HSBC Bank USA	BRL	Brazilian Real
JPM	J.P. Morgan Chase & Co.	EUR	Euro Dollar
RBC	Royal Bank of Canada	GBP	British Pound
RBS	Royal Bank of Scotland PLC	JPY	Japanese Yen
SOG	Société Générale	MXN	Mexican Peso
SSB	State Street Corp.	SEK	Swedish Krona
UBS	UBS Securities LLC
WBK	Westpac Banking Corp.

At August 31, 2012, Core Fixed Income Investments and International Fixed Income Investments had total unrealized appreciation of $2,036,465 and $1,573,554, respectively, from swap contracts.

At August 31, 2012, Core Fixed Income Investments and International Fixed Income Investments had collateral held from brokers in the net amount of $2,725,000 and $1,030,000, respectively, for the open swaps contracts. Core Fixed Income Investments also had collateral held from brokers in the net amount of $250,000 for open repurchase agreements. These amounts are disclosed within “Deposits from counterparty” within the Statement of Assets and Liabilities for the respective Funds.

4.	Shares of Beneficial Interest

At August 31, 2012, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of $0.001 per share. At August 31, 2012, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Transactions in shares of each Fund were as follows:

	Year Ended August 31, 2012	Year Ended August 31, 2011
Large Capitalization Growth Investments
Shares sold	5,180,984	18,051,112
Shares issued on reinvestment	574,007	215,671
Shares repurchased	(32,258,133)	(23,021,253)

Net (Decrease)	(26,503,142)	(4,754,470)

Large Capitalization Value Equity Investments
Shares sold	5,705,534	22,239,556
Shares issued on reinvestment	2,851,287	3,300,974
Shares repurchased	(35,541,226)	(29,605,751)

Net (Decrease)	(26,984,405)	(4,065,221)

Small Capitalization Growth Investments
Shares sold	1,257,944	2,625,466
Shares repurchased	(4,443,637)	(4,878,566)

Net (Decrease)	(3,185,693)	(2,253,100)

Small Capitalization Value Equity Investments
Shares sold	1,295,454	4,208,742
Shares issued on reinvestment	160,653	252,755
Shares repurchased	(6,302,842)	(5,821,618)

Net (Decrease)	(4,846,735)	(1,360,121)

Notes to Financial Statements

(continued)

	Year Ended August 31, 2012	Year Ended August 31, 2011
International Equity Investments
Shares sold	15,658,185	6,413,849
Shares issued on reinvestment	722,465	1,302,296
Shares repurchased	(24,944,029)	(40,954,399)

Net (Decrease)	(8,563,379)	(33,238,254)

Emerging Markets Equity Investments
Shares sold	5,237,523	8,719,348
Shares issued on reinvestment	1,274,080	748,073
Shares repurchased	(11,510,055)	(11,076,096)

Net (Decrease)	(4,998,452)	(1,608,675)

Core Fixed Income Investments
Shares sold	37,472,242	26,842,963
Shares issued on reinvestment	5,596,967	7,603,431
Shares repurchased	(52,327,337)	(23,699,040)

Net Increase (Decrease)	(9,258,128)	10,747,354

High Yield Investments
Shares sold	38,796,919	9,055,394
Shares issued on reinvestment	3,025,307	3,919,509
Shares repurchased	(26,136,959)	(11,060,798)

Net Increase	15,685,267	1,914,105

International Fixed Income Investments
Shares sold	27,945,492	6,666,778
Shares issued on reinvestment	160,537	1,673,575
Shares repurchased	(6,208,191)	(6,043,643)

Net Increase	21,897,838	2,296,710

Municipal Bond Investments
Shares sold	3,437,485	2,850,377
Shares issued on reinvestment	297,345	318,500
Shares repurchased	(3,981,895)	(3,452,468)

Net (Decrease)	(247,065)	(283,591)

Money Market Investments
Shares sold	293,627,375	114,041,013
Shares issued on reinvestment	58,949	16,775
Shares repurchased	(174,430,607)	(120,488,142)

Net Increase (Decrease)	119,255,717	(6,430,354)

Notes to Financial Statements

(continued)

5.	Dividends and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended August 31, 2012, were as follows:

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments	Small Capitalization Value Equity Investments
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	8,294,405	24,720,654	—	1,889,698
Net Long-term Capital Gains	—	—	—	—

Total Distributions Paid	$8,294,405	$24,720,654	$—	$1,889,698

	International Equity Investments	Emerging Markets Equity Investments	Core Fixed Income Investments	High Yield Investments
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	6,661,132	18,066,459	44,956,878	12,483,168
Net Long-term Capital Gains	—	—	3,302,349	—

Total Distributions Paid	$6,661,132	$18,066,459	$48,259,227	$12,483,168

	International Fixed Income Investments	Municipal Investments Bond	Money Market Investments
Distributions paid from:
Tax Exempt	$—	$2,884,427	$—
Tax Return of Capital	—	—	—
Ordinary Income	1,284,299	4,286	59,001
Net Long-term Capital Gains		—	—

Total Distributions Paid	$1,284,299	$2,888,713	$59,001

The tax character of distributions paid during the fiscal year ended August 31, 2011, were as follows:

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments	Small Capitalization Value Equity Investments
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	3,133,697	28,058,283	—	2,997,673
Net Long-term Capital Gains	—	—	—	—

Total Distributions Paid	$3,133,697	$28,058,283	$—	$2,997,673

Notes to Financial Statements

(continued)

	International Equity Investments	Emerging Markets Equity Investments	Core Fixed Income Investments	High Yield Investments
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	13,556,896	12,702,280	61,357,104	17,008,732
Net Long-term Capital Gains	—	—	2,940,955	—

Total Distributions Paid	$13,556,896	$12,702,280	$64,298,059	17,008,732

	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
Distributions paid from:
Tax Exempt	$—	$2,938,052	$—
Tax Return of Capital	—	—	—
Ordinary Income	12,802,845	4,583	16,776
Net Long-term Capital Gains	—	—	—

Total Distributions Paid	$12,802,845	2,942,635	$16,776

As of August 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Large Capitalization Growth Investments		Large Capitalization Value Equity Investments		Small Capitalization Growth Investments		Small Capitalization Value Equity Investments
Undistributed ordinary income - net	$5,600,995		$14,877,631		$—		$1,676,707
Undistibuted long-term capital gains - net	—		—		—		11,058,111
Total Undistributed earnings	5,600,995		14,877,631		—		12,734,818
Capital Loss Carryforward	(137,036,845)		(479,945,104)		(16,893,807)		—
Current Year Late Year Loss Deferral	—		—		(8,511,713)		(88,057)
Other book/tax temporary differences	(22,634,485	)(a)	(20,679,156	)(a)	(1,542,532	)(a)	(2,358,117	)(a)
Unrealized appreciation (depreciation)	415,740,765		161,755,553		50,256,980		49,565,933

Total accumulated earnings/(losses) - net	$261,670,430		$(323,991,076)		$23,308,928		$59,854,577

	International Equity Investments		Emerging Market Equity Investments		Core Fixed Income Investments		High Yield Investments
Undistributed ordinary income - net	$7,125,766		$12,983,371		$26,654,911		$831,432
Undistibuted long-term capital gains - net	—		—		9,608,403		—
Total Undistributed earnings	7,125,766		12,983,371		36,263,314		831,432
Capital Loss Carryforward	(331,585,759)		(45,400,705)		—		(21,083,770)
Current Year Late Year Loss Deferral	(6,076,398)		(12,785,158)		—		(1,855,023)
Other book/tax temporary differences	(11,458,934	)(b)	(26,554,947	)(b)	(2,506,107	)(c)(d)	(807,875	)(d)
Unrealized appreciation (depreciation)	38,560,745		102,754,022		40,808,539		5,721,901

Total accumulated earnings/(losses) - net	$(303,434,580)		$30,996,583		74,565,746		$(17,193,335)

Notes to Financial Statements

(continued)

	International Fixed Income Investments		Municipal Bond Investments	Money Market Investments
Undistributed tax exempt income - net	$—		$144,126	$—
Undistributed ordinary income - net	24,541,420		—	5,906
Undistributed long-term capital gains - net	—		—	—

Total Undistributed earnings	24,541,420		144,126	5,906
Capital Loss Carryforward	(11,600,849)		(102,985)	—
Current Year Late Year Loss Deferral	—		—	—
Other book/tax temporary differences	764,829	(c)	—	—
Unrealized appreciation (depreciation)	13,555,920		7,825,858	—

Total accumulated earnings/(losses) - net	$27,261,320		$7,866,999	$5,906

As of August 31, 2012, there were no significant differences between the book and tax components of net assets for Money Market Investments

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and tax cost adjustments related to real estate investments.
(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and other book/tax basis adjustments.
(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.
(d)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax accrual of defaulted bond interest and the difference between book and tax amortization methods for premiums on fixed income securities.

6.	Capital Loss Carry Forward

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.

As of August 31, 2012, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments	Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments
8/31/2012	$—	$—	$—	$—	$—	$—
8/31/2013	—	—	—	—	—	—
8/31/2014	—	—	—	—	—	—
8/31/2015	—	—	—	—	—	—
8/31/2016	—	—	—	—	—	—
8/31/2017	—	29,079,706	1,565,236	—	4,446,685	—
8/31/2018	137,036,845	450,865,398	15,328,571	—	317,009,031	35,702,208
8/31/2019	—	—	—	—	—	—
Non-expiring:
Short Term	—	—	—	—	10,130,043	9,698,497
Long Term	—	—	—	—	—	—

	$137,036,845	$479,945,104	$16,893,807	$—	$331,585,759	$45,400,705

Notes to Financial Statements

(continued)

Year of Expiration	Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
8/31/2012	$—	$—	$—	$—	$—
8/31/2013	—	—	—	—	—
8/31/2014	—	1,114,740	—	—	—
8/31/2015	—	—	—	—	—
8/31/2016	—	—	—	—	—
8/31/2017	—	10,731,217	6,343,658	—	—
8/31/2018	—	5,672,191	5,257,191	101,811	—
8/31/2019	—	—	—	1,174	—
Non-expiring:
Short Term	—	3,565,622	—	—	—
Long Term	—	—	—	—	—

	$—	$21,083,770	$11,600,849	$102,985	$—

These amounts will be available to offset any future taxable capital gains.

7.	Recent Accounting Pronouncements

In December 2011, Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Codification (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

8.	Subsequent Events

Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and has not identified any additional events or transactions that would require recognition or disclosure in the financial statements.

Subsequent to August 31, 2012, the Funds made the following distributions:

Record Date Payable Date	Core Fixed Income Investments	High Yield Investments	Municipal Bond Investments	Money Market Investments
9/27/12-9/28/12	$0.021550	$0.022731	$0.022835	$0.000012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Consulting Group Capital Markets Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Consulting Group Capital Markets Funds, comprised of Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments (“the Funds”) as of August 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 2008 were audited by other auditors whose report, dated October 29, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.

We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Consulting Group Capital Markets Funds as of August 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

October 30, 2012

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited)

Approval of Management Agreement and Subadvisory Agreements

At a meeting held in person on May 24, 2012, the Board of Trustees (“Board”), including a majority of the Board who are not “interested persons,” (“Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (“1940 Act”), of the Trust, re-approved for an annual period the Trust’s management agreement (“Management Agreement”) and certain subadvisory agreements (“Subadvisory Agreements”).

In their consideration of the re-approval of the Management Agreement and the Subadvisory Agreements, the Board considered the factors described below.

The Independent Trustees requested and received information from the Manager and the Sub-advisers that they deemed reasonably necessary for their review of the Management Agreement and the Subadvisory Agreements and the performance of the Manager and Sub-advisers. The Independent Trustees met in a private session with their independent legal counsel, at which meeting no representative of management was present, and were advised by separate independent legal counsel throughout the process. Following the closed session, the Board Members approved the Management Agreement and the Subadvisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and Subadvisory Agreements.

Nature, Extent and Quality of the Services Under the Management and Subadvisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager and the Sub-advisers under the Management Agreement and the Subadvisory Agreements, respectively, during the meeting and during the past year. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Trust’s other service providers. The Board reviewed information received from the Manager and the Trust’s Chief Compliance Officer regarding the review of the Trust’s and the Sub-Advisers’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management teams primarily responsible for the day-to-day portfolio management of the Funds.

The Board also considered the Manager’s brokerage policies and practices, the standards applied to the Sub-advisers, policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Subadvisory Agreements were adequate and appropriate.

Fund Performance

The Board received and considered performance information for the Funds as well as for a group of funds (“Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data for various periods. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Funds with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against its benchmarks.

The Board was generally satisfied with the overall performance of the Funds and with the efforts of the Manager and respective Sub-advisers to continue to improve performance. The Trustees determined to continue to evaluate the Funds’ performance and directed the Trust’s Investment Committee to continue to periodically review Fund performance with the Manager and report to the full Board.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fees (“Contractual Management Fees”) payable by the Funds to the Manager in light of the nature, extent and quality of the management and subadvisory services provided by the Manager and the Sub-advisers. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Funds and considered the actual fee rate (after taking any waivers and reimbursements into account) (“Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued. In addition, the Board noted that the compensation paid to the Sub-advisers is paid by the Manager, not the Funds, and, accordingly, that the retention of the Sub-advisers does not increase the fees or expenses otherwise incurred by a Fund’s shareholders.

The Board received and considered information comparing the Funds’ Contractual Management Fees and Actual Management Fees and the Funds’ actual total expenses with those of a group of comparable funds and a broader group of funds, each selected and provided by Lipper. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other subadvised funds and accounts managed by the Sub-advisers, and, in this regard, the amount of the Contractual and Actual Management Fees retained by the Manager.

The Board concluded that the fee paid by each Fund to the Manager and the fees paid by the Manager to the Sub-advisers were reasonable in light of comparative performance and expense and advisory fee information, and (as discussed below) costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager and Sub-advisers from the relationship with the Funds.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the relevant Sub-advisers’ profitability in providing subadvisory services to the Funds. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Funds.

Other Benefits to the Manager and the Sub-advisers

The Board considered other benefits received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Additional Information

(unaudited)

Trustees and Officers of the Trust

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Funds’ distributor, investment advisers, custodian, transfer agent and administrator. The day-to-day operations of the Funds are delegated to the Funds’ Manager, The Consulting Group, a division of Consulting Group Advisory Services LLC (“CGAS”).

The names of the Trustees and officers of the Trust, together with information as to their principal business occupations, are set forth below. The officers of the Trust are employees of organizations that provide services to the Funds. Each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“1940 Act”), is indicated by a double asterisk.

Name, Address and Birth Year	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee
INDEPENDENT TRUSTEES

John J. Murphy 268 Main Street Gladstone, NJ 07934 Birth Year: 1944	Chairman and Trustee	Since 2002 (Chairman since 2010)	Founder and Senior Principal, Murphy Capital Management (investment management) (1983-present)	11	Trustee, Legg Mason Partners Equity Trust (54 funds, 2007-present); Trustee, UBS Funds (52 funds, 2009-present); and Nicholas Applegate Funds (12 portfolios) (2005-2010)

Adela Cepeda c/o Morgan Stanley Wealth Management (“MSWM”) 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1958	Trustee	Since 2008	President, A.C. Advisory, Inc. (1995-present)	11	Director, Amalgamated Bank of Chicago (2003-present); Trustee, MGI Funds (7 funds, 2005-present); Trustee, UBS Funds (53 funds, 2004-present); Director, Fort Dearborn Income Securities (2000-present); Director, Municipal Securities Rulemaking Board (2001-present); and formerly, Chairperson, Alta Capital Group (2005-2007)

Stephen E. Kaufman 277 Park Avenue, 47th Fl. New York, NY 10172 Birth Year: 1932	Trustee	Since 1991	Attorney, Stephen E. Kaufman, P.C. (1957-present)	11	None

W. Thomas Matthews 453 Banks Mill Road Aiken, SC 29801 Birth Year: 1949	Trustee	Since 2009 (Interested Trustee from 2006-2009)	Retired; and Advisor, Smith Barney (2005-2007)	11	None

Mark J. Reed 101 S. Hanley Road., Suite 1260 St. Louis, MO 63105 Birth Year: 1964	Trustee	Since 2007	Managing Director and Chief Compliance Officer, Bush O’Donnell Investment Advisors, Inc., (1988-present)	11	None

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee
INTERESTED TRUSTEE**

James F. Walker MSWM 2000 Westchester Ave Purchase, NY 10577 Birth Year: 1963	Trustee, Chief Executive Officer and President	Since 2010	Managing Director, Director of Product Strategy – Investment Products and Services, MSWM and Morgan Stanley Private Bank (2012-Present); Managing Director, Head of Consulting Group, MSWM (2010-2012); Managing Director and Chief Operating Officer (“COO”), Investment Products and Markets, MSWM (2009-2010); and Managing Director, Citigroup Global Markets Inc. (“CGM”) and Chief Operating Officer, Investment Advisory Services (“IAS”), Smith Barney (2006-2009)	11	None

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS

Marc Gordon MSWM 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1968	Chief Financial Officer and Treasurer	Since 2010	Managing Director and Chief Financial Officer, Investment Strategy and Client Solutions and Capital Markets Groups, MSWM (2012-present), Executive Director and Chief Financial Officer, Investment Strategy and Client Solutions and Capital Markets Groups, MSWM (2009-2012) and Morgan Stanley & Co. (2006-2009)

Paul F. Gallagher MSWM Delaware Corporate Center II 2 Righter Parkway, 3rd Floor Wilmington, DE 19803 Birth Year: 1959	Chief Legal Officer and Secretary	Since 2007	Executive Director, Counsel, MSWM (2011-present); Executive Director and Associate General Counsel, MSWM (2009-2011); and Director and Associate General Counsel, CGM (2006-2009)

Steven Hartstein MSWM 300 Plaza Two, 3rd Floor Jersey City, NJ 07311 Birth Year: 1963	Chief Compliance Officer	Since 2006	Executive Director, MSWM (2009-present); Director, CGM and Assistant Director, IAS Compliance, Smith Barney (2008-2009); and Senior Vice President, CGM and Assistant Director, IAS Compliance, Smith Barney (2006-2007)

Donna Marley MSWM Delaware Corporate Center II 2 Righter Parkway, 3rd Floor Wilmington, DE 19803 Birth Year: 1955	Chief Operating Officer	Since 2011	Executive Director, MSWM (2009-present); Director of Consulting Group Product Governance, MSWM (2011-present); and Director, Consulting Group Risk Management, MSWM (2009-2011); Vice President, Consulting Group Risk Management, CGM (2005-2009)

Charles P. Graves, III MSWM 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1962	Chief Administrative Officer	Since 2011	Executive Director, Director of Third Party Programs, Consulting Group, MSWM (2011-present); and Director, Senior Portfolio Manager, Private Portfolio Group, MSWM (2009 - 2011) and CGM (2005-2009)

Vincenzo Alomia MSWM 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1967	Investment Officer	Since 2009	Vice President, Senior Portfolio Manager, PAS, MSWM (2009-present); and Vice President and Senior Research Analyst, Morgan Stanley & Co. (2006-2009)

Jason B. Moore MSWM Delaware Corporate Center II 2 Righter Parkway, 3rd Floor Wilmington, DE 19803 Birth Year: 1972	Investment Officer	Since 2011	Managing Director, MSWM (2012-present); Executive Director, MSWM (2011-2012); Managing Director, Bank of America Merrill Lynch (2010-2011); Executive Director, MSWM (2009-2010); and Director, CGM (1995- 2009)

Franco Piarulli MSWM 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1970	Investment Officer	Since 2011	Executive Director, Senior Portfolio Manager & Director of Portfolio Construction, PAS, MSWM (2009-present); and Vice President, Senior Analyst, Morgan Stanley & Co. (2003- 2009)

Jay T. Shearon MSWM Delaware Corporate Center II 2 Righter Parkway, 3rd Floor Wilmington, DE 19803 Birth Year: 1972	Investment Officer	Since 2007	Executive Director, MSWM (2012-Present); Vice President, MSWM (2009-2012); and Vice President, CGM (2005-2009)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Jeanine Larrea MSWM 485 Lexington Avenue, 11th Floor New York, NY 10017 Birth Year: 1966	Anti-Money Laundering Compliance Officer	Since 2009	Executive Director and Deputy AML Compliance Officer, MSSB (2010-present); Vice President and Deputy AML Compliance Officer, MSWM (2009-2010); and Vice President, Morgan Stanley & Co. (2004-2009)

Sean Lutz MSWM Delaware Corporate Center II 2 Righter Parkway, 3rd Floor Wilmington, DE 19803 Birth Year: 1971	Assistant Treasurer	Since 2010	Vice President, MSWM (2009-present); and Vice President, CGM (2006-2009)

Suzan M. Barron BBH 50 Milk Street Boston, MA 02109 Birth Year: 1964	Assistant Secretary	Since 2011	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary and Regulatory Support Practice of Fund Administration, BBH&Co. (2005-present)

Alexander Tikonoff BBH 50 Milk Street Boston, MA 02109 Birth Year: 1974	Assistant Secretary	Since 2011	Assistant Vice President and Investor Services Counsel, BBH&Co. (2006-present)

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Walker is an “interested person” of the Trust as defined in the 1940 Act because of his position with MSSB.

Important Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2011:

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments
Record Date:	12/6/2011	12/6/2011	12/6/2011	12/6/2011	12/6/2011
Payable Date:	12/7/2011	12/7/2011	12/7/2011	12/7/2011	12/7/2011
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	100.00%	100.00%	100.00%	66.46%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	97.65%	100.00%	0.00%	—
Foreign Source Income	—	—	—	98.99%*	99.37%*
Foreign Tax Paid Per Share	—	—	—	$0.01757	$0.04693

	Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
Record Date:	12/6/2011	12/6/2011	Monthly	Monthly	Monthly
Payable Date:	12/7/2011	12/7/2011	Monthly	Monthly	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	—	0.00%	—	—	—
Dividends Qualifying for the Dividends Received Deduction for Corporations	—	0.00%	—	—	—
Interest from Tax-Exempt Obligations	—	—	—	100.00%	—
Interest from Federal Obligations	31.85%	0.00%	1.99%	—	14.09%
Long-Term Capital Gain Dividend	$0.0226	—	—	—	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

MORGAN STANLEY SMITH BARNEY, LLC

Distributor

CONSULTING GROUP ADVISORY SERVICES LLC

Investment Adviser

This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-877-937-6739 (“ask for Consulting Group”).

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-877-937-6739 (ask for “Consulting Group”), (2) on the Funds’ website at https://www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html and (3) on the SEC’s website at www.sec.gov.

© 2012 Morgan Stanley Smith Barney LLC (“Morgan Stanley”). Consulting Group Advisory Services LLC (“CGAS”) is a business of Morgan Stanley. Securities are offered through Morgan Stanley. Investments are not FDIC-insured or bank-guaranteed, and investors may lose money.

Consulting Group Capital Markets Funds

2000 Westchester Avenue

Purchase, NY 10577

ITEM 2. CODE OF ETHICS.

As of the period ended August 31, 2012 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Mark J. Reed possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Reed as the Registrant’s audit committee financial expert. Mr. Reed is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES –

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2012 and August 31, 2011 for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $455,075 in 2012 and $417,500 in 2011.

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2012, and August 31, 2011, for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4, were $0 in 2012 and $0 for 2011.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2012 and August 31, 2011 for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $86,925 in 2012 and $84,250 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2012, and August 31, 2011, for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 in 2012 and $0 for 2011.

(e)(1) The Charter for the Audit Committee (“Committee”) of the Consulting Group Capital Markets Funds provides that the Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (“Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2012 and 0% for 2011; Tax Fees were 0% for 2012 and 0% for 2011; and Other Fees were 0% for 2012 and 0% for 2011.

(f) Not Applicable.

(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant of each of the last two fiscal years of the Registrant (“Service Affiliates”) were $0 in 2012 and $0 in 2011.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)ii of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. INVESTMENTS.

A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in

Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c)) were effective, as of a date within 90 days of the filing date of this report, based on his evaluation of these disclosure controls and procedures as required by

Rule 30a-3(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Consulting Group Capital Markets Funds

By:	/s/ James F. Walker
James F. Walker
Chief Executive Officer
Consulting Group Capital Markets Funds

Date: November 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Walker
James F. Walker
Chief Executive Officer
Consulting Group Capital Markets Funds

Date: November 7, 2012

By:	/s/ Marc Gordon
Marc Gordon
Chief Financial Officer
Consulting Group Capital Markets Funds

Date: November 7, 2012